UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-23738

Capital Group Fixed Income ETF Trust

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Troy S. Tanner

Capital Group Fixed Income ETF Trust

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Capital Group Fixed Income ETF Trust Annual report for the period ended December 31, 2023

Fixed income
for a variety of
investor goals

The Securities and Exchange Commission has adopted new regulations that will change the content and design of annual and semi-annual shareholder reports beginning in July 2024. Certain types of information, including investment portfolio and financial statements, will not be included in the shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications from the fund electronically, you may update your mailing preferences with your financial intermediary or enroll in e-delivery at capitalgroup.com (for accounts held directly with the fund).

The funds within Capital Group Fixed Income ETF Trust seek to pursue a variety of objectives for investors and are offered by Capital Group, home of American Funds®. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, refer to capitalgroup.com. Market price returns are determined using the official closing price of the fund’s shares and do not represent the returns you would receive if you traded shares at other times.

Here are the total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2023:

	Fund inception date	1 year	Since inception	30-day SEC yield	Gross expense ratio*

CGCB — Capital Group Core Bond ETF	9/26/23			4.48%	0.27%
Net asset value		—	6.56%
Market price		—	6.84

CGCP — Capital Group Core Plus Income ETF	2/22/22			5.48	0.34
Net asset value		7.25%	–1.65
Market price		7.19	–1.56

CGMU — Capital Group Municipal Income ETF	10/25/22			3.44	0.27
Net asset value		6.78	10.07
Market price		6.76	10.34

CGSD — Capital Group Short Duration Income ETF	10/25/22			5.08	0.25
Net asset value		5.14	5.85
Market price		5.01	5.98

CGSM — Capital Group Short Duration Municipal Income ETF	9/26/23			3.23	0.25
Net asset value		—	4.00
Market price		—	4.24

CGMS — Capital Group U.S. Multi-Sector Income ETF	10/25/22			6.43	0.39
Net asset value		11.39	12.90
Market price		11.49	13.17

Capital Group exchange-traded funds (ETFs) are actively managed and do not seek to replicate a specific index. ETF shares are bought and sold through an exchange at the then current market price, not net asset value (NAV), and are not individually redeemed from the fund. Shares may trade at a premium or discount to their NAV when traded on an exchange. Brokerage commissions will reduce returns. There can be no guarantee that an active market for ETFs will develop or be maintained, or that the ETF’s listing will continue or remain unchanged.

ETF market price returns since inception are calculated using NAV for the period until market price became available (generally a few days after inception).

Since inception returns are cumulative for ETFs with less than one year of history and average annual for ETFs with more than one year of history.

As nondiversified funds, Capital Group ETFs have the ability to invest a larger percentage of assets in securities of individual issuers than a diversified fund. As a result, a single issuer could adversely affect a fund’s results more than if the fund invested a smaller percentage of assets in securities of that issuer. Refer to the applicable prospectus for details.

*	The total annual fund operating expense ratios were as of each fund’s prospectus dated March 1, 2024 (unaudited). The expense ratios for CGCB and CGSM are estimated.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	Fund reviews

Investment portfolios

14	Capital Group Core Bond ETF

21	Capital Group Core Plus Income ETF

39	Capital Group Municipal Income ETF

62	Capital Group Short Duration Income ETF

75	Capital Group Short Duration Municipal Income ETF

81	Capital Group U.S. Multi-Sector Income ETF

98	Financial statements

129	Board of trustees and other officers

Fellow investors:

We are pleased to present this annual report for Capital Group Core Bond ETF (ticker: CGCB), Capital Group Core Plus Income ETF (ticker: CGCP), Capital Group Municipal Income ETF (ticker: CGMU), Capital Group Short Duration Income ETF (ticker: CGSD) and Capital Group Short Duration Municipal Income ETF (ticker: CGSM) and Capital Group U.S. Multi-Sector Income ETF (ticker: CGMS). This report covers the fiscal year ending December 31, 2023. For CGCB and CGSM, the commentary in this report for those funds reflect the funds’ inception date (9/26/23) to fiscal year-end period.

Bond market overview

After experiencing one of the most difficult markets in 40 years in 2022, fixed income markets bounced back modestly in 2023. However, for much of 2023, bond markets were volatile amid continued central bank interest rate hikes as global central banks sought to dampen elevated inflationary pressures. These central banks, particularly the U.S. Federal Reserve (the Fed), were able to use higher interest rate policies to reduce inflationary pressures without seemingly pushing the global economy into recession. By the end of 2023, the Fed had indicated that they had likely reached the end of interest rate hikes and could reduce rates in 2024, which helped propel bond prices higher during the fourth quarter.

In the U.S., the Fed raised benchmark interest rates during the first seven months of 2023, albeit at a more modest pace than in the previous year. At the end of 2023, the target range for the Federal funds rate was 5.25% to 5.50%, or 1% higher than the end of 2022. The 10-year Treasury yield ended 2023 at 3.88%, the same level it ended the previous year after peaking at 4.98% in October 2023, which was the highest yield in more than 15 years. Short-term bond yields from 1-month to 1-year maturities rose during the year, but 2- through 7-year bond yields declined modestly. The yield curve remained inverted during 2023, meaning shorter term bond yields were higher than longer term bond yields. There were periods of more extreme yield curve inversion during the middle of the year, yet as Fed interest rate hikes appeared to be closer to ending, 2- to 7-year yields declined more than longer maturities. This resulted in a modestly steeper portion of the curve for maturities of two or more years. Overall, short-term bond yields remained higher than long-term yields at the end of 2023.

Returns for the Bloomberg U.S. Aggregate Index — the broad-based U.S. bond market benchmark — and the Bloomberg Global Aggregate Index1 were 5.53% and 5.72%, respectively. These gains marked a turnaround from sharp losses in 2022. Looking at short-term investment-grade securities, the Bloomberg U.S. Government/Credit (1-3 Years) Index2 rose 4.61%. As inflation tapered throughout the year, the Bloomberg U.S. Treasury Inflation-Protected Securities Index3 lagged the benchmark with a return of 3.90%. Mortgage bonds bounced back despite tepid housing demand and supply, with the Bloomberg U.S. Mortgage Backed Securities Index4 returning 5.05%.

Within U.S. credit sectors, investment-grade bonds outpaced the broader market and the Bloomberg U.S. Corporate Investment Grade Index5 posted a return of 8.52%.

[1]	Bloomberg Global Aggregate Index represents the global investment-grade fixed income markets.
[2]	Bloomberg 1-3 Year U.S. Government/Credit Index is a market-value weighted index that tracks the total return results of fixed-rate, publicly placed, dollar-denominated obligations issued by the U.S. Treasury, U.S. government agencies, quasi-federal corporations, corporate or foreign debt guaranteed by the U.S. government, and U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements, with maturities of one to three years.
[3]	Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index consists of investment-grade, fixed-rate, publicly placed, dollar-denominated and non-convertible inflation-protected securities issued by the U.S. Treasury that have at least one year remaining to maturity, and have at least $250 million par amount outstanding.
[4]	Bloomberg U.S. Mortgage Backed Securities Index is a market-value-weighted index that covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).
[5]	Bloomberg U.S. Corporate Investment Grade Index represents the universe of investment-grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements.

Past results are not predictive of results in future periods.

Capital Group Fixed Income ETF Trust	1

High-yield corporate bonds registered strong returns, with the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index6 climbing 13.44% for the year.

Turning to the municipal bond market, strong state reserve levels and the U.S. economy seemingly staving off recession helped the Bloomberg Municipal Bond Index7 outpace the taxable fixed income market. The index rose 6.40% in 2023. Shorter maturity municipal bonds lagged with the Bloomberg Municipal Short 1-5 Years Index8 returning 3.58% in 2023.

Inside the funds

Since inception (9/26/23) through the end of the fiscal year (12/31/23), CGCB returned 6.84% on a market price basis and 6.56% on a net asset value (NAV) basis. The fund outpaced its benchmark, the Bloomberg U.S. Aggregate Index, on a market price basis, but lagged on a net asset value basis. CGCB’s yield curve positioning detracted from results relative to the fund’s benchmark, but was counterbalanced by sector/industry selection, largely a result of greater-than-benchmark investment in the securitized credit and investment-grade corporates sectors.

CGCP outpaced its benchmark, the Bloomberg U.S. Aggregate Index, returning 7.19% on a market price basis and 7.25% on a NAV basis in 2023. The fund’s overweight to credit, particularly high yield, and strong security selection across sectors drove much of the contributions to results relative to the benchmark. The fund’s relative underweight duration position for much of the year was further additive to results as yields rose significantly before peaking in October. Meanwhile, CGCP’s positioning for yield curve steepening, intended to help balance procyclical positioning in credit, detracted from relative results as the curve did not steepen as much as the market anticipated in 2023.

CGMU returned 6.76% on a market price basis and 6.78% on a NAV basis in 2023, outpacing its benchmark, the 85%/15% Bloomberg 1-15 Year Blend (1-17 Year) Municipal Bond Index/Bloomberg 1-15 Year Blend (1-17 Year) High Yield Municipal Bond Index9. Security selection and curve positioning were key drivers of excess returns in 2023. Investment choices and yield curve positioning within the corporates sector were particularly additive. In contrast, duration positioning was a modest detractor from relative results. Housing and utility duration positioning — or the maturity of the investments in these sectors — were drags on returns compared to the benchmark.

CGSD rose 5.01% and 5.14% on a market price and NAV basis, respectively for the year. Credit sectors and duration positioning contributed to results, while yield curve positioning detracted. All credit sectors contributed to absolute results for the year, and diversification benefitted the fund. Within credit sectors, a diversified mix of asset-backed securities (ABS) contributed the most to absolute results followed by investment-grade industrial corporate bonds. Non-agency CMBS and residential MBS also added strongly to absolute results. Short maturity investment-grade corporate bonds had positive returns and CGSD’s allocation to this sector benefitted the fund. Industrials were the largest driver of results followed by financials. Throughout the year, CGSD managers positioned the portfolio in anticipation of yield curve steepening, which detracted from returns.

Over the fund’s brief lifetime (9/26/23 through 12/31/23), CGSM registered a 4.24% return on a market price basis and 4.00% on a net asset value (NAV) basis, which outpaced its benchmark, the Bloomberg Municipal Short 1-5 Years Index. Security selection and duration positioning were among the contributors to relative returns, while yield curve positioning in the general obligation sector was a notable detractor.

In 2023, CGMS posted an 11.49% return on a market price basis and an 11.39% on a NAV basis. The fund’s results surpassed that of its benchmark index, the Bloomberg U.S. Aggregate Index and its secondary benchmark, the Bloomberg Custom Multi-Sector Composite Index10.

[6]	Bloomberg U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment-grade debt.
[7]	Bloomberg Municipal Bond Index is a market-value-weighted index designed to represent the long-term investment-grade tax-exempt bond market. This index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.
[8]	Bloomberg Municipal Short 1-5 Years Index is a market-value-weighted index that includes investment-grade tax-exempt bonds with maturities of one to five years.
[9]	85%/15% Bloomberg 1-15 Year Blend (1-17) Municipal Bond Index/Bloomberg 1-15 Year Blend (1-17) High Yield Municipal Bond Index blends the Bloomberg 1-15 Year Blend (1-17) Municipal Bond Index with the Bloomberg 1-15 Year Blend (1-17) High Yield Municipal Bond Index by weighting their cumulative total returns at 85% and 15%, respectively. The blend is rebalanced monthly. Bloomberg 1-15 Year Blend (1-17) Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 17 years. Bloomberg 1-15 Year Blend (1-17) High Yield Municipal Bond Index consists of a broad selection of below-investment-grade general obligation and revenue bonds of maturities ranging from one year to 17 years.
[10]	Bloomberg Custom Multi-Sector Composite Index reflect the results of the Custom US CMBS ex AAA/US HY 2% Cap/ US ABS ex AAA/ US Corp Index from 06/01/2022 through 09/30/2023 and the Custom US CMBS Non-Agency ex AAA/US HY 2% Cap/ US ABS ex AAA/US Corp Index, thereafter. Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of fixed-rate, non-investment-grade debt. The index limits the maximum exposure of any one issuer to 2%. Bloomberg U.S. Corporate Investment Grade Index represents the universe of investment-grade publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. Bloomberg CMBS Non-Agency ex AAA Index represents the universe of U.S. commercial mortgage-backed securities, excluding issuers with credit ratings of AAA, the highest credit quality rating. Bloomberg Non-Agency CMBS ex AAA Index represents the universe of U.S. commercial mortgage-backed securities, excluding agency and issuers with credit ratings of AAA, the highest credit quality rating. Bloomberg ABS ex AAA Index represents the universe of U.S. asset-backed securities, excluding issuers with credit ratings of AAA, the highest credit quality rating.

Past results are not predictive of results in future periods.

2	Capital Group Fixed Income ETF Trust

Security selection was the primary driver of results compared to the secondary benchmark, especially in investment-grade corporates and securitized credit sectors. Sector/industry positioning detracted from relative returns, driven by CGMS’s lower investment in high-yield corporates and the fund’s allocation to cash & money market instruments in an up-market environment.

Looking ahead

With inflation falling and a cooling economy, bond investors may be feeling some relief: The Fed may finally be done lifting interest rates. Bonds could be one of the more attractive areas of financial markets in 2024 as yields across the bond market are near 20-year highs.

In previous economic cycles, an inverted yield curve, where shorter maturity bond yields are higher than longer maturity bond yields, would have been a harbinger of an imminent recession. Nearly 18 months after this cycle’s initial yield curve inversion, the U.S. economy has yet to enter recession. However, given the significant monetary policy intervention over the past 15 years, a surprisingly resilient U.S. consumer post-COVID and a limited timeframe to determine the impact of higher rates across several industries, it may be too early to tell whether the Fed has pulled off a “soft landing”, meaning slowing economic activity will reaccelerate rather than resulting in recession.

Whether the U.S. economy goes into recession or experiences a soft landing, fixed income portfolio managers believe positioning funds for yield curve normalization or steepening, where long-term Treasury yields are higher than short-term yields, may be appropriate. Managers think there’s a low probability of inflation reaccelerating which would make further Fed rate increases unlikely. Conversely, should economic data show broad deterioration, the Fed could consider lowering rates.

No matter whether the Fed holds rates at current levels in 2024 or even reduces rates, it’s important to note the end of a rate increase cycle has historically been an attractive time to own longer duration securities. Duration, which measures a bond’s sensitivity to interest rates, is a hallmark of bonds with longer maturities. As 2024 progresses, managers will be mindful of opportunities to add duration to portfolios.

Within securitized credit and corporates sectors, portfolio managers believe an active approach may be key to uncovering attractively valued opportunities, especially as some areas within these sectors can see conditions change quickly. Strong balance sheets and low refinancing needs make investment-grade corporate bonds a potential area of opportunity should economic growth remain modest in 2024. Similarly, managers think agency mortgage-backed securities (MBS) could bring an appealing risk-return profile given higher starting yields and their implicit government backing. However, managers feel the attractiveness of agency MBS is valuation sensitive and their active management may help uncover value if the market environment changes quickly.

High-yield bonds (those rated BB/Ba and lower by debt ratings agencies) could offer healthy income potential. Despite the rapid increase in rates during recent years, bond market investors have priced in only modest increases in high-yield corporate debt default rates in 2024. In the high-yield corporate debt sector, most issuers’ existing debt will not reach maturity until 2026 or beyond. Given higher interest rates, many companies with higher debt loads have turned to private credit for their more immediate funding needs. With this backdrop, portfolio managers believe selectivity will be key.

In municipal bonds, fundamentals appear solid despite an uncertain environment. State reserves are ample due to climbing corporate income and sales taxes along with greater household incomes. With the potential for a slower economic growth environment, managers remain cautious in 2024, with some maintaining a more defensive portfolio to potentially safeguard against any macroeconomic headwinds that may arise.

Cordially,

Chitrang Purani
President, Capital Group Core Bond ETF

David A. Hoag

President, Capital Group Core Plus Income ETF

Courtney K. Wolf

President, Capital Group Municipal Income ETF

Vincent J. Gonzales

President, Capital Group Short Duration Income ETF

Vikas Malhotra

President, Capital Group Short Duration Municipal Income ETF

Damien J. McCann

President, Capital Group U.S. Multi-Sector Income ETF

February 14, 2024

For current information about the fund, refer to capitalgroup.com.

Past results are not predictive of results in future periods.

Capital Group Fixed Income ETF Trust	3

Capital Group Core Bond ETF

Capital Group Core Bond ETF seeks to provide as high a level of current income as is consistent with the preservation of capital.

CGCB returned 6.84% on a market price bases and 6.56% on a net asset value (NAV) basis from inception (September 26, 2023) to the end of the fiscal year (December 31, 2023). The fund’s benchmark, the Bloomberg U.S. Aggregate Index, increased 6.63% over the same period. For the inception to fiscal year-end period, the fund paid a monthly dividend totaling approximately 25 cents a share.

Sector selection contributed positively to returns in excess of the fund’s benchmark, while curve positioning and security selection detracted from relative results. CGCB’s greater-than-benchmark investment in investment-grade corporate debt and securitized assets, particularly agency mortgage-backed securities (MBS), were the largest contributors to returns from a sector selection perspective. Meanwhile, selection within agency MBS resulted in the largest detraction from returns.

CGCB managers continue to seek high quality investments across a variety of bond sectors to pursue the fund’s investment objective. Given the market backdrop, managers are seeking a higher quality and balanced approach. The fund was about neutral duration relative to the benchmark at the end of the fiscal year. Managers believe the Fed may reduce interest rates in 2024, which has historically been a boon to longer-duration bonds and makes interest rate exposure relatively attractive over the medium term. However, managers expect market volatility will create opportunities to profit from shorter term duration positioning and will adjust accordingly. Managers see value in positioning along the yield curve, holding higher-than-benchmark exposure to shorter maturities (from two- to seven-year), which should benefit from expected Fed cuts in 2024. Managers have a lower exposure relative to the benchmark on the long end of the curve, from the 10-year to 30-year portion, which is less likely to benefit from rate cuts and could be negatively affected by elevated U.S. Treasury issuance to fund sustained high government deficits. Managers believe securitized assets, including agency MBS, offer a high-quality profile and minimal credit risk with attractive valuations relative to other sectors. The room for upside given valuations in corporate bonds appears to be limited, but we are leaning into security selection to unearth compelling opportunities.

Results at a glance

For periods ended December 31, 2023, with all distributions reinvested

Cumulative total returns
Lifetime (since 9/26/23)

Capital Group Core Bond ETF
Net asset value	6.56%
Market price*	6.84
Bloomberg U.S. Aggregate Index†	6.63

*	ETF market price results since inception are calculated using NAV for the period until market price became available (generally a few days after inception).
†	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

Past results are not predictive of results in future periods.

4	Capital Group Fixed Income ETF Trust

Capital Group Core Plus Income ETF

Capital Group Core Plus Income ETF seeks to provide current income and maximum total return, consistent with preservation of capital.

The fund registered a total return of 7.19% on a market price basis and 7.25% on a NAV basis in 2023. The fund’s benchmark index, the Bloomberg U.S. Aggregate Index, a market value-weighted index that represents the U.S. investment-grade fixed-rate bond market, posted a 5.53% increase. For the fiscal year, the fund paid a monthly dividend totaling almost $1.13 a share.

CGCP’s investment in credit, particularly sector allocation and security selection, was additive to relative results in 2023. Managers’ security selection in investment-grade corporate, securitized credit (asset-backed securities and commercial mortgage-backed securities) and emerging markets debt benefitted the fund. Additionally, the fund’s active duration positioning contributed to results compared to the index. Meanwhile, CGCP’s managers positioned the portfolio for yield curve steepening in 2023 and, overall, the cost of carrying that position detracted from relative returns. Managers implemented this positioning to potentially provide some ballast in the portfolio should rates normalized or had a recession materialized.

CGCP’s portfolio managers are taking a balanced approach to portfolio construction across credit and interest rates with a goal of generating strong results in an environment of continued economic growth, while having positions in the portfolio that could help protect on the downside should a recession occur in the future. One example of more defensive-positioning is CGCP’s overweight position in agency mortgage-backed securities (MBS). Portfolio managers also see opportunities within securitized credit industries, such as automobile asset-backed securities and commercial mortgage-backed securities (CMBS), due to attractive valuations and favorable fundamentals. With the significant decline in interest rates in the fourth quarter, managers reduced duration to move back to an underweight position compared the benchmark. At the end of the fiscal year, managers maintained positioning for a steeper yield curve which they expect could do well across multiple scenarios. CGCP’s managers believe the yield curve may normalize, or steepen, from its current inverted posture. If the Fed were to cut rates, this positioning could provide ballast in the portfolio in the case of a risk-off (when investors prefer less growth-oriented investments) or recessionary environment or should interest rates rise significantly.

How a hypothetical $10,000 investment has grown

since fund’s inception on February 22, 2022 (with all distributions reinvested)

The results shown are before taxes on fund distributions and sale of fund shares.

Capital Group Fixed Income ETF Trust	5

Capital Group Core Plus Income ETF (continued)

Results at a glance

For periods ended December 31, 2023, with all distributions reinvested

	Cumulative total returns	Average annual
	1 Year	Lifetime (since 2/22/22)

Capital Group Core Plus Income ETF
Net asset value	7.25%	–1.65%
Market price*	7.19	–1.56
Bloomberg U.S. Aggregate Index†	5.53	–2.52

*	ETF market price results since inception are calculated using NAV for the period until market price became available (generally a few days after inception).
†	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

Past results are not predictive of results in future periods.

6	Capital Group Fixed Income ETF Trust

Capital Group Municipal Income ETF

Capital Group Municipal Income ETF seeks to provide a high level of current income exempt from regular federal income tax, consistent with the preservation of capital.

CGMU returned of 6.76% on a market price basis and 6.78% at NAV for fiscal 2023. These returns outpaced the 5.57% total return of the fund’s benchmark index, the 85%/15% Bloomberg 1-15 Year Blend (1-17 Year) Municipal Bond Index/Bloomberg 1-15 Year Blend (1-17 Year) High Yield Municipal Bond Index. For the fiscal year, the fund paid a monthly dividend totaling approximately 84 cents a share.

Security selection and yield curve positioning were the largest contributors to results in 2023 compared to the benchmark. Corporates and general obligation issues were the two areas that managers added the most value from investment choice. The fund’s overweight position compared to the benchmark in long-term bonds in the 20- and 30-year maturities range were particularly additive to comparative results as these maturities experienced the largest decline in yields. Meanwhile, the fund’s duration positioning was a modest drag on relative returns, with duration positioning in housing sector bonds providing a notable headwind.

Despite the rally in bonds at the end of 2023, CGMU portfolio managers believe still-attractive tax-equivalent yields, solid credit fundamentals and investors moving out of cash and cash-like investments could help support strong demand for municipal bonds in 2024. On the heels of the Fed signaling the end of rate hikes in late 2023, managers are constructive on the potential for rate cuts by the Fed in 2024. As a result, CGMU maintained a longer than benchmark duration position. At the sector level, managers feel municipal single-family housing presents compelling valuations. In this area, bonds in the highest AAA-rated and AA-rated tranches offer similar yields to lower quality segments of the market. Managers are also finding what they believe are attractive opportunities in the tax-allocation and tax-assessment segments of the market.

How a hypothetical $10,000 investment has grown

since fund’s inception on October 25, 2022 (with all distributions reinvested)

The results shown are before taxes on fund distributions and sale of fund shares.

Capital Group Fixed Income ETF Trust	7

Capital Group Municipal Income ETF (continued)

Results at a glance

For periods ended December 31, 2023, with all distributions reinvested

	Cumulative total returns	Average annual
	1 Year	Lifetime (since 10/25/22)

Capital Group Municipal Income ETF
Net asset value	6.78%	10.07%
Market price*	6.76	10.34
85%/15% Bloomberg 1-15 Year Blend (1-17 Year) Municipal Bond Index/Bloomberg 1-15 Year Blend (1-17 Year) High Yield Municipal Bond Index†	5.57	8.13

*	ETF market price results since inception are calculated using NAV for the period until market price became available (generally a few days after inception).
†	Source: Bloomberg Index Services Ltd. 85%/15% Bloomberg 1-15 Year Blend (1-17) Municipal Bond Index/Bloomberg 1-15 Year Blend (1-17) High Yield Municipal Bond Index blends the Bloomberg 1-15 Year Blend (1-17) Municipal Bond Index with the Bloomberg 1-15 Year Blend (1-17) High Yield Municipal Bond Index by weighting their cumulative total returns at 85% and 15%, respectively. The blend is rebalanced monthly. Bloomberg 1-15 Year Blend (1-17) Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 17 years. Bloomberg 1-15 Year Blend (1-17) High Yield Municipal Bond Index consists of a broad selection of below-investment-grade general obligation and revenue bonds of maturities ranging from one year to 17 years. The indexes are unmanaged, and results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.

Past results are not predictive of results in future periods.

8	Capital Group Fixed Income ETF Trust

Capital Group Short Duration Income ETF

Capital Group Short Duration Income ETF seeks to provide current income, consistent with a short duration profile as described in the prospectus and with the preservation of capital.

In 2023, the fund recorded a total return of 5.01% on a market price basis and 5.14% on a net asset value (NAV), which surpassed the 4.61% increase of the fund’s benchmark index, the Bloomberg U.S. Government /Credit (1-3 years) Index. For the fiscal year, the fund paid a monthly dividend totaling almost $1.13 a share.

Credit sectors contributed most to absolute results, with asset-backed securities (ABS) and investment-grade industrial corporate bonds in particular driving returns. Auto-backed ABS was a significant contributor along with a mix of other ABS sectors including credit cards, shipping containers and personal and business loans. Short maturity investment-grade bonds had positive returns; industrials, financials and utilities bonds all contributed to 2023 returns. Managers maintained their view that the yield curve may steepen from the deep inversion points seen in mid-February and over the summer. The fund was long the front end of the yield curve (six-month, two-year and five-year maturities) and short the long end of the curve (10-year). Even though the curve was less inverted than the start of the year, curve positioning detracted. Additionally, a small position in Treasuries were a slight drag on relative returns.

At the end of 2023, the portfolio consisted of roughly 50% securitized credit and 50% investment-grade corporates, with a minimal allocation to Treasuries and cash & money market instruments. Portfolio managers continue to seek attractively valued investments in these sectors due to high yields – relative to the past decade – offered by high-quality issuers (those with investment-grade credit ratings of BBB/Baa & above). In investment-grade corporates, there is continued emphasis on idiosyncratic credit opportunities driven by fundamental research with a focus on yield. Managers have recently invested more in large money-center banks’ debt as spreads remained wide relative to other sectors. In securitized credit, the fund is diversified across the various areas of the market such as ABS, commercial mortgage-backed securities (CMBS), non-agency residential MBS and agency MBS. Outside of credit investments, the fund remains positioned to potentially benefit from a steepening of the U.S. Treasury yield curve. Given the current level of inversion, and a more dovish stance from the Federal Reserve (Fed), managers believe the curve will steepen rather than flatten. The curve inversion is one of the longest on record. Interest rate volatility remained elevated as market expectations of higher-for-longer rates quickly shifted to a focus on potential interest rate cuts and more accommodative policy. On the back of the large rally in rates from mid-October through December, managers reduced the fund’s duration from 2.3 years to 1.9 years. Managers will continue to monitor the market and may add to duration if yields move higher in the short term.

How a hypothetical $10,000 investment has grown

since fund’s inception on October 25, 2022 (with all distributions reinvested)

The results shown are before taxes on fund distributions and sale of fund shares.

Capital Group Fixed Income ETF Trust	9

Capital Group Short Duration Income ETF (continued)

Results at a glance

For periods ended December 31, 2023, with all distributions reinvested

	Cumulative total returns	Average annual
	1 Year	Lifetime (since 10/25/22)

Capital Group Short Duration Income ETF
Net asset value	5.14%	5.85%
Market price*	5.01	5.98
Bloomberg U.S. Government/Credit (1-3 years) Index†	4.61	4.80

*	ETF market price results since inception are calculated using NAV for the period until market price became available (generally a few days after inception).
†	Source: Bloomberg Index Services Ltd. Bloomberg 1-3 Year U.S. Government/Credit Index is a market-value weighted index that tracks the total return results of fixed-rate, publicly placed, dollar-denominated obligations issued by the U.S. Treasury, U.S. government agencies, quasi-federal corporations, corporate or foreign debt guaranteed by the U.S. government, and U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements, with maturities of one to three years. This index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.

Past results are not predictive of results in future periods.

10	Capital Group Fixed Income ETF Trust

Capital Group Short Duration Municipal Income ETF

Capital Group Short Duration Municipal Income ETF seeks to provide current income exempt from regular federal income tax, consistent with a short duration profile as described in the prospectus and with the preservation of capital.

In the inception (September 26, 2023) to fiscal year-end (December 31, 2023) period, the fund recorded a total return of 4.24% on a market price basis and 4.00% on a net asset value (NAV), which outpaced the 3.31% increase of the fund’s benchmark index, the Bloomberg Municipal Short 1-5 Years Index. For the fiscal year, the fund paid a monthly dividend totaling almost $0.22 a share.

Security selection and duration positioning were the two main drivers of excess returns for the period, with valuation/other factors a very modest relative detractor. Security selection in the education sector helped returns compared to the index as well as duration positioning in housing sector holdings. From an overall sector level, duration positioning and yield curve positioning in the general obligation sector was a notable detractor from relative returns.

CGSM’s managers believe the inverted municipal bond yield curve may offer compelling yield opportunities with less potential interest rate risk than longer duration strategies. Compared to the benchmark, CGSM had a longer relative duration position at the end of the fiscal year, as managers feel the Fed may reduce interest rates in 2024, which would benefit longer duration bonds.

Managers maintained a portfolio that was well-diversified across sectors at the end of the fiscal year. The fund had meaningfully less general obligation and escrowed (bonds issued to pay off an older bond’s payments until it matures) debt compared to the benchmark, while housing and corporates are areas of emphasis relative to the benchmark. Attractive valuations compared to other areas of the municipal market led housing to drive this above-benchmark investment The fund has flexibility to invest in municipal bonds subject to the alternative minimum tax (AMT) and managers are evaluating opportunities in this area in 2024, as some of these bonds look attractively valued compared to non-AMT bonds from the same issuer. Similarly, CGSM managers have employed the fund’s ability to invest in high-yield municipal bonds (bonds rated BB/Ba & below) to pursue the fund’s income objective.

Results at a glance

For periods ended December 31, 2023, with all distributions reinvested

Cumulative total returns
Lifetime (since 9/26/23)

Capital Group Short Duration Municipal Income ETF
Net asset value	4.00%
Market price*	4.24
Bloomberg Municipal Short 1-5 Years Index†	3.31

*	ETF market price results since inception are calculated using NAV for the period until market price became available (generally a few days after inception).
†	Source: Bloomberg Index Services Ltd. Bloomberg Municipal Short 1-5 Years Index is a market-value-weighted index that includes investment-grade tax-exempt bonds with maturities of one to five years. This index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.

Past results are not predictive of results in future periods.

Capital Group Fixed Income ETF Trust	11

Capital Group U.S. Multi-Sector Income ETF

Capital Group U.S. Multi-Sector Income ETF seeks to provide a high level of current income. Its secondary investment objective is capital appreciation.

The fund registered a total return of 11.49% on a market price basis and 11.39% on a NAV basis in 2023 surpassing the 5.53% total return of the fund’s benchmark index, the Bloomberg U.S. Aggregate Index, and the 9.98% total return of the Bloomberg Custom Multi-Sector Index, the fund’s secondary benchmark. For the fiscal year, the fund paid a monthly dividend totaling approximately $1.58 a share.

In 2023, security selection drove returns compared to the secondary benchmark, while sector and industry allocation decisions detracted from relative results. Investment selection in the securitized credit sector was the largest driver of excess returns, but this was partially offset by CGMS’s greater than secondary benchmark allocation. Security selection across the fund’s investment grade corporate holdings was also a meaningful contributor to returns relative to the secondary benchmark. The fund’s roughly neutral weighting to the sector relative to its secondary benchmark was also modestly additive to comparative returns. Less investment in high-yield corporate debt than the secondary benchmark was the largest detractor to total returns.

CGMS managers maintain a preference for higher-quality bonds as on a relative basis, investment-grade corporates, asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) are attractive. The high-yield market continues to trend up in quality as lower-quality issuers migrate to levered-loan and private credit markets. Portfolio managers maintain diversified exposure across numerous deeply researched investments. finding attractive opportunities among select high-yield issuers in the cable, pharmaceutical, automotive, media, aerospace, technology and energy sectors.

How a hypothetical $10,000 investment has grown

since fund’s inception on October 25, 2022 (with all distributions reinvested)

The results shown are before taxes on fund distributions and sale of fund shares.

12	Capital Group Fixed Income ETF Trust

Capital Group U.S. Multi-Sector Income ETF (continued)

Results at a glance

For periods ended December 31, 2023, with all distributions reinvested

	Cumulative total returns	Average annual
	1 Year	Lifetime (since 10/25/22)

Capital Group U.S. Multi-Sector Income ETF
Net asset value	11.39%	12.90%
Market price[1]	11.49	13.17
Bloomberg U.S. Aggregate Index[2]	5.53	7.82
Bloomberg Custom Multi-Sector Index[3]	9.98	11.21

[1]	ETF market price results since inception are calculated using NAV for the period until market price became available (generally a few days after inception).
[2]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[3]	Source: Bloomberg Index Services Ltd. Bloomberg Custom Multi-Sector Composite Index reflect the results of the Custom US CMBS ex AAA/US HY 2% Cap/ US ABS ex AAA/ US Corp Index from 06/01/2022 through 09/30/2023 and the Custom US CMBS Non-Agency ex AAA/US HY 2% Cap/ US ABS ex AAA/US Corp Index, thereafter. Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of fixed-rate, non-investment-grade debt. The index limits the maximum exposure of any one issuer to 2%. Bloomberg U.S. Corporate Investment Grade Index represents the universe of investment-grade publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. Bloomberg CMBS Non-Agency ex AAA Index represents the universe of U.S. commercial mortgage-backed securities, excluding issuers with credit ratings of AAA, the highest credit quality rating. Bloomberg Non-Agency CMBS ex AAA Index represents the universe of U.S. commercial mortgage-backed securities, excluding agency and issuers with credit ratings of AAA, the highest credit quality rating. Bloomberg ABS ex AAA Index represents the universe of U.S. asset-backed securities, excluding issuers with credit ratings of AAA, the highest credit quality rating.

Past results are not predictive of results in future periods.

Capital Group Fixed Income ETF Trust	13

Capital Group Core Bond ETF

Investment portfolio December 31, 2023

Portfolio by type of security	Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	11.44%
AAA/Aaa	41.60
AA/Aa	6.28
A/A	20.63
BBB/Baa	13.57
Short-term securities & other assets less liabilities	6.48

*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the U.S. government.

Bonds, notes & other debt instruments 93.52%	Principal amount (000)		Value (000)
Mortgage-backed obligations 37.94%
Federal agency mortgage-backed obligations 34.72%
Fannie Mae Pool #MA4562 2.00% 3/1/2052[1]	USD	658	$538
Fannie Mae Pool #MA4623 2.50% 6/1/2052[1]		1,181	1,005
Fannie Mae Pool #MA4743 2.50% 8/1/2052[1]		1,806	1,537
Fannie Mae Pool #MA4768 2.50% 9/1/2052[1]		2,348	1,998
Fannie Mae Pool #MA4731 3.50% 9/1/2052[1]		284	260
Fannie Mae Pool #MA5071 5.00% 7/1/2053[1]		1,529	1,513
Fannie Mae Pool #MA5137 5.00% 9/1/2053[1]		211	209
Fannie Mae Pool #MA5163 4.50% 10/1/2053[1]		1,026	995
Freddie Mac Pool #SD8204 2.00% 4/1/2052[1]		3,175	2,597
Freddie Mac Pool #SD8234 2.50% 8/1/2052[1]		165	140
Freddie Mac Pool #SD8237 4.00% 8/1/2052[1]		837	792
Freddie Mac Pool #SD8242 3.00% 9/1/2052[1]		2,696	2,387
Freddie Mac Pool #SD8324 5.50% 5/1/2053[1]		1,099	1,103
Freddie Mac Pool #SD8388 3.50% 10/1/2053[1]		1,034	949
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 20-3, Class AC, 2.00% 11/25/2030[1]		274	237
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 21-1, Class AC, 2.25% 5/26/2031[1]		274	242
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 21-2, Class AD, 2.00% 7/25/2031[1]		294	255
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 20-2, Class AC, 2.00% 9/27/2060[1]		278	241
Uniform Mortgage-Backed Security 2.50% 1/1/2054[1,2]		2,135	1,817
Uniform Mortgage-Backed Security 3.00% 1/1/2054[1,2]		2,620	2,318
Uniform Mortgage-Backed Security 3.50% 1/1/2054[1,2]		3,385	3,106
Uniform Mortgage-Backed Security 4.00% 1/1/2054[1,2]		2,950	2,790
Uniform Mortgage-Backed Security 4.50% 1/1/2054[1,2]		1,855	1,798
Uniform Mortgage-Backed Security 5.00% 1/1/2054[1,2]		220	218
Uniform Mortgage-Backed Security 6.00% 1/1/2054[1,2]		1,665	1,691
Uniform Mortgage-Backed Security 6.50% 1/1/2054[1,2]		1,675	1,717
Uniform Mortgage-Backed Security 7.00% 1/1/2054[1,2]		1,040	1,073
			33,526

14	Capital Group Fixed Income ETF Trust

Capital Group Core Bond ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) 2.03%
Connecticut Avenue Securities Trust, Series 2022-R07, Class 1M1, (30-day Average USD-SOFR + 2.95%) 8.287% 6/25/2042[1,3]	USD	115	$118
Connecticut Avenue Securities Trust, Series 2023-R01, Class 1M1, (30-day Average USD-SOFR + 2.40%) 7.737% 12/25/2042[1,3]		300	306
Connecticut Avenue Securities Trust, Series 2023-R04, Class 1M1, (30-day Average USD-SOFR + 2.30%) 7.637% 5/25/2043[1,3]		449	459
JPMorgan Mortgage Trust, Series 2017-1, Class B2, 3.45% 1/25/2047[1,3]		449	403
Legacy Mortgage Asset Trust, Series 2020-GS4, Class A1, 3.25% 2/25/2060[1,3]		435	435
Progress Residential Trust, Series 2023-SFR1, Class A, 4.30% 3/17/2040[1,3]		249	239
			1,960

Commercial mortgage-backed securities 1.19%
AMSR Trust, Series 2023-SFR2, Class A, 3.95% 6/17/2040[1,3]		160	151
Bank Commercial Mortgage Trust, Series 2019-BN19, Class A3, 3.183% 8/15/2061[1]		35	31
Benchmark Mortgage Trust, Series 2018-B2, Class A5, 3.882% 2/15/2051[1]		38	36
Benchmark Mortgage Trust, Series 2022-B35, Class A5, 4.444% 5/15/2055[1]		175	162
Commercial Mortgage Trust, Series 2015-3BP, Class A, 3.178% 2/10/2035[1,3]		225	214
FS Commercial Trust, Series 2023-4SZN, Class A, 7.066% 11/10/2039[1,3]		121	126
MSWF Commercial Mortgage Trust, Series 2023-2, Class A5, 6.014% 12/15/2056[1]		94	101
MSWF Commercial Mortgage Trust, Series 2023-2, Class AS, 6.491% 12/15/2056[1]		83	89
SFO Commercial Mortgage Trust, Series 2021-555, Class A, (1-month USD CME Term SOFR + 1.264%) 6.63% 5/15/2038 (1-month USD CME Term SOFR + 1.514% on 5/15/2026)[1,3,4]		250	235
			1,145

Total mortgage-backed obligations			36,631

Corporate bonds, notes & loans 36.79%
Financials 22.14%
American Express Co. 6.338% 10/30/2026 (USD-SOFR + 1.33% on 10/30/2025)[4]		149	152
American International Group, Inc. 5.125% 3/27/2033		85	86
Bank of America Corp. 2.551% 2/4/2028 (USD-SOFR + 1.05% on 2/4/2027)[4]		1,056	979
Bank of America Corp. 3.974% 2/7/2030 (3-month USD CME Term SOFR + 1.472% on 2/7/2029)[4]		722	684
Bank of New York Mellon Corp. 5.834% 10/25/2033 (USD-SOFR + 2.074% on 10/25/2032)[4]		256	272
Bank of Nova Scotia (The) 5.25% 6/12/2028		279	283
Blackstone Holdings Finance Co., LLC 6.20% 4/22/2033[3]		96	103
BNP Paribas SA 2.591% 1/20/2028 (USD-SOFR + 1.228% on 1/20/2027)[3,4]		535	495
BPCE SA 2.045% 10/19/2027 (USD-SOFR + 1.087% on 10/19/2026)[3,4]		768	698
CaixaBank, SA 6.208% 1/18/2029 (USD-SOFR + 2.70% on 1/18/2028)[3,4]		715	730
Canadian Imperial Bank of Commerce 3.60% 4/7/2032		120	109
Charles Schwab Corp. (The) 5.643% 5/19/2029 (USD-SOFR + 2.21% on 5/19/2028)[4]		195	200
Charles Schwab Corp. (The) 6.196% 11/17/2029 (USD-SOFR + 1.878% on 11/17/2028)[4]		71	75
Citigroup, Inc. 4.412% 3/31/2031 (USD-SOFR + 3.914% on 3/31/2030)[4]		560	536
Danske Bank AS 4.298% 4/1/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 4/1/2027)[3,4]		520	504
Deutsche Bank AG 2.311% 11/16/2027 (USD-SOFR + 1.219% on 11/16/2026)[4]		407	372
Deutsche Bank AG 6.819% 11/20/2029 (USD-SOFR + 2.51% on 11/20/2028)[4]		197	208
DNB Bank ASA 1.535% 5/25/2027 (5-year UST Yield Curve Rate T Note Constant Maturity + 0.72% on 5/25/2026)[3,4]		826	754
Fifth Third Bancorp 6.339% 7/27/2029 (USD-SOFR + 2.34% on 7/27/2028)[4]		252	262
Five Corners Funding Trust III 5.791% 2/15/2033[3]		186	198
Goldman Sachs Group, Inc. 4.223% 5/1/2029 (3-month USD CME Term SOFR + 1.563% on 5/1/2028)[4]		673	651
HSBC Holdings PLC 4.583% 6/19/2029 (3-month USD CME Term SOFR + 1.796% on 6/19/2028)[4]		550	534
Intercontinental Exchange, Inc. 4.60% 3/15/2033		67	67
JPMorgan Chase & Co. 6.07% 10/22/2027 (USD-SOFR + 1.33% on 10/22/2026)[4]		164	169
JPMorgan Chase & Co. 4.203% 7/23/2029 (3-month USD CME Term SOFR + 1.522% on 7/23/2028)[4]		1,073	1,043

Capital Group Fixed Income ETF Trust	15

Capital Group Core Bond ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
KBC Groep NV 5.796% 1/19/2029 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.10% on 1/19/2028)[3,4]	USD	620	$631
Lloyds Banking Group PLC 5.871% 3/6/2029 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.70% on 3/6/2028)[4]		466	478
Metropolitan Life Global Funding I 5.15% 3/28/2033[3]		338	344
Mitsubishi UFJ Financial Group, Inc. 5.422% 2/22/2029 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.38% on 2/22/2028)[4]		896	913
Mizuho Financial Group, Inc. 1.234% 5/22/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.67% on 5/22/2026)[4]		676	616
Morgan Stanley 5.123% 2/1/2029 (USD-SOFR + 1.73% on 2/1/2028)[4]		1,402	1,409
Nasdaq, Inc. 5.35% 6/28/2028		287	296
NatWest Group PLC 5.076% 1/27/2030 (3-month USD-LIBOR + 1.905% on 1/27/2029)[4]		653	644
New York Life Global Funding 4.55% 1/28/2033[3]		127	125
Northwestern Mutual Life Insurance Co. (The) 4.90% 6/12/2028[3]		219	220
PNC Financial Services Group, Inc. 6.615% 10/20/2027 (USD-SOFR + 1.73% on 10/20/2026)[4]		108	112
PNC Financial Services Group, Inc. 5.582% 6/12/2029 (USD-SOFR + 1.841% on 6/12/2028)[4]		431	441
Royal Bank of Canada 5.20% 8/1/2028		276	282
State Street Corp. 5.159% 5/18/2034 (USD-SOFR + 1.89% on 5/18/2033)[4]		147	148
Sumitomo Mitsui Financial Group, Inc. 1.902% 9/17/2028		622	545
Svenska Handelsbanken AB 5.50% 6/15/2028[3]		645	657
Toronto-Dominion Bank (The) 5.523% 7/17/2028		279	287
U.S. Bancorp 4.653% 2/1/2029 (USD-SOFR + 1.23% on 2/1/2028)[4]		514	506
UBS Group AG 9.016% 11/15/2033 (USD-SOFR + 5.02% on 11/15/2032)[3,4]		763	939
Wells Fargo & Co. 5.574% 7/25/2029 (USD-SOFR + 1.74% on 7/25/2028)[4]		1,434	1,465
Westpac Banking Corp. 4.11% 7/24/2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 2.00% on 7/24/2029)[4]		174	159
			21,381

Health care 3.10%
Amgen, Inc. 5.25% 3/2/2033		605	621
Baxter International, Inc. 2.272% 12/1/2028		782	700
Cencora, Inc. 2.70% 3/15/2031		123	108
Centene Corp. 2.45% 7/15/2028		315	281
CVS Health Corp. 4.30% 3/25/2028		642	632
Elevance Health, Inc. 4.75% 2/15/2033		75	75
Eli Lilly and Co. 4.70% 2/27/2033		73	75
GE HealthCare Technologies, Inc. 5.857% 3/15/2030		303	318
Pfizer Investment Enterprises Pte., Ltd. 4.75% 5/19/2033		181	181
			2,991

Communication services 2.54%
AT&T, Inc. 4.30% 2/15/2030		727	712
Charter Communications Operating, LLC 6.384% 10/23/2035		431	438
Netflix, Inc. 4.875% 4/15/2028		253	256
T-Mobile USA, Inc. 3.875% 4/15/2030		552	524
Verizon Communications, Inc. 4.329% 9/21/2028		533	528
			2,458

Utilities 2.24%
Edison International 4.125% 3/15/2028		393	380
FirstEnergy Corp. 2.65% 3/1/2030		342	296
Georgia Power Co. 4.95% 5/17/2033		303	306
Pacific Gas and Electric Co. 4.55% 7/1/2030		924	881
Southern California Edison Co. 2.95% 2/1/2051		322	219
Xcel Energy, Inc. 5.45% 8/15/2033		83	85
			2,167

16	Capital Group Fixed Income ETF Trust

Capital Group Core Bond ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy 2.15%
Columbia Pipelines Operating Co., LLC 5.927% 8/15/2030[3]	USD	155	$160
Enbridge, Inc. 6.20% 11/15/2030		506	542
Energy Transfer, LP 6.40% 12/1/2030		306	328
EQT Corp. 5.70% 4/1/2028		223	226
Kinder Morgan, Inc. 7.75% 1/15/2032		136	155
ONEOK, Inc. 5.65% 11/1/2028		639	662
			2,073

Consumer staples 1.38%
BAT Capital Corp. 6.343% 8/2/2030		636	668
Constellation Brands, Inc. 2.875% 5/1/2030		126	113
Philip Morris International, Inc. 5.625% 11/17/2029		530	556
			1,337

Industrials 0.90%
Boeing Co. 5.04% 5/1/2027		702	709
Carrier Global Corp. 2.722% 2/15/2030		9	8
Carrier Global Corp. 2.70% 2/15/2031		6	5
Carrier Global Corp. 5.90% 3/15/2034[3]		139	150
			872

Consumer discretionary 0.84%
Daimler Trucks Finance North America, LLC 2.375% 12/14/2028[3]		211	188
Ford Motor Co. 3.25% 2/12/2032		235	196
Hyundai Capital America 6.25% 11/3/2025[3]		417	423
			807

Real estate 0.82%
Equinix, Inc. 3.20% 11/18/2029		232	213
Prologis, LP 4.75% 6/15/2033		123	125
Public Storage Operating Co. 5.125% 1/15/2029		220	227
VICI Properties, LP 4.95% 2/15/2030		231	225
			790

Information technology 0.68%
Analog Devices, Inc. 2.10% 10/1/2031		79	68
Broadcom, Inc. 3.469% 4/15/2034[3]		371	323
ServiceNow, Inc. 1.40% 9/1/2030		320	263
			654

Total corporate bonds, notes & loans			35,530

U.S. Treasury bonds & notes 11.44%
U.S. Treasury 11.44%
U.S. Treasury 4.875% 10/31/2028		596	622
U.S. Treasury 4.375% 11/30/2030		865	890
U.S. Treasury 4.50% 11/15/2033		425	447
U.S. Treasury 4.375% 8/15/2043		1,290	1,319
U.S. Treasury 4.75% 11/15/2043		2,046	2,199
U.S. Treasury 4.125% 8/15/2053[5]		3,350	3,395
U.S. Treasury 4.75% 11/15/2053		1,935	2,176
			11,048

Asset-backed obligations 7.35%
ACHV ABS Trust, Series 2023-3PL, Class B, 7.17% 8/19/2030[1,3]		300	300
ACHV ABS Trust, Series 2023-4CP, Class A, 6.81% 11/25/2030[1,3]		84	85
Affirm Asset Securitization Trust, Series 2022-X1, Class A, 1.75% 2/15/2027[1,3]		122	120
Affirm, Inc., Series 2023-B, Class A, 6.82% 9/15/2028[1,3]		150	152
Affirm, Inc., Series 2023-X1, Class A, 7.11% 11/15/2028[1,3]		100	100
Ally Auto Receivables Trust, Series 2023, Class A2, 6.15% 1/17/2034[1,3]		135	135
Apidos CLO, Ltd., Series 2015-23, Class AR, (3-month USD CME Term SOFR + 1.482%) 6.875% 4/15/2033[1,3]		275	275

Capital Group Fixed Income ETF Trust	17

Capital Group Core Bond ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-1A, Class A, 2.33% 8/20/2026[1,3]	USD	100	$96
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-8, Class A, 6.02% 2/20/2030[1,3]		150	155
Bain Capital Credit CLO, Ltd., Series 2017-2, Class AR2, (3-month USD CME Term SOFR + 1.442%) 6.82% 7/25/2034[1,3]		275	275
Bankers Healthcare Group Securitization Trust, Series 2021-A, Class A, 1.42% 11/17/2033[1,3]		211	199
Bankers Healthcare Group Securitization Trust, Series 2022-A, Class A, 1.71% 2/20/2035[1,3]		122	119
Bridgecrest Lending Auto Securitization Trust, Series 2023-1, Class A3, 6.51% 11/15/2027[1]		79	80
Carvana Auto Receivables Trust, Series 2023-N4, Class A, 6.42% 1/10/2028[1,3]		218	219
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060[1,3]		90	83
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 3/15/2061[1,3]		150	134
Citizens Auto Receivables Trust, Series 2023-2, Class A4, 5.74% 10/15/2030[1,3]		150	153
CLI Funding VI, LLC, Series 2020-3A, Class A, 2.07% 10/18/2045[1,3]		138	124
CLI Funding VIII, LLC, Series 2022-1, Class A, 2.72% 1/18/2047[1,3]		201	178
CPS Auto Receivables Trust, Series 2023-C, Class A, 6.13% 9/15/2026[1,3]		126	126
CPS Auto Receivables Trust, Series 2023-A, Class B, 5.47% 11/16/2026[1,3]		150	149
CPS Auto Trust, Series 2023-D, Class A, 6.40% 6/15/2027[1,3]		89	90
Dryden Senior Loan Fund, CLO, Series 2021-93, Class A1A, (3-month USD CME Term SOFR + 1.342%) 6.735% 1/15/2034[1,3]		275	275
Exeter Automobile Receivables Trust, Series 2023-5, Class A3, 6.32% 3/15/2027[1]		34	34
Exeter Automobile Receivables Trust, Series 2023-5, Class B, 6.58% 4/17/2028[1]		101	102
First National Master Note Trust, Series 2023-2, Class A, 5.77% 9/17/2029[1]		150	153
Ford Credit Auto Owner Trust, Series 2023-B, Class A4, 5.06% 2/15/2029[1]		100	101
Ford Credit Auto Owner Trust, Series 2023-1, Class A, 4.85% 8/15/2035[1,3]		150	151
Global SC Finance V SRL, Series 2020-1A, Class A, 2.17% 10/17/2040[1,3]		159	147
Global SC Finance VII SRL, Series 2020-2A, Class A, 2.26% 11/19/2040[1,3]		161	148
Global SC Finance VII SRL, Series 2021-1A, Class A, 1.86% 4/17/2041[1,3]		179	160
GLS Auto Receivables Trust, Series 2023-4, Class A3, 6.42% 6/15/2027[1,3]		96	97
GM Financial Revolving Receivables Trust, Series 2023-2, Class A, 5.77% 8/11/2036[1,3]		312	326
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class A, 1.68% 12/27/2027[1,3]		250	227
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class B, 2.12% 12/27/2027[1,3]		150	136
Hertz Vehicle Financing III, LLC, Series 2023-4, Class A, 6.15% 3/25/2030[1,3]		150	156
LAD Auto Receivables Trust, Series 2023-4, Class A3, 6.10% 12/15/2027[1,3]		33	33
LAD Auto Receivables Trust, Series 2023-2, Class A3, 5.42% 2/15/2028[1,3]		250	250
Mercedes-Benz Auto Receivables Trust, Series 2023-2, Class A3, 5.95% 11/15/2028[1]		75	77
PFS Financing Corp., Series 2022-D, Class B, 4.90% 8/16/2027[1,3]		100	98
PFS Financing Corp., Series 2023-A, Class A, 5.80% 3/15/2028[1,3]		150	152
TAL Advantage V, LLC, Series 2020-1A, Class A, 2.05% 9/20/2045[1,3]		329	299
TICP CLO, Ltd., Series 2018-12, Class AR, (3-month USD CME Term SOFR + 1.432%) 6.825% 7/15/2034[1,3]		275	275
TIF Funding II, LLC, Series 2021-1A, Class A, 1.65% 2/20/2046[1,3]		335	288
Westlake Automobile Receivables Trust, Series 2023-4, Class A3, 6.24% 7/15/2027[1,3]		62	63
			7,095

Total bonds, notes & other debt instruments (cost: $87,343,000)			90,304

Short-term securities 16.85%	Shares
Money market investments 16.85%
Capital Group Central Cash Fund 5.44%[6,7]		162,772	16,276

Total short-term securities (cost: $16,278,000)			16,276
Total investment securities 110.37% (cost: $103,621,000)			106,580
Other assets less liabilities (10.37)%			(10,015)

Net assets 100.00%			$96,565

18	Capital Group Fixed Income ETF Trust

Capital Group Core Bond ETF (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)		Value and unrealized appreciation (depreciation) at 12/31/2023 (000)
2 Year U.S. Treasury Note Futures	Long	19	3/28/2024	USD	3,912	$—	[8]

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

							Upfront	Unrealized
							premium	appreciation
Receive		Pay			Notional	Value at	paid	(depreciation)
	Payment		Payment	Expiration	amount	12/31/2023	(received)	at 12/31/2023
Rate	frequency	Rate	frequency	date	(000)	(000)	(000)	(000)
5.0135%	Annual	SOFR	Annual	9/28/2025	USD 5,300	$69	$—	$69
4.9295%	Annual	SOFR	Annual	10/30/2025	3,750	49	—	49
4.9225%	Annual	SOFR	Annual	11/1/2025	2,900	38	—	38
4.695%	Annual	SOFR	Annual	11/24/2025	1,850	18	—	18
4.525%	Annual	SOFR	Annual	12/13/2025	1,700	13	—	13
4.152%	Annual	SOFR	Annual	12/18/2025	400	— [8]	—	— [8]
SOFR	Annual	4.2365%	Annual	12/21/2025	2,300	(6)	—	(6)
4.129%	Annual	SOFR	Annual	12/26/2025	1,600	1	—	1
4.8815%	Annual	SOFR	Annual	10/23/2026	750	21	—	21
4.707%	Annual	SOFR	Annual	10/23/2028	370	19	—	19
4.5465%	Annual	SOFR	Annual	10/19/2030	775	50	—	50
4.074%	Annual	SOFR	Annual	11/27/2030	1,000	36	—	36
SOFR	Annual	3.762	Annual	12/11/2030	640	(11)	—	(11)
3.8815%	Annual	SOFR	Annual	12/13/2030	700	17	—	17
SOFR	Annual	3.78	Annual	12/15/2033	1,725	(45)	—	(45)
4.5145%	Annual	SOFR	Annual	10/19/2038	580	68	—	68
3.482%	Annual	SOFR	Annual	1/2/2039	750	(1)	—	(1)
4.5535%	Annual	SOFR	Annual	10/23/2043	870	133	—	133
3.588%	Annual	SOFR	Annual	12/11/2053	460	24	—	24
						$493	$—	$493

Credit default swaps

Centrally cleared credit default swaps on credit indices — sell protection

Financing rate received	Payment frequency	Reference index	Expiration date	Notional amount (000)	Value at 12/31/2023 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2023 (000)
1%	Quarterly	CDX.NA.IG.41	12/20/2028	USD 575	$11	$4	$7

Investments in affiliates7

	Value at 9/26/2023[9] (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)		Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)
Short-term securities 16.85%
Money market investments 16.85%
Capital Group Central Cash Fund 5.44%[6]	$—	$39,371	$23,093	$—	[8]	$(2)	$16,276	$104

Capital Group Fixed Income ETF Trust	19

Capital Group Core Bond ETF (continued)

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Purchased on a TBA basis.
[3]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $16,876,000, which represented 17.48% of the net assets of the fund.
[4]	Step bond; coupon rate may change at a later date.
[5]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $474,000, which represented .49% of the net assets of the fund.
[6]	Rate represents the seven-day yield at December 31, 2023.
[7]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[8]	Amount less than one thousand.
[9]	Commencement of operations.

Key to abbreviation(s)

CLO = Collateralized Loan Obligations
CME = CME Group
LIBOR = London Interbank Offered Rate
SOFR = Secured Overnight Financing Rate
TBA = To-be-announced
USD = U.S. dollars

Refer to the notes to financial statements.

20	Capital Group Fixed Income ETF Trust

Capital Group Core Plus Income ETF

Investment portfolio December 31, 2023

Portfolio by type of security	Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	19.27%
AAA/Aaa	31.46
AA/Aa	5.43
A/A	10.41
BBB/Baa	16.96
Below investment grade	14.96
Unrated	.01
Short-term securities & other assets less liabilities	1.50
*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. Securities in the “unrated” category (above) have not been rated by a rating agency; however, the investment adviser performs its own credit analysis and assigns comparable ratings that are used for compliance with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the U.S. government.

Bonds, notes & other debt instruments 98.49%	Principal amount (000)		Value (000)
Mortgage-backed obligations 41.02%
Federal agency mortgage-backed obligations 30.47%
Fannie Mae Pool #FS0647 3.00% 2/1/2052[1]	USD	3,960	$3,574
Fannie Mae Pool #FS0893 3.00% 2/1/2052[1]		809	716
Fannie Mae Pool #FS1030 3.00% 3/1/2052[1]		892	790
Fannie Mae Pool #BV3117 3.00% 3/1/2052[1]		750	664
Fannie Mae Pool #BV2954 3.00% 3/1/2052[1]		736	652
Fannie Mae Pool #FS1405 3.00% 4/1/2052[1]		768	680
Fannie Mae Pool #BU8933 3.00% 4/1/2052[1]		757	670
Fannie Mae Pool #CB3361 3.00% 4/1/2052[1]		724	646
Fannie Mae Pool #CB3586 3.00% 5/1/2052[1]		2,680	2,372
Fannie Mae Pool #MA4919 5.50% 2/1/2053[1]		1,609	1,617
Fannie Mae Pool #MA5010 5.50% 5/1/2053[1]		274	275
Fannie Mae Pool #MA5072 5.50% 7/1/2053[1]		2,055	2,065
Fannie Mae Pool #MA5165 5.50% 10/1/2053[1]		480	482
Freddie Mac Pool #QC3826 3.00% 7/1/2051[1]		978	866
Freddie Mac Pool #QD5662 3.00% 1/1/2052[1]		977	865
Freddie Mac Pool #QD7819 3.00% 2/1/2052[1]		852	754
Freddie Mac Pool #QD7918 3.00% 3/1/2052[1]		862	763
Freddie Mac Pool #QD8673 3.00% 3/1/2052[1]		806	713
Freddie Mac Pool #SD8206 3.00% 4/1/2052[1]		890	788
Freddie Mac Pool #SD1156 3.00% 4/1/2052[1]		882	780
Freddie Mac Pool #RA7130 3.00% 4/1/2052[1]		837	741
Freddie Mac Pool #QE5301 3.50% 5/1/2052[1]		707	648
Freddie Mac Pool #QE8663 3.50% 5/1/2052[1]		555	509
Freddie Mac Pool #SD8214 3.50% 5/1/2052[1]		36	33
Freddie Mac Pool #QE4383 4.00% 6/1/2052[1]		787	744
Freddie Mac Pool #SD8331 5.50% 6/1/2053[1]		3,935	3,952

Capital Group Fixed Income ETF Trust	21

Capital Group Core Plus Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SD8342 5.50% 6/1/2053[1]	USD	2,217	$2,226
Freddie Mac Pool #SD8362 5.50% 9/1/2053[1]		1,393	1,399
Freddie Mac Pool #SD8367 5.50% 10/1/2053[1]		1,763	1,771
Freddie Mac Pool #SD8372 5.50% 11/1/2053[1]		6,175	6,201
Government National Mortgage Assn. Pool #MA8266 3.50% 9/20/2052[1]		5,435	5,060
Uniform Mortgage-Backed Security 2.00% 1/1/2054[1,2]		24,310	19,874
Uniform Mortgage-Backed Security 2.50% 1/1/2054[1,2]		50,170	42,688
Uniform Mortgage-Backed Security 3.00% 1/1/2054[1,2]		31,889	28,213
Uniform Mortgage-Backed Security 3.50% 1/1/2054[1,2]		14,873	13,646
Uniform Mortgage-Backed Security 4.00% 1/1/2054[1,2]		43,291	40,949
Uniform Mortgage-Backed Security 4.50% 1/1/2054[1,2]		68,884	66,780
Uniform Mortgage-Backed Security 5.00% 1/1/2054[1,2]		60,362	59,725
Uniform Mortgage-Backed Security 5.50% 1/1/2054[1,2]		34,074	34,223
Uniform Mortgage-Backed Security 6.00% 1/1/2054[1,2]		25,190	25,580
Uniform Mortgage-Backed Security 6.50% 1/1/2054[1,2]		36,960	37,880
Uniform Mortgage-Backed Security 7.00% 1/1/2054[1,2]		8,600	8,872
Uniform Mortgage-Backed Security 3.50% 2/1/2054[1,2]		30,193	27,726
Uniform Mortgage-Backed Security 6.00% 2/1/2054[1,2]		26,250	26,655
			476,827

Commercial mortgage-backed securities 9.51%
3650R Commercial Mortgage Trust, Series 2022-PF2, Class B, 5.29% 11/15/2055[1]		1,690	1,493
Bank Commercial Mortgage Trust, Series 2023-BNK45, Class B, 6.148% 2/15/2056[1]		1,873	1,902
Bank Commercial Mortgage Trust, Series 2023-BNK45, Class C, 6.279% 2/15/2056[1]		512	472
Bank Commercial Mortgage Trust, Series 2023-5YR1, Class AS, 6.411% 3/15/2056[1]		3,787	3,868
Bank Commercial Mortgage Trust, Series 2023-5YR1, Class B, 6.411% 3/15/2056[1]		2,641	2,545
Bank Commercial Mortgage Trust, Series 2023-5YR2, Class C, 7.164% 7/15/2028[1]		2,288	2,191
Bank Commercial Mortgage Trust, Series 2023-BNK46, Class B, 6.773% 8/15/2056[1]		4,200	4,416
Bank Commercial Mortgage Trust, Series 2023-BNK46, Class C, 6.773% 8/15/2056[1]		2,960	2,794
Bank Commercial Mortgage Trust, Series 2023-5YR3, Class C, 7.315% 9/15/2056[1]		2,818	2,733
Bank Commercial Mortgage Trust, Series 2023-5YR4, Class B, 7.785% 12/15/2056[1]		2,989	3,132
Bank Commercial Mortgage Trust, Series 2019-BN19, Class B, 3.647% 8/15/2061[1]		1,000	729
Bank Commercial Mortgage Trust, Series 2019-BN24, Class B, 3.455% 11/15/2062[1]		1,033	831
Bank Commercial Mortgage Trust, Series 2022-BNK40, Class B, 3.393% 3/15/2064[1,3]		273	213
Bank Commercial Mortgage Trust, Series 2022-BNK40, Class AS, 3.393% 3/15/2064[1,3]		250	210
Barclays Commercial Mortgage Securities, LLC, Series 2018-TALL, Class A, ((1-month USD CME Term SOFR + 0.047%) + 0.872%) 6.281% 3/15/2037[1,4]		427	397
Barclays Commercial Mortgage Securities, LLC, Series 2022-C18, Class C, 6.149% 12/15/2055[1]		1,355	1,200
Barclays Commercial Mortgage Securities, LLC, Series 2023-C19, Class B, 6.333% 4/15/2056[1]		948	953
Barclays Commercial Mortgage Securities, LLC, Series 2023-C19, Class C, 6.385% 4/15/2056[1]		1,253	1,129
Barclays Commercial Mortgage Securities, LLC, Series 2023-C20, Class C, 6.608% 7/15/2056[1]		1,882	1,753
Benchmark Mortgage Trust, Series 2020-B21, Class AS, 2.2543% 12/17/2053[1]		250	197
Benchmark Mortgage Trust, Series 2022-B35, Class C, 4.444% 5/15/2055[1,3]		2,005	1,414
Benchmark Mortgage Trust, Series 2023-V2, Class B, 6.769% 5/15/2050[1]		4,994	5,080
Benchmark Mortgage Trust, Series 2023-V2, Class C, 6.769% 5/15/2055[1]		3,464	3,326
Benchmark Mortgage Trust, Series 2023-B38, Class B, 6.245% 4/15/2056[1]		4,994	5,038
Benchmark Mortgage Trust, Series 2023-B38, Class C, 6.245% 4/15/2056[1]		2,996	2,548
Benchmark Mortgage Trust, Series 2023-V3, Class B, 6.924% 7/15/2056[1]		1,499	1,529
Benchmark Mortgage Trust, Series 2023-V3, Class C, 7.173% 7/15/2056[1]		2,644	2,560
BMO Mortgage Trust, Series 2023-C4, Class B, 5.39647% 2/15/2056[1]		711	662
BMO Mortgage Trust, Series 2023-C5, Class B, 6.476% 6/15/2056[1]		1,873	1,940
BMO Mortgage Trust, Series 2023-C5, Class C, 6.627% 6/15/2056[1]		998	955
BMO Mortgage Trust, Series 2023-5C1, Class B, 6.96% 8/15/2056[1]		3,505	3,572
BMO Mortgage Trust, Series 2023-5C1, Class C, 7.118% 8/15/2056[1]		1,075	1,036
BMO Mortgage Trust, Series 2023-C6, Class B, 6.636% 9/15/2056[1]		1,550	1,606
BOCA Commercial Mortgage Trust, Series 2022-BOCA, Class A, (1-month USD CME Term SOFR + 1.77%) 7.131% 5/15/2039[1,3,4]		623	620

22	Capital Group Fixed Income ETF Trust

Capital Group Core Plus Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
BOCA Commercial Mortgage Trust, Series 2022-BOCA, Class B, (1-month USD CME Term SOFR + 2.319%) 7.681% 5/15/2039[1,3,4]	USD	317	$315
BX Trust, Series 2022-CSMO, Class A, (1-month USD CME Term SOFR + 2.115%) 7.477% 6/15/2027[1,3,4]		716	719
BX Trust, Series 2021-SDMF, Class D, (1-month USD CME Term SOFR + 1.501%) 6.863% 9/15/2034[1,3,4]		480	461
BX Trust, Series 2021-VOLT, Class D, (1-month USD CME Term SOFR + 1.764%) 7.126% 9/15/2036[1,4]		2,480	2,388
BX Trust, Series 2021-VOLT, Class E, (1-month USD CME Term SOFR + 2.114%) 7.476% 9/15/2036[1,4]		4,000	3,833
BX Trust, Series 2021-ARIA, Class B, (1-month USD CME Term SOFR + 1.411%) 6.773% 10/15/2036[1,4]		2,976	2,884
BX Trust, Series 2022-IND, Class D, (1-month USD CME Term SOFR + 2.839%) 8.201% 4/15/2037[1,3,4]		121	120
BX Trust, Series 2022-AHP, Class A, (1-month USD CME Term SOFR + 0.99%) 6.352% 2/15/2039[1,4]		4,887	4,801
BX Trust, Series 2022-PSB, Class A, (1-month USD CME Term SOFR + 2.451%) 7.813% 8/15/2039[1,3,4]		681	684
BX Trust, Series 2023-VLT2, Class C, (1-month USD CME Term SOFR + 4.176%) 9.538% 6/15/2040[1,4]		2,500	2,514
BX Trust, Series 2023-VLT2, Class D, (1-month USD CME Term SOFR + 4.774%) 10.136% 6/15/2040[1,4]		6,000	6,032
BX Trust, Series 2022-GPA, Class B, (1-month USD CME Term SOFR + 2.664%) 8.022% 10/15/2039[1,3,4]		982	985
BX Trust, Series 2022-GPA, Class C, (1-month USD CME Term SOFR + 3.213%) 8.572% 10/15/2039[1,3,4]		622	624
BX Trust, Series 2022-GPA, Class D, (1-month USD CME Term SOFR + 4.061%) 9.422% 10/15/2039[1,3,4]		169	170
BX Trust, Series 2020-VIV2, Class C, 3.542% 3/9/2044[1,4]		2,000	1,714
BX Trust, Series 2020-VIV3, Class B, 3.544% 3/9/2044[1,4]		989	868
BXSC Commercial Mortgage Trust, Series 2022-WSS, Class B, (1-month USD CME Term SOFR + 2.092%) 7.454% 3/15/2035[1,4]		2,985	2,956
BXSC Commercial Mortgage Trust, Series 2022-WSS, Class D, (1-month USD CME Term SOFR + 3.188%) 8.55% 3/15/2035[1,3,4]		249	245
CENT Trust 2023-CITY, Series 2023-CITY, Class B, (1-month USD CME Term SOFR + 3.15%) 8.512% 9/15/2028[1,4]		3,354	3,379
Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class D, 5.852% 6/10/2028[1,4]		3,950	3,813
Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class C, 5.852% 6/10/2028[1,4]		1,225	1,207
Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class C, 4.419% 2/10/2048[1,3]		448	414
Citigroup Commercial Mortgage Trust, Series 2020-GC46, Class B, 3.15% 2/15/2053[1]		840	635
DATA 2023-CNTR Mortgage Trust, Series 2023-CNTR, Class D, 5.728% 8/12/2043[1,4]		3,984	3,448
DC Commercial Mortgage Trust, Series 2023-DC, Class D, 7.14% 9/10/2040[1,4]		5,155	4,991
Extended Stay America Trust, Series 2021-ESH, Class D, (1-month USD CME Term SOFR + 2.364%) 7.726% 7/15/2038[1,3,4]		467	459
FIVE Mortgage Trust, Series 2023-V1, Class B, 6.404% 2/10/2056[1]		1,982	1,984
FIVE Mortgage Trust, Series 2023-V1, Class C, 6.404% 2/10/2056[1]		973	917
Great Wolf Trust, Series 2019-WOLF, Class A, (1-month USD CME Term SOFR + 1.238% on 12/15/2023)[1,4,5]		730	728
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20, Class B, 4.16% 2/15/2048[1]		2,000	1,902
Morgan Stanley Capital I Trust, Series 2019-L3, Class B, 3.65% 11/15/2052[1,3]		750	611
MSFW Commercial Mortgage Trust, Series 2023-1, Class B, 6.683% 5/15/2033[1]		1,642	1,713
MSFW Commercial Mortgage Trust, Series 2023-1, Class C, 6.683% 5/15/2033[1]		1,698	1,604
Multifamily Connecticut Avenue Securities, Series 2020-1, Class M10, (30-day Average USD-SOFR + 3.864%) 9.202% 3/25/2050[1,4]		2,992	2,900
Multifamily Connecticut Avenue Securities, Series 2023-01, Class M7, (30-day Average USD-SOFR + 4.00%) 9.337% 11/25/2053[1,4]		1,655	1,680
Multifamily Connecticut Avenue Securities, Series 2023-01, Class M10, (30-day Average USD-SOFR + 6.50%) 11.837% 11/25/2053[1,4]		2,699	2,773
Multifamily Structured Credit Risk, Series 21-MN1, Class M2, (30-day Average USD-SOFR + 3.75%) 9.087% 1/25/2051[1,4]		910	874
ORL Trust, Series 2023-GLKS, Class C, (1-month USD CME Term SOFR + 3.651%) 8.974% 10/15/2028[1,4]		4,914	4,926

Capital Group Fixed Income ETF Trust	23

Capital Group Core Plus Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
ORL Trust, Series 2023-GLKS, Class D, (1-month USD CME Term SOFR + 4.301%) 9.624% 10/15/2028[1,4]	USD	6,283	$6,302
Wells Fargo Commercial Mortgage Trust, Series 2015-LC22, Class C, 4.545% 9/15/2058[1,3]		130	120
WMRK Commercial Mortgage Trust, Series 2022-WMRK, Class A, (1-month USD CME Term SOFR + 2.789%) 8.151% 11/15/2027[1,4]		1,646	1,650
WSTN Trust, Series 2023-MAUI, Class C, 7.69% 8/5/2027[1,4]		594	588
WSTN Trust, Series 2023-MAUI, Class D, 8.455% 8/5/2027[1,4]		1,820	1,807
			148,782

Collateralized mortgage-backed obligations (privately originated) 1.04%
Cascade Funding Mortgage Trust, Series 2023-HB12, Class M1, 4.25% 4/25/2033[1,4]		1,425	1,306
Connecticut Avenue Securities Trust, Series 2022-R03, Class 1M1, (30-day Average USD-SOFR + 2.10%) 7.437% 3/25/2042[1,3,4]		233	236
Connecticut Avenue Securities Trust, Series 2023-R04, Class 1M2, (30-day Average USD-SOFR + 3.55%) 8.887% 5/25/2043[1,4]		813	867
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2021-DNA6, Class M2, (30-day Average USD-SOFR + 1.50%) 6.837% 10/25/2041[1,3,4]		793	787
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA3, Class M1A, (30-day Average USD-SOFR + 2.00%) 7.337% 4/25/2042[1,3,4]		417	421
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA3, Class B1, (30-day Average USD-SOFR + 5.214%) 10.552% 6/27/2050[1,3,4]		7,322	8,031
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA5, Class B2, (30-day Average USD-SOFR + 11.50%) 16.821% 10/25/2050[1,4]		1,900	2,545
Legacy Mortgage Asset Trust, Series 2020-GS3, Class A1, 6.25% 5/25/2060 (7.25% on 4/25/2024)[1,4,5]		559	559
Legacy Mortgage Asset Trust, Series 2022-GS1, Class A1, 4.00% 2/25/2061 (7.00% on 4/25/2025)[1,4,5]		1,588	1,579
			16,331

Total mortgage-backed obligations			641,940

Corporate bonds, notes & loans 29.71%
Financials 6.38%
AerCap Ireland Capital DAC 1.75% 1/30/2026		150	139
AerCap Ireland Capital DAC 5.75% 6/6/2028		486	498
AerCap Ireland Capital DAC 3.00% 10/29/2028		140	128
AerCap Ireland Capital DAC 3.30% 1/30/2032		1,524	1,327
AerCap Ireland Capital DAC 3.85% 10/29/2041		2,435	1,964
AG Issuer, LLC 6.25% 3/1/2028[4]		1,375	1,368
AG TTMT Escrow Issuer, LLC 8.625% 9/30/2027[4]		675	710
Alpha Bank SA 4.25% 2/13/2030 (5-year EUR Mid-Swap + 4.504% on 2/13/2025)[5]	EUR	715	773
Alpha Bank SA 4.25% 6/11/2031 (5-year EUR Mid-Swap + 5.823% on 6/11/2026)[5]		105	113
American Express Co. 5.043% 5/1/2034 (USD-SOFR + 1.835% on 5/1/2033)[5]	USD	200	200
American International Group, Inc. 5.125% 3/27/2033		1,569	1,593
Aon Corp. 5.35% 2/28/2033		443	455
Aon Corp. 3.90% 2/28/2052		807	642
Aretec Group, Inc. 7.50% 4/1/2029[4]		300	270
Aretec Group, Inc. 10.00% 8/15/2030[4]		840	894
Bangkok Bank Public Co., Ltd. 3.733% 9/25/2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029)[5]		450	400
Bank of America Corp. 4.948% 7/22/2028 (USD-SOFR + 2.04% on 7/22/2027)[5]		750	750
Bank of America Corp. 5.288% 4/25/2034 (USD-SOFR + 1.91% on 4/25/2033)[5]		3,230	3,239
Bank of America Corp. 5.872% 9/15/2034 (USD-SOFR + 1.84% on 9/15/2033)[5]		954	999
Bank of East Asia, Ltd. 4.875% 4/22/2032 (5-year UST Yield Curve Rate T Note Constant Maturity + 2.30% on 4/22/2027)[5]		650	589
Bank of Montreal 2.65% 3/8/2027		350	330
BBVA Bancomer, SA 8.45% 6/29/2038 (5-year UST Yield Curve Rate T Note Constant Maturity + 4.661% on 6/29/2033)[4,5]		1,055	1,126
Berkshire Hathaway Finance Corp. 3.85% 3/15/2052		400	335
Block, Inc. 3.50% 6/1/2031		867	771
BNP Paribas SA 2.591% 1/20/2028 (USD-SOFR + 1.228% on 1/20/2027)[4,5]		200	185
CaixaBank, SA 6.208% 1/18/2029 (USD-SOFR + 2.70% on 1/18/2028)[4,5]		225	230

24	Capital Group Fixed Income ETF Trust

Capital Group Core Plus Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
CaixaBank, SA 6.84% 9/13/2034 (USD-SOFR + 2.77% on 9/13/2033)[4,5]	USD	1,200	$1,268
Capital One Financial Corp. 6.377% 6/8/2034 (USD-SOFR + 2.86% on 6/8/2033)[5]		1,450	1,493
Charles Schwab Corp. (The) 2.45% 3/3/2027		98	91
Charles Schwab Corp. (The) 5.853% 5/19/2034 (USD-SOFR + 2.50% on 5/19/2033)[5]		1,217	1,257
Citigroup, Inc. 3.057% 1/25/2033 (USD-SOFR + 1.351% on 1/25/2032)[5]		840	717
Citigroup, Inc. 6.27% 11/17/2033 (USD-SOFR + 2.338% on 11/17/2032)[5]		1,754	1,878
Citigroup, Inc. 6.174% 5/25/2034 (USD-SOFR + 2.661% on 5/25/2033)[5]		1,330	1,377
CME Group, Inc. 2.65% 3/15/2032		150	133
Coinbase Global, Inc. 3.625% 10/1/2031[4]		350	271
Compass Group Diversified Holdings, LLC 5.25% 4/15/2029[4]		3,349	3,167
Compass Group Diversified Holdings, LLC 5.00% 1/15/2032[4]		675	613
Corebridge Financial, Inc. 3.90% 4/5/2032		741	670
Corebridge Financial, Inc. 4.35% 4/5/2042		98	83
Corebridge Financial, Inc. 4.40% 4/5/2052		2,097	1,762
Danske Bank AS 4.298% 4/1/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 4/1/2027)[4,5]		600	582
Deutsche Bank AG 7.146% 7/13/2027 (USD-SOFR + 2.52% on 7/13/2026)[5]		1,138	1,182
Deutsche Bank AG 6.72% 1/18/2029 (USD-SOFR + 3.18% on 1/18/2028)[5]		1,025	1,074
Deutsche Bank AG 6.819% 11/20/2029 (USD-SOFR + 2.51% on 11/20/2028)[5]		1,750	1,844
Discover Financial Services 6.70% 11/29/2032		64	67
Discover Financial Services 7.964% 11/2/2034 (USD-SOFR Index + 3.37% on 11/2/2033)[5]		1,000	1,113
Goldman Sachs Group, Inc. 1.757% 1/24/2025 (USD-SOFR + 0.73% on 1/24/2024)[5]		40	40
Goldman Sachs Group, Inc. 3.102% 2/24/2033 (USD-SOFR + 1.41% on 2/24/2032)[5]		1,017	873
Goldman Sachs Group, Inc. 3.436% 2/24/2043 (USD-SOFR + 1.632% on 2/24/2042)[5]		3,843	3,004
GTCR W-2 Merger Sub, LLC 7.50% 1/15/2031[4]		850	899
HSBC Holdings PLC 5.402% 8/11/2033 (USD-SOFR + 2.87% on 8/11/2032)[5]		1,125	1,130
HSBC Holdings PLC 6.254% 3/9/2034 (USD-SOFR + 2.39% on 3/9/2033)[5]		1,500	1,595
HSBC Holdings PLC 6.332% 3/9/2044 (USD-SOFR + 2.65% on 3/9/2043)[5]		2,869	3,096
HUB International, Ltd. 5.625% 12/1/2029[4]		300	287
HUB International, Ltd. 7.25% 6/15/2030[4]		1,700	1,797
ING Groep NV 4.017% 3/28/2028 (USD-SOFR + 1.83% on 3/28/2027)[5]		375	364
Intercontinental Exchange, Inc. 4.35% 6/15/2029		500	499
Intercontinental Exchange, Inc. 4.60% 3/15/2033		428	426
Intercontinental Exchange, Inc. 3.00% 6/15/2050		355	254
JPMorgan Chase & Co. 4.851% 7/25/2028 (USD-SOFR + 1.99% on 7/25/2027)[5]		338	338
JPMorgan Chase & Co. 1.953% 2/4/2032 (USD-SOFR + 1.065% on 2/4/2031)[5]		1,654	1,345
JPMorgan Chase & Co. 5.35% 6/1/2034 (USD-SOFR + 1.845% on 6/1/2033)[5]		1,175	1,192
Kasikornbank PCL (Hong Kong Branch) 3.343% 10/2/2031 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.70% on 10/2/2026)[5]		950	874
KBC Groep NV 5.796% 1/19/2029 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.10% on 1/19/2028)[4,5]		200	204
Mastercard, Inc. 4.85% 3/9/2033		65	67
MetLife, Inc. 5.375% 7/15/2033		300	313
Metropolitan Life Global Funding I 5.15% 3/28/2033[4]		787	801
Morgan Stanley 4.21% 4/20/2028 (USD-SOFR + 1.61% on 4/20/2027)[5]		471	461
Morgan Stanley 5.123% 2/1/2029 (USD-SOFR + 1.73% on 2/1/2028)[5]		325	327
Morgan Stanley 5.164% 4/20/2029 (USD-SOFR + 1.59% on 4/20/2028)[5]		160	161
Morgan Stanley 4.889% 7/20/2033 (USD-SOFR + 2.077% on 7/20/2032)[5]		445	434
Morgan Stanley 5.25% 4/21/2034 (USD-SOFR + 1.87% on 4/21/2033)[5]		2,400	2,401
Morgan Stanley 5.424% 7/21/2034 (USD-SOFR + 1.88% on 7/21/2033)[5]		2,513	2,552
Nasdaq, Inc. 5.95% 8/15/2053		1,985	2,136
Nasdaq, Inc. 6.10% 6/28/2063		1,341	1,451
Navient Corp. 5.50% 3/15/2029		870	803
Navient Corp. 9.375% 7/25/2030		650	682
Navient Corp. 11.50% 3/15/2031		1,850	2,028
Navient Corp. 5.625% 8/1/2033		3,223	2,649
New York Life Global Funding 0.85% 1/15/2026[4]		125	116
New York Life Global Funding 4.55% 1/28/2033[4]		683	674
NFP Corp. 6.875% 8/15/2028[4]		155	158
PNC Financial Services Group, Inc. 5.939% 8/18/2034 (USD-SOFR + 1.946% on 8/18/2033)[5]		23	24

Capital Group Fixed Income ETF Trust	25

Capital Group Core Plus Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
PNC Financial Services Group, Inc. 6.875% 10/20/2034 (USD-SOFR + 2.284% on 10/20/2033)[5]	USD	3,724	$4,136
Progressive Corp. 3.00% 3/15/2032		350	312
State Street Corp. 4.821% 1/26/2034 (USD-SOFR + 1.567% on 1/26/2033)[5]		1,640	1,615
State Street Corp. 5.159% 5/18/2034 (USD-SOFR + 1.89% on 5/18/2033)[5]		478	482
Toronto-Dominion Bank (The) 2.00% 9/10/2031		90	75
Truist Financial Corp. 5.867% 6/8/2034 (USD-SOFR + 2.361% on 6/8/2033)[5]		1,180	1,205
U.S. Bancorp 4.839% 2/1/2034 (USD-SOFR + 1.60% on 2/1/2033)[5]		1,730	1,658
U.S. Bancorp 5.836% 6/12/2034 (USD-SOFR + 2.26% on 6/10/2033)[5]		367	379
UBS Group AG 3.091% 5/14/2032 (USD-SOFR + 1.73% on 5/14/2031)[4,5]		1,650	1,406
UBS Group AG 6.301% 9/22/2034 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.00% on 9/22/2033)[4,5]		1,600	1,695
Wells Fargo & Co. 3.908% 4/25/2026 (USD-SOFR + 1.32% on 4/25/2025)[5]		469	460
Wells Fargo & Co. 4.808% 7/25/2028 (USD-SOFR + 1.98% on 7/25/2027)[5]		1,050	1,043
Wells Fargo & Co. 5.389% 4/24/2034 (USD-SOFR + 2.02% on 4/24/2033)[5]		2,945	2,959
Wells Fargo & Co. 5.557% 7/25/2034 (USD-SOFR + 1.99% on 7/25/2033)[5]		24	24
Wells Fargo & Co. 6.491% 10/23/2034 (USD-SOFR + 2.06% on 10/23/2033)[5]		4,149	4,516
Wells Fargo & Co. 4.611% 4/25/2053 (USD-SOFR + 2.13% on 4/25/2052)[5]		790	711
			99,801

Energy 4.48%
Apache Corp. 5.10% 9/1/2040		350	300
Apache Corp. 5.25% 2/1/2042		500	419
Apache Corp. 5.35% 7/1/2049		965	804
Ascent Resources Utica Holdings, LLC 7.00% 11/1/2026[4]		250	252
Borr IHC, Ltd. 10.00% 11/15/2028[4]		835	873
Borr IHC, Ltd. 10.375% 11/15/2030[4]		900	932
BP Capital Markets America, Inc. 4.893% 9/11/2033		400	407
Cheniere Energy Partners, LP 4.00% 3/1/2031		789	718
Cheniere Energy Partners, LP 5.95% 6/30/2033[4]		1,600	1,645
Cheniere Energy, Inc. 4.625% 10/15/2028		175	171
Chesapeake Energy Corp. 5.875% 2/1/2029[4]		750	736
Chesapeake Energy Corp. 6.75% 4/15/2029[4]		761	769
Chord Energy Corp. 6.375% 6/1/2026[4]		350	350
Civitas Resources, Inc. 8.375% 7/1/2028[4]		1,325	1,385
Civitas Resources, Inc. 8.625% 11/1/2030[4]		925	982
Civitas Resources, Inc. 8.75% 7/1/2031[4]		775	826
CNX Resources Corp. 7.25% 3/14/2027[4]		399	403
CNX Resources Corp. 7.375% 1/15/2031[4]		185	186
Columbia Pipelines Holding Co., LLC 6.544% 11/15/2053[4]		955	1,053
Columbia Pipelines Operating Co., LLC 5.927% 8/15/2030[4]		321	332
Columbia Pipelines Operating Co., LLC 6.036% 11/15/2033[4]		462	484
Columbia Pipelines Operating Co., LLC 6.497% 8/15/2043[4]		232	249
Comstock Resources, Inc. 5.875% 1/15/2030[4]		2,757	2,395
ConocoPhillips Co. 3.80% 3/15/2052		2,700	2,184
ConocoPhillips Co. 5.30% 5/15/2053		773	795
ConocoPhillips Co. 5.55% 3/15/2054		880	935
Crescent Energy Finance, LLC 9.25% 2/15/2028[4]		773	803
Ecopetrol SA 4.625% 11/2/2031		10	9
Ecopetrol SA 8.875% 1/13/2033		1,900	2,067
Enbridge, Inc. 6.70% 11/15/2053		1,994	2,322
Energy Transfer, LP 6.40% 12/1/2030		688	736
Energy Transfer, LP 6.55% 12/1/2033		1,582	1,719
EQM Midstream Partners, LP 6.00% 7/1/2025[4]		430	430
EQM Midstream Partners, LP 4.75% 1/15/2031[4]		2,194	2,045
Exxon Mobil Corp. 2.61% 10/15/2030		400	358
Exxon Mobil Corp. 3.452% 4/15/2051		2,055	1,614
Genesis Energy, LP 8.25% 1/15/2029		350	360
Harvest Midstream I, LP 7.50% 9/1/2028[4]		75	75
Hilcorp Energy I, LP 6.00% 4/15/2030[4]		135	131
Hilcorp Energy I, LP 6.25% 4/15/2032[4]		875	843
Hilcorp Energy I, LP 8.375% 11/1/2033[4]		785	833

26	Capital Group Fixed Income ETF Trust

Capital Group Core Plus Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Kinder Morgan, Inc. 5.20% 6/1/2033	USD	253	$252
Kinder Morgan, Inc. 3.60% 2/15/2051		2,155	1,543
Kinder Morgan, Inc. 5.45% 8/1/2052		145	139
Kinetik Holdings, LP 6.625% 12/15/2028[4]		740	754
MPLX, LP 2.65% 8/15/2030		75	65
MPLX, LP 4.95% 9/1/2032		1,228	1,202
MPLX, LP 4.95% 3/14/2052		1,330	1,186
MPLX, LP 5.65% 3/1/2053		2,368	2,343
MV24 Capital BV 6.748% 6/1/2034		524	491
New Fortress Energy, Inc. 6.50% 9/30/2026[4]		2,316	2,226
NGL Energy Operating, LLC 7.50% 2/1/2026[4]		2,160	2,183
Noble Finance II, LLC 8.00% 4/15/2030[4]		150	156
Northern Oil and Gas, Inc. 8.75% 6/15/2031[4]		635	662
Occidental Petroleum Corp. 6.125% 1/1/2031		415	431
Occidental Petroleum Corp. 6.60% 3/15/2046		1,875	2,033
ONEOK, Inc. 4.00% 7/13/2027		50	49
ONEOK, Inc. 5.80% 11/1/2030		236	246
ONEOK, Inc. 6.35% 1/15/2031		40	43
ONEOK, Inc. 6.05% 9/1/2033		1,757	1,862
ONEOK, Inc. 4.50% 3/15/2050		75	63
ONEOK, Inc. 7.15% 1/15/2051		150	173
ONEOK, Inc. 6.625% 9/1/2053		1,067	1,195
Permian Resources Operating, LLC 9.875% 7/15/2031[4]		820	912
Permian Resources Operating, LLC 7.00% 1/15/2032[4]		285	294
Petrobras Global Finance BV 5.60% 1/3/2031		611	609
Petroleos Mexicanos 6.49% 1/23/2027		1,275	1,197
Seadrill Finance, Ltd. 8.375% 8/1/2030[4]		210	219
Shell International Finance BV 2.75% 4/6/2030		75	69
Shell International Finance BV 3.00% 11/26/2051		3,817	2,722
Southwestern Energy Co. 4.75% 2/1/2032		2,281	2,113
Sunoco, LP 4.50% 4/30/2030		150	139
Transocean Aquila, Ltd. 8.00% 9/30/2028[4]		440	447
Transocean, Inc. 8.00% 2/1/2027[4]		800	781
Transocean, Inc. 8.75% 2/15/2030[4]		645	674
Transocean, Inc. 6.80% 3/15/2038		1,530	1,229
Venture Global Calcasieu Pass, LLC 6.25% 1/15/2030[4]		1,249	1,244
Venture Global Calcasieu Pass, LLC 4.125% 8/15/2031[4]		1,794	1,583
Venture Global LNG, Inc. 8.125% 6/1/2028[4]		750	758
Venture Global LNG, Inc. 8.375% 6/1/2031[4]		465	465
Weatherford International, Ltd. 6.50% 9/15/2028[4]		250	259
Weatherford International, Ltd. 8.625% 4/30/2030[4]		125	131
Williams Companies, Inc. 2.60% 3/15/2031		55	47
			70,119

Health care 3.07%
Amgen, Inc. 5.25% 3/2/2030		623	641
Amgen, Inc. 4.20% 3/1/2033		1,265	1,204
Amgen, Inc. 5.25% 3/2/2033		1,395	1,431
Amgen, Inc. 4.875% 3/1/2053		275	257
Amgen, Inc. 5.65% 3/2/2053		5,794	6,100
Amgen, Inc. 5.75% 3/2/2063		1,080	1,134
Bausch Health Companies, Inc. 6.125% 2/1/2027[4]		75	51
Bausch Health Companies, Inc. 5.25% 2/15/2031[4]		110	48
Baxter International, Inc. 2.539% 2/1/2032		822	690
Baxter International, Inc. 3.132% 12/1/2051		2,531	1,743
Bayer US Finance, LLC 6.50% 11/21/2033[4]		1,853	1,916
Bayer US Finance, LLC 6.875% 11/21/2053[4]		1,148	1,224
Centene Corp. 2.45% 7/15/2028		1,415	1,261
Centene Corp. 2.625% 8/1/2031		2,645	2,198
CHS / Community Health Systems, Inc. 5.25% 5/15/2030[4]		75	63
CVS Health Corp. 1.875% 2/28/2031		50	41
CVS Health Corp. 5.25% 2/21/2033		910	931

Capital Group Fixed Income ETF Trust	27

Capital Group Core Plus Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
CVS Health Corp. 5.875% 6/1/2053	USD	2,863	$3,015
CVS Health Corp. 6.00% 6/1/2063		581	617
Elevance Health, Inc. 4.10% 5/15/2032		423	404
Elevance Health, Inc. 4.75% 2/15/2033		261	261
Elevance Health, Inc. 4.55% 5/15/2052		203	185
HCA, Inc. 3.625% 3/15/2032		79	71
Merck & Co., Inc. 1.70% 6/10/2027		50	46
Molina Healthcare, Inc. 3.875% 11/15/2030[4]		414	373
Molina Healthcare, Inc. 3.875% 5/15/2032[4]		2,765	2,419
Owens & Minor, Inc. 6.25% 4/1/2030[4]		1,265	1,209
Pfizer Investment Enterprises Pte., Ltd. 4.75% 5/19/2033		801	803
Pfizer Investment Enterprises Pte., Ltd. 5.11% 5/19/2043		1,500	1,496
Pfizer Investment Enterprises Pte., Ltd. 5.30% 5/19/2053		3,048	3,114
Radiology Partners, Inc., Term Loan, (1-month USD CME Term SOFR + 4.25%) 10.179% 7/9/2025[3,6]		40	32
Roche Holdings, Inc. 2.076% 12/13/2031[4]		600	505
RP Escrow Issuer, LLC 5.25% 12/15/2025[4]		660	529
Tenet Healthcare Corp. 4.875% 1/1/2026		300	297
Tenet Healthcare Corp. 4.375% 1/15/2030		525	487
Tenet Healthcare Corp. 6.75% 5/15/2031[4]		200	205
Teva Pharmaceutical Finance Netherlands III BV 3.15% 10/1/2026		2,027	1,878
Teva Pharmaceutical Finance Netherlands III BV 4.75% 5/9/2027		1,200	1,150
Teva Pharmaceutical Finance Netherlands III BV 6.75% 3/1/2028		482	493
Teva Pharmaceutical Finance Netherlands III BV 5.125% 5/9/2029		3,221	3,080
Teva Pharmaceutical Finance Netherlands III BV 7.875% 9/15/2029		700	755
Teva Pharmaceutical Finance Netherlands III BV 8.125% 9/15/2031		1,389	1,517
Teva Pharmaceutical Finance Netherlands III BV 4.10% 10/1/2046		1,768	1,199
Thermo Fisher Scientific, Inc. 5.20% 1/31/2034		385	403
UnitedHealth Group, Inc. 4.20% 5/15/2032		230	225
UnitedHealth Group, Inc. 4.75% 5/15/2052		355	342
			48,043

Communication services 2.72%
AT&T, Inc. 2.55% 12/1/2033		2,050	1,672
AT&T, Inc. 5.40% 2/15/2034		150	155
AT&T, Inc. 3.55% 9/15/2055		400	288
CCO Holdings, LLC 4.75% 2/1/2032[4]		1,314	1,160
CCO Holdings, LLC 4.50% 5/1/2032		300	257
CCO Holdings, LLC 4.50% 6/1/2033[4]		1,355	1,148
CCO Holdings, LLC 4.25% 1/15/2034[4]		3,817	3,107
Charter Communications Operating, LLC 4.40% 4/1/2033		210	194
Charter Communications Operating, LLC 3.70% 4/1/2051		2,855	1,860
Charter Communications Operating, LLC 3.90% 6/1/2052		4,150	2,795
Charter Communications Operating, LLC 5.25% 4/1/2053		4,275	3,586
Comcast Corp. 4.80% 5/15/2033		42	43
Comcast Corp. 2.887% 11/1/2051		2,625	1,777
Comcast Corp. 5.35% 5/15/2053		2,240	2,319
Comcast Corp. 5.50% 5/15/2064		250	263
DISH DBS Corp. 5.875% 11/15/2024		248	233
DISH Network Corp. 11.75% 11/15/2027[4]		1,350	1,410
Frontier Communications Holdings, LLC 5.00% 5/1/2028[4]		711	658
Gray Escrow II, Inc. 5.375% 11/15/2031[4]		2,675	2,021
Gray Television, Inc. 4.75% 10/15/2030[4]		180	136
Meta Platforms, Inc. 3.85% 8/15/2032		1,100	1,047
Meta Platforms, Inc. 4.45% 8/15/2052		775	713
Midas OpCo Holdings, LLC 5.625% 8/15/2029[4]		100	92
Netflix, Inc. 4.875% 4/15/2028		1,385	1,404
Netflix, Inc. 5.875% 11/15/2028		20	21
News Corp. 3.875% 5/15/2029[4]		369	340
Sirius XM Radio, Inc. 4.00% 7/15/2028[4]		64	59
Sirius XM Radio, Inc. 3.875% 9/1/2031[4]		2,139	1,833
Tencent Holdings, Ltd. 3.24% 6/3/2050[4]		960	641

28	Capital Group Fixed Income ETF Trust

Capital Group Core Plus Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
T-Mobile USA, Inc. 5.05% 7/15/2033	USD	471	$475
T-Mobile USA, Inc. 3.40% 10/15/2052		2,945	2,147
T-Mobile USA, Inc. 5.75% 1/15/2054		752	796
T-Mobile USA, Inc. 6.00% 6/15/2054		880	966
Univision Communications, Inc. 8.00% 8/15/2028[4]		430	444
Univision Communications, Inc. 4.50% 5/1/2029[4]		3,950	3,529
Univision Communications, Inc. 7.375% 6/30/2030[4]		1,200	1,198
Verizon Communications, Inc. 1.75% 1/20/2031		400	329
Verizon Communications, Inc. 2.55% 3/21/2031		97	84
Verizon Communications, Inc. 2.875% 11/20/2050		482	328
Verizon Communications, Inc. 3.55% 3/22/2051		200	154
Verizon Communications, Inc. 3.875% 3/1/2052		1,132	918
			42,600

Industrials 2.58%
Boeing Co. 2.75% 2/1/2026		115	110
Boeing Co. 3.625% 2/1/2031		1,992	1,851
Boeing Co. 3.60% 5/1/2034		2,788	2,465
Boeing Co. 5.805% 5/1/2050		4,340	4,497
Boeing Co. 5.93% 5/1/2060		450	467
Bombardier, Inc. 7.125% 6/15/2026[4]		194	193
Bombardier, Inc. 7.875% 4/15/2027[4]		1,392	1,394
Bombardier, Inc. 6.00% 2/15/2028[4]		871	850
Bombardier, Inc. 7.50% 2/1/2029[4]		590	600
Bombardier, Inc. 8.75% 11/15/2030[4]		350	373
Burlington Northern Santa Fe, LLC 5.20% 4/15/2054		2,035	2,120
Canadian Pacific Railway Co. 3.10% 12/2/2051		3,335	2,412
Carrier Global Corp. 2.722% 2/15/2030		346	310
Carrier Global Corp. 2.70% 2/15/2031		246	215
Carrier Global Corp. 5.90% 3/15/2034[4]		1,335	1,444
Carrier Global Corp. 3.577% 4/5/2050		576	451
Carrier Global Corp. 6.20% 3/15/2054[4]		1,457	1,686
Clean Harbors, Inc. 6.375% 2/1/2031[4]		73	74
CoreLogic, Inc. 4.50% 5/1/2028[4]		300	263
Icahn Enterprises, LP 4.75% 9/15/2024		380	378
Icahn Enterprises, LP 6.375% 12/15/2025		250	246
Icahn Enterprises, LP 9.75% 1/15/2029[4]		1,250	1,277
Lockheed Martin Corp. 5.70% 11/15/2054		212	239
Mileage Plus Holdings, LLC 6.50% 6/20/2027[4]		42	42
Norfolk Southern Corp. 4.45% 3/1/2033		78	77
Norfolk Southern Corp. 5.35% 8/1/2054		2,519	2,622
Regal Rexnord Corp. 6.30% 2/15/2030[4]		975	1,001
Regal Rexnord Corp. 6.40% 4/15/2033[4]		947	988
Ritchie Bros. Holdings, Inc. 6.75% 3/15/2028[4]		244	251
Ritchie Bros. Holdings, Inc. 7.75% 3/15/2031[4]		280	299
RTX Corp. 6.10% 3/15/2034		777	844
RTX Corp. 2.82% 9/1/2051		925	612
RTX Corp. 5.375% 2/27/2053		2,017	2,051
RTX Corp. 6.40% 3/15/2054		1,007	1,167
Spirit AeroSystems, Inc. 9.375% 11/30/2029[4]		1,583	1,734
Spirit AeroSystems, Inc. 9.75% 11/15/2030[4]		575	619
TransDigm, Inc. 6.75% 8/15/2028[4]		115	118
TransDigm, Inc. 4.625% 1/15/2029		838	787
Triumph Group, Inc. 9.00% 3/15/2028[4]		742	790
Union Pacific Corp. 2.80% 2/14/2032		409	363
Union Pacific Corp. 2.95% 3/10/2052		1,885	1,339
Union Pacific Corp. 4.95% 5/15/2053		675	690
United Airlines, Inc. 4.625% 4/15/2029[4]		100	94
			40,403

Capital Group Fixed Income ETF Trust	29

Capital Group Core Plus Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary 2.54%
Advance Auto Parts, Inc. 3.90% 4/15/2030	USD	550	$494
Advance Auto Parts, Inc. 3.50% 3/15/2032		1,200	994
Alibaba Group Holding, Ltd. 2.125% 2/9/2031		1,590	1,318
Allied Universal Holdco, LLC 4.625% 6/1/2028[4]		2,242	2,041
Amazon.com, Inc. 2.10% 5/12/2031		100	86
Amazon.com, Inc. 3.60% 4/13/2032		600	572
Amazon.com, Inc. 3.95% 4/13/2052		400	350
Atlas LuxCo 4 SARL 4.625% 6/1/2028[4]		470	430
AutoNation, Inc. 3.85% 3/1/2032		300	267
Carnival Corp. 5.75% 3/1/2027[4]		1,250	1,220
Carnival Corp. 6.00% 5/1/2029[4]		2,205	2,123
Carnival Corp. 7.00% 8/15/2029[4]		520	543
Carnival Corp. 10.50% 6/1/2030[4]		540	591
Daimler Trucks Finance North America, LLC 3.65% 4/7/2027[4]		350	337
Fertitta Entertainment, LLC 4.625% 1/15/2029[4]		350	318
Fertitta Entertainment, LLC 6.75% 1/15/2030[4]		600	527
Ford Motor Co. 3.25% 2/12/2032		790	657
Ford Motor Co. 4.75% 1/15/2043		495	409
Ford Motor Co. 5.291% 12/8/2046		1,066	940
Ford Motor Credit Co., LLC 2.30% 2/10/2025		980	943
Ford Motor Credit Co., LLC 5.125% 6/16/2025		837	827
Ford Motor Credit Co., LLC 6.95% 6/10/2026		600	616
Ford Motor Credit Co., LLC 2.70% 8/10/2026		1,475	1,367
Ford Motor Credit Co., LLC 4.95% 5/28/2027		1,065	1,040
Ford Motor Credit Co., LLC 5.113% 5/3/2029		50	49
Ford Motor Credit Co., LLC 7.20% 6/10/2030		2,650	2,825
Ford Motor Credit Co., LLC 7.122% 11/7/2033		278	300
General Motors Financial Co., Inc. 2.35% 2/26/2027		75	69
Hanesbrands, Inc. 9.00% 2/15/2031[4]		1,744	1,711
Hanesbrands, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.75%) 9.106% 3/8/2030[3,6]		254	254
Home Depot, Inc. 1.375% 3/15/2031		125	102
Hyundai Capital America 1.65% 9/17/2026[4]		100	91
International Game Technology PLC 5.25% 1/15/2029[4]		650	637
LCM Investments Holdings II, LLC 4.875% 5/1/2029[4]		1,235	1,149
LCM Investments Holdings II, LLC 8.25% 8/1/2031[4]		1,180	1,233
Lithia Motors, Inc. 3.875% 6/1/2029[4]		58	52
Lithia Motors, Inc. 4.375% 1/15/2031[4]		650	592
Macy’s Retail Holdings, LLC 5.875% 3/15/2030[4]		50	48
Marriott Ownership Resorts, Inc. 4.50% 6/15/2029[4]		973	859
Party City Holdings, Inc. 12.00% 12/31/2028[4]		130	127
RHP Hotel Properties, LP 7.25% 7/15/2028[4]		317	330
Royal Caribbean Cruises, Ltd. 5.375% 7/15/2027[4]		650	644
Royal Caribbean Cruises, Ltd. 3.70% 3/15/2028		1,510	1,393
Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[4]		706	697
Royal Caribbean Cruises, Ltd. 8.25% 1/15/2029[4]		800	851
Scientific Games Holdings, LP 6.625% 3/1/2030[4]		975	923
Sonic Automotive, Inc. 4.625% 11/15/2029[4]		485	442
Sonic Automotive, Inc. 4.875% 11/15/2031[4]		4,163	3,715
Tapestry, Inc. 7.85% 11/27/2033		885	945
Wynn Resorts Finance, LLC 5.125% 10/1/2029[4]		457	432
Wynn Resorts Finance, LLC 7.125% 2/15/2031[4]		314	327
			39,807

Utilities 2.04%
Aegea Finance SARL 9.00% 1/20/2031[4]		605	644
AES Panama Generation Holdings SRL 4.375% 5/31/2030[4]		196	165
Alabama Power Co. 3.94% 9/1/2032		525	501
Alabama Power Co. 5.85% 11/15/2033		300	323
Consumers Energy Co. 3.60% 8/15/2032		415	385
Consumers Energy Co. 4.625% 5/15/2033		625	624
Duke Energy Corp. 4.50% 8/15/2032		860	833

30	Capital Group Fixed Income ETF Trust

Capital Group Core Plus Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Duke Energy Corp. 6.10% 9/15/2053	USD	300	$326
Edison International 6.95% 11/15/2029		310	337
Electricité de France SA 9.125% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 5.411% on 6/15/2033)[4,5]		1,000	1,119
Entergy Louisiana, LLC 4.75% 9/15/2052		200	184
FirstEnergy Corp. 2.65% 3/1/2030		1,840	1,592
FirstEnergy Corp. 2.25% 9/1/2030		585	493
FirstEnergy Corp. 3.40% 3/1/2050		761	537
Florida Power & Light Co. 5.30% 4/1/2053		60	63
NiSource, Inc. 5.40% 6/30/2033		250	258
Northern States Power Co. 2.60% 6/1/2051		50	33
Oncor Electric Delivery Co., LLC 4.55% 9/15/2032		625	620
Oncor Electric Delivery Co., LLC 2.70% 11/15/2051		175	116
Pacific Gas and Electric Co. 3.15% 1/1/2026		40	38
Pacific Gas and Electric Co. 4.65% 8/1/2028		450	433
Pacific Gas and Electric Co. 4.55% 7/1/2030		755	720
Pacific Gas and Electric Co. 3.25% 6/1/2031		200	173
Pacific Gas and Electric Co. 5.90% 6/15/2032		250	255
Pacific Gas and Electric Co. 6.40% 6/15/2033		1,700	1,790
Pacific Gas and Electric Co. 3.50% 8/1/2050		8,145	5,640
Pacific Gas and Electric Co. 6.75% 1/15/2053		2,930	3,195
PacifiCorp 5.35% 12/1/2053		1,225	1,180
PacifiCorp 5.50% 5/15/2054		300	295
PG&E Corp. 5.25% 7/1/2030		996	962
Public Service Company of Colorado 3.20% 3/1/2050		1,505	1,082
Public Service Company of Colorado 2.70% 1/15/2051		402	254
Public Service Company of Colorado 5.25% 4/1/2053		593	592
Southern California Edison Co. 2.75% 2/1/2032		864	744
Southern California Edison Co. 2.95% 2/1/2051		1,520	1,033
Southern California Edison Co. 3.45% 2/1/2052		3,615	2,642
Talen Energy Supply, LLC 8.625% 6/1/2030[4]		1,567	1,666
Xcel Energy, Inc. 4.60% 6/1/2032		75	73
			31,920

Materials 1.79%
Anglo American Capital PLC 2.25% 3/17/2028[4]		200	178
Anglo American Capital PLC 4.75% 3/16/2052[4]		200	172
Ball Corp. 6.875% 3/15/2028		890	925
Ball Corp. 6.00% 6/15/2029		200	204
BHP Billiton Finance (USA), Ltd. 4.90% 2/28/2033		314	321
BHP Billiton Finance (USA), Ltd. 5.25% 9/8/2033		1,146	1,189
BHP Billiton Finance (USA), Ltd. 5.50% 9/8/2053		1,227	1,340
Braskem Idesa SAPI 6.99% 2/20/2032		200	117
Braskem Netherlands Finance BV 8.75% 1/12/2031[4]		1,280	1,192
Braskem Netherlands Finance BV 7.25% 2/13/2033		1,345	1,134
Braskem Netherlands Finance BV 7.25% 2/13/2033[4]		475	400
Celanese US Holdings, LLC 6.35% 11/15/2028		1,044	1,096
Celanese US Holdings, LLC 6.55% 11/15/2030		799	846
Celanese US Holdings, LLC 6.379% 7/15/2032		539	570
Celanese US Holdings, LLC 6.70% 11/15/2033		807	876
Cleveland-Cliffs, Inc. 4.875% 3/1/2031[4]		300	272
CSN Resources SA 8.875% 12/5/2030[4]		1,700	1,773
Dow Chemical Co. (The) 3.60% 11/15/2050		40	31
EIDP, Inc. 4.80% 5/15/2033		695	703
First Quantum Minerals, Ltd. 6.875% 10/15/2027[4]		2,700	2,298
FXI Holdings, Inc. 12.25% 11/15/2026[4]		2,500	2,231
International Flavors & Fragrances, Inc. 2.30% 11/1/2030[4]		230	190
International Flavors & Fragrances, Inc. 3.468% 12/1/2050[4]		2,535	1,736
LABL, Inc. 5.875% 11/1/2028[4]		75	68
LABL, Inc. 9.50% 11/1/2028[4]		328	332
LSB Industries, Inc. 6.25% 10/15/2028[4]		248	236
Mauser Packaging Solutions Holding Co. 7.875% 8/15/2026[4]		696	709

Capital Group Fixed Income ETF Trust	31

Capital Group Core Plus Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Materials (continued)
Mineral Resources, Ltd. 9.25% 10/1/2028[4]	USD	1,030	$1,097
NOVA Chemicals Corp. 8.50% 11/15/2028[4]		490	514
NOVA Chemicals Corp. 4.25% 5/15/2029[4]		1,360	1,147
OCI NV 6.70% 3/16/2033[4]		699	715
Olympus Water US Holding Corp. 9.75% 11/15/2028[4]		750	797
Sasol Financing USA, LLC 8.75% 5/3/2029[4]		1,065	1,088
SCIH Salt Holdings, Inc. 4.875% 5/1/2028[4]		742	695
Sealed Air Corp. 6.125% 2/1/2028[4]		607	613
South32 Treasury, Ltd. 4.35% 4/14/2032[4]		192	173
			27,978

Real estate 1.67%
Boston Properties, LP 2.55% 4/1/2032		1,481	1,181
Boston Properties, LP 2.45% 10/1/2033		1,755	1,337
Boston Properties, LP 6.50% 1/15/2034		1,776	1,876
Crown Castle, Inc. 5.00% 1/11/2028		140	140
Crown Castle, Inc. 5.80% 3/1/2034		928	961
Equinix, Inc. 2.15% 7/15/2030		350	297
Equinix, Inc. 2.50% 5/15/2031		400	340
Equinix, Inc. 3.40% 2/15/2052		700	513
Howard Hughes Corp. (The) 4.375% 2/1/2031[4]		1,175	1,021
Hudson Pacific Properties, LP 3.25% 1/15/2030		805	592
Kennedy-Wilson, Inc. 4.75% 3/1/2029		1,325	1,108
Kennedy-Wilson, Inc. 4.75% 2/1/2030		1,917	1,556
Kennedy-Wilson, Inc. 5.00% 3/1/2031		2,350	1,869
Prologis, LP 5.125% 1/15/2034		1,475	1,524
Prologis, LP 5.25% 6/15/2053		514	537
Public Storage Operating Co. 5.10% 8/1/2033		1,092	1,131
Public Storage Operating Co. 5.35% 8/1/2053		1,162	1,215
Service Properties Trust 4.75% 10/1/2026		1,375	1,285
Service Properties Trust 3.95% 1/15/2028		970	796
Service Properties Trust 4.95% 10/1/2029		800	663
Service Properties Trust 4.375% 2/15/2030		1,893	1,472
Service Properties Trust 8.625% 11/15/2031[4]		2,245	2,353
Sun Communities Operating, LP 2.70% 7/15/2031		40	33
Sun Communities Operating, LP 4.20% 4/15/2032		649	593
VICI Properties, LP 3.875% 2/15/2029[4]		75	69
VICI Properties, LP 4.125% 8/15/2030[4]		250	228
VICI Properties, LP 5.125% 5/15/2032		1,430	1,396
			26,086

Consumer staples 1.54%
7-Eleven, Inc. 1.80% 2/10/2031[4]		975	793
7-Eleven, Inc. 2.80% 2/10/2051[4]		2,519	1,623
Altria Group, Inc. 3.70% 2/4/2051		568	400
B&G Foods, Inc. 5.25% 9/15/2027		400	364
BAT Capital Corp. 2.259% 3/25/2028		100	90
BAT Capital Corp. 4.742% 3/16/2032		250	240
BAT Capital Corp. 6.421% 8/2/2033		573	600
BAT Capital Corp. 4.758% 9/6/2049		1,351	1,073
BAT Capital Corp. 3.984% 9/25/2050		2,582	1,821
BAT Capital Corp. 5.65% 3/16/2052		929	840
BAT Capital Corp. 7.081% 8/2/2053		4,900	5,243
Constellation Brands, Inc. 4.35% 5/9/2027		326	323
Constellation Brands, Inc. 4.75% 5/9/2032		1,483	1,478
Constellation Brands, Inc. 4.90% 5/1/2033		636	640
Coty, Inc. 6.625% 7/15/2030[4]		490	504
J. M. Smucker Co. (The) 6.20% 11/15/2033		372	406
J. M. Smucker Co. (The) 6.50% 11/15/2043		96	107
J. M. Smucker Co. (The) 6.50% 11/15/2053		269	311
Keurig Dr Pepper, Inc. 3.20% 5/1/2030		40	37
Kronos Acquisition Holdings, Inc. 5.00% 12/31/2026[4]		250	244

32	Capital Group Fixed Income ETF Trust

Capital Group Core Plus Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer staples (continued)
Minerva Luxembourg SA 8.875% 9/13/2033[4]	USD	930	$985
Philip Morris International, Inc. 5.625% 11/17/2029		335	351
Philip Morris International, Inc. 5.75% 11/7/2032		1,297	1,362
Philip Morris International, Inc. 5.375% 2/15/2033		300	308
Philip Morris International, Inc. 5.625% 9/7/2033		1,900	1,985
Post Holdings, Inc. 4.625% 4/15/2030[4]		450	414
Target Corp. 4.80% 1/15/2053		1,592	1,582
			24,124

Information technology 0.90%
Analog Devices, Inc. 1.70% 10/1/2028		25	22
Analog Devices, Inc. 2.95% 10/1/2051		1,053	754
Broadcom, Inc. 3.469% 4/15/2034[4]		69	60
Broadcom, Inc. 3.187% 11/15/2036[4]		450	365
Broadcom, Inc. 4.926% 5/15/2037[4]		3,276	3,173
Cloud Software Group, Inc. 6.50% 3/31/2029[4]		530	505
Cloud Software Group, Inc. 9.00% 9/30/2029[4]		2,745	2,612
CommScope, Inc. 4.75% 9/1/2029[4]		400	269
Entegris Escrow Corp. 4.75% 4/15/2029[4]		445	429
Finastra USA, Inc., Term Loan B, (3-month USD CME Term SOFR + 7.25%) 12.713% 9/13/2029[3,6,7]		273	269
Finastra USA, Inc., Term Loan, (3-month USD CME Term SOFR + 7.25%) 12.61% 9/13/2029[3,6,7]		7	7
NCR Atleos Corp. 9.50% 4/1/2029[4]		900	957
Oracle Corp. 3.60% 4/1/2050		1,299	963
Oracle Corp. 3.95% 3/25/2051		450	353
Oracle Corp. 5.55% 2/6/2053		824	825
SK hynix, Inc. 6.50% 1/17/2033		890	940
SK hynix, Inc. 6.50% 1/17/2033[4]		210	222
Tibco Software, Inc., Term Loan A, (3-month USD CME Term SOFR + 4.50%) 9.948% 9/29/2028[3,6]		496	486
Wolfspeed, Inc. 9.875% 6/23/2030 (10.875% on 6/23/2026)[5,7,8]		800	814
			14,025

Total corporate bonds, notes & loans			464,906

U.S. Treasury bonds & notes 19.27%
U.S. Treasury 18.15%
U.S. Treasury 4.625% 6/30/2025		6,050	6,065
U.S. Treasury 5.00% 8/31/2025		13,050	13,173
U.S. Treasury 5.00% 9/30/2025		12,910	13,043
U.S. Treasury 5.00% 10/31/2025		38,625	39,071
U.S. Treasury 4.875% 11/30/2025		26,200	26,477
U.S. Treasury 4.25% 12/31/2025		19,500	19,498
U.S. Treasury 4.125% 6/15/2026		11,140	11,142
U.S. Treasury 4.125% 9/30/2027		3,375	3,398
U.S. Treasury 2.875% 8/15/2028		720	689
U.S. Treasury 4.375% 8/31/2028[9]		14,750	15,068
U.S. Treasury 4.625% 9/30/2028		9,258	9,559
U.S. Treasury 4.875% 10/31/2028		22,675	23,673
U.S. Treasury 4.375% 11/30/2028		27,670	28,322
U.S. Treasury 3.75% 12/31/2028		9,200	9,159
U.S. Treasury 4.00% 7/31/2030		200	201
U.S. Treasury 4.125% 8/31/2030		1,000	1,013
U.S. Treasury 4.625% 9/30/2030		1,865	1,945
U.S. Treasury 4.375% 11/30/2030		1,000	1,029
U.S. Treasury 4.50% 11/15/2033		18,698	19,640
U.S. Treasury 4.375% 8/15/2043[9]		14,064	14,383
U.S. Treasury 4.75% 11/15/2043		14,240	15,302
U.S. Treasury 3.625% 5/15/2053		2,777	2,575
U.S. Treasury 4.125% 8/15/2053		9,484	9,612
			284,037

Capital Group Fixed Income ETF Trust	33

Capital Group Core Plus Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury inflation-protected securities 1.12%
U.S. Treasury Inflation-Protected Security 1.625% 10/15/2027[10]	USD	17,761	$17,631

Total U.S. Treasury bonds & notes			301,668

Asset-backed obligations 6.84%
ACHV ABS Trust, Series 2023-2PL, Class B, 6.88% 5/20/2030[1,4]		318	319
Affirm, Inc., Series 2023-B, Class D, 8.78% 9/15/2028[1,4]		995	1,013
Affirm, Inc., Series 2023-B, Class E, 11.32% 9/15/2028[1,4]		1,447	1,476
AGL CLO, Ltd., Series 2022-18A, Class B, (3-month USD CME Term SOFR + 2.00%) 7.412% 4/21/2031[1,3,4]		1,500	1,503
ALM Loan Funding, Series 2020-1A, Class A2, (3-month USD CME Term SOFR + 2.112%) 7.505% 10/15/2029[1,3,4]		500	501
American Credit Acceptance Receivables Trust, Series 2022-3, Class C, 4.86% 10/13/2028[1,4]		701	696
Avis Budget Rental Car Funding (AESOP), LLC, Series 2022-5, Class B, 7.09% 4/20/2027[1,4]		2,394	2,441
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-5, Class C, 6.85% 4/20/2028[1,4]		3,333	3,343
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-4A, Class B, 6.32% 6/20/2029[1,4]		2,369	2,404
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-4A, Class C, 7.24% 6/20/2029[1,4]		890	911
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-6, Class C, 7.03% 12/20/2029[1,4]		4,000	4,044
Brex Commercial Charge Card Master Trust, Series 2022-1, Class A, 4.63% 7/15/2025[1,4]		1,000	991
CF Hippolyta, LLC, Series 2020-1, Class B1, 2.28% 7/15/2060[1,4]		486	445
CFG Investments, Ltd., Series 2023-1, Class A, 8.56% 7/25/2034[1,4]		1,530	1,549
CPS Auto Receivables Trust, Series 2022-B, Class A, 2.88% 6/15/2026[1,4]		102	102
CPS Auto Receivables Trust, Series 2022-B, Class D, 5.19% 8/15/2028[1,4]		1,250	1,223
Credit Acceptance Auto Loan Trust, Series 2022-1A, Class C, 5.70% 10/15/2032[1,4]		1,000	977
Credit Acceptance Auto Loan Trust, Series 2022-1A, Class D, 6.63% 12/15/2032[1,4]		1,000	978
Exeter Automobile Receivables Trust, Series 2022-2A, Class D, 4.56% 7/17/2028[1]		26	25
Exeter Automobile Receivables Trust, Series 2023-2, Class E, 9.75% 11/15/2030[1,4]		848	878
Exeter Automobile Receivables Trust, Series 2023-3, Class E, 9.98% 1/15/2031[1,4]		1,022	1,059
Exeter Automobile Receivables Trust, Series 2023-4, Class E, 9.57% 2/18/2031[1,4]		3,010	3,091
Exeter Automobile Receivables Trust, Series 2023-5, Class E, 9.58% 6/16/2031[1,4]		5,403	5,568
Flagship Credit Auto Trust, Series 2023-3, Class E, 9.74% 6/17/2030[1,4]		446	442
Ford Credit Floorplan Master Owner Trust, Series 2023-1, Class D, 6.62% 5/15/2028[1,4]		2,335	2,328
GLS Auto Receivables Trust, Series 2023-3, Class E, 9.27% 8/15/2030[1,4]		950	969
GLS Auto Receivables Trust, Series 2023-4, Class E, 9.72% 8/15/2030[1,4]		1,900	1,951
Hertz Vehicle Financing III, LLC, Series 2023-1, Class C, 6.91% 6/25/2027[1,4]		2,200	2,206
Hertz Vehicle Financing III, LLC, Series 2023-1, Class 1D, 9.13% 6/25/2027[1,4]		672	676
Hertz Vehicle Financing III, LLC, Series 2023-3, Class D, 9.43% 2/25/2028[1,4]		2,553	2,587
Hertz Vehicle Financing III, LLC, Series 2022-2A, Class C, 2.95% 6/26/2028[1,4]		300	268
Hertz Vehicle Financing III, LLC, Series 2022-2, Class D, 5.16% 6/26/2028[1,4]		2,389	2,148
Hertz Vehicle Financing III, LLC, Series 2022-5, Class D, 6.78% 9/25/2028[1,4]		1,792	1,686
Hertz Vehicle Financing III, LLC, Series 2023-2, Class C, 7.13% 9/25/2029[1,4]		2,167	2,209
Hertz Vehicle Financing III, LLC, Series 2023-4, Class C, 7.51% 3/25/2030[1,4]		3,950	4,104
Hertz Vehicle Financing III, LLC, Series 2023-4, Class D, 9.44% 3/25/2030[1,4]		2,496	2,560
Hertz Vehicle Financing, LLC, Series 2021-2, Class D, 4.34% 12/27/2027[1,4]		5,000	4,478
LAD Auto Receivables Trust, Series 2023-1, Class C, 6.18% 12/15/2027[1,4]		1,368	1,376
Mission Lane Credit Card Master Trust, Series 2022-B, Class B, 10.42% 1/15/2028[1,7,8]		465	470
Mission Lane Credit Card Master Trust, Series 2022-B, Class D, 14.45% 1/15/2028[1,7,8]		3,500	3,549
Mission Lane Credit Card Master Trust, Series 2023-A, Class B, 8.15% 7/17/2028[1,4]		2,459	2,462
Mission Lane Credit Card Master Trust, Series 2023-A, Class C, 10.03% 7/17/2028[1,4]		5,600	5,653
Mission Lane Credit Card Master Trust, Series 2023-B, Class D, 12.43% 11/15/2028[1,4]		5,000	5,069
Mission Lane Credit Card Master Trust, Series 2023-B, Class E, 0.162% 11/15/2028[1,4]		5,000	5,050
OnDeck Asset Securitization Trust, LLC, Series 2023-1A, Class B, 8.25% 8/19/2030[1,4]		1,364	1,377
Prestige Auto Receivables Trust, Series 2023-1, Class D, 6.33% 4/16/2029[1,4]		1,912	1,905
Research-Driven Pagaya Motor Asset Trust I, Series 2022-3, Class A, 5.38% 11/25/2030[1,4]		692	685

34	Capital Group Fixed Income ETF Trust

Capital Group Core Plus Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Research-Driven Pagaya Motor Asset Trust I, Series 2022-3, Class B, 6.58% 11/25/2030[1,4]	USD	337	$332
Santander Drive Auto Receivables Trust, Series 2022-7, Class C, 6.69% 3/17/2031[1]		796	812
SMB Private Education Loan Trust, Series 2021-A, Class D1, 3.86% 1/15/2053[1,4]		2,184	1,967
SMB Private Education Loan Trust, Series 2021-A, Class D2, 3.86% 1/15/2053[1,4]		1,111	1,001
SMB Private Education Loan Trust, Series 2023-A, Class B, 5.88% 1/15/2053[1,4]		2,490	2,464
SMB Private Education Loan Trust, Series 2022-A, Class D, 4.75% 11/16/2054[1,4]		208	195
SMB Private Education Loan Trust, Series 2023-B, Class D, 7.56% 10/16/2056[1,4]		5,000	4,984
SMB Private Education Loan Trust, Series 2022-D, Class D, 7.23% 10/15/2058[1,4]		2,000	2,005
Westlake Automobile Receivables Trust, Series 2022-2A, Class D, 5.48% 9/15/2027[1,4]		1,562	1,549
			107,054

Bonds & notes of governments & government agencies outside the U.S. 1.55%
Abu Dhabi (Emirate of) 1.70% 3/2/2031[4]		300	255
Angola (Republic of) 8.75% 4/14/2032		1,100	970
Angola (Republic of) 8.75% 4/14/2032[4]		800	706
Argentine Republic 0.75% 7/9/2030 (1.75% on 7/9/2027)[5]		1,100	444
Chile (Republic of) 2.45% 1/31/2031		400	349
Chile (Republic of) 4.34% 3/7/2042		200	179
Colombia (Republic of) 8.00% 4/20/2033		280	306
Colombia (Republic of) 7.50% 2/2/2034		3,195	3,380
Colombia (Republic of) 8.00% 11/14/2035		675	740
Dominican Republic 4.50% 1/30/2030[4]		500	462
Dominican Republic 5.875% 1/30/2060		2,380	2,065
Egypt (Arab Republic of) 8.75% 9/30/2051		2,239	1,422
Export-Import Bank of India 2.25% 1/13/2031[4]		250	210
Honduras (Republic of) 5.625% 6/24/2030		1,740	1,555
Mongolia (State of) 4.45% 7/7/2031		500	420
Oman (Sultanate of) 7.00% 1/25/2051		980	1,060
Oman (Sultanate of) 7.00% 1/25/2051[4]		500	541
Panama (Republic of) 2.252% 9/29/2032		1,200	878
Panama (Republic of) 6.875% 1/31/2036		1,475	1,475
Panama (Republic of) 4.50% 4/16/2050		200	139
Panama (Republic of) 6.853% 3/28/2054		1,550	1,454
Panama (Republic of) 4.50% 4/1/2056		550	371
Senegal (Republic of) 6.75% 3/13/2048		2,141	1,689
South Africa (Republic of) 5.875% 4/20/2032		1,003	953
United Mexican States 4.50% 4/22/2029		450	444
United Mexican States 4.75% 4/27/2032		860	830
United Mexican States 6.338% 5/4/2053		985	1,005
			24,302

Municipals 0.10%
Texas 0.10%
Brazoria County Industrial Dev. Corp., Solid Waste Disposal Facs. Rev. Bonds (Aleon Renewable Metals, LLC Project), Series 2023, AMT, 12.00% 6/1/2043[4]		1,575	1,587

Total bonds, notes & other debt instruments (cost: $1,504,054,000)			1,541,457

Common stocks 0.01%		Shares
Consumer discretionary 0.01%
Party City Holdco, Inc.[8]		7,446	170
Party City Holdco, Inc.[4,8]		74	2
			172

Total common stocks (cost: $63,000)			172

Capital Group Fixed Income ETF Trust	35

Capital Group Core Plus Income ETF (continued)

Short-term securities 26.97%	Shares	Value (000)
Money market investments 26.97%
Capital Group Central Cash Fund 5.44%[11,12]	4,220,941	$422,052

Total short-term securities (cost: $422,075,000)		422,052
Total investment securities 125.47% (cost: $1,926,192,000)		1,963,681
Other assets less liabilities (25.47)%		(398,631)

Net assets 100.00%		$1,565,050

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)		Value and unrealized appreciation (depreciation) at 12/31/2023 (000)
2 Year U.S. Treasury Note Futures	Long	1,630	3/28/2024	USD	335,640	$2,797
5 Year U.S. Treasury Note Futures	Long	448	3/28/2024		48,731	451
10 Year U.S. Treasury Note Futures	Long	1,041	3/19/2024		117,519	3,163
10 Year Ultra U.S. Treasury Note Futures	Short	776	3/19/2024		(91,580)	(4,125)
30 Year U.S. Treasury Bond Futures	Long	242	3/19/2024		30,235	1,499
30 Year Ultra U.S. Treasury Bond Futures	Short	422	3/19/2024		(56,377)	(4,476)
						$(691)

Forward currency contracts

Contract amount						Unrealized appreciation depreciation
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2023 (000)
USD	200	EUR	216	Bank of America	1/8/2024	$(5)
USD	245	EUR	264	Standard Chartered Bank	1/8/2024	(7)
USD	365	EUR	394	HSBC Bank USA	1/8/2024	(9)
						$(21)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional	Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	12/31/2023 (000)	(received) (000)	at 12/31/2023 (000)
SOFR	Annual	2.121%	Annual	3/28/2024	USD5,700	$46	$—	$46
5.0145%	Annual	SOFR	Annual	10/27/2025	275,000	3,952	—	3,952
SOFR	Annual	3.3885%	Annual	4/18/2028	35,000	267	—	267
4.175%	Annual	SOFR	Annual	11/21/2028	140,000	3,981	—	3,981
SOFR	Annual	3.1585	Annual	1/18/2033	43,000	1,017	—	1,017
SOFR	Annual	3.2205	Annual	4/18/2033	58,000	1,130	—	1,130
4.133%	Annual	SOFR	Annual	11/20/2043	16,000	1,495	—	1,495
SOFR	Annual	3.959	Annual	11/21/2053	10,000	(1,190)	—	(1,190)
						$10,698	$—	$10,698

36	Capital Group Fixed Income ETF Trust

Capital Group Core Plus Income ETF (continued)

Swap contracts (continued)

Interest rate swaps (continued)

Bilateral interest rate swaps

Receive		Pay				Notional	Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Counterparty	Expiration date	amount (000)	12/31/2023 (000)	(received) (000)	at 12/31/2023 (000)
12.54%	At maturity	BZDIOVER	At maturity	Barclays Bank PLC	1/2/2026	BRL19,454	$225	$—	$225

Investments in affiliates12

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)
Short-term securities 26.97%
Money market investments 26.97%
Capital Group Central Cash Fund 5.44%[11]	$49,881	$723,798	$351,593	$(8)	$(26)	$422,052	$12,157

Restricted securities7

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Mission Lane Credit Card Master Trust, Series 2022-B, Class D, 14.45% 1/15/2028[1,8]	12/6/2022	$3,500	$3,549	.23%
Mission Lane Credit Card Master Trust, Series 2022-B, Class B, 10.42% 1/15/2028[1,8]	12/6/2022	465	470	.03
Wolfspeed, Inc. 9.875% 6/23/2030 (10.875% on 6/23/2026)[5,8]	6/23/2023	770	814	.06
Finastra USA, Inc., Term Loan B, (3-month USD CME Term SOFR + 7.25%) 12.713% 9/13/2029[3,6]	9/12/2023	268	269	.02
Finastra USA, Inc., Term Loan, (3-month USD CME Term SOFR + 7.25%) 12.61% 9/13/2029[3,6]	9/12/2023	7	7	.00
		$5,010	$5,109	.34%

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Purchased on a TBA basis.
[3]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[4]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $351,072,000, which represented 22.43% of the net assets of the fund.
[5]	Step bond; coupon rate may change at a later date.
[6]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $1,048,000, which represented 0.07% of the net assets of the fund.
[7]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $5,109,000, which represented 0.34% of the net assets of the fund.
[8]	Value determined using significant unobservable inputs.
[9]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $7,037,000, which represented .45% of the net assets of the fund.
[10]	Index-linked bond whose principal amount moves with a government price index.
[11]	Rate represents the seven-day yield at December 31, 2023.
[12]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Capital Group Fixed Income ETF Trust	37

Capital Group Core Plus Income ETF (continued)

Key to abbreviation(s)

AMT = Alternative Minimum Tax

Assn. = Association

BRL = Brazilian reais

BZDIOVER = Overnight Brazilian Interbank Deposit Rate

CLO = Collateralized Loan Obligations

CME = CME Group

DAC = Designated Activity Company

Dev. = Development

EUR = Euros

Facs. = Facilities

Rev. = Revenue

SOFR = Secured Overnight Financing Rate

TBA = To-be-announced

USD = U.S. dollars

Refer to the notes to financial statements.

38	Capital Group Fixed Income ETF Trust

Capital Group Municipal Income ETF

Investment portfolio December 31, 2023

Portfolio quality summary*	Percent of net assets
AAA/Aaa	16.98%
AA/Aa	35.66
A/A	18.70
BBB/Baa	10.48
Below investment grade	11.47
Short-term securities & other assets less liabilities	6.71
*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.

Bonds, notes & other debt instruments 93.29%	Principal amount (000)		Value (000)
Alabama 2.59%
Black Belt Energy Gas Dist., Gas Project Rev. Bonds, Series 2022-B-1, 5.25% 2/1/2053 (put 6/1/2029)	USD	600	$641
Black Belt Energy Gas Dist., Gas Project Rev. Bonds, Series 2023-C, 5.50% 10/1/2054 (put 6/1/2032)		1,000	1,106
Black Belt Energy Gas Dist., Gas Project Rev. Bonds (Project No. 8), Series 2022-A, 4.00% 12/1/2052 (put 12/1/2029)		1,250	1,233
Black Belt Energy Gas Dist., Gas Project Rev. Ref. Bonds, Series 2023-D-1, 5.50% 6/1/2049 (put 2/1/2029)		550	589
Black Belt Energy Gas Dist., Gas Supply Prepay Rev. Bonds (Project No. 4), Series 2019-A, 4.00% 12/1/2049 (put 12/1/2025)		500	501
Black Belt Energy Gas Dist., Gas Supply Rev. Bonds, Series 2021-A, 4.00% 6/1/2051 (put 12/1/2031)		2,000	2,015
Black Belt Energy Gas Dist., Gas Supply Rev. Bonds, Series 2022-F, 5.50% 11/1/2053 (put 12/1/2028)		750	801
Black Belt Energy Gas Dist., Gas Supply Rev. Bonds, Series 2023-B, 5.25% 12/1/2053 (put 12/1/2026)		1,885	2,052
Energy Southeast, Energy Supply Rev. Bonds (A Cooperative Dist.), Series 2023-A-1, 5.50% 11/1/2053 (put 1/1/2031)		2,010	2,202
County of Jefferson, Sewer Rev. Warrants, Series 2013-D, 6.50% 10/1/2053		1,000	1,050
Southeast Energy Auth., Commodity Supply Rev. Bonds (Project No. 2), Series 2021-B-1, 4.00% 12/1/2051 (put 12/1/2031)		500	500
Board of Trustees of the University of Alabama, General Rev. Bonds, Series 2014-B, 4.00% 7/1/2031		625	678
			13,368

Alaska 0.29%
International Airport System, Rev. Ref. Bonds, Series 2021-C, AMT, 5.00% 10/1/2026		1,455	1,522

Arizona 1.89%
Industrial Dev. Auth., Charter School Rev. Bonds (Equitable School Revolving Fund), Series 2023-A, 5.00% 11/1/2028		450	488
Industrial Dev. Auth., Charter School Social Rev. Bonds (Equitable School Revolving Fund), Series 2021-A, 4.00% 11/1/2040		500	504
Industrial Dev. Auth., Education Rev. Bonds (Academies of Math & Science Projects), Series 2019, 4.00% 7/1/2029[1]		200	195
Industrial Dev. Auth., Education Rev. Bonds (Pinecrest Academy of Northern Nevada Project), Series 2022-A, 4.50% 7/15/2029[1]		1,000	948
Industrial Dev. Auth., Education Rev. Bonds (Somerset Academy of Las Vegas - Aliante and Skye Canyon Campus Projects), Series 2021-A, 3.00% 12/15/2031[1]		235	207
Industrial Dev. Auth., Education Rev. Ref. Bonds (Doral Academy of Northern Nevada Project), Series 2021-A, 4.00% 7/15/2029[1]		200	193
Industrial Dev. Auth., Education Rev. Ref. Bonds (Doral Academy of Northern Nevada Project), Series 2021-A, 4.00% 7/15/2030[1]		200	192
Industrial Dev. Auth., Municipal Certs., Series 2019-2, Class A, 3.625% 5/20/2033		694	657

Capital Group Fixed Income ETF Trust	39

Capital Group Municipal Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Arizona (continued)
County of Maricopa, Industrial Dev. Auth., Facs. Rev. Bonds (Commercial Metals Co. Project), Series 2022, AMT, 4.00% 10/15/2047[1]	USD	500	$437
County of Maricopa, Industrial Dev. Auth., Solid Waste Disposal Rev. Bonds (Waste Management, Inc. Project), Series 2001, AMT, 3.375% 12/1/2031 (put 6/3/2024)		750	747
County of Maricopa, Pollution Control Rev. Ref. Bonds (El Paso Electric Co. Palo Verde Project), Series 2009-A, 3.60% 2/1/2040		750	686
Maricopa County Pollution Control Corp., Pollution Control Rev. Ref. Bonds (Palo Verde Project), Series 2009-B, 3.60% 4/1/2040		490	448
Maricopa County Pollution Control Corp., Pollution Control Rev. Ref. Bonds (Southern California Edison Co.), Series 2000-A, 2.40% 6/1/2035		1,500	1,224
Maricopa County Pollution Control Corp., Pollution Control Rev. Ref. Bonds (Southern California Edison Co.), Series 2000-B, 2.40% 6/1/2035		820	669
Transportation Board, Highway Rev. and Rev. Ref. Bonds, Series 2023, 5.00% 7/1/2026		1,000	1,060
Board of Regents of the University of Arizona, System Rev. Bonds, Series 2019-A, 5.00% 6/1/2042		1,000	1,088
			9,743

Arkansas 0.06%
Dev. Fin. Auth., Industrial Dev. Rev. Bonds (Big River Steel Project), Series 2019, AMT, 4.50% 9/1/2049[1]		315	314

California 10.08%
Community Choice Fncg. Auth., Clean Energy Project Rev. Green Bonds, Series 2021-B-1, 4.00% 2/1/2052 (put 8/1/2031)		1,000	1,007
Community Choice Fncg. Auth., Clean Energy Project Rev. Green Bonds, Series 2023-B-1, 5.00% 7/1/2053 (put 8/1/2029)		700	744
Community Choice Fncg. Auth., Clean Energy Project Rev. Green Bonds, Series 2023-E-1, 5.00% 2/1/2054 (put 3/1/2031)		850	918
Community Choice Fncg. Auth., Clean Energy Project Rev. Green Bonds, Series 2023-F, 5.50% 10/1/2054 (put 11/1/2030)		900	999
Community Choice Fncg. Auth., Clean Energy Project Rev. Green Bonds, Series 2023-G, 5.25% 11/1/2054 (put 4/1/2030)		1,000	1,083
CSCDA Community Improvement Auth., Essential Housing Social Rev. Bonds (Millennium South Bay - Hawthorne), Series 2021-A-1, 3.375% 7/1/2043[1]		750	603
Davis Joint Unified School Dist., G.O Bonds, 2018 Election, Series 2020, BAM insured, 3.00% 8/1/2034		750	737
Educational Facs. Auth., Rev. Bonds (Saint Mary’s College of California), Series 2023-A, 5.00% 10/1/2038		525	560
Escondido Union High School Dist., G.O. Bonds, Capital Appreciation Bonds, 2008 Election, Series 2009-A, Assured Guaranty insured, 0% 8/1/2028		500	439
Freddie Mac, Multi Family Certs., Series 2023, 4.00% 1/25/2040[2]		547	495
Freddie Mac, Multi Family Mortgage Green Bonds, Series 2023, Class ACA, 2.25% 9/25/2037		1,247	1,007
Fremont Unified School Dist., G.O. Bonds, 2014 Election, Series 2021-D, 3.00% 8/1/2033		1,600	1,598
G.O. Bonds, Series 2017, 4.00% 11/1/2026		800	833
G.O. Rev. Ref. Bonds, Series 2019, 5.00% 4/1/2032		500	602
G.O. Rev. Ref. Bonds, Series 2015-C, 5.00% 8/1/2033		2,000	2,044
G.O. Rev. Ref. Bonds, Series 2019, 3.00% 10/1/2037		500	473
Glendale Community College Dist., G.O. Rev. Ref. Bonds, Capital Appreciation Bonds, 2016 Election, Series 2020-B, 0% 8/1/2032		500	377
Glendale Community College Dist., G.O. Rev. Ref. Bonds, Capital Appreciation Bonds, 2016 Election, Series 2020-B, 0% 8/1/2036		1,000	637
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Capital Appreciation Bonds, Series 2005-A, Assured Guaranty Municipal insured, 0% 6/1/2025 (escrowed to maturity)		1,000	961
Health Facs. Fncg. Auth., Rev. Bonds (Cedars-Sinai Medical Center), Series 2021-A, 3.00% 8/15/2051		500	408
Health Facs. Fncg. Auth., Rev. Bonds (Children’s Hospital of Orange County), Series 2021-A, 3.00% 11/1/2038		635	582

40	Capital Group Fixed Income ETF Trust

Capital Group Municipal Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
California (continued)
Health Facs. Fncg. Auth., Rev. Bonds (Providence Health & Services), Series 2014-A, 5.00% 10/1/2024	USD	580	$587
Housing Fin. Agcy., Municipal Certs., Series 2021-A-1, 3.50% 11/20/2035		480	467
Housing Fin. Agcy., Municipal Certs., Series 2023-1, Class A, 4.375% 9/20/2036		1,793	1,801
Infrastructure and Econ. Dev. Bank, Rev. Bonds (WFCS Portfolio Projects), Series 2021-A-1, 5.00% 1/1/2056[1]		500	387
City of Long Beach, Harbor Rev. Bonds, Series 2015-C, AMT, 5.00% 5/15/2026		720	738
City of Los Angeles, Dept. of Airports, Los Angeles International Airport, Rev. Bonds, Series 2019-D, AMT, 5.00% 5/15/2026		495	515
City of Los Angeles, Dept. of Airports, Los Angeles International Airport, Rev. Bonds, Series 2018-A, AMT, 5.00% 5/15/2037		1,000	1,061
City of Los Angeles, Dept. of Airports, Los Angeles International Airport, Rev. Bonds, Series 2019-F, AMT, 5.00% 5/15/2039		1,000	1,062
City of Los Angeles, Dept. of Airports, Los Angeles International Airport, Rev. Bonds, Series 2018-A, AMT, 4.00% 5/15/2048		1,000	979
City of Los Angeles, Dept. of Water and Power, Power System Rev. Bonds, Series 2022-C, 5.00% 7/1/2042		1,000	1,145
Monrovia Unified School Dist., G.O. Bonds, Capital Appreciation Bonds, 1997 Election, Series 2001-B, National insured, 0% 8/1/2032		750	574
Municipal Fin. Auth., Rev. Ref. Bonds (Biola University), Series 2017, 5.00% 10/1/2030		500	532
Municipal Fin. Auth., Solid Waste Disposal Rev. Bonds (Waste Management, Inc. Project), Series 2019-A, AMT, 2.40% 10/1/2044 (put 10/1/2029)		1,420	1,317
Municipal Fin. Auth., Special Fac. Rev. Bonds (United Airlines, Inc. Los Angeles International Airport Project), Series 2019, AMT, 4.00% 7/15/2029		1,000	984
Newport-Mesa Unified School Dist., G.O. Bonds, Capital Appreciation Bonds, 2005 Election, Series 2011, National insured, 0% 8/1/2033		700	540
Northern California Energy Auth., Commodity Supply Rev. Bonds, Series 2018, 4.00% 7/1/2049 (put 7/1/2024)		2,000	2,002
Oakland Unified School Dist., G.O. Bonds, 2012 Election, Series 2019-A, Assured Guaranty Municipal insured, 4.00% 8/1/2034		1,000	1,040
Oakland Unified School Dist., G.O. Bonds, 2020 Election, Series 2021-A, 5.00% 8/1/2035		1,495	1,761
County of Orange, Community Facs. Dist. No. 2023-1 (Rienda Phase 2B), Special Tax Bonds, Series 2023-A, 5.50% 8/15/2038		450	477
Public Fin. Auth., Rev. Ref. Bonds (Sharp Healthcare), Series 2024-A, 5.00% 8/1/2030		1,020	1,187
Public Works Board, Lease Rev. Green Bonds (Dept. of General Services, Sacramento Region New Natural Resources Headquarters), Series 2021-C, 4.00% 11/1/2041		1,000	1,037
Public Works Board, Lease Rev. Ref. Bonds (Various Capital Projects), Series 2023-C, 5.00% 9/1/2035		1,050	1,288
Public Works Board, Lease Rev. Ref. Bonds (Various Capital Projects), Series 2021-B, 4.00% 5/1/2041		1,405	1,454
Rialto Unified School Dist., G.O. Bonds, 2022 Election, Series 2023, BAM insured, 0% 8/1/2028		115	99
Rialto Unified School Dist., G.O. Bonds, 2022 Election, Series 2023, BAM insured, 0% 8/1/2029		140	117
Rowland Unified School Dist., G.O. Bonds, 2006 Election, Capital Appreciation Bonds, Series 2009-B, 0% 8/1/2034		500	339
San Diego Unified School Dist., G.O. Dedicated Unlimited Ad Valorem Property Tax Bonds, 2008 Election, Series 2012-E, 0% 7/1/2034		750	537
San Diego Unified School Dist., G.O. Dedicated Unlimited Ad Valorem Property Tax Green Bonds, 2018 Election, Series 2023-G-3, 4.00% 7/1/2053		1,000	1,001
City and County of San Francisco, Airport Commission, San Francisco International Airport, Rev. Ref. Bonds, Series 2019-A-2, AMT, 5.00% 5/1/2044		500	523
City and County of San Francisco, Community Facs. Dist. No. 2016-1 (Treasure Island), Improvement Area No. 2, Special Tax Bonds, Series 2023-A, 5.00% 9/1/2033[1]		800	849
City and County of San Francisco, Community Facs. Dist. No. 2016-1 (Treasure Island), Improvement Area No. 2, Special Tax Bonds, Series 2023-A, 5.00% 9/1/2038[1]		710	725

Capital Group Fixed Income ETF Trust	41

Capital Group Municipal Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
California (continued)
City and County of San Francisco, Special Tax Dist. No. 2020-1 (Mission Rock Facs. and Services), Shoreline Special Tax Bonds, Series 2023-C, 5.25% 9/1/2038[1]	USD	875	$921
San Jacinto Unified School Dist., G.O. Bonds, 2016 Election, Series 2022, 4.00% 8/1/2043		1,105	1,145
City of San Jose, Airport Rev. Ref. Bonds, Series 2017-A, AMT, 5.00% 3/1/2041		1,500	1,537
City of San Jose, Multi Family Housing Rev. Bonds (Parkmoor), Series 2023-F-2, 5.00% 6/1/2027 (put 6/1/2026)		215	224
Statewide Communities Dev. Auth., Student Housing Rev. Ref. Bonds (CHF-Irvine, LLC - University of California, Irvine East Campus Apartments, Phase I Ref. and Phase IV-B), Series 2021, BAM insured, 5.00% 5/15/2027		500	533
Stockton Unified School Dist., G.O. Bonds, 2018 Election, Series 2021-B, Assured Guaranty Municipal insured, 4.00% 8/1/2034		1,300	1,425
Stockton Unified School Dist., G.O. Bonds, Capital Appreciation Bonds, 2008 Election, Series 2011-D, Assured Guaranty Municipal insured, 0% 8/1/2033		1,000	734
City of Vernon, Electric System Rev. Bonds, Series 2021-A, 5.00% 4/1/2025		750	761
Whittier Union High School Dist., G.O. Rev. Ref. Bonds, Capital Appreciation Bonds, Series 2016, 0% 8/1/2032		750	573
			52,085

Colorado 2.52%
County of Adams, The Village at Dry Creek Metropolitan Dist. No. 2, Limited Tax G.O. and Special Rev. Bonds, Series 2019, 4.375% 12/1/2044		500	445
City of Brighton, Brighton Crossing Metropolitan Dist. No. 6, Limited Tax G.O. Bonds, Series 2020-A, 5.00% 12/1/2035		530	510
City and County of Denver, Airport System Rev. Bonds, Series 2022-A, AMT, 5.00% 11/15/2028		1,250	1,360
City and County of Denver, Airport System Rev. Bonds, Series 2018-A, AMT, 5.00% 12/1/2034		1,145	1,321
City and County of Denver, Broadway Park North Metropolitan Dist. No. 2, Limited Tax G.O. Rev. Ref. and Improvement Bonds, Series 2020, 5.00% 12/1/2040[1]		835	806
City and County of Denver, School Dist. No. 1, G.O. Rev. Ref. Bonds, Series 2021-B, 4.00% 12/1/2027		1,500	1,590
E-470 Public Highway Auth., Rev. Bonds, Capital Appreciation Bonds, Series 2004-A, National insured, 0% 9/1/2027		500	449
Health Facs. Auth., Rev. Ref. Bonds (Covenant Retirement Communities, Inc.), Series 2015-A, 5.00% 12/1/2035		500	504
Housing and Fin. Auth., Multi Family Housing Rev. Bonds (Wintergreen Ridge Apartments Project), Series 2023, 4.00% 5/1/2041 (put 5/1/2025)		275	276
Housing and Fin. Auth., Single Family Mortgage Bonds, Series 2023-I, Class III, 6.00% 5/1/2053		1,000	1,107
City of Lone Tree, Rampart Range Metropolitan Dist. No. 5, Limited Tax Supported and Special Rev. Bonds, Series 2021, 4.00% 12/1/2036		500	424
Town of Parker, Cottonwood Highlands Metropolitan Dist. No. 1, Limited Tax G.O. Bonds (Convertible to Unlimited Tax), Series 2019-A, 5.00% 12/1/2049		500	468
Regional Transportation Dist., Private Activity Bonds (Denver Transit Partners Eagle P3 Project), Series 2020-A, 4.00% 7/15/2033		500	522
Town of Superior, STC Metropolitan Dist. No. 2, Limited Tax G.O. and Special Rev. Ref. and Improvement Bonds, Series 2019-A, 4.00% 12/1/2029		500	468
Talon Pointe Metropolitan Dist., G.O. Rev. Ref. and Improvement Bonds, Series 2019-A, 5.25% 12/1/2039		955	795
Regents of the University of Colorado, University Enterprise Rev. Ref. Bonds, Series 2017-A-2, 4.00% 6/1/2039		1,500	1,529
Town of Windsor, Great Western Metropolitan Dist. No. 5, Limited Tax G.O. Rev. Ref. Bonds, Series 2020, 4.75% 12/1/2050		500	444
			13,018

42	Capital Group Fixed Income ETF Trust

Capital Group Municipal Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Connecticut 0.64%
Health and Educational Facs. Auth., Rev. Bonds (Connecticut Children’s Medical Center Issue), Series 2023-E, 5.00% 7/15/2038	USD	555	$609
Housing Fin. Auth., Housing Mortgage Fin. Program Bonds, Series 2018-E-1, 4.25% 5/15/2042		365	366
Mohegan Tribe of Indians, Gaming Auth., Priority Distribution Payment Rev. Ref. Bonds, Series 2015-C, 5.75% 2/1/2025[1]		500	502
Mohegan Tribe of Indians, Gaming Auth., Priority Distribution Payment Rev. Ref. Bonds, Series 2015-C, 6.25% 2/1/2030[1]		1,000	1,021
Mohegan Tribe of Indians, Gaming Auth., Priority Distribution Payment Rev. Ref. Bonds, Series 2015-A, 6.75% 2/1/2045[1]		311	311
City of Stamford, Harbor Point Infrastructure Improvement Dist., Special Obligation Rev. Ref. Bonds (Harbor Point Project), Series 2017, 5.00% 4/1/2039[1]		500	506
			3,315

Delaware 0.24%
Econ. Dev. Auth., Charter School Rev. Bonds (First State Montessori Academy, Inc. Project), Series 2019-A, 4.00% 8/1/2029		400	400
G.O. Bonds, Series 2021, 2.00% 2/1/2036		1,000	840
			1,240

District of Columbia 2.09%
Hospital Rev. Ref. Bonds (Children’s Hospital Obligated Group Issue), Series 2015, 5.00% 7/15/2044		1,000	1,016
Income Tax Secured Rev. Bonds, Series 2020-C, 5.00% 5/1/2037		980	1,113
Metropolitan Area Transit Auth., Dedicated Rev. Bonds, Series 2020-A, 4.00% 7/15/2020		750	766
Metropolitan Area Transit Auth., Dedicated Rev. Bonds, Series 2020-A, 5.00% 7/15/2045		1,500	1,633
Metropolitan Area Transit Auth., Dedicated Rev. Green Bonds, Series 2021-A, 4.00% 7/15/2034		1,030	1,112
Metropolitan Area Transit Auth., Dedicated Rev. Green Bonds, Series 2021-A, 4.00% 7/15/2043		1,000	1,011
Metropolitan Washington DC Airports Auth., Airport System Rev. Ref. Bonds, Series 2016-A, AMT, 5.00% 10/1/2032		1,000	1,037
Metropolitan Washington DC Airports Auth., Airport System Rev. Ref. Bonds, Series 2016-A, AMT, 5.00% 10/1/2035		1,000	1,034
Metropolitan Washington DC Airports Auth., Airport System Rev. Ref. Bonds, Series 2023-A, AMT, 5.25% 10/1/2043		1,000	1,100
Rev. Bonds (Friendship Public Charter School, Inc. Issue), Series 2016-A, 5.00% 6/1/2041		1,000	1,003
			10,825

Florida 3.13%
County of Broward, Housing Fin. Auth., Multi Family Housing Rev. Bonds (Pinnacle 441 Phase 2), Series 2023, 4.05% 9/1/2056 (put 3/1/2026)		480	486
Capital Trust Agcy., Educational Facs. Rev. Bonds (Renaissance Charter School), Series 2017-A, 4.375% 6/15/2027[1]		290	286
Capital Trust Agcy., Educational Facs. Rev. Bonds (Viera Charter Schools, Inc. Project), Series 2017-A, 4.00% 10/15/2029[1]		400	387
Capital Trust Agcy., Housing Rev. Bonds (Council Towers Apartments Project), Series 2020-A, 5.00% 2/1/2024		450	451
Capital Trust Agcy., Senior Rev. Bonds (Educational Growth Fund, LLC Charter School Portfolio Projects), Series 2021-A-1, 3.375% 7/1/2031[1]		500	474
Dev. Fin. Corp., Educational Facs. Rev. Bonds (Mater Academy Projects), Series 2022-A, 5.00% 6/15/2036		1,325	1,372
Dev. Fin. Corp., Educational Facs. Rev. Bonds (Renaissance Charter School, Inc. Projects), Series 2023-A, 6.50% 6/15/2038[1]		1,000	1,083
Dev. Fin. Corp., Solid Waste Disposal Rev. Bonds (Waste Pro USA, Inc. Project), Series 2021, AMT, 3.00% 6/1/2032		1,500	1,205
Dev. Fin. Corp., Solid Waste Disposal Rev. Bonds (Waste Pro USA, Inc. Project), Series 2023, AMT, 6.125% 7/1/2032 (put 7/1/2026)[1]		500	504

Capital Group Fixed Income ETF Trust	43

Capital Group Municipal Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Florida (continued)
Greater Orlando Aviation Auth., Airport Facs. Rev. Bonds, Series 202-A, AMT, 5.00% 10/1/2029	USD	1,350	$1,491
County of Hillsborough, Aviation Auth., Tampa International Airport Rev. Bonds, Series 2022-B, 5.00% 10/1/2027		1,250	1,363
Housing Fin. Corp., Homeowner Mortgage Rev. Bonds, Series 2018-1, 4.00% 7/1/2049		365	364
Housing Fin. Corp., Homeowner Mortgage Rev. Bonds, Series 2023-3, 5.75% 1/1/2054		600	660
Housing Fin. Corp., Homeowner Mortgage Rev. Bonds, Series 2023-5, 6.25% 1/1/2054		900	1,015
Housing Fin. Corp., Homeowner Mortgage Rev. Bonds, Series 2023-1, 5.25% 7/1/2054		500	527
Lee Memorial Health System, Hospital Rev. and Rev. Ref. Bonds, Series 2019-A-1, 4.00% 4/1/2037		1,000	1,012
City of Miami, Midtown Miami Community Dev. Dist., Special Assessment and Rev. Ref. Bonds (Infrastructure Project), Series 2014-B, 5.00% 5/1/2029		620	620
County of Miami-Dade, Housing Fin. Auth., Multi Family Housing Rev. Bonds (Cutler Vista), Series 2023, 5.00% 3/1/2027 (put 9/1/2025)		555	569
County of Miami-Dade, Housing Fin. Auth., Multi Family Housing Rev. Bonds (Emerald Dunes), Series 2023-B, 4.05% 9/1/2026 (put 9/1/2025)		500	505
County of Miami-Dade, Sawyers Landing Community Dev. Dist., Special Assessment Rev. Bonds, Series 2021, 3.25% 5/1/2026		1,075	1,027
County of Miami-Dade, Sawyers Landing Community Dev. Dist., Special Assessment Rev. Bonds, Series 2021, 4.125% 5/1/2041		250	199
Municipal Power Agcy., Rev. Ref. Bonds (St. Lucie Project), Series 2021-B, 5.00% 10/1/2030		535	590
			16,190

Georgia 1.75%
City of Atlanta, Airport General Rev. Ref. Bonds, Series 2023-G, AMT, 5.00% 7/1/2026		355	370
City of Atlanta, Airport Passenger Fac. Charge and General Rev. Bonds, Series 2019-D, AMT, 4.00% 7/1/2040		500	502
Augusta Dev. Auth., Rev. Bonds (AU Health System, Inc. Project), Series 2018, 4.00% 7/1/2038		460	464
G.O. Bonds, Series 2022-A, 5.00% 7/1/2036		575	686
Main Street Natural Gas, Inc., Gas Supply Rev. Bonds, Series 2021-C, 4.00% 5/1/2052 (put 12/1/2028)		695	700
Main Street Natural Gas, Inc., Gas Supply Rev. Bonds, Series 2021-A, 4.00% 7/1/2052 (put 9/1/2027)		2,750	2,767
Main Street Natural Gas, Inc., Gas Supply Rev. Bonds, Series 2023-B, 5.00% 7/1/2053 (put 3/1/2030)		1,010	1,078
Main Street Natural Gas, Inc., Gas Supply Rev. Bonds, Series 2023-C, 5.00% 9/1/2053 (put 12/1/2029)		1,140	1,220
Municipal Electric Auth., Project One Bonds, Series 2020-A, 5.00% 1/1/2027		620	658
Private Colleges and Universities Auth., Rev. Bonds (Emory University), Series 2022-A, 5.00% 9/1/2032		500	608
			9,053

Guam 0.56%
Business Privilege Tax Rev. Ref. Bonds, Series 2021-F, 5.00% 1/1/2029		1,250	1,336
Business Privilege Tax Rev. Ref. Bonds, Series 2021-F, 4.00% 1/1/2036		550	557
Limited Obligation Bonds (Section 30), Series 2016-A, 5.00% 12/1/2046		1,000	1,000
			2,893

Hawaii 1.58%
Airports System Rev. Bonds, Series 2018-A, AMT, 5.00% 7/1/2029		500	540
Airports System Rev. Bonds, Series 2020-A, AMT, 4.00% 7/1/2035		500	513
Airports System Rev. Bonds, Series 2018-A, AMT, 5.00% 7/1/2035		1,965	2,093
Dept. of Budget and Fin., Special Purpose Rev. Ref. Bonds (Hawaiian Electric Co., Inc.), Series 2019, 3.20% 7/1/2039		500	335
G.O. Bonds, Series 2016-FG, 4.00% 10/1/2033		2,000	2,051

44	Capital Group Fixed Income ETF Trust

Capital Group Municipal Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Hawaii (continued)
Harbor System Rev. Bonds, Series 2020-A, AMT, 5.00% 7/1/2028	USD	1,000	$1,081
City and County of Honolulu, G.O. Bonds, Series 2021-A, 4.00% 7/1/2041		500	512
City and County of Honolulu, G.O. Bonds (Honolulu Rail Transit Project), Series 2023-C, 3.00% 7/1/2034		1,030	1,040
			8,165

Illinois 7.75%
Build Illinois Bonds, Sales Tax Rev. Bonds, Series 2021-A, 3.00% 6/15/2032		500	469
City of Chicago, Board of Education, Capital Improvement Tax Bonds (Dedicated Rev.), Series 2023, 5.25% 4/1/2036		250	277
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2021-A, 5.00% 12/1/2033		1,350	1,428
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2021-A, 5.00% 12/1/2037		1,000	1,035
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2021-A, 5.00% 12/1/2040		1,500	1,528
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2018-D, 5.00% 12/1/2046		500	499
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2017-D, 5.00% 12/1/2026		1,250	1,291
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2018-A, Assured Guaranty Municipal insured, 5.00% 12/1/2030		500	517
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2018-A, Assured Guaranty Municipal insured, 5.00% 12/1/2035		1,250	1,277
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2022-A, 4.00% 12/1/2047		500	435
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Capital Appreciation Bonds, Series 1998-B-1, National insured, 0% 12/1/2027		1,040	895
City of Chicago, Chicago Midway Airport, Rev. Ref. Bonds, Series 2023-C, AMT, 5.00% 1/1/2028		1,130	1,200
City of Chicago, G.O Bonds (City Colleges of Chicago Capital Improvement Project), Capital Appreciation Bonds, Series 1999, National insured, 0% 1/1/2026 (escrowed to maturity)		500	471
City of Chicago, G.O. Bonds, Series 2021-A, 4.00% 1/1/2035		500	502
City of Chicago, G.O. Project and Rev. Ref. Bonds, Series 2017-A, 6.00% 1/1/2038		1,500	1,576
City of Chicago, G.O. Rev. Ref. Bonds, Series 2020-A, 5.00% 1/1/2027		800	838
City of Chicago, School Reform Board of Trustees of the Board of Education, Unlimited Tax G.O. Bonds (Dedicated Tax Rev.), Capital Appreciation Bonds, Series 1999-A, National insured, 0% 12/1/2025		500	464
City of Chicago, Transit Auth., Capital Grant Receipts Rev. Ref. Bonds (Federal Transit Administration Section 5337 State of Good Repair Formula Funds), Series 2017, 5.00% 6/1/2026		775	807
City of Chicago, Wastewater Transmission Rev. Ref. Bonds, Series 2008-C, 5.00% 1/1/2025		1,000	1,017
City of Chicago, Wastewater Transmission Rev. Ref. Bonds, Capital Appreciation Bonds, Series 1998-A, National insured, 0% 1/1/2026		1,000	935
City of Chicago, Water Rev. Bonds, Series 2000, 5.00% 11/1/2028		1,000	1,051
City of Chicago, Water Rev. Ref. Bonds, Series 2023-B, Assured Guaranty Municipal insured, 5.00% 11/1/2039		500	569
Fin. Auth., Rev. Bonds (Advocate Health Care Network), Series 2008-A, 4.00% 11/1/2030		415	425
Fin. Auth., Rev. Bonds (OSF Healthcare System), Series 2015-A, 4.00% 11/15/2033		1,000	1,003
Fin. Auth., Rev. Bonds (OSF Healthcare System), Series 2020-B-2, 5.00% 5/15/2050 (put 11/15/2026)		2,000	2,082
Fin. Auth., Rev. Bonds (Rush University Medical Center Obligated Group), Series 2015-A, 4.00% 11/15/2039		500	478
Fin. Auth., Rev. Bonds (The Carle Foundation), Series 2021-A, 4.00% 8/15/2038		1,000	1,025
Fin. Auth., Rev. Ref. Bonds (OSF Healthcare System), Series 2015-A, 5.00% 11/15/2035		500	509
Fin. Auth., Solid Waste Disposal Rev. Bonds (Waste Management, Inc. Project), Series 2023, AMT, 4.60% 10/1/2053 (put 10/1/2026)		1,565	1,583

Capital Group Fixed Income ETF Trust	45

Capital Group Municipal Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Illinois (continued)
Fin. Auth., Solid Waste Disposal Rev. Green Bonds (LRS Holdings, LLC Project), Series 2023-A, AMT, 7.25% 9/1/2052 (put 9/1/2030)[1]	USD	500	$524
Fin. Auth., Student Housing Rev. Bonds (CHF-Cook, LLC - Northeastern Illinois University Project), Series 2015-A, 5.00% 7/1/2047		500	410
G.O. Bonds, Series 2014, 5.00% 5/1/2026		1,000	1,004
G.O. Bonds, Series 2016, 4.00% 6/1/2033		1,060	1,076
Housing Dev. Auth., Multi Family Housing Rev. Bonds (6900 Crandon), Series 2023, 5.00% 2/1/2027 (put 2/1/2026)		700	721
Housing Dev. Auth., Multi Family Housing Rev. Bonds (South Shore HHDC), Series 2023, 5.00% 2/1/2027 (put 2/1/2026)		650	669
Housing Dev. Auth., Rev. Bonds, Series 2022-A, 3.50% 4/1/2052		890	876
Housing Dev. Auth., Rev. Bonds, Series 2023-N, 6.25% 4/1/2054		1,000	1,109
Metropolitan Pier and Exposition Auth., McCormick Place Expansion Project Bonds, Capital Appreciation Bonds, Series 2002-A, Assured Guaranty Municipal insured, 0% 6/15/2030		1,055	859
Metropolitan Pier and Exposition Auth., McCormick Place Expansion Project Bonds, Capital Appreciation Bonds, Series 2002-A, National insured, 0% 6/15/2032		925	699
Metropolitan Pier and Exposition Auth., McCormick Place Expansion Project Rev. Ref. Bonds, Series 2022-A, 3.00% 6/15/2024		1,000	996
Metropolitan Pier and Exposition Auth., McCormick Place Expansion Project Rev. Ref. Bonds, Capital Appreciation Bonds, Series 2010-B-1, Assured Guaranty Municipal insured, 0% 6/15/2027		1,000	897
Sales Tax Securitization Corp., Sales Tax Rev. Ref. Bonds, Series 2017-A, 5.00% 1/1/2024		1,500	1,500
Sales Tax Securitization Corp., Sales Tax Securitization Bonds, Series 2020-A, BAM insured, 5.00% 1/1/2029		510	567
Sports Facs. Auth., Sports Facs. Rev. Ref. Bonds (State Tax Supported), Series 2019, BAM insured, 5.00% 6/15/2029		665	716
Toll Highway Auth., Toll Highway Rev. Bonds, Series 2023-A, 5.00% 1/1/2042		600	681
Toll Highway Auth., Toll Highway Rev. Ref. Bonds, Series 2024-A, 5.00% 1/1/2037		450	539
			40,029

Indiana 1.79%
Fin. Auth., Environmental Improvement Rev. Ref. Bonds (U.S. Steel Corp. Project), Series 2021-A, 4.125% 12/1/2026		1,250	1,235
Fin. Auth., Hospital Rev. Ref. Bonds (Indiana University Health), Series 2023-B-1, 5.00% 10/1/2062 (put 7/1/2028)		755	819
Fin. Auth., Midwestern Disaster Relief Rev. Bonds (Ohio Valley Electric Corp. Project), Series 2012-B, 3.00% 11/1/2030		655	616
Fin. Auth., Pollution Control Rev. Bonds (Ohio Valley Electric Corp. Project), Series 2010-A, 3.00% 11/1/2030		1,000	940
Fin. Auth., State Revolving Fund Program Green Bonds, Series 2021-B, 5.00% 2/1/2029		1,000	1,128
Fin. Auth., Wastewater Utility Rev. Ref. Bonds (CWA Auth. Project), Series 2016-B, 3.00% 10/1/2046		1,065	855
City of Franklin, Econ. Dev. Rev. Ref. Bonds (Otterbein Homes Obligated Group), Series 2019-B, 5.00% 7/1/2027		400	416
Housing and Community Dev. Auth., Single Family Mortgage Rev. Bonds, Series 2020-A, 3.75% 1/1/2049		1,000	994
Housing and Community Dev. Auth., Single Family Mortgage Rev. Bonds, Series 2023-A-1, 5.75% 7/1/2053		420	450
City of Whiting, Environmental Facs. Rev. Bonds (BP Products North America, Inc. Project), Series 2015, AMT, 4.40% 11/1/2045 (put 6/10/2031)		1,000	1,029
City of Whiting, Environmental Facs. Rev. Bonds (BP Products North America, Inc. Project), Series 2016-A, AMT, 4.40% 3/1/2046 (put 6/10/2031)		250	256
City of Whiting, Environmental Facs. Rev. Ref. Bonds (BP Products North America, Inc. Project), Series 2019-A, AMT, 5.00% 2044 (put 6/15/2026)		500	509
			9,247

46	Capital Group Fixed Income ETF Trust

Capital Group Municipal Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Iowa 0.60%
Fin. Auth., Midwestern Disaster Area Rev. Ref. Bonds (Iowa Fertilizer Co. Project), Series 2022, 4.00% 12/1/2050 (put 12/1/2032)	USD	500	$508
Fin. Auth., Midwestern Disaster Area Rev. Ref. Bonds (Iowa Fertilizer Co. Project), Series 2022, 5.00% 12/1/2050 (put 12/1/2042)		1,000	1,044
Fin. Auth., Multi Family Housing Rev. Bonds (AHEPA 192-IV Apartments Projects), Series 2023, 5.00% 11/1/2026 (put 11/1/2025)		650	665
PEFA, Inc., Gas Project Rev. Bonds, Series 2019, 5.00% 9/1/2049 (put 9/1/2026)		500	512
Student Loan Liquidity Corp., Student Loan Rev. Bonds, Series 2023-B, AMT, 5.00% 12/1/2029		350	378
			3,107

Kansas 0.11%
Dev. Fin. Auth., Hospital Rev. Bonds (Advent Health Obligated Group), Series 2021-B, 5.00% 11/15/2054 (put 11/15/2028)		500	547

Kentucky 1.23%
City of Ashland, Medical Center Rev. Bonds (Ashland Hospital Corp. - King’s Daughters Medical Center Project), Series 2016-A, 5.00% 2/1/2040		500	507
City of Henderson, Exempt Facs. Rev. Bonds (Pratt Paper, LLC Project), Series 2022-B, AMT, 3.70% 1/1/2032[1]		1,500	1,441
Housing Corp., Multi Family Housing Rev. Bonds (Beecher Terrace Phase IV Project), Series 2023, 5.00% 9/1/2043 (put 9/1/2026)		165	170
Public Energy Auth., Gas Supply Rev. Bonds, Series 2019-C-1, 4.00% 2/1/2050 (put 2/1/2028)		500	501
Public Energy Auth., Gas Supply Rev. Bonds, Series 2022-A-1, 4.00% 8/1/2052 (put 8/1/2030)		500	502
Public Energy Auth., Gas Supply Rev. Ref. Bonds, Series 2023-A-1, 5.25% 4/1/2054 (put 2/1/2032)		2,050	2,236
County of Trimble, Environmental Facs. Rev. Bonds (Louisville Gas and Electric Co. Project), Series 2023-A, AMT, 4.70% 6/1/2054 (put 6/1/2027)[3]		1,000	1,016
			6,373

Louisiana 0.68%
Housing Corp., Single Family Mortgage Rev. Bonds (Home Ownership Program), Series 2023-A, 5.75% 6/1/2054		400	437
Local Government Environmental Facs. and Community Dev. Auth., Rev. Bonds (Louisiana Insurance Guaranty Assn. Project), Series 2022-B, 5.00% 8/15/2027		1,000	1,066
Local Government Environmental Facs. and Community Dev. Auth., Rev. Ref. Bonds (East Baton Rouge Sewerage Commission Projects), Series 2023, 5.00% 2/1/2041		400	445
Public Facs. Auth., Hospital Rev. Bonds (Louisiana Children’s Medical Center Project), Series 2015-A-3, 5.00% 6/1/2045 (put 6/1/2028)		365	392
Public Facs. Auth., Solid Waste Disposal Fac. Rev. Bonds (Elementus Materials, LLC Project), Series 2023, AMT, 5.00% 1/1/2043 (put 11/1/2025)[1]		1,135	1,157
			3,497

Maine 0.38%
Fin. Auth., Solid Waste Disposal Rev. Bonds (Casella Waste Systems, Inc. Project), Series 2015-R-2, AMT, 4.375% 8/1/2035 (put 8/1/2025)[1]		1,500	1,486
Fin. Auth., Solid Waste Disposal Rev. Bonds (Casella Waste Systems, Inc. Project), Series 2015, AMT, 5.125% 8/1/2035 (put 8/1/2025)[1]		500	501
			1,987

Capital Group Fixed Income ETF Trust	47

Capital Group Municipal Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Maryland 1.31%
Community Dev. Administration, Dept. of Housing and Community Dev., Residential Rev. Bonds, Series 2023-A, 5.50% 9/1/2053	USD	1,095	$1,186
G.O. Bonds, State and Local Facs. Loan of 2022, Series 2022-A-3, 5.00% 6/1/2036		1,000	1,189
G.O. Bonds, State and Local Facs. Loan of 2020, Series 2020-A-1, 5.00% 3/15/2032		1,205	1,393
County of Montgomery, Rev. Ref. Bonds (Dept. of Liquor Control), Series 2019-A, 4.00% 6/15/2037		750	783
Dept. of Transportation, Consolidated Transportation Bonds, Series 2021-A, 2.00% 10/1/2034		735	628
Dept. of Transportation, Consolidated Transportation Rev. Ref. Bonds, Series 2022-B, 5.00% 12/1/2027		1,435	1,580
			6,759

Massachusetts 0.94%
Clean Water Trust, Revolving Fund Green Bonds, Series 2023-B, 5.00% 2/1/2024		1,435	1,438
Clean Water Trust, Revolving Fund Rev. Ref. Green Bonds, Series 2023-2B, 5.00% 2/1/2040		1,000	1,163
Dev. Fin. Agcy., Rev. Bonds (Mass General Brigham, Inc.), Series 2020-A-2, 4.00% 7/1/2041		1,000	1,008
Dev. Fin. Agcy., Rev. Bonds (Partners Healthcare System Issue), Series 2017-S, 4.00% 7/1/2035		500	513
Educational Fncg. Auth., Education Loan Rev. Bonds, Series 2019-B, AMT, 5.00% 7/1/2026		500	517
Educational Fncg. Auth., Education Loan Rev. Bonds, Series 2023-B, AMT, 4.25% 7/1/2044		235	236
			4,875

Michigan 1.57%
Building Auth., Rev. Bonds (Facs. Program), Series 2021-I, 4.00% 10/15/2041		500	517
Fin. Auth., Hospital Rev. and Rev. Ref. Bonds (Trinity Health Credit Group), Series 2019-A, 5.00% 12/1/2041		500	535
Fin. Auth., Tobacco Settlement Asset-Backed Bonds, Series 2020-A-1, 5.00% 6/1/2033		500	551
Fin. Auth., Tobacco Settlement Asset-Backed Bonds, Series 2020-A-1, 4.00% 6/1/2035		1,000	1,032
Great Lakes Water Auth., Sewage Disposal System Rev. Ref. Bonds, Series 2018-B, 5.00% 7/1/2028		1,000	1,105
Great Lakes Water Auth., Water Supply System Rev. Ref. Bonds, Series 2016-B, 5.00% 7/1/2046		500	513
Housing Dev. Auth., Single Family Mortgage Rev. Bonds, Series 2023-A, 5.50% 12/1/2053		445	482
Housing Dev. Auth., Single Family Mortgage Rev. Bonds, Series 2023-B, 5.75% 6/1/2054		1,055	1,143
Roseville Community Schools, G.O. Rev. Ref. Bonds, Series 2015, 5.00% 5/1/2032 (preref. 5/1/2025)		410	422
Strategic Fund, Limited Obligation Rev. Bonds (I-75 Improvement Project), Series 2018, AMT, 5.00% 12/31/2028		550	586
Strategic Fund, Limited Obligation Rev. Green Bonds (Graphic Packaging International, LLC Coated Recycled Board Machine Project), Series 2021, AMT, 4.00% 10/1/2061 (put 10/1/2026)		1,250	1,234
			8,120

Minnesota 1.18%
G.O. Bonds, Various Purpose Rev. Ref. Bonds, Series 2023-D, 5.00% 8/1/2033 1,735 2,133 Higher Education Supplemental Loan Auth., Rev. Bonds, Series 2023, AMT, 4.00% 11/1/2042		850	851
Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2020-I, 3.00% 1/1/2051		1,725	1,681
Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2021-H, 3.00% 7/1/2052		1,490	1,445
			6,110

48	Capital Group Fixed Income ETF Trust

Capital Group Municipal Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Missouri 0.84%
Health and Educational Facs. Auth., Health Facs. Rev. Bonds, (Bethesda Health Group, Inc.), Series 2021, 4.00% 8/1/2029	USD	385	$361
Health and Educational Facs. Auth., Health Facs. Rev. Bonds (BJC Health System), Series 2021-A, 4.00% 7/1/2035		1,315	1,406
Housing Dev. Commission, Single Family Mortgage Rev. Bonds (First Place Homeownership Loan Program), Series 2020-C, 3.50% 11/1/2050		445	440
Housing Dev. Commission, Single Family Mortgage Rev. Bonds (First Place Homeownership Loan Program), Series 2023-B, 5.50% 5/1/2053		1,250	1,354
City of Kansas City, Planned Industrial Expansion Auth., Multi Family Housing Rev. Bonds (The Depot on Old Santa Fe), Series 2023, 5.00% 7/1/2045 (put 7/1/2027)		750	786
			4,347

Montana 0.13%
City of Forsyth, Pollution Control Rev. Ref. Bonds (Northwestern Corp. Colstrip Project), Series 2023, 3.875% 7/1/2028		650	664

Nebraska 0.31%
Central Plains Energy Project, Gas Project Rev. Bonds (Project No. 4), Series 2023-A-1, 5.00% 5/1/2054 (put 11/1/2029)		1,115	1,183
Investment Fin. Auth., Single Family Housing Rev. Bonds, Series 2020-A, 2.35% 9/1/2035		500	429
			1,612

Nevada 2.51%
Dept. of Business and Industry, Lease Rev. Bonds (Somerset Academy), Series 2018-A, 4.50% 12/15/2029[1]		420	414
County of Clark, Airport System Rev. Notes, Series 2021-B, AMT, 5.00% 7/1/2024		1,000	1,007
County of Clark, Limited Tax G.O. Park Improvement Bonds, Series 2018, 5.00% 12/1/2031		600	664
County of Clark, Limited Tax G.O. Stadium Improvement Bonds, Series 2018-A, 5.00% 6/1/2033		515	564
County of Clark, Limited Tax G.O. Stadium Improvement Bonds, Series 2018-A, 5.00% 6/1/2043		1,500	1,589
Highway Rev. Improvement and Rev. Ref. Bonds (Motor Vehicle Fuel Tax), Series 2016, 5.00% 12/1/2025		2,000	2,091
City of Las Vegas, Special Improvement Dist. No. 817 (Summerlin Village 29), Local Improvement Bonds, Series 2023, 5.50% 6/1/2038		375	389
City of Las Vegas, Special Improvement Dist. No. 612 (Skye Hills), Local Improvement Bonds, Series 2020, 3.75% 6/1/2042		975	765
Las Vegas Convention and Visitors Auth., Convention Center Expansion and Renovation Rev. Bonds, Series 2022-B, 5.00% 7/1/2038		1,000	1,136
Las Vegas Convention and Visitors Auth., Convention Center Expansion and Renovation Rev. Bonds, Series 2023-A, 5.00% 7/1/2038		350	403
Las Vegas Valley Water Dist., Limited Tax G.O. Water Bonds, Series 2023-A, 5.00% 6/1/2044		1,000	1,124
Las Vegas Valley Water Dist., Limited Tax G.O. Water Improvement and Rev. Ref. Bonds, Series 2016-A, 5.00% 6/1/2036		1,700	1,767
Las Vegas Valley Water Dist., Limited Tax G.O. Water Improvement Bonds, Series 2022-A, 4.00% 6/1/2035		500	539
City of North Las Vegas, Special Improvement Dist. No. 65 (Northern Beltway Commercial Area), Local Improvement Bonds, Series 2017, 4.00% 12/1/2027[1]		505	502
			12,954

New Hampshire 0.36%
Health and Education Facs. Auth., Education Loan Rev. Bonds (New Hampshire Higher Education Loan Corp. Issue), Series 2023-B, AMT, 5.00% 11/1/2043		510	557
Housing Fin. Auth., Single Family Mortgage Rev. Bonds, Series 2023-B, 6.00% 1/1/2055		200	218
National Fin. Auth., Municipal Certs., Series 2022-2, Class A, 4.00% 10/20/2036		541	532
National Fin. Auth., Municipal Certs., Series 2023-2, Class A, 3.875% 1/20/2038		548	531
			1,838

Capital Group Fixed Income ETF Trust	49

Capital Group Municipal Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
New Jersey 2.18%
Econ. Dev. Auth., Special Fac. Rev. Bonds (Continental Airlines, Inc. Project), Series 1999, AMT, 5.25% 9/15/2029	USD	500	$501
Health Care Facs. Fncg. Auth., Rev. Ref. Bonds (Hackensack Meridian Health Obligated Group Issue), Series 2017-A, 5.00% 7/1/2032		500	538
Health Care Facs. Fncg. Auth., Rev. Ref. Bonds (RWJ Barnabas Health Obligated Group Issue), Series 2016-A, 5.00% 7/1/2033		610	645
Higher Education Student Assistance Auth., Student Loan Rev. Bonds, Series 2019-B, AMT, 3.25% 12/1/2039		395	380
Higher Education Student Assistance Auth., Student Loan Rev. Ref. Bonds, Series 2023-B, AMT, 4.00% 12/1/2044		900	900
Housing and Mortgage Fin. Agcy., Single Family Housing Rev. Bonds, Series 2020-E, 3.50% 4/1/2051		425	419
Housing and Mortgage Fin. Agcy., Single Family Housing Rev. Bonds, Series 2020-H, 3.00% 10/1/2052		2,500	2,414
Housing and Mortgage Fin. Agcy., Single Family Housing Rev. Bonds, Series 2023-J, 5.50% 4/1/2053		1,000	1,083
Tobacco Settlement Fncg. Corp., Tobacco Settlement Bonds, Series 2018-A, 5.00% 6/1/2024		1,150	1,157
Transportation Trust Fund Auth., Transportation Program Bonds, Series 2023-AA, 5.00% 6/15/2035		600	705
Transportation Trust Fund Auth., Transportation Program Bonds, Series 2023-BB, 5.00% 6/15/2037		600	700
Transportation Trust Fund Auth., Transportation System Bonds, Series 2019-A, 5.00% 12/15/2027		500	546
Transportation Trust Fund Auth., Transportation System Bonds, Series 2018-A, 5.00% 12/15/2036		500	544
Transportation Trust Fund Auth., Transportation System Bonds, Capital Appreciation Bonds, Series 2006-C, AMBAC insured, 0% 12/15/2028		455	390
Transportation Trust Fund Auth., Transportation System Bonds, Capital Appreciation Bonds, Series 2006-C, AMBAC insured, 0% 12/15/2035		550	369
			11,291

New Mexico 0.57%
City of Farmington, Pollution Control Rev. Ref. Bonds (Public Service Co. of San Juan and Four Corners Projects), Series 2016-B, 2.15% 4/1/2033		1,750	1,450
Hospital Equipment Loan Council, Hospital System Rev. Bonds (Presbyterian Healthcare Services), Series 2017-A, 4.00% 8/1/2037		500	509
Mortgage Fin. Auth., Single Family Mortgage Program Bonds, Series 2020-A, Class I, 3.50% 1/1/2051		1,000	989
			2,948

New York 8.40%
Brooklyn Arena Local Dev. Corp., PILOT Rev. Ref. Bonds (Barclays Center), Series 2016-A, Assured Guaranty Municipal insured, 5.00% 7/15/2042		500	502
Build NYC Resource Corp., Rev. Bonds (East Harlem Scholars Academy Charter School Project), Series 2022, 5.00% 6/1/2032[1]		250	257
Build NYC Resource Corp., Rev. Ref. Bonds (Albert Einstein School of Medicine, Inc. Project), Series 2015, 5.50% 9/1/2045[1]		500	500
Dormitory Auth., State Personal Income Tax Rev. Bonds (General Purpose), Series 2020-A, 4.00% 3/15/2037		1,000	1,063
Dormitory Auth., State Personal Income Tax Rev. Bonds (General Purpose), Series 2021-E, 4.00% 3/15/2042		1,110	1,125
Dormitory Auth., State Personal Income Tax Rev. Bonds (General Purpose), Series 2021-A, 5.00% 3/15/2044		1,000	1,100
Dormitory Auth., State Sales Tax Rev. Bonds, Series 2018-E, 5.00% 3/15/2039		755	814
Energy Research and Dev. Auth., Pollution Control Rev. Bonds (New York State Electric & Gas Corp. Project), Series 2004-C, 4.00% 4/1/2034		120	124
Environmental Facs. Corp., Solid Waste Disposal Rev. Bonds (Casella Waste Systems, Inc. Project), Series 2014-R-2, AMT, 3.125% 12/1/2044 (put 6/1/2026)[1]		500	480
Housing Fin. Agcy., Affordable Housing Rev. Green Bonds, Series 2023-A-2, 3.60% 11/1/2062 (put 5/1/2027)		720	723

50	Capital Group Fixed Income ETF Trust

Capital Group Municipal Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
New York (continued)
Liberty Dev. Corp., Liberty Rev. Ref. Green Bonds (4 World Trade Center Project), Series 2021-A, 2.875% 11/15/2046	USD	995	$760
Metropolitan Transportation Auth., Transportation Rev. Ref. Bonds, Series 2017-D, 5.00% 11/15/2035		600	646
Metropolitan Transportation Auth., Transportation Rev. Ref. Green Bonds, Series 2017-C-1, 5.00% 11/15/2028		805	876
County of Monroe, Industrial Dev. Agcy., Multi Family Housing Rev. Bonds (Andrews Terrace Community Partners, L.P. Project), Series 2023-B-1, 5.00% 7/1/2028 (put 7/1/2026)		1,175	1,237
Mortgage Agcy., Homeowner Mortgage Rev. Bonds, Series 213, 4.25% 10/1/2047		380	381
New York City G.O. Bonds, Series 2023-F-1, 5.00% 8/1/2025		110	114
New York City G.O. Bonds, Series 2023-1, 5.00% 8/1/2036		565	679
New York City Health and Hospitals Corp., Health System Bonds, Series 2020-A, 3.00% 2/15/2026		1,440	1,448
New York City Housing Dev. Corp., Multi Family Housing Rev. Bonds (Sustainable Dev. Bonds), Series 2020-A-1-B, 2.05% 11/1/2031		530	462
New York City Housing Dev. Corp., Multi Family Housing Rev. Green Bonds (Sustainable Dev. Bonds), Series 2021-F-1, 2.40% 11/1/2046		500	352
New York City Municipal Water Fin. Auth., Water and Sewer System Second General Resolution Rev. Bonds, Series 2020-CC-1, 4.00% 6/15/2037		750	785
New York City Municipal Water Fin. Auth., Water and Sewer System Second General Resolution Rev. Bonds, Series 2020-DD-3, 4.00% 6/15/2042		1,170	1,187
New York City Municipal Water Fin. Auth., Water and Sewer System Second General Resolution Rev. Bonds, Series 2023-CC, 4.10% 6/15/2053		1,000	1,000
New York City Transitional Fin. Auth., Future Tax Secured Bonds, Series 2015-E-1, 5.00% 2/1/2030		500	511
New York City Transitional Fin. Auth., Future Tax Secured Bonds, Series 2016-B-1, 5.00% 11/1/2034		500	519
New York City Transitional Fin. Auth., Future Tax Secured Bonds, Series 2021-C-1, 4.00% 5/1/2035		500	540
New York City Transitional Fin. Auth., Future Tax Secured Bonds, Series 2024-D, 5.00% 11/1/2038		1,000	1,192
New York City Transitional Fin. Auth., Future Tax Secured Bonds, Fiscal 2020, Series 2020-A-2, 5.00% 5/1/2039		530	579
Port Auth., Consolidated Bonds, Series 221, AMT, 4.00% 7/15/2038		900	905
Port Auth., Consolidated Bonds, Series 221, AMT, 4.00% 7/15/2039		1,120	1,121
County of Rockland, Industrial Dev. Agcy., Multi Family Housing Rev. Bonds (Rockland Gardens Project), Series 2023, 4.65% 5/1/2027 (put 5/1/2025)		600	605
Thruway Auth., General Rev. Bonds, Series 2021-O, 4.00% 1/1/2040		1,000	1,024
Thruway Auth., Personal Income Tax Rev. Bonds, Series 2021-A-1, 5.00% 3/15/2029		500	566
Thruway Auth., Personal Income Tax Rev. Bonds, Series 2021-A-1, 4.00% 3/15/2036		1,125	1,200
Thruway Auth., Personal Income Tax Rev. Bonds, Series 2022-A-1, 5.00% 3/15/2041		1,010	1,156
Thruway Auth., Personal Income Tax Rev. Bonds, Series 2021-A-1, 3.00% 3/15/2048		500	407
Transportation Dev. Corp., Special Fac. Rev. Bonds (American Airlines, Inc. John F. Kennedy International Airport Project), Series 2021, AMT, 2.25% 8/1/2026		820	784
Transportation Dev. Corp., Special Fac. Rev. Bonds (Terminal Four John F. Kennedy International Airport Project), Series 2020-A, AMT, 5.00% 12/1/2024		1,250	1,261
Transportation Dev. Corp., Special Fac. Rev. Bonds (Terminal Four John F. Kennedy International Airport Project), Series 2020-C, 5.00% 12/1/2034		500	550
Transportation Dev. Corp., Special Fac. Rev. Bonds (Terminal Four John F. Kennedy International Airport Project), Series 2022, AMT, 5.00% 12/1/2041		750	795
Transportation Dev. Corp., Special Fac. Rev. Ref. Bonds (American Airlines, Inc. John F. Kennedy International Airport Project), Series 2016, AMT, 5.00% 8/1/2026		385	385
Transportation Dev. Corp., Special Facs. Rev. Bonds (Delta Air Lines, Inc. LaGuardia Airport Terminals C & D Redev. Project), Series 2018, AMT, 5.00% 1/1/2029		500	516
Transportation Dev. Corp., Special Facs. Rev. Bonds (Delta Air Lines, Inc. LaGuardia Airport Terminals C & D Redev. Project), Series 2020, AMT, 4.00% 10/1/2030		1,500	1,475
Transportation Dev. Corp., Special Facs. Rev. Bonds (Delta Air Lines, Inc. LaGuardia Airport Terminals C & D Redev. Project), Series 2018, AMT, 5.00% 1/1/2033		1,500	1,532
Transportation Dev. Corp., Special Facs. Rev. Bonds (Delta Air Lines, Inc. LaGuardia Airport Terminals C & D Redev. Project), Series 2023, AMT, 6.00% 4/1/2035		2,000	2,232

Capital Group Fixed Income ETF Trust	51

Capital Group Municipal Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
New York (continued)
Transportation Dev. Corp., Special Facs. Rev. Green Bonds (John F. Kennedy International Airport New Terminal One Project), Series 2023, AMT, Assured Guaranty Municipal insured, 5.50% 6/30/2042	USD	1,000	$1,110
Triborough Bridge and Tunnel Auth., General Rev. Bonds (MTA Bridges and Tunnels), Series 2023-B-1, 5.00% 11/15/2040		1,000	1,158
Triborough Bridge and Tunnel Auth., Payroll Mobility Tax Rev. Ref. Green Bonds (MTA Bridges and Tunnels), Series 2023-A, 5.00% 11/15/2034		550	672
Urban Dev. Corp., State Personal Income Tax Rev. Bonds (General Purpose), Series 2020-C, 4.00% 3/15/2037		1,000	1,049
Urban Dev. Corp., State Personal Income Tax Rev. Bonds (General Purpose), Series 2020-E, 4.00% 3/15/2038		1,500	1,567
Urban Dev. Corp., State Personal Income Tax Rev. Bonds (General Purpose), Series 2020-E, 3.00% 3/15/2047		500	408
Utility Debt Securitization Auth., Restructuring Bonds, Series 2023-TE-1, 5.00% 12/15/2041		840	989
			43,423

North Carolina 0.74%
City of Charlotte, Charlotte Douglas International Airport, Airport Rev. Bonds, Series 2019-B, AMT, 5.00% 7/1/2030		500	549
City of Charlotte, Charlotte Douglas International Airport, Airport Rev. Bonds, Series 2023-A, AMT, 5.00% 7/1/2048		500	558
Educational Assistance Auth., Student Loan Rev. Bonds, Series 2023-A, AMT, 5.00% 6/1/2043		135	140
Housing Fin. Agcy., Home Ownership Rev. Bonds, Series 50, 5.50% 1/1/2054		700	758
Housing Fin. Agcy., Home Ownership Rev. Ref. Bonds, Series 42, 4.00% 1/1/2050		425	425
Turnpike Auth., Monroe Expressway System, Appropriation Rev. Ref. Bonds, Series 2021, 5.00% 7/1/2028		1,000	1,114
Turnpike Auth., Triangle Expressway System, Appropriation Rev. Bonds, Capital Appreciation Bonds, Series 2019, 0% 1/1/2043		560	259
			3,803

North Dakota 0.50%
Housing Fin. Agcy., Housing Fin. Program Bonds (Home Mortgage Fin. Program), Series 2021-A, 3.00% 1/1/2052		1,255	1,222
Housing Fin. Agcy., Housing Fin. Program Bonds (Home Mortgage Fin. Program), Series 2023-A, 5.75% 7/1/2053		700	751
Housing Fin. Agcy., Housing Fin. Program Bonds (Home Mortgage Fin. Program), Series 2023-D, 5.75% 1/1/2054		115	124
County of Ward, Health Care Facs. Rev. Bonds (Trinity Obligated Group), Series 2017-C, 5.00% 6/1/2038		500	465
			2,562

Ohio 2.15%
Air Quality Dev. Auth., Air Quality Dev. Rev. Ref. Bonds (Duke Energy Corp. Project), Series 2022-B, AMT, 4.25% 11/1/2039 (put 6/1/2027)		940	959
Air Quality Dev. Auth., Air Quality Rev. Ref. Bonds (Ohio Valley Electric Corp. Project), Series 2019-A, 3.25% 9/1/2029		500	484
Buckeye Tobacco Settlement Fncg. Auth., Tobacco Settlement Asset-Backed Rev. Ref. Bonds, Series 2020-A-2, Class 1, 5.00% 6/1/2033		750	821
Buckeye Tobacco Settlement Fncg. Auth., Tobacco Settlement Asset-Backed Rev. Ref. Bonds, Series 2020-A-2, 4.00% 6/1/2048		1,000	925
Cleveland-Cuyahoga Port Auth., Tax Increment Fncg. Rev. and Rev. Ref. Bonds (Flats East Bank Project), Series 2021-A, 4.00% 12/1/2055[1]		250	206
Columbus-Franklin County Fin. Auth., Multi Family Housing Rev. Bonds (Dering Family Homes Project), Series 2023, 5.00% 7/1/2045 (put 2/1/2027)		800	833
County of Cuyahoga, Metropolitan Housing Auth., Multi Family Housing Rev. Bonds (Wade Park Apartments), Series 2022, 4.75% 12/1/2027 (put 12/1/2025)		460	469
County of Franklin, Hospital Facs. Rev. Ref. Bonds (Nationwide Children’s Hospital), Series 2016-C, 5.00% 11/1/2031		540	623

52	Capital Group Fixed Income ETF Trust

Capital Group Municipal Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Ohio (continued)
County of Franklin, Hospital Facs. Rev. Ref. Bonds (Nationwide Children’s Hospital), Series 2016-C, 4.00% 11/1/2040	USD	1,000	$1,005
Housing Fin. Agcy., Multi Family Housing Rev. Bonds (Robert Cassidy Manor Project), Series 2023, 5.00% 4/1/2026 (put 4/1/2025)		475	483
Housing Fin. Agcy., Residential Mortgage Rev. Bonds (Mortgage-Backed Securities Program), Series 2023-A, 5.50% 3/1/2053		1,000	1,067
Ohio State University, General Receipts Green Bonds (Multiyear Debt Issuance Program II), Series 2023-B, 5.00% 12/1/2034		1,250	1,505
Southern Ohio Port Auth., Exempt Fac. Rev. Bonds (PureCycle Project), Series 2020-A, AMT, 6.25% 12/1/2025[1]		750	560
Southern Ohio Port Auth., Exempt Fac. Rev. Bonds (PureCycle Project), Series 2020-A, AMT, 7.00% 12/1/2042[1]		500	395
County of Warren, Healthcare Facs., Rev. Ref. Bonds (Otterbein Homes Obligated Group), Series 2019-A, 5.00% 7/1/2027		740	770
			11,105

Oklahoma 0.17%
Housing Fin. Agcy., Single Family Mortgage Rev. Bonds (Homeownership Loan Program), Series 2023-C, 6.00% 3/1/2054		780	868

Oregon 0.75%
G.O. Bonds, Series 2021-A, 5.00% 5/1/2026		1,050	1,110
G.O. Bonds (Article XI-Q State Projects), Series 2023-A, 5.00% 5/1/2034		500	608
G.O. Bonds (Higher Education), Series 2015-O, 5.00% 8/1/2030 (preref. 8/1/2025)		1,820	1,886
G.O. Bonds (Veteran’s Welfare Bonds Series 111), Series 2023-E, 5.50% 12/1/2053		260	281
			3,885

Pennsylvania 2.84%
City of Allentown, Neighborhood Improvement Zone Dev. Auth., Tax Rev. Bonds (City Center Ref. Project), Series 2017, 5.00% 5/1/2042[1]		500	496
County of Cumberland, Municipal Auth., Rev. Bonds (Penn State Health), Series 2019, 5.00% 11/1/2027		500	538
Econ Dev. Fncg. Auth., Rev. Bonds (Presbyterian Senior Living Project), Series 2023-B-2, 5.25% 7/1/2038		800	832
Econ. Dev. Fncg. Auth., Private Activity Rev. Bonds (The Penndot Major Bridges Package One Project), Series 2022, AMT, 5.00% 12/31/2030		700	767
Econ. Dev. Fncg. Auth., Private Activity Rev. Bonds (The Penndot Major Bridges Package One Project), Series 2022, AMT, 5.25% 6/30/2035		1,000	1,125
Econ. Dev. Fncg. Auth., Private Activity Rev. Bonds (The Pennsylvania Rapid Bridge Replacement Project), Series 2015, AMT, 5.00% 12/31/2034		500	513
Econ. Dev. Fncg. Auth., Solid Waste Disposal Rev. Bonds (Waste Management, Inc. Project), Series 2021-A-2, AMT, 4.60% 10/1/2046 (put 10/1/2026)		1,000	1,011
Econ. Dev. Fncg. Auth., UPMC Rev. Bonds, Series 2020-A, 4.00% 4/15/2039		500	507
Erie County School Dist., Limited Tax G.O. Bonds, Series 2019-A, Assured Guaranty Municipal insured, 5.00% 4/1/2031		525	582
G.O. Bonds, Series 2016, Assured Guaranty Municipal insured, 5.00% 9/15/2026		560	597
G.O. Rev. Ref. Bonds, Series 2017-1, 5.00% 1/1/2024		1,005	1,005
Higher Education Assistance Agcy., Education Loan Rev. Bonds, Series 2023-B, AMT, 4.00% 6/1/2044		335	333
Higher Educational Facs. Auth., Health System Rev. Bonds (University of Pennsylvania Health System), Series 2015, 5.00% 8/15/2026		500	516
Housing Fin. Agcy., Single Family Mortgage Rev. Bonds, Series 2023-141-A, 5.75% 10/1/2053		795	853
County of Lancaster, Hospital Auth., Health Center Rev. Bonds (Masonic Villages Project), Series 2023, 5.125% 11/1/2038		360	384

Capital Group Fixed Income ETF Trust	53

Capital Group Municipal Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Pennsylvania (continued)
County of Montgomery, Industrial Dev. Auth., Exempt Facs. Rev. Ref. Bonds (Constellation Energy Generation, LLC Project), Series 2023-C, 4.10% 6/1/2029	USD	600	$615
City of Philadelphia, Industrial Dev. Auth., Hospital Rev. Bonds (The Children’s Hospital of Philadelphia Project), Series 2017, 5.00% 7/1/2034		980	1,044
Philadelphia School Dist., G.O. Bonds, Series 2019-A, National insured, 5.00% 9/1/2026		500	528
Philadelphia School Dist., G.O. Bonds, Series 2016-F, 5.00% 9/1/2028		250	262
Philadelphia School Dist., G.O. Green Bonds, Series 2023-B, 5.25% 9/1/2038		1,000	1,145
Turnpike Commission, Turnpike Rev. Bonds, Series 2019-A, 5.00% 12/1/2027		500	543
County of Westmoreland, Industrial Dev. Auth., Health System Rev. Bonds (Excela Health Project), Series 2020-A, 4.00% 7/1/2026		500	505
			14,701

Puerto Rico 1.86%
Aqueduct and Sewer Auth., Rev. Ref. Bonds, Series 2021-B, 5.00% 7/1/2033[1]		500	508
Aqueduct and Sewer Auth., Rev. Ref. Bonds, Series 2020-A, 5.00% 7/1/2035[1]		500	506
Aqueduct and Sewer Auth., Rev. Ref. Bonds, Series 2022-A, 5.00% 7/1/2037[1]		1,000	1,007
Aqueduct and Sewer Auth., Rev. Ref. Bonds, Series 2021-B, 4.00% 7/1/2042[1]		500	443
Electric Power Auth., Power Rev. Ref. Bonds, Series 2007-UU, Assured Guaranty Municipal insured, (3-month USD CME Term SOFR x 0.67 + 0.52%) 4.227% 7/1/2029		500	465
G.O. Restructured Bonds, Series 2022-A-1, 4.00% 7/1/2033		1,500	1,472
G.O. Restructured Bonds, Series 2022-A-1, 4.00% 7/1/2037		1,500	1,436
G.O. Restructured Bonds, Series 2022-A-1, 4.00% 7/1/2046		1,000	895
Industrial, Tourist, Educational, Medical and Environmental Control Facs. Fncg. Auth., Hospital Rev. and Rev. Ref. Bonds (Hospital Auxilio Mutuo Obligated Group Project), Series 2021, 5.00% 7/1/2033		435	481
Industrial, Tourist, Educational, Medical and Environmental Control Facs. Fncg. Auth., Hospital Rev. and Rev. Ref. Bonds (Hospital Auxilio Mutuo Obligated Group Project), Series 2021, 4.00% 7/1/2041		455	430
Sales Tax Fncg. Corp., Sales Tax Rev. Restructured Bonds, Series 2019-A-2, 4.329% 7/1/2040		1,000	995
Sales Tax Fncg. Corp., Sales Tax Rev. Restructured Bonds, Series 2019-A-2, 4.329% 7/1/2040		500	498
Sales Tax Fncg. Corp., Sales Tax Rev. Restructured Bonds, Capital Appreciation Bonds, Series 2018-A-1, 0% 7/1/2046		1,500	472
			9,608

Rhode Island 0.10%
Tobacco Settlement Fin. Corp., Tobacco Settlement Asset-Backed Bonds, Series 2015-A, 5.00% 6/1/2026		500	510

South Carolina 1.00%
County of Dorchester, Summers Corner Improvement Dist., Assessment Rev. Bonds, Series 2023, 4.50% 10/1/2033		210	210
City of Greenville, Housing Auth., Multi Family Housing Rev. Bonds (Cherokee Landing Apartments Project) Series 2023, 5.00% 7/1/2027 (put 7/1/2026)		800	830
Jobs-Econ. Dev. Auth., Environmental Improvement Rev. Ref. Bonds (International Paper Company Project), Series 2023-A, AMT, 4.00% 4/1/2033 (put 4/1/2026)		500	498
Patriots Energy Group Fncg. Agcy., Gas Supply Rev. Bonds, Series 2023-B-1, 5.25% 2/1/2054 (put 3/1/2031)		1,000	1,090
Public Service Auth., Rev. Ref. Obligations, Series 2016-A, 5.00% 12/1/2038		1,465	1,494
Public Service Auth., Rev. Ref. Obligations (Santee Cooper), Series 2016-A, 5.00% 12/1/2029		500	521
Public Service Auth., Rev. Ref. Obligations (Santee Cooper), Series 2016-A, 5.00% 12/1/2033		500	517
			5,160

54	Capital Group Fixed Income ETF Trust

Capital Group Municipal Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
South Dakota 0.13%
Housing Dev. Auth., Homeownership Mortgage Bonds, Series 2023-G, 6.25% 5/1/2055	USD	600	$665

Tennessee 1.48%
Housing Dev. Agcy., Residential Fin. Program Bonds, Series 2017-2A, AMT, 4.00% 1/1/2042		425	422
Housing Dev. Agcy., Residential Fin. Program Bonds, Series 2019-1, 4.25% 1/1/2050		1,380	1,383
Housing Dev. Agcy., Residential Fin. Program Bonds, Series 2023-3A, 6.25% 1/1/2054		790	874
Knoxville Community Dev. Corp., Collateralized Multi Family Housing Bonds (Grosvenor Square Project), Series 2022, 4.00% 12/1/2027 (put 6/1/2026)		1,115	1,128
Knoxville Community Dev. Corp., Collateralized Multi Family Housing Bonds (Willow Place Project), Series 2023, 3.75% 12/1/2027 (put 6/1/2026)		700	705
Tenergy Corp., Gas Supply Rev. Bonds, Series 2021-A, 4.00% 12/1/2051 (put 9/1/2028)		1,000	1,003
Tennessee Energy Acquisition Corp., Gas Project Rev. Bonds, Series 2018, 4.00% 11/1/2049		1,000	1,004
County of Williamson Industrial Dev. Board, Multi Family Housing Rev. Bonds (Wood Duck Court Apartments), Series 2023, 5.00% 5/1/2042 (put 5/1/2027)		1,095	1,145
			7,664

Texas 12.70%
Affordable Housing Corp., Multi Family Housing Rev. Bonds (Juniper Creek Apartments Project), Series 2023, 3.75% 7/1/2044 (put 7/1/2026)		405	407
Affordable Housing Corp., Multi Family Housing Rev. Bonds (Norman Commons), Series 2023, 3.625% 1/1/2045 (put 1/1/2027)		140	141
Alamo Community College Dist., Limited Tax Bonds, Series 2021, 5.00% 8/15/2026		2,150	2,287
City of Arlington, Special Tax Rev. Bonds, Series 2021-B, 5.00% 8/15/2024		800	810
Aubrey Independent School Dist., Unlimited Tax School Building Bonds, Series 2022, 4.00% 2/15/2047		1,250	1,269
Austin Community College Dist., Limited Tax Bonds, Series 2023, 5.00% 8/1/2039		1,000	1,142
City of Austin, Airport System Rev. Bonds, Series 2019-B, AMT, 5.00% 11/15/2033		1,000	1,090
City of Austin, Certs. Of Obligation, Series 2020, 5.00% 9/1/2025		1,000	1,038
City of Austin, Electric Utility System Rev. Ref. Bonds, Series 2015-A, 5.00% 11/15/2031		1,000	1,032
Boerne Independent School Dist., Unlimited Tax School Building Rev. Ref. Bonds, Series 2023, 3.125% 2/1/2053 (put 2/1/2027)		500	501
Brazoria County Industrial Dev. Corp., Solid Waste Disposal Facs. Rev. Bonds (Aleon Renewable Metals, LLC Project), Series 2023, AMT, 12.00% 6/1/2043[1]		500	504
Cameron County Housing Fin. Corp., Multi Family Housing Rev. Bonds (Sunland Country Apartments), Series 2021, 3.95% 2/1/2024		445	445
Central Texas Regional Mobility Auth., Rev. Bonds, Series 2021-B, 5.00% 1/1/2032		500	569
Clear Creek Independent School Dist., Unlimited Tax Rev. Ref. Bonds, Series 2016, 3.00% 2/15/2033		1,000	973
Clifton Higher Education Fin. Corp., Education Rev. Bonds (Idea Public Schools), Series 2018, 5.00% 8/15/2027		1,000	1,082
Clifton Higher Education Fin. Corp., Education Rev. Bonds (Valor Education), Series 2023-A, 5.75% 6/15/2038[1]		500	502
College Student Loan G.O. Bonds, Series 2019, AMT, 5.00% 8/1/2027		1,000	1,067
City of Dallas, Special Tax Rev. Bonds (Kay Bailey Hutchison Convention Center Dallas Venue Project), Series 2023, 6.00% 8/15/2053 (put 8/15/2028)[1]		850	864
City of Dallas, Waterworks and Sewer System Rev. Ref. Bonds, Series 2015-A, 4.00% 10/1/2033		500	505
City of Dallas, Waterworks and Sewer System Rev. Ref. Bonds, Series 2020-C, 5.00% 10/1/2038		1,440	1,624
Dallas Independent School Dist., Unlimited Tax School Building Bonds, Series 2019-B, 3.00% 2/15/2034		1,000	983
Dallas Independent School Dist., Unlimited Tax School Building Rev. Ref. Bonds, Series 2014-A, 5.00% 8/15/2029 (preref. 8/15/2024)		2,000	2,025
City of Dallas Housing Fin. Corp., Multi Family Housing Rev. Notes (Estates at Ferguson), Series 2023, 5.00% 7/1/2042 (put 7/1/2027)		420	441
City of Garland, Electric Utility System Rev. Ref. Bonds, Series 2023, 5.00% 3/1/2025		485	496
Gulf Coast Industrial Dev. Auth., Solid Waste Disposal Rev. Bonds (CITGO Petroleum Corp. Project), Series 1995, AMT, 4.875% 5/1/2025		1,000	1,000
County of Harris, Toll Road Rev. and Rev. Ref. Bonds, Series 2018-A, 5.00% 8/15/2030		610	672

Capital Group Fixed Income ETF Trust	55

Capital Group Municipal Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Texas (continued)
County of Harris, Toll Road Rev. Ref. Bonds, Series 2021, 4.00% 8/15/2045	USD	500	$502
Hays Consolidated Independent School Dist., Unlimited Tax School Building Bonds, Series 2022, 5.00% 2/15/2035		635	737
Dept. of Housing and Community Affairs, Multi Family Housing Rev. Notes (Aspen Park), Series 2023, 5.00% 3/1/2041 (put 3/1/2026)		595	605
Dept. of Housing and Community Affairs, Residential Mortgage Rev. Bonds, Series 2022-B, 5.75% 1/1/2053		2,000	2,153
Dept. of Housing and Community Affairs, Single Family Mortgage Rev. Bonds, Series 2023-C, 6.00% 3/1/2054		545	605
City of Houston, Airport System Facs. Rev. Bonds (United Airlines, Inc. Terminal Improvement Projects), Series 2021-A, AMT, 4.00% 7/1/2041		1,500	1,341
City of Houston, Airport System Rev. Ref. Bonds, Series 2021-A, AMT, 5.00% 7/1/2029		500	547
City of Houston, Airport System Rev. Ref. Bonds, Series 2023-B, Assured Guaranty Municipal insured, AMT, 5.00% 7/1/2031		1,820	2,033
City of Houston, Airport System Rev. Ref. Bonds, Series 2021-A, AMT, 4.00% 7/1/2037		1,085	1,101
City of Houston, Airport System Special Facs. Rev. Ref. Bonds (United Airlines, Inc. Terminal E Project), Series 2014, AMT, 4.75% 7/1/2024		500	500
City of Houston, Airport System Special Facs. Rev. Ref. Bonds (United Airlines, Inc. Terminal E Project), Series 2014, AMT, 5.00% 7/1/2029		1,000	1,000
City of Houston, Airport System Special Facs. Rev. Ref. Bonds (United Airlines, Inc. Terminal Improvement Projects), Series 2020-A, AMT, 5.00% 7/1/2027		500	503
City of Houston, Combined Utility System Rev. and Rev. Ref. Bonds, Series 2016-B, 5.00% 11/15/2034		500	525
Houston Housing Fin. Corp., Multi Family Housing Rev. Notes (Summerdale Apartments), Series 2023, 5.00% 8/1/2041 (put 8/1/2026)		500	515
Houston Independent School Dist., Limited Tax Schoolhouse Bonds, Series 2018, 5.00% 2/15/2030		500	552
Las Varas Public Fac. Corp., Multi Family Housing Rev. Bonds (Palo Alto Apartments), Series 2022, 3.10% 11/1/2025 (put 11/1/2024)		1,000	990
Lazy Nine Municipal Utility Dist. No. 1A, Unlimited Tax Bonds, Series 2023, 5.625% 9/1/2042		500	536
Love Field Airport Modernization Corp., Special Facs. Rev. Bonds, Series 2012, AMT, 5.00% 11/1/2028		1,355	1,355
Lower Colorado River Auth., Rev. Ref. Bonds, Series 2022, Assured Guaranty Municipal insured, 5.00% 5/15/2026		535	565
Lower Colorado River Auth., Rev. Ref. Bonds, Series 2023-B, 5.00% 5/15/2039 (put 5/15/2028)		1,340	1,429
County of Matagorda, Navigation Dist. No. 1, Pollution Control Rev. Ref. Bonds (Central Power and Light Co. Project), Series 1996, AMT, 4.25% 5/1/2030		200	201
Medina Valley Independent School Dist., Unlimited Tax School Building Bonds, Series 2023, 4.00% 2/15/2053		1,000	995
Mission Econ. Dev. Corp., Solid Waste Disposal Rev. Bonds (Waste Management, Inc. Project), Series 2020-A, AMT, 4.5% 5/1/2046 (put 3/1/2024)		1,315	1,315
Municipal Gas Acquisition and Supply Corp. IV, Gas Supply Rev. Bonds, Series 2023-A, 5.50% 1/1/2054 (put 1/1/2030)		900	971
Municipal Gas Acquisition and Supply Corp. IV, Gas Supply Rev. Bonds, Series 2023-B, 5.50% 1/1/2054 (put 1/1/2034)		1,000	1,112
North Fort Bend Water Auth., Water System Rev. and Rev. Ref. Bonds, Series 2021, BAM insured, 5.00% 12/15/2027		500	545
North Texas Municipal Water Dist., Water System Rev. Ref. and Improvement Bonds, Series 2021, 3.00% 9/1/2036		420	394
North Texas Tollway Auth., System Rev. and Rev. Ref. Bonds, Series 2021-B, 4.00% 1/1/2035		1,100	1,158
North Texas Tollway Auth., System Rev. and Rev. Ref. Bonds, Series 2021-B, 4.00% 1/1/2036		500	522
Odessa Housing Fin. Corp., Multi Family Housing Rev. Bonds (Cove in Odessa Apartments), Series 2021, 0.37% 3/1/2024 (put 9/1/2023)		1,250	1,250
City of San Antonio, Electric and Gas Systems Rev. Ref. Bonds, Series 2017, 5.00% 2/1/2033		1,500	1,594
City of San Antonio, Water System Rev. and Rev. Ref. Bonds, Series 2023-A, 5.00% 5/15/2040		1,000	1,147

56	Capital Group Fixed Income ETF Trust

Capital Group Municipal Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Texas (continued)
Sherman Independent School Dist., Unlimited Tax School Building Bonds, Series 2023-B, 5.00% 2/15/2040	USD	500	$577
Southwest Independent School Dist., Unlimited Tax School Building Bonds, Series 2023, 5.00% 2/1/2041		1,500	1,686
Surface Transportation Corp., Private Activity Rev. Ref. Bonds (NTE Mobility Partners Segments 3 LLC), Series 2023, AMT, 5.50% 6/30/2040		1,500	1,615
Tarrant County Cultural Education Facs. Fin. Corp., Rev. Bonds (Christus Health), Series 2018-B, 5.00% 7/1/2036		1,270	1,370
Board of Regents of the Texas State University System, Rev. Fncg. System Rev. and Rev. Ref. Bonds, Series 2019-A, 5.00% 3/15/2033		500	557
Board of Regents of the University of Houston System, Consolidated Rev. and Rev. Ref. Bonds, Series 2017-C, 5.00% 2/15/2026		1,590	1,670
Waco Education Fin. Corp., Rev. Bonds (Baylor University Issue), Series 2021, 4.00% 3/1/2040		500	506
Water Dev. Board, State Water Implementation Rev. Fund, Rev. Bonds (Master Trust), Series 2020, 5.00% 4/15/2025		1,075	1,106
Water Dev. Board, State Water Implementation Rev. Fund, Rev. Bonds (Master Trust), Series 2020, 5.00% 10/15/2025		1,045	1,089
Water Dev. Board, State Water Implementation Rev. Fund, Rev. Bonds (Master Trust), Series 2018-B, 5.00% 10/15/2032		1,330	1,475
Water Dev. Board, State Water Implementation Rev. Fund, Rev. Bonds (Master Trust), Series 2023-A, 5.00% 10/15/2035		1,000	1,209
			65,627

United States 0.07%
Freddie Mac, Multi Family Certs., Series 2023, 0.897% 6/25/2035[1,2]		2,732	169
Freddie Mac, Multi Family Mortgage Green Bonds, Series 2023, Class A, 2.99% 4/25/2043[2]		250	210
			379

Utah 0.85%
Housing Corp., Single Family Mortgage Bonds, Series 2023-A, 6.00% 7/1/2053		950	1,038
Housing Corp., Single Family Mortgage Bonds, Series 2024-A, 6.50% 1/1/2054		270	301
MIDA Mountain Village Public Infrastructure Dist., Special Assessment Rev. Bonds (Mountain Village Assessment Area #2), Series 2021, 4.00% 8/1/2027[1]		500	487
MIDA Mountain Village Public Infrastructure Dist., Special Assessment Rev. Bonds (Mountain Village Assessment Area No. 2), Series 2021, 4.00% 8/1/2029[1]		1,000	960
Salt Lake City, Airport Rev. Bonds (Salt Lake City International Airport), Series 2018-A, AMT, 5.00% 7/1/2028		1,500	1,616
			4,402

Vermont 0.19%
Econ. Dev. Auth., Solid Waste Disposal Rev. Bonds (Casella Waste Systems, Inc. Project), Series 2013, AMT, 4.625% 4/1/2036 (put 4/3/2028)[1]		500	496
Student Assistance Corp., Education Loan Rev. Bonds, Series 2023-A, AMT, 4.00% 6/15/2041		480	471
			967

Virgin Islands 0.29%
Matching Fund Special Purpose Securitization Corp., Matching Fund Securitization Bonds, Series 2022-A, 5.00% 10/1/2026		500	506
Matching Fund Special Purpose Securitization Corp., Matching Fund Securitization Bonds, Series 2022-A, 5.00% 10/1/2039		1,000	1,006
			1,512

Capital Group Fixed Income ETF Trust	57

Capital Group Municipal Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Virginia 1.50%
County of Arlington, Industrial Dev. Auth., Multifamily Housing Rev. Bonds (Park Shirlington Apartments), Series 2023-A, 5.00% 1/1/2026	USD	150	$155
County of Charles City, Econ. Dev. Auth., Solid Waste Disposal Rev. Bonds (Waste Management, Inc. Project), Series 2004-A, 2.875% 2/1/2029		500	470
College Building Auth., Educational Facs. Rev. Bonds (21st Century College and Equipment Programs), Series 2019-A, 4.00% 2/1/2034		1,000	1,059
County of Fairfax, Redev. and Housing Auth., Multi Family Housing Rev. Bonds (Dominion Square North Project), Series 2023, 5.00% 1/1/2045 (put 1/1/2028)		250	265
Town of Farmville, Industrial Dev. Auth., Educational Facs. Rev. and Rev. Ref. Bonds (Longwood University Student Housing Project), Series 2018-A, 5.00% 1/1/2032		500	519
Town of Farmville, Industrial Dev. Auth., Educational Facs. Rev. Ref. Bonds (Longwood University Student Housing Project), Series 2018-A, 5.00% 1/1/2043		500	500
County of Isle of Wight, Econ. Dev. Auth., Health System Rev. Bonds (Riverside Health System), Series 2023, 5.25% 7/1/2043		410	459
County of James City, Econ. Dev. Auth., Residential Care Fac. Rev. Bonds (Williamsburg Landing), Series 2024-C-3, 5.25% 12/1/2027		400	403
City of Norfolk, G.O. Capital Rev. Ref. Bonds, Series 2014-C, 4.00% 8/1/2025 (preref. 8/1/2028)		500	510
City of Norfolk, Redev. and Housing Auth., Multi Family Housing Rev. Bonds (Braywood Manor Apartments), Series 2023, 5.00% 5/1/2043 (put 5/1/2026)		100	103
Small Business Fncg. Auth., Rev. Bonds (National Senior Campuses, Inc. Obligated Group), Series 2020-A, 5.00% 1/1/2024		750	750
Small Business Fncg. Auth., Rev. Bonds (National Senior Campuses, Inc. Obligated Group), Series 2020-A, 5.00% 1/1/2026		940	962
Small Business Fncg. Auth., Rev. Ref. Bonds (Elizabeth River Crossings Opco, LLC Project), Series 2022, AMT, 4.00% 7/1/2029		500	508
Virginia Beach Dev. Auth., Residential Care Fac. Rev. Bonds (Westminster-Canterbury on Chesapeake Bay), Series 2023-B-3, 5.375% 9/1/2039		1,075	1,103
			7,766

Washington 3.53%
Central Puget Sound Regional Transit Auth., Sales Tax Improvement and Rev. Ref. Green
Bonds, Series 2015-S-1, 5.00% 11/1/2036 (preref. 11/1/2025)		1,000	1,041
G.O. Bonds, Series 2020-C, 5.00% 2/1/2030		1,035	1,192
G.O. Bonds, Series 2020-A, 5.00% 8/1/2039		650	715
G.O. Bonds, Series 2021-A-2, 5.00% 8/1/2039		1,300	1,455
G.O. Bonds, Series 2023-A, 5.00% 8/1/2044		1,185	1,344
Health Care Facs. Auth., Rev. Bonds (CommonSpirit Health), Series 2019-B-1, 5.00% 8/1/2049 (put 8/1/2024)		1,000	1,001
Health Care Facs. Auth., Rev. Bonds (Multicare Health System), Series 2015-B, 5.00% 8/15/2025		500	513
Health Care Facs. Auth., Rev. Bonds (Providence St. Joseph Health), Series 2014-C, 5.00% 10/1/2044		500	503
Health Care Facs. Auth., Rev. Bonds (Seattle Cancer Care Alliance), Series 2021, 4.00% 12/1/2040[1]		1,000	990
Health Care Facs. Auth., Rev. Bonds (Virginia Mason Medical Center), Series 2017, 5.00% 8/15/2037		355	363
Housing Fin. Commission, Multi Family Housing Rev. Bonds (Ardea at Totem Lake Apartments Project), Series 2023, 5.00% 12/1/2043 (put 2/1/2027)		800	831
Housing Fin. Commission, Municipal Certs., Series 2021-1, 3.50% 12/20/2035		481	459
Housing Fin. Commission, Municipal Certs., Series 2023-1, 1.448% 4/20/2037		1,713	191
Housing Fin. Commission, Municipal Certs., Series 2023-1, 3.375% 4/20/2037		1,423	1,288
Housing Fin. Commission, Nonprofit Housing Rev. and Rev. Ref. Bonds, (Emerald Heights Project), Series 2023-B-1, 4.75% 7/1/2027		40	40
Housing Fin. Commission, Single Family Program Bonds, Series 2018-1-N, 4.00% 12/1/2048		375	374
Housing Fin. Commission, Single Family Program Bonds, Series 2020-2-N, 3.00% 12/1/2050		560	546
County of King, Convention Center Public Facs. Dist., Lodging Tax Green Notes, Series 2021, 4.00% 7/1/2031		750	748
County of King, Unlimited Tax G.O. Bonds, Series 2023, 5.00% 12/1/2042		1,500	1,735

58	Capital Group Fixed Income ETF Trust

Capital Group Municipal Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Washington (continued)
Mercer Island School Dist. No. 400, Unlimited Tax G.O. Bonds, Series 2015, 3.00% 12/1/2024	USD	750	$749
Pasco School Dist. No. 1, Unlimited Tax G.O. Improvement and Rev. Ref. Bonds, Series 2023, 4.25% 12/1/2042		1,000	1,045
Port of Seattle, Industrial Dev. Corp., Special Facs. Rev. Ref. Bonds (Delta Air Lines, Inc. Project), Series 2012, AMT, 5.00% 4/1/2030		500	500
Various Purpose G.O. Rev. Ref. Bonds, Series 2021-A-1, 5.00% 8/1/2035		530	609
			18,232

West Virginia 0.45%
Econ. Dev. Auth., Solid Waste Disposal Facs. Rev. Bonds (Arch Resources Project), Series 2021, AMT, 4.125% 7/1/2045 (put 7/1/2025)		500	497
Econ. Dev. Auth., Solid Waste Disposal Facs. Rev. Bonds (Arch Resources Project), Series 2020, AMT, 5.00% 7/1/2045 (put 7/1/2025)		500	502
Econ. Dev. Auth., Solid Waste Disposal Facs. Rev. Ref. Bonds (Kentucky Power Co. - Mitchell Project), Series 2014-A, AMT, 4.70% 4/1/2036 (put 6/17/2026)		400	402
Hospital Fin. Auth., Hospital Rev. Ref. and Improvement Rev. Bonds (Vandalia Health Group), Series 2023-B, 6.00% 9/1/2048		800	914
			2,315

Wisconsin 1.73%
Environmental Improvement Fund, Rev. Bonds, Series 2017-A, 5.00% 6/1/2032 (preref. 6/1/2025)		1,000	1,032
G.O. Bonds, Series 2020, 5.00% 5/1/2034		1,130	1,278
Health and Educational Facs. Auth., Rev. Bonds (Advocate Aurora Health Care Credit Group), Series 2018-C-3, 5.00% 8/15/2054 (put 6/24/2026)		655	684
Health and Educational Facs. Auth., Rev. Bonds (Ascension Health Alliance Senior Credit Group), Series 2013-B-1, 4.00% 11/15/2043		750	734
Health and Educational Facs. Auth., Rev. Bonds (Hope Christian Schools Obligated Group), Series 2021, 3.00% 12/1/2031		450	380
Health and Educational Facs. Auth., Rev. Ref. Bonds (ProHealth Care, Inc. Obligated Group), Series 2015, 5.00% 8/15/2039		1,000	1,000
Public Fin. Auth., Air Cargo Rev. Bonds (AFCO Obligated Group), Series 2023, AMT, 5.00% 7/1/2025		265	268
Public Fin. Auth., Project Rev. Bonds (CFP3 - Eastern Michigan University Student Housing Project), Series 2022-A-1, BAM insured, 5.00% 7/1/2030		700	791
Public Fin. Auth., Retirement Community Rev. Bonds (Lifespace Communities, Inc.), Series 2020-A, 4.00% 11/15/2037		600	579
Public Fin. Auth., Retirement Community Rev. Bonds (Lifespace Communities, Inc.), Series 2020-A, 5.00% 11/15/2041		500	516
Public Fin. Auth., Rev. Ref. Bonds (Celanese Corp.), Series 2016-C, AMT, 4.30% 11/1/2030		775	754
Public Fin. Auth., Special Rev. Bonds (Candela Project), Series 2023, 6.125% 12/15/2029[1]		500	499
Public Fin. Auth., Student Housing Rev. Bonds (CHF-Manoa, LLC UH Residences for Graduate Students), Series 2023-A, 5.25% 7/1/2038[1]		415	429
			8,944

Total bonds, notes & other debt instruments (cost: $466,012,000)			482,134

Capital Group Fixed Income ETF Trust	59

Capital Group Municipal Income ETF (continued)

Short-term securities 6.57%	Principal amount (000)		Value (000)
Municipals 6.57%
State of Arizona, City of Phoenix, Industrial Dev. Auth., Solid Waste Disposal Rev. Ref. Bonds (Republic Services, Inc. Project), Series 2013, AMT, 4.90% 12/1/2035 (put 02/01/2024)	USD	1,250	$1,250
State of Kentucky, Econ. Dev. Fin. Auth., Healthcare Facs. Rev. Ref. Bonds (Republic Services, Inc. Project), Series 2010-A, AMT, 4.50% 4/1/2031 (put 3/1/2024)		1,000	1,000
State of Louisiana, Public Facs. Auth., Rev. Bonds (Air Products and Chemicals Project), Series 2008-A, 4.05% 8/1/2043		7,515	7,515
State of Mississippi, Business Fin. Corp., Gulf Opportunity Zone Industrial Dev. Rev. Bonds (Chevron U.S.A., Inc. Project), Series 2007-D, 3.95% 12/1/2030		1,500	1,500
State of Mississippi, Business Fin. Corp., Gulf Opportunity Zone Industrial Dev. Rev. Bonds (Chevron U.S.A., Inc. Project), Series 2011-F, 3.95% 11/1/2035		1,000	1,000
State of Missouri, Health and Educational Facs. Auth., Demand Educational Facs. Rev. Bonds (Washington University), Series 2003-B, 3.85% 2/15/2033		1,000	1,000
State of Nevada, Dept. of Business and Industry, Rev. Bonds (Brightline West Passenger Rail Project), Series 2020-A, AMT, 3.70% 1/1/2050 (put 1/31/2024)[1]		200	200
State of New York, New York City Transitional Fin. Auth., Future Tax Secured Bonds, Series 2015-E-4, 4.00% 2/1/2045		2,500	2,500
State of New York, New York City Transitional Fin. Auth., Future Tax Secured Bonds, Series 2016-A-4, 4.00% 8/1/2041		2,100	2,100
State of New York, Triborough Bridge and Tunnel Auth., General Rev. Bonds, Series 2001-C, 4.10% 1/1/2032		5,000	5,000
State of Pennsylvania, Econ. Dev. Fncg. Auth., Solid Waste Disposal Rev. Bonds (Republic Services, Inc. Project), Series 2014, AMT, 4.30% 6/1/2044 (put 10/2/2023)		750	750
State of Pennsylvania, Econ. Dev. Fncg. Auth., Solid Waste Disposal Rev. Bonds (Waste Management, Inc. Project), Series 2013, AMT, 4.875% 8/1/2045 (put 2/1/2024)		650	650
State of Tennessee, City of Clarksville, Public Building Auth., Pooled Fncg. Rev. Bonds, Series 2003, Bank of America LOC, 4.08% 1/1/2033		800	800
State of Tennessee, County of Montgomery, Public Building Auth., Pooled Fncg. Rev. Bonds (Tennessee County Loan Pool), Series 2002, Bank of America LOC, 4.09% 4/1/2032		2,000	2,000
State of Texas, Harris County Industrial Dev. Corp., Pollution Control Rev. Bonds (Exxon Project), Series 1984-A, 3.95% 3/1/2024		4,500	4,500
State of Virginia, College Building Auth., Educational Facs. Rev. Bonds (University of Richmond Project), Series 2006, 3.90% 11/1/2036		2,200	2,200
			33,965

Total short-term securities (cost: $33,965,000)			33,965
Total investment securities 99.86% (cost: $499,977,000)			516,099
Other assets less liabilities 0.14%			714

Net assets 100.00%			$516,813

60	Capital Group Fixed Income ETF Trust

Capital Group Municipal Income ETF (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)		Value and unrealized appreciation (depreciation) at 12/31/2023 (000)
2 Year U.S. Treasury Note Futures	Long	310	3/28/2024	USD	63,833	$448
10 Year Ultra U.S. Treasury Note Futures	Short	134	3/19/2024		(15,814)	(514)
						$(66)

[1]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $29,334,000, which represented 5.68% of the net assets of the fund.
[2]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[3]	Step bond; coupon rate may change at a later date.

Key to abbreviation(s)
Agcy. = Agency
AMT = Alternative Minimum Tax
Assn. = Association
Auth. = Authority
Certs. = Certificates
CME = CME Group
Dept. = Department
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
preref. = Prerefunded
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue
SOFR = Secured Overnight Financing Rate
USD = U.S. dollars

Refer to the notes to financial statements.

Capital Group Fixed Income ETF Trust	61

Capital Group Short Duration Income ETF

Investment portfolio December 31, 2023

Portfolio by type of security	Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	.38%
AAA/Aaa	39.22
AA/Aa	13.19
A/A	23.13
BBB/Baa	22.46
Below investment grade	.07
Short-term securities & other assets less liabilities	1.55
*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the U.S. government.

Bonds, notes & other debt instruments 98.45%	Principal amount (000)		Value (000)
Corporate bonds, notes & loans 46.69%
Financials 19.31%
AerCap Ireland Capital DAC 1.75% 10/29/2024	USD	995	$961
AerCap Ireland Capital DAC 5.75% 6/6/2028		350	359
AIB Group PLC 6.608% 9/13/2029 (USD-SOFR + 2.33% on 9/13/2028)[1,2]		300	316
American Express Co. 3.375% 5/3/2024		360	357
American Express Co. 2.50% 7/30/2024		300	295
American Express Co. 2.25% 3/4/2025		825	799
American Express Co. 6.338% 10/30/2026 (USD-SOFR + 1.33% on 10/30/2025)[2]		289	295
Aon Global, Ltd. 3.875% 12/15/2025		843	826
Bank of America Corp. 0.976% 4/22/2025 (USD-SOFR + 0.69% on 4/22/2024)[2]		717	706
Bank of America Corp. 0.981% 9/25/2025 (USD-SOFR + 0.91% on 9/25/2024)[2]		3,905	3,770
Bank of America Corp. 1.319% 6/19/2026 (USD-SOFR + 1.15% on 6/19/2025)[2]		1,318	1,241
Bank of America Corp. 5.08% 1/20/2027 (USD-SOFR + 1.29% on 1/20/2026)[2]		600	599
Bank of America Corp. 4.948% 7/22/2028 (USD-SOFR + 2.04% on 7/22/2027)[2]		350	350
Bank of America Corp. 5.202% 4/25/2029 (USD-SOFR + 1.63% on 4/25/2028)[2]		650	654
Bank of New York Mellon Corp. 4.414% 7/24/2026 (USD-SOFR + 1.345% on 7/24/2025)[2]		505	500
Bank of Nova Scotia (The) 4.75% 2/2/2026		300	299
Barclays PLC 6.49% 9/13/2029 (USD-SOFR + 2.22% on 9/13/2028)[2]		700	730
BNP Paribas SA 3.375% 1/9/2025[1]		355	348
BPCE SA 1.625% 1/14/2025[1]		400	386
BPCE SA 6.612% 10/19/2027 (USD-SOFR + 1.98% on 10/19/2026)[1,2]		1,100	1,133
CaixaBank, SA 6.684% 9/13/2027 (USD-SOFR + 2.08% on 9/13/2026)[1,2]		400	410
Capital One Financial Corp. 3.75% 4/24/2024		5	5
Capital One Financial Corp. 3.20% 2/5/2025		470	459
Capital One Financial Corp. 4.25% 4/30/2025		755	744
Charles Schwab Corp. (The) 5.875% 8/24/2026		225	231
Charles Schwab Corp. (The) 5.643% 5/19/2029 (USD-SOFR + 2.21% on 5/19/2028)[2]		115	118
Citibank, NA 5.803% 9/29/2028		1,500	1,567
Citigroup, Inc. 0.981% 5/1/2025 (USD-SOFR + 0.669% on 5/1/2024)[2]		2,850	2,802
Citigroup, Inc. 1.281% 11/3/2025 (USD-SOFR + 0.528% on 11/3/2024)[2]		525	505
Corebridge Financial, Inc. 3.50% 4/4/2025		638	623
Deutsche Bank AG 7.146% 7/13/2027 (USD-SOFR + 2.52% on 7/13/2026)[2]		150	156

62	Capital Group Fixed Income ETF Trust

Capital Group Short Duration Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Deutsche Bank AG 6.819% 11/20/2029 (USD-SOFR + 2.51% on 11/20/2028)[2]	USD	400	$421
Fifth Third Bancorp 6.339% 7/27/2029 (USD-SOFR + 2.34% on 7/27/2028)[2]		95	99
Global Payments, Inc. 2.65% 2/15/2025		865	839
Goldman Sachs Group, Inc. 5.70% 11/1/2024		2,115	2,121
Goldman Sachs Group, Inc. 3.50% 4/1/2025		2,251	2,202
Goldman Sachs Group, Inc. 6.484% 10/24/2029 (USD-SOFR + 1.77% on 10/24/2028)[2]		425	451
HSBC Holdings PLC 5.887% 8/14/2027 (USD-SOFR + 1.57% on 8/14/2026)[2]		1,750	1,775
HSBC Holdings PLC 6.161% 3/9/2029 (USD-SOFR + 1.97% on 3/9/2028)[2]		425	439
HSBC USA, Inc. 5.625% 3/17/2025		1,132	1,138
ING Groep NV 6.083% 9/11/2027 (USD-SOFR + 1.56% on 9/11/2026)[2]		300	306
Intercontinental Exchange, Inc. 3.65% 5/23/2025		420	412
Intercontinental Exchange, Inc. 4.00% 9/15/2027		125	123
JPMorgan Chase & Co. 0.824% 6/1/2025 (USD-SOFR + 0.54% on 6/1/2024)[2]		2,350	2,300
JPMorgan Chase & Co. 1.561% 12/10/2025 (USD-SOFR + 0.605% on 12/10/2024)[2]		3,295	3,173
JPMorgan Chase & Co. 4.08% 4/26/2026 (USD-SOFR + 1.32% on 4/26/2025)[2]		2,272	2,236
JPMorgan Chase & Co. 5.299% 7/24/2029 (USD-SOFR + 1.45% on 7/24/2028)[2]		250	254
JPMorgan Chase & Co. 6.087% 10/23/2029 (USD-SOFR + 1.57% on 10/23/2028)[2]		400	421
Lloyds Banking Group PLC 3.87% 7/9/2025 (1-year UST Yield Curve Rate T Note Constant Maturity + 3.50% on 7/9/2024)[2]		400	396
Lloyds Banking Group PLC 5.985% 8/7/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.48% on 8/7/2026)[2]		600	611
Marsh & McLennan Companies, Inc. 3.875% 3/15/2024		1,298	1,293
Metropolitan Life Global Funding I 3.60% 1/11/2024[1]		240	240
Morgan Stanley 0.79% 5/30/2025 (USD-SOFR + 0.525% on 5/30/2024)[2]		1,500	1,467
Morgan Stanley 1.164% 10/21/2025 (USD-SOFR + 0.56% on 10/21/2024)[2]		2,994	2,882
Morgan Stanley 4.754% 4/21/2026		350	350
Morgan Stanley 5.164% 4/20/2029 (USD-SOFR + 1.59% on 4/20/2028)[2]		125	126
Morgan Stanley 5.449% 7/20/2029 (USD-SOFR + 1.63% on 7/20/2028)[2]		475	484
Morgan Stanley 6.407% 11/1/2029 (USD-SOFR + 1.83% on 11/1/2028)[2]		305	324
Morgan Stanley, Series F, 3.875% 4/29/2024		75	75
Nasdaq, Inc. 5.65% 6/28/2025		675	682
PNC Financial Services Group, Inc. 5.671% 10/28/2025 (USD-SOFR + 1.09% on 10/28/2024)[2]		788	788
PNC Financial Services Group, Inc. 4.758% 1/26/2027 (USD-SOFR + 1.085% on 1/26/2026)[2]		650	645
PNC Financial Services Group, Inc. 6.615% 10/20/2027 (USD-SOFR + 1.73% on 10/20/2026)[2]		660	685
PNC Financial Services Group, Inc. 5.582% 6/12/2029 (USD-SOFR + 1.841% on 6/12/2028)[2]		108	110
PRICOA Global Funding I 1.15% 12/6/2024[1]		1,088	1,047
Royal Bank of Canada 5.66% 10/25/2024		310	311
Royal Bank of Canada 4.95% 4/25/2025		300	300
Royal Bank of Canada 4.875% 1/12/2026		530	532
State Street Corp. 5.82% 11/4/2028 (USD-SOFR + 1.715% on 11/4/2027)[2]		7	7
Sumitomo Mitsui Financial Group, Inc. 5.716% 9/14/2028		475	492
Swedbank AB 6.136% 9/12/2026[1]		850	867
Toronto-Dominion Bank (The) 0.55% 3/4/2024		250	248
Toronto-Dominion Bank (The) 0.75% 9/11/2025		875	817
Truist Financial Corp. 6.047% 6/8/2027 (USD-SOFR + 2.05% on 6/8/2026)[2]		780	794
Truist Financial Corp. 7.161% 10/30/2029 (USD-SOFR + 2.446% on 10/30/2028)[2]		32	35
U.S. Bancorp 1.45% 5/12/2025		1,133	1,079
UBS Group AG 6.246% 9/22/2029 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.80% on 9/22/2028)[1,2]		350	365
Wells Fargo & Co. 0.805% 5/19/2025 (USD-SOFR + 0.51% on 5/19/2024)[2]		430	422
Wells Fargo & Co. 2.406% 10/30/2025 (3-month USD CME Term SOFR + 1.087% on 10/30/2024)[2]		1,260	1,226
Wells Fargo & Co. 4.808% 7/25/2028 (USD-SOFR + 1.98% on 7/25/2027)[2]		150	149
Wells Fargo & Co. 5.574% 7/25/2029 (USD-SOFR + 1.74% on 7/25/2028)[2]		550	562
Wells Fargo & Co. 6.303% 10/23/2029 (USD-SOFR + 1.79% on 10/23/2028)[2]		750	791
Wells Fargo Bank, N.A. 5.45% 8/7/2026		800	813
Willis North America, Inc. 3.60% 5/15/2024		914	906
			64,175

Capital Group Fixed Income ETF Trust	63

Capital Group Short Duration Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities 5.24%
CenterPoint Energy Houston Electric, LLC 5.20% 10/1/2028	USD	250	$258
CenterPoint Energy, Inc. 5.25% 8/10/2026		425	429
Consumers Energy Co. 4.90% 2/15/2029		300	306
DTE Electric Co. 3.65% 3/15/2024		117	116
Duke Energy Corp. 5.00% 12/8/2025		330	331
Edison International 4.70% 8/15/2025		2,270	2,243
Edison International 5.25% 11/15/2028		250	252
Entergy Louisiana, LLC 0.95% 10/1/2024		1,480	1,432
Eversource Energy 5.95% 2/1/2029		275	288
Florida Power & Light Co. 3.25% 6/1/2024		125	124
Florida Power & Light Co. 3.125% 12/1/2025		240	233
Florida Power & Light Co. 4.45% 5/15/2026		200	200
Florida Power & Light Co. 5.05% 4/1/2028		200	205
Georgia Power Co. 4.65% 5/16/2028		400	403
Jersey Central Power & Light Co. 4.70% 4/1/2024[1]		835	832
Jersey Central Power & Light Co. 4.30% 1/15/2026[1]		2,292	2,244
NiSource, Inc. 0.95% 8/15/2025		240	224
Oncor Electric Delivery Co., LLC 2.75% 6/1/2024		855	845
Pacific Gas and Electric Co. 3.75% 2/15/2024		220	219
Pacific Gas and Electric Co. 3.45% 7/1/2025		3,380	3,273
Pacific Gas and Electric Co. 6.10% 1/15/2029		232	240
Public Service Electric and Gas Co. 3.00% 5/15/2025		360	352
Southern California Edison Co. 4.20% 6/1/2025		1,115	1,103
Southern California Edison Co. 4.90% 6/1/2026		150	151
Southern California Edison Co. 5.85% 11/1/2027		105	110
Southwestern Public Service Co. 3.30% 6/15/2024		130	129
Virginia Electric & Power 3.45% 2/15/2024		20	20
Virginia Electric & Power 3.10% 5/15/2025		530	517
WEC Energy Group, Inc. 5.60% 9/12/2026		325	331
			17,410

Health care 4.67%
AbbVie, Inc. 2.60% 11/21/2024		1,630	1,593
Amgen, Inc. 3.625% 5/22/2024		65	64
Amgen, Inc. 1.90% 2/21/2025		870	840
Amgen, Inc. 5.507% 3/2/2026		885	885
Amgen, Inc. 5.15% 3/2/2028		562	576
AstraZeneca Finance, LLC 0.70% 5/28/2024		70	69
Baxter International, Inc. 1.322% 11/29/2024		2,527	2,435
Bayer US Finance, LLC 6.25% 1/21/2029[1]		320	327
Becton, Dickinson and Co. 3.363% 6/6/2024		290	287
Becton, Dickinson and Co. 3.734% 12/15/2024		420	414
Boston Scientific Corp. 3.45% 3/1/2024		240	239
Boston Scientific Corp. 1.90% 6/1/2025		750	718
CVS Health Corp. 2.625% 8/15/2024		350	344
CVS Health Corp. 5.00% 2/20/2026		500	502
CVS Health Corp. 5.00% 1/30/2029		210	214
Elevance Health, Inc. 3.35% 12/1/2024		245	241
Elevance Health, Inc. 2.375% 1/15/2025		540	525
GE HealthCare Technologies, Inc. 5.55% 11/15/2024		380	380
Gilead Sciences, Inc. 3.70% 4/1/2024		310	309
HCA, Inc. 5.375% 2/1/2025		1,460	1,459
HCA, Inc. 5.20% 6/1/2028		120	121
Humana, Inc. 3.85% 10/1/2024		1,080	1,067
Laboratory Corporation of America Holdings 3.60% 2/1/2025		730	718
Novartis Capital Corp. 3.40% 5/6/2024		55	55
Pfizer Investment Enterprises Pte., Ltd. 4.45% 5/19/2026		400	399
Thermo Fisher Scientific, Inc. 1.215% 10/18/2024		400	387
UnitedHealth Group, Inc. 5.15% 10/15/2025		370	374
			15,542

64	Capital Group Fixed Income ETF Trust

Capital Group Short Duration Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Communication services 3.28%
AT&T, Inc. 0.90% 3/25/2024	USD	1,480	$1,464
Charter Communications Operating, LLC 4.50% 2/1/2024		620	619
Charter Communications Operating, LLC 4.908% 7/23/2025		2,755	2,730
Charter Communications Operating, LLC 6.15% 11/10/2026		750	767
Comcast Corp. 5.25% 11/7/2025		210	212
Netflix, Inc. 5.875% 2/15/2025		1,265	1,276
T-Mobile USA, Inc. 3.50% 4/15/2025		1,370	1,342
T-Mobile USA, Inc. 4.80% 7/15/2028		175	177
Verizon Communications, Inc. 3.50% 11/1/2024		195	192
Verizon Communications, Inc. 3.376% 2/15/2025		572	562
WarnerMedia Holdings, Inc. 3.528% 3/15/2024		1,195	1,182
WarnerMedia Holdings, Inc. 3.788% 3/15/2025		390	382
			10,905

Industrials 3.10%
Boeing Co. 2.80% 3/1/2024		125	124
Boeing Co. 4.875% 5/1/2025		2,065	2,056
Boeing Co. 2.196% 2/4/2026		1,485	1,403
Burlington Northern Santa Fe, LLC 3.40% 9/1/2024		225	222
Canadian Pacific Railway Co. 1.35% 12/2/2024		1,057	1,020
Carrier Global Corp. 2.242% 2/15/2025		685	664
Carrier Global Corp. 5.80% 11/30/2025[1]		1,050	1,064
CSX Corp. 3.40% 8/1/2024		607	600
Eaton Corp. 6.50% 6/1/2025		65	66
Ingersoll-Rand, Inc. 5.40% 8/14/2028		260	268
L3Harris Technologies, Inc. 5.40% 1/15/2027		350	357
Lockheed Martin Corp. 4.95% 10/15/2025		440	444
Northrop Grumman Corp. 2.93% 1/15/2025		665	650
RTX Corp. 3.95% 8/16/2025		500	493
RTX Corp. 5.75% 11/8/2026		450	463
RTX Corp. 5.75% 1/15/2029		300	314
Union Pacific Corp. 3.646% 2/15/2024		95	95
			10,303

Energy 2.57%
Canadian Natural Resources, Ltd. 3.80% 4/15/2024		530	527
Canadian Natural Resources, Ltd. 2.05% 7/15/2025		586	559
Chevron Corp. 2.895% 3/3/2024		45	45
Chevron USA, Inc. 0.687% 8/12/2025		400	376
Columbia Pipelines Holding Co., LLC 6.042% 8/15/2028[1]		350	361
ConocoPhillips Co. 2.125% 3/8/2024		200	199
Continental Resources, Inc. 3.80% 6/1/2024		70	69
Enbridge, Inc. 5.90% 11/15/2026		450	462
Enbridge, Inc. 6.00% 11/15/2028		300	315
Energy Transfer, LP 5.875% 1/15/2024		125	125
Energy Transfer, LP 3.90% 5/15/2024		945	938
Energy Transfer, LP 6.10% 12/1/2028		438	461
EQT Corp. 6.12% 2/1/2025[2]		732	736
Exxon Mobil Corp. 2.002% 8/16/2024		130	128
Exxon Mobil Corp. 2.992% 3/19/2025		485	475
MPLX, LP 4.875% 12/1/2024		636	633
ONEOK, Inc. 2.75% 9/1/2024		165	162
ONEOK, Inc. 5.55% 11/1/2026		490	499
ONEOK, Inc. 5.65% 11/1/2028		620	642
Shell International Finance BV 3.25% 5/11/2025		515	505
TotalEnergies Capital International SA 3.75% 4/10/2024		45	45
Williams Companies, Inc. 5.30% 8/15/2028		275	282
			8,544

Capital Group Fixed Income ETF Trust	65

Capital Group Short Duration Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer staples 2.50%
7-Eleven, Inc. 0.80% 2/10/2024[1]	USD	395	$393
Altria Group, Inc. 2.35% 5/6/2025		800	772
Anheuser-Busch Companies, LLC 3.65% 2/1/2026		246	241
BAT Capital Corp. 3.222% 8/15/2024		1,140	1,122
BAT International Finance PLC 5.931% 2/2/2029		300	312
Conagra Brands, Inc. 4.30% 5/1/2024		1,430	1,423
Constellation Brands, Inc. 5.00% 2/2/2026		300	299
Constellation Brands, Inc. 4.35% 5/9/2027		290	288
J. M. Smucker Co. (The) 5.90% 11/15/2028		289	304
Philip Morris International, Inc. 2.875% 5/1/2024		40	40
Philip Morris International, Inc. 5.125% 11/15/2024		370	370
Philip Morris International, Inc. 5.00% 11/17/2025		915	919
Philip Morris International, Inc. 4.875% 2/13/2026		475	477
Philip Morris International, Inc. 5.25% 9/7/2028		250	257
Reynolds American, Inc. 4.45% 6/12/2025		1,110	1,098
			8,315

Consumer discretionary 2.01%
Ford Motor Credit Co., LLC 5.125% 6/16/2025		2,000	1,976
Ford Motor Credit Co., LLC 6.95% 6/10/2026		675	693
Ford Motor Credit Co., LLC 6.798% 11/7/2028		200	209
General Motors Financial Co., Inc. 1.20% 10/15/2024		900	869
General Motors Financial Co., Inc. 2.75% 6/20/2025		60	58
General Motors Financial Co., Inc. 5.40% 4/6/2026		300	302
Hyundai Capital America 1.80% 10/15/2025[1]		590	555
Hyundai Capital America 5.50% 3/30/2026[1]		350	352
Hyundai Capital America 6.10% 9/21/2028[1]		275	286
Hyundai Capital America 6.50% 1/16/2029[1]		53	56
Marriott International, Inc. 3.60% 4/15/2024		770	766
Marriott International, Inc. 5.55% 10/15/2028		250	258
Toyota Motor Credit Corp. 0.50% 6/18/2024		325	317
			6,697

Information technology 1.42%
Apple, Inc. 0.55% 8/20/2025		495	466
Broadcom Corp. 3.625% 1/15/2024		155	155
Broadcom Corp. 3.125% 1/15/2025		245	240
Broadcom, Inc. 3.625% 10/15/2024		222	219
Broadcom, Inc. 3.15% 11/15/2025		660	639
Hewlett Packard Enterprise Co. 5.90% 10/1/2024		914	916
Oracle Corp. 3.40% 7/8/2024		615	608
Oracle Corp. 2.50% 4/1/2025		1,520	1,470
			4,713

Materials 1.30%
Anglo American Capital PLC 3.625% 9/11/2024[1]		1,035	1,019
BHP Billiton Finance (USA), Ltd. 4.875% 2/27/2026		375	377
BHP Billiton Finance (USA), Ltd. 5.10% 9/8/2028		250	257
Celanese US Holdings, LLC 6.35% 11/15/2028		436	458
Dow Chemical Co. (The) 4.55% 11/30/2025		65	64
Glencore Funding, LLC 1.625% 4/27/2026[1]		365	338
International Flavors & Fragrances, Inc. 1.23% 10/1/2025[1]		1,095	1,014
LYB International Finance III, LLC 1.25% 10/1/2025		220	206
Nutrien, Ltd. 5.95% 11/7/2025		29	29
Nutrien, Ltd. 4.90% 3/27/2028		189	191
Sherwin-Williams Co. 4.05% 8/8/2024		370	367
			4,320

66	Capital Group Fixed Income ETF Trust

Capital Group Short Duration Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Real estate 1.29%
Corporate Office Properties, LP 2.25% 3/15/2026	USD	265	$247
Equinix, Inc. 2.625% 11/18/2024		1,385	1,350
Equinix, Inc. 1.00% 9/15/2025		949	886
Prologis, LP 4.875% 6/15/2028		246	249
Public Storage Operating Co. 0.875% 2/15/2026		95	88
Scentre Group Trust 1 3.50% 2/12/2025[1]		640	627
VICI Properties, LP 4.625% 6/15/2025[1]		855	840
			4,287

Total corporate bonds, notes & loans			155,211

Mortgage-backed obligations 33.01%
Federal agency mortgage-backed obligations 13.45%
Fannie Mae Pool #MA5139 6.00% 9/1/2053[3]		12,571	12,767
Uniform Mortgage-Backed Security 5.00% 1/1/2054[3,4]		15,700	15,535
Uniform Mortgage-Backed Security 6.00% 1/1/2054[3,4]		1,000	1,016
Uniform Mortgage-Backed Security 6.50% 1/1/2054[3,4]		15,000	15,373
			44,691

Commercial mortgage-backed securities 10.56%
Banc of America Commercial Mortgage, Inc., Series 2015-UBS7, Class A4, 3.705% 9/15/2048[3]		260	250
Bank Commercial Mortgage Trust, Series 2017-BNK4, Class A3, 3.362% 5/15/2050[3]		819	781
Bank Commercial Mortgage Trust, Series 2017-BNK4, Class A4, 3.625% 5/15/2050[3]		1,127	1,065
Bank Commercial Mortgage Trust, Series 2023-5YR1, Class A3, 6.26% 3/15/2056[3]		495	514
Bank Commercial Mortgage Trust, Series 2019-BN18, Class A4, 3.584% 5/15/2062[3]		414	372
Bank of America Merrill Lynch Large Loan, Inc., Series 2015-200P, Class A, 3.218% 4/14/2033[1,3]		1,000	956
Barclays Commercial Mortgage Securities, LLC, Series 2018-TALL, Class A, ((1-month USD CME Term SOFR + 0.047%) + 0.872%) 6.281% 3/15/2037[1,3]		241	224
Benchmark Mortgage Trust, Series 2018-B2, Class A5, 3.882% 2/15/2051[3]		305	287
Benchmark Mortgage Trust, Series 2018-B3, Class A5, 4.025% 4/10/2051[3]		410	389
Benchmark Mortgage Trust, Series 2018-B3, Class AS, 4.195% 4/10/2051[3]		800	734
BMO Mortgage Trust, Series 2023-5C1, Class A3, 6.534% 8/15/2056[3]		621	655
BOCA Commercial Mortgage Trust, Series 2022-BOCA, Class A, (1-month USD CME Term SOFR + 1.77%) 7.131% 5/15/2039[1,3]		500	498
BX Commercial Mortgage Trust, Series 2019-XL, Class A, (1-month USD CME Term SOFR + 1.034%) 6.396% 10/15/2036[1,3]		67	67
BX Trust, Series 2021-VOLT, Class B, (1-month USD CME Term SOFR + 1.064%) 6.426% 9/15/2036[1,3]		189	184
BX Trust, Series 2021-ACNT, Class A, (1-month USD CME Term SOFR + 0.964%) 6.326% 11/15/2038[1,3]		500	493
BX Trust, Series 2022-AHP, Class A, (1-month USD CME Term SOFR + 0.99%) 6.352% 2/15/2039[1,3]		483	474
BX Trust, Series 2022-PSB, Class A, (1-month USD CME Term SOFR + 2.451%) 7.813% 8/15/2039[1,3]		177	178
BX Trust, Series 2022-PSB, Class C, (1-month USD CME Term SOFR + 3.697%) 9.059% 8/15/2039[1,3]		177	177
BXP Trust, Series 2017-GM, Class A, 3.379% 6/13/2039[1,3]		887	825
Citigroup Commercial Mortgage Trust, Series 2023-PRM3, Class A, 6.36% 7/10/2028[1,3]		750	772
Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 5.82% 6/10/2028[1,3]		361	366
Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class A4, 3.622% 7/10/2047[3]		850	838
Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class A4, 3.635% 10/10/2047[3]		325	319
Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class A4, 3.31% 4/10/2049[3]		270	257
Commercial Mortgage Trust, Series 2015-3BP, Class A, 3.178% 2/10/2035[1,3]		500	475
Commercial Mortgage Trust, Series 2014-CR15, Class A4, 4.074% 2/10/2047[3]		686	685
Commercial Mortgage Trust, Series 2014-CR14, Class AM, 4.526% 2/10/2047[3]		749	718
Commercial Mortgage Trust, Series 2014-CR16, Class A4, 4.051% 4/10/2047[3]		775	769
Commercial Mortgage Trust, Series 2014-CR20, Class A4, 3.59% 11/10/2047[3]		500	490
Commercial Mortgage Trust, Series 2015-PC1, Class A5, 3.902% 7/10/2050[3]		445	433
DC Commercial Mortgage Trust, Series 2023-DC, Class A, 6.314% 9/10/2040[1,3]		490	506
FIVE Mortgage Trust, Series 2023-V1, Class A3, 5.668% 2/10/2056[3]		1,216	1,237

Capital Group Fixed Income ETF Trust	67

Capital Group Short Duration Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
Fontainebleau Miami Beach Trust, CMO, Series 2019-FBLU, Class A, 3.144% 12/10/2036[1,3]	USD	995	$964
FS Commercial Trust, Series 2023-4SZN, Class A, 7.066% 11/10/2039[1,3]		808	841
GS Mortgage Securities Trust, Series 2018-HULA, Class A, (1-month USD CME Term SOFR + 1.223%) 6.396% 7/15/2025[1,3]		457	454
GS Mortgage Securities Trust, Series 2014-GC24, Class A5, 3.931% 9/10/2047[3]		1,257	1,234
Intown 2022-Stay Mortgage Trust, Series 2022-STAY, Class A, (1-month USD CME Term SOFR + 2.489%) 7.812% 8/15/2039[3]		200	201
LUXE Commercial Mortgage Trust, Series 21-TRIP, Class C, (1-month USD CME Term SOFR + 1.864%) 7.23% 10/15/2038[1,3]		250	247
Manhattan West Mortgage Trust, Series 2020-1MW, Class A, 2.13% 9/10/2039[1,3]		857	758
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17, Class A5, 3.741% 8/15/2047[3]		930	917
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class AS, 4.11% 10/15/2047[3]		592	576
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C21, Class A4, 3.338% 3/15/2048[3]		200	194
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class AS, 3.561% 4/15/2048[3]		500	476
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class AS, 4.036% 5/15/2048[3]		500	477
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class A-4, 3.372% 10/15/2048[3]		305	295
Morgan Stanley Capital I Trust, Series 2015-UBS8, Class AS, 4.114% 12/15/2048[3]		550	515
Multifamily Connecticut Avenue Securities, Series 2023-01, Class M7, (30-day Average USD-SOFR + 4.00%) 9.337% 11/25/2053[1,3]		207	210
SFO Commercial Mortgage Trust, Series 2021-555, Class A, (1-month USD CME Term SOFR + 1.264%) 6.63% 5/15/2038 (1-month USD CME Term SOFR + 1.514% on 5/15/2026)[1,2,3]		1,000	938
SFO Commercial Mortgage Trust, Series 2021-555, Class B, (1-month USD CME Term SOFR + 1.614%) 6.976% 5/15/2038[1,3]		362	329
SG Commercial Mortgage Securities Trust, Series 2016-C5, Class A3, 2.779% 10/10/2048[3]		872	829
StorageMart Commercial Mortgage Trust, Series 2022-MINI, Class A, (1-month USD CME Term SOFR + 1.00%) 6.362% 1/15/2039[1,3]		500	490
Wells Fargo Commercial Mortgage Trust, Series 2015-C27, Class A5, 3.451% 2/15/2048[3]		755	730
Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class AS, 3.872% 5/15/2048[3]		500	473
Wells Fargo Commercial Mortgage Trust, Series 2015-C29, Class AS, 4.013% 6/15/2048[3]		500	481
Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class A5, 3.817% 8/15/2050[3]		500	493
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS-2, Class A-5, 3.767% 7/15/2058[3]		1,565	1,508
Wells Fargo Commercial Mortgage Trust, Series 2016-C33, Class A4, 3.426% 3/15/2059[3]		541	517
WF-RBS Commercial Mortgage Trust, Series 2014-C19, Class A5, 4.101% 3/15/2047[3]		404	402
WF-RBS Commercial Mortgage Trust, Series 2014-C19, Class B, 4.723% 3/15/2047[3]		615	609
WF-RBS Commercial Mortgage Trust, Series 2014-C25, Class A5, 3.631% 11/15/2047[3]		852	833
WF-RBS Commercial Mortgage Trust, Series 2014-C22, Class A4, 3.488% 9/15/2057[3]		665	656
WMRK Commercial Mortgage Trust, Series 2022-WMRK, Class A, (1-month USD CME Term SOFR + 2.789%) 8.151% 11/15/2027[1,3]		206	206
WSTN Trust, Series 2023-MAUI, Class B, 7.018% 7/5/2037[1,3]		173	172
WSTN Trust, Series 2023-MAUI, Class C, 7.69% 8/5/2027[1,3]		100	99
			35,112

68	Capital Group Fixed Income ETF Trust

Capital Group Short Duration Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) 9.00%
Arroyo Mortgage Trust, Series 2019-1, Class A1, 3.805% 1/25/2049[1,3]	USD	103	$98
Arroyo Mortgage Trust, Series 2019-2, Class A3, 3.80% 4/25/2049[1,3]		435	412
Arroyo Mortgage Trust, Series 2022-1, Class A1A, 2.495% 12/25/2056 (3.495% on 2/25/2026)[1,2,3]		343	318
BRAVO Residential Funding Trust, Series 2020-RPL1, Class A1, 2.50% 5/26/2059[1,3]		92	88
Cascade Funding Mortgage Trust, Series 2023-HB12, Class A, 4.25% 7/25/2026[1,3]		713	693
CIM Trust, Series 2018-R3, Class A1, 5.00% 12/25/2057[1,3]		74	73
COLT Funding, LLC, Series 2023-1, Class A1, 6.048% 4/25/2068 (7.048% on 4/1/2027)[1,2,3]		1,239	1,244
Connecticut Avenue Securities Trust, Series 2014-C01, Class M2, (30-day Average USD-SOFR + 4.514%) 9.852% 1/25/2024[3]		1,533	1,538
Connecticut Avenue Securities Trust, Series 2014-C02A, Class 1M2, (30-day Average USD-SOFR + 2.714%) 8.052% 5/25/2024[3]		1,517	1,528
Connecticut Avenue Securities Trust, Series 2014-C04, Class 1M2, (30-day Average USD-SOFR + 5.014%) 10.352% 11/25/2024[3]		168	173
Connecticut Avenue Securities Trust, Series 2015-C01, Class 1M2, (30-day Average USD-SOFR + 4.414%) 9.752% 2/25/2025[3]		562	579
Connecticut Avenue Securities Trust, Series 2016-C02, Class 1M2, (30-day Average USD-SOFR + 6.114%) 11.452% 9/25/2028[3]		122	127
Connecticut Avenue Securities Trust, Series 2023-R01, Class 1M1, (30-day Average USD-SOFR + 2.40%) 7.737% 12/25/2042[1,3]		1,371	1,398
Connecticut Avenue Securities Trust, Series 2023-R05, Class 1M1, (30-day Average USD-SOFR + 1.90%) 7.237% 6/25/2043[1,3]		477	480
Connecticut Avenue Securities Trust, Series 2023-R06, Class 1M1, (30-day Average USD-SOFR + 1.70%) 7.037% 7/25/2043[1,3]		518	521
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M3, (30-day Average USD-SOFR + 3.414%) 8.752% 10/25/2027[3]		53	53
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA3, Class M3, (30-day Average USD-SOFR + 4.814%) 10.152% 4/25/2028[3]		74	78
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-DNA1, Class M3, (30-day Average USD-SOFR + 5.664%) 11.002% 7/25/2028[3]		221	234
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-DNA3, Class M3, (30-day Average USD-SOFR + 5.114%) 10.452% 12/25/2028[3]		172	183
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA4, Class M1A, (30-day Average USD-SOFR + 2.20%) 7.537% 5/25/2042[1,3]		193	196
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA5, Class M1A, (30-day Average USD-SOFR + 2.95%) 8.287% 6/25/2042[1,3]		735	755
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA1, Class M2, (30-day Average USD-SOFR + 1.814%) 7.152% 1/25/2050[1,3]		324	325
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA2, Class M2, (30-day Average USD-SOFR + 1.964%) 7.302% 2/25/2050[1,3]		186	188
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA3, Class B1, (30-day Average USD-SOFR + 5.214%) 10.552% 6/27/2050[1,3]		338	371
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA5, Class M2, (30-day Average USD-SOFR + 2.80%) 8.121% 10/25/2050[1,3]		155	157
Imperial Fund Mortgage Trust, Series 2022-NQM7, Class A1, 7.369% 11/25/2067 (8.369% on 11/1/2026)[1,2,3]		574	585
Imperial Fund Mortgage Trust, Series 2023-NQM1, Class A1, 5.941% 2/25/2068 (6.941% on 1/1/2027)[1,2,3]		1,871	1,868
Legacy Mortgage Asset Trust, Series 2020-GS4, Class A1, 3.25% 2/25/2060[1,3]		1,304	1,304
Legacy Mortgage Asset Trust, Series 2020-GS3, Class A1, 6.25% 5/25/2060 (7.25% on 4/25/2024)[1,2,3]		1,118	1,118
Mill City Mortgage Trust, Series 2019-GS2, Class A1, 2.75% 8/25/2059[1,3]		353	335
Mill City Mortgage Trust, Series 2019-1, Class A1, 3.25% 10/25/2069[1,3]		159	153
New Residential Mortgage Loan Trust, Series 2019-RPL3, Class A1, 2.75% 7/25/2059[1,3]		731	691
New Residential Mortgage Loan Trust, Series 2020-RPL1, Class A1, 2.75% 11/25/2059[1,3]		266	250
NewRez Warehouse Securitization Trust, Series 2021-1, Class B, (1-month USD CME Term SOFR + 1.014%) 6.37% 5/25/2055[1,3]		1,300	1,299
Onslow Bay Financial Mortgage Loan Trust, Series 2022-NQM9, Class A1A, 6.45% 9/25/2062 (7.45% on 11/1/2026)[1,2,3]		883	893
Onslow Bay Financial Mortgage Loan Trust, Series 2023-NQM1, Class A1, 6.12% 11/25/2062 (7.12% on 12/1/2026)[1,2,3]		589	593

Capital Group Fixed Income ETF Trust	69

Capital Group Short Duration Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)
Onslow Bay Financial Mortgage Loan Trust, Series 2023-NQM4, Class A1, 6.113% 3/25/2063 (7.113% on 5/1/2027)[1,2,3]	USD	661	$666
Progress Residential Trust, Series 2022-SFR3, Class A, 3.20% 4/17/2039[1,3]		494	463
Towd Point Mortgage Trust, Series 2015-4, Class M2, 3.75% 4/25/2055[1,3]		103	101
Towd Point Mortgage Trust, Series 2016-2, Class M1, 3.00% 8/25/2055[1,3]		450	434
Towd Point Mortgage Trust, Series 2017-1, Class A1, 2.75% 10/25/2056[1,3]		28	28
Towd Point Mortgage Trust, Series 2017-1, Class A2, 3.50% 10/25/2056[1,3]		300	293
Towd Point Mortgage Trust, Series 2017-2, Class A4, 3.493% 4/25/2057[1,3]		661	641
Towd Point Mortgage Trust, Series 2017-3, Class A1, 2.75% 7/25/2057[1,3]		275	271
Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.75% 10/25/2057[1,3]		534	513
Towd Point Mortgage Trust, Series 2018-1, Class A1, 3.00% 1/25/2058[1,3]		439	427
Towd Point Mortgage Trust, Series 2019-1, Class A1, 3.75% 3/25/2058[1,3]		523	501
Towd Point Mortgage Trust, Series 2019-2, Class A1, 3.746% 12/25/2058[1,3]		520	499
Towd Point Mortgage Trust, Series 2023-1, Class A1, 3.75% 1/25/2063[1,3]		1,162	1,104
Tricon Residential Trust, Series 2023-SFR1, Class A, 5.10% 7/17/2040[1,3]		372	368
Tricon Residential Trust, Series 2023-SFR2, Class A, 5.00% 12/17/2028[1,3]		905	893
Verus Securitization Trust, Series 2023-1, Class A1, 5.85% 12/25/2067 (6.85% on 1/1/2027)[1,2,3]		642	642
Verus Securitization Trust, Series 2023-3, Class A1, 5.93% 3/25/2068 (6.93% on 4/1/2027)[1,2,3]		283	283
Verus Securitization Trust, Series 2023-5, Class A5, 6.476% 6/25/2068 (7.476% on 6/1/2027)[1,2,3]		876	885
			29,911

Total mortgage-backed obligations			109,714

Asset-backed obligations 18.37%
ACHV ABS Trust, Series 2023-3PL, Class A, 6.60% 8/19/2030[1,3]		42	42
Affirm Asset Securitization Trust, Series 2022-X1, Class A, 1.75% 2/15/2027[1,3]		391	385
Affirm Asset Securitization Trust, Series 2023-A, Class A, 6.61% 1/18/2028[1,3]		597	601
Affirm, Inc., Series 2023-B, Class A, 6.82% 9/15/2028[1,3]		457	464
Affirm, Inc., Series 2023-X1, Class A, 7.11% 11/15/2028[1,3]		400	401
AGL CLO, Ltd., Series 2023-24, Class A1, (3-month USD CME Term SOFR + 2.00%) 7.378% 7/25/2036[1,3]		464	467
Ally Auto Receivables Trust, Series 2023, Class A2, 6.15% 1/17/2034[1,3]		688	689
American Credit Acceptance Receivables Trust, Series 2022-4, Class A, 6.20% 5/13/2026[1,3]		12	12
American Money Management Corp., CLO, Series 2016-18, Class AR, (3-month USD CME Term SOFR + 1.362%) 6.741% 5/26/2031[1,3]		198	198
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2, Class A, 2.02% 2/20/2027[1,3]		350	327
Avis Budget Rental Car Funding (AESOP), LLC, Series 2022-5, Class A, 6.12% 4/20/2027[1,3]		118	120
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-2, Class A, 5.20% 10/20/2027[1,3]		779	781
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-2, Class B, 6.03% 10/20/2027[1,3]		290	292
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-3A, Class A, 5.44% 2/22/2028[1,3]		396	400
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-5, Class A, 5.78% 4/20/2028[1,3]		259	263
Bank of America Credit Card Trust, Series 2023-A2, Class A2, 4.98% 11/15/2028[3]		2,342	2,371
Bankers Healthcare Group Securitization Trust, Series 2021-A, Class A, 1.42% 11/17/2033[1,3]		588	554
Birch Grove CLO, Ltd., Series 2023-6, Class A1, (3-month USD CME Term SOFR + 2.20%) 7.489% 7/20/2035[1,3]		494	496
Carvana Auto Receivables Trust, Series 2023-N3, Class A, 6.41% 9/10/2027[1,3]		515	517
Carvana Auto Receivables Trust, Series 2023-P3, Class A3, 5.82% 8/10/2028[1,3]		206	209
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060[1,3]		1,349	1,248
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 3/15/2061[1,3]		1,079	966
Chesapeake Funding II, LLC, Series 2023-2, Class A1, 6.16% 10/15/2035[1,3]		498	503
Citibank Credit Card Issuance Trust, Series 2023-A1, Class A1, 5.23% 12/8/2027[3]		926	934

70	Capital Group Fixed Income ETF Trust

Capital Group Short Duration Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Citizens Auto Receivables Trust, Series 2023-2, Class A3, 5.83% 2/15/2028[1,3]	USD	572	$580
Citizens Auto Receivables Trust, Series 2023-2, Class A4, 5.74% 10/15/2030[1,3]		680	695
CLI Funding VI, LLC, Series 2020-2A, Class A, 2.03% 9/15/2045[1,3]		404	362
CLI Funding VIII, LLC, Series 2022-1, Class A, 2.72% 1/18/2047[1,3]		1,123	994
CPS Auto Receivables Trust, Series 2023-A, Class A, 5.54% 3/16/2026[1,3]		247	247
CPS Auto Receivables Trust, Series 2023-A, Class B, 5.47% 11/16/2026[1,3]		656	653
CPS Auto Receivables Trust, Series 2021-B, Class C, 1.23% 3/15/2027[1,3]		110	109
CPS Auto Receivables Trust, Series 2023-C, Class B, 5.98% 6/15/2027[1,3]		918	924
CPS Auto Receivables Trust, Series 2023-A, Class C, 5.54% 4/16/2029[1,3]		933	925
CPS Auto Receivables Trust, Series 2023-C, Class C, 6.27% 10/15/2029[1,3]		465	469
DriveTime Auto Owner Trust, Series 2020-3A, Class C, 1.47% 6/15/2026[1,3]		121	120
DriveTime Auto Owner Trust, Series 2021-1A, Class D, 1.16% 11/16/2026[1,3]		920	880
DriveTime Auto Owner Trust, Series 2023-1, Class C, 5.55% 10/16/2028[1,3]		1,063	1,054
Dryden Senior Loan Fund, CLO, Series 2017-47A, Class A1R, (3-month USD CME Term SOFR + 1.242%) 6.635% 4/15/2028[1,3]		300	300
Dryden Senior Loan Fund, CLO, Series 2015-37, Class AR, (3-month USD CME Term SOFR + 1.362%) 6.755% 1/15/2031[1,3]		252	252
Dryden Senior Loan Fund, CLO, Series 2018-57, Class A, (3-month USD CME Term SOFR + 1.272%) 6.651% 5/15/2031[1,3]		290	290
Elmwood CLO 18, Ltd., Series 2022-5, Class AR, (3-month USD CME Term SOFR + 1.65%) 7.053% 7/17/2033[1,3]		1,000	1,001
Exeter Automobile Receivables Trust, Series 2022-6, Class A2, 5.73% 11/17/2025[3]		2	2
Exeter Automobile Receivables Trust, Series 2021-2, Class C, 0.98% 6/15/2026[3]		216	214
Exeter Automobile Receivables Trust, Series 2022-6, Class B, 6.03% 8/16/2027[3]		77	77
Exeter Automobile Receivables Trust, Series 2023-3, Class B, 6.11% 9/15/2027[3]		307	308
Exeter Automobile Receivables Trust, Series 2023-4, Class B, 6.31% 10/15/2027[3]		797	803
Exeter Automobile Receivables Trust, Series 2023-1, Class C, 5.82% 2/15/2028[3]		1,000	997
Exeter Automobile Receivables Trust, Series 2022-6, Class C, 6.32% 5/15/2028[3]		193	194
Exeter Automobile Receivables Trust, Series 2023-4, Class C, 6.51% 8/15/2028[3]		797	807
Exeter Automobile Receivables Trust, Series 2023-1, Class D, 6.69% 6/15/2029[3]		240	242
First National Master Note Trust, Series 2023-1, Class A, 5.13% 4/16/2029[3]		592	594
First National Master Note Trust, Series 2023-2, Class A, 5.77% 9/17/2029[3]		668	683
FirstKey Homes Trust, Series 2022-SFR2, Class A, 4.145% 5/17/2039[1,3]		497	477
Flagship Credit Auto Trust, Series 2022-4, Class A2, 6.15% 9/15/2026[1,3]		104	105
Flagship Credit Auto Trust, Series 2023-3, Class A3, 5.44% 4/17/2028[1,3]		141	141
Flagship Credit Auto Trust, Series 2023-3, Class B, 5.64% 7/16/2029[1,3]		399	402
Global SC Finance VII SRL, Series 2020-2A, Class A, 2.26% 11/19/2040[1,3]		434	399
Global SC Finance VII SRL, Series 2021-2A, Class A, 1.95% 8/17/2041[1,3]		974	875
GLS Auto Receivables Trust, Series 2023-4, Class A2, 6.40% 12/15/2026[1,3]		1,000	1,004
GLS Auto Receivables Trust, Series 2023-3, Class B, 5.89% 1/18/2028[1,3]		1,000	1,005
GLS Auto Receivables Trust, Series 2023-3, Class C, 6.01% 5/15/2029[1,3]		151	153
GM Financial Revolving Receivables Trust, Series 2023-2, Class A, 5.77% 8/11/2036[1,3]		773	807
GoldenTree Loan Opportunities X, Ltd., Series 2015-10, Class AR, (3-month USD CME Term SOFR + 1.382%) 6.797% 7/20/2031[1,3]		766	766
GoldenTree Loan Opportunities XI, Ltd., CLO, Series 2015-11A, Class AR2, (3-month USD CME Term SOFR + 1.332%) 6.727% 1/18/2031[1,3]		146	146
GT Loan Financing, Ltd., Series 2013-1, Class AR, (3-month USD CME Term SOFR + 1.362%) 6.752% 7/28/2031[1,3]		441	441
HalseyPoint CLO II, Ltd., Series 2020-2A, Class A1, (3-month USD CME Term SOFR + 2.122%) 7.537% 7/20/2031[1,3]		223	223
Hertz Vehicle Financing III, LLC, Series 2022-1A, Class A, 1.99% 6/25/2026[1,3]		350	335
Hertz Vehicle Financing III, LLC, Series 2023-1, Class A, 5.49% 6/25/2027[1,3]		1,000	1,005
Hertz Vehicle Financing III, LLC, Series 2023-1, Class 1D, 9.13% 6/25/2027[1,3]		250	252
Hertz Vehicle Financing III, LLC, Series 2022-2, Class D, 5.16% 6/26/2028[1,3]		250	225
Juniper Valley Park CLO, Ltd., Series 2023-1, Class A1, (3-month USD CME Term SOFR + 1.85%) 7.266% 7/20/2035[1,3]		797	800
LAD Auto Receivables Trust, Series 2023-1, Class A2, 5.68% 10/15/2026[1,3]		524	523
LAD Auto Receivables Trust, Series 2023-1, Class C, 6.18% 12/15/2027[1,3]		273	275
LAD Auto Receivables Trust, Series 2023-3, Class A4, 5.95% 3/15/2028[1,3]		318	322
LAD Auto Receivables Trust, Series 2023-3, Class B, 6.09% 6/15/2028[1,3]		721	732
LAD Auto Receivables Trust, Series 2023-3, Class C, 6.43% 12/15/2028[1,3]		608	620
LCM, LP, Series 2027, Class A1, (3-month USD CME Term SOFR + 1.342%) 6.735% 7/16/2031[1,3]		709	709

Capital Group Fixed Income ETF Trust	71

Capital Group Short Duration Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Madison Park Funding, Ltd., CLO, Series 2021-50A, Class A, (3-month USD CME Term SOFR + 1.402%) 6.798% 4/19/2034[1,3]	USD	300	$300
Neuberger Berman CLO, Ltd., Series 2017-25, Class AR, (3-month USD CME Term SOFR + 1.192%) 6.587% 10/18/2029[1,3]		482	481
OCP CLO, Ltd., Series 2018-15A, Class A1, (3-month USD CME Term SOFR + 1.362%) 6.777% 7/20/2031[1,3]		173	173
Palmer Square Loan Funding, CLO, Series 2021-3, Class A1, (3-month USD CME Term SOFR + 1.062%) 6.477% 7/20/2029[1,3]		644	642
Palmer Square Loan Funding, CLO, Series 2022-4, Class A1, (3-month USD-CME Term SOFR + 1.75%) 7.148% 7/24/2031[1,3]		588	589
Palmer Square Loan Funding, CLO, Series 2022-4, Class A2, (3-month USD CME Term SOFR + 2.35%) 7.698% 7/24/2031[1,3]		889	890
Palmer Square, Ltd., Series 2013-2A, Class A1A3, (3-month USD CME Term SOFR + 1.262%) 6.664% 10/17/2031[1,3]		250	250
PFS Financing Corp., Series 2023-A, Class A, 5.80% 3/15/2028[1,3]		2,000	2,031
PFS Financing Corp., Series 2023-B, Class A, 5.27% 5/15/2028[1,3]		610	613
Prestige Auto Receivables Trust, Series 2023-1, Class A2, 5.88% 3/16/2026[1,3]		573	573
Santander Drive Auto Receivables Trust, Series 2023-1, Class A2, 5.36% 5/15/2026[3]		294	294
Santander Drive Auto Receivables Trust, Series 2021-2, Class C, 0.90% 6/15/2026[3]		27	27
Santander Drive Auto Receivables Trust, Series 2020-3, Class D, 1.64% 11/16/2026[3]		424	416
Santander Drive Auto Receivables Trust, Series 2022-7, Class A3, 5.75% 4/15/2027[3]		84	84
Santander Drive Auto Receivables Trust, Series 2022-7, Class B, 5.95% 1/17/2028[3]		33	33
Santander Drive Auto Receivables Trust, Series 2023-6, Class A3, 5.93% 7/17/2028[3]		351	357
SMB Private Education Loan Trust, Series 2023-C, Class A1B, (30-day Average USD-SOFR + 1.55%) 6.888% 11/15/2052[1,3]		268	269
Sound Point CLO, Ltd., Series 2017-3A, Class A1R, (3-month USD CME Term SOFR + 1.242%) 6.657% 10/20/2030[1,3]		392	391
Sound Point CLO, Ltd., Series 2013-3R, Class A, (3-month USD CME Term SOFR + 1.412%) 6.807% 4/18/2031[1,3]		300	299
Stratus Static CLO, Ltd., Series 2021-2, Class A, (3-month USD CME Term SOFR + 1.162%) 6.577% 12/28/2029[1,3]		211	211
Stratus Static CLO, Ltd., Series 2022-3, Class A, (3-month USD CME Term SOFR + 2.15%) 7.566% 10/20/2031[1,3]		201	201
Sycamore Tree CLO, Ltd., Series 2023-3, Class A1, (3-month USD CME Term SOFR + 2.20%) 7.616% 8/16/2027[1,3]		500	500
Synchrony Card Issuance Trust, Series 2023-A, Class A, 5.54% 7/15/2029[3]		884	901
Synchrony Card Issuance Trust, Series 2023-A2, Class A, 5.74% 10/15/2029[3]		498	511
TAL Advantage V, LLC, Series 2020-1A, Class A, 2.05% 9/20/2045[1,3]		1,034	940
Teachers Insurance and Annuity Association of AME, CLO, Series 2016-1, Class AR, (3-month USD CME Term SOFR + 1.462%) 6.877% 7/20/2031[1,3]		239	239
Textainer Marine Containers, Ltd., Series 2021-1A, Class A, 1.68% 2/20/2046[1,3]		893	784
Textainer Marine Containers, Ltd., Series 2021-2A, Class A, 2.23% 4/20/2046[1,3]		625	559
TIF Funding II, LLC, Series 2021-1A, Class A, 1.65% 2/20/2046[1,3]		1,077	927
Trestles CLO, Ltd., Series 2023-6, Class A, (3-month USD CME Term SOFR + 1.70%) 7.08% 1/25/2036[1,3]		800	800
Triton Container Finance VIII, LLC, Series 2020-1, Class A, 2.11% 9/20/2045[1,3]		1,086	966
TSTAT 2022-1, Ltd., Series 2022-1, Class A2R, (3-month USD CME Term SOFR + 1.90%) 7.28% 7/20/2031[1,3]		468	469
TSTAT 2022-1, Ltd., Series 2022-1, Class BR, (3-month USD CME Term SOFR + 2.35%) 7.73% 7/20/2031[1,3]		500	501
TSTAT 2022-1, Ltd., Series 2022-1, Class CR, (3-month USD CME Term SOFR + 2.85%) 8.23% 7/20/2031[1,3]		500	502
Valley Stream Park CLO, Ltd., Series 2022-1, Class AR, (3-month USD CME Term SOFR + 1.63%) 7.046% 10/20/2034[1,3]		1,000	1,000
Wellfleet CLO, Ltd., Series 2017-3A, Class A1, (3-month USD CME Term SOFR + 1.412%) 6.814% 1/17/2031[1,3]		220	220
Westlake Automobile Receivables Trust, Series 2022-3, Class C, 5.49% 7/15/2026[1,3]		140	140
Westlake Automobile Receivables Trust, Series 2023-1, Class B, 5.41% 1/18/2028[1,3]		212	211
Westlake Automobile Receivables Trust, Series 2023-1, Class C, 5.74% 8/15/2028[1,3]		412	411
Westlake Automobile Receivables Trust, Series 2023-3, Class C, 6.02% 9/15/2028[1,3]		597	599
			61,062

72	Capital Group Fixed Income ETF Trust

Capital Group Short Duration Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes 0.38%
U.S. Treasury 0.38%
U.S. Treasury 4.375% 8/15/2026[5]	USD	1,000	$1,007
U.S. Treasury 4.625% 11/15/2026		250	254
			1,261

Total bonds, notes & other debt instruments (cost: $324,194,000)			327,248

Short-term securities 9.14%		Shares
Money market investments 9.14%
Capital Group Central Cash Fund 5.44%[6,7]		303,661	30,363

Total short-term securities (cost: $30,365,000)			30,363
Total investment securities 107.59% (cost: $354,559,000)			357,611
Other assets less liabilities (7.59)%			(25,214)

Net assets 100.00%			$332,397

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)		Value and unrealized appreciation (depreciation) at 12/31/2023 (000)
2 Year U.S. Treasury Note Futures	Long	248	3/28/2024	USD	51,067	$342
5 Year U.S. Treasury Note Futures	Long	83	3/28/2024		9,028	207
30 Year U.S. Treasury Bond Futures	Short	25	3/19/2024		(3,124)	(240)
						$309

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional		Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)		12/31/2023 (000)	(received) (000)	at 12/31/2023 (000)
4.75908%	Annual	SOFR	Annual	11/9/2025	USD	58,500	$617	$—	$617
4.7575%	Annual	SOFR	Annual	11/9/2025		52,700	554	—	554
4.74674%	Annual	SOFR	Annual	11/9/2025		37,100	383	—	383
SOFR	Annual	4.1195%	Annual	11/16/2033		34,900	(1,891)	—	(1,891)
							$(337)	$—	$(337)

Capital Group Fixed Income ETF Trust	73

Capital Group Short Duration Income ETF (continued)

Investments in affiliates7

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)
Short-term securities 9.14%
Money market investments 9.14%
Capital Group Central Cash Fund 5.44%[6]	$13,146	$173,319	$156,100	$(1)	$(1)	$30,363	$952

[1]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $102,954,000, which represented 30.97% of the net assets of the fund.
[2]	Step bond; coupon rate may change at a later date.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Purchased on a TBA basis.
[5]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $528,000, which represented .16% of the net assets of the fund.
[6]	Rate represents the seven-day yield at December 31, 2023.
[7]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation(s)

CLO = Collateralized Loan Obligations

CME = CME Group

CMO = Collateralized Mortgage Obligations

DAC = Designated Activity Company

SOFR = Secured Overnight Financing Rate

TBA = To-be-announced

USD = U.S. dollars

Refer to the notes to financial statements.

74	Capital Group Fixed Income ETF Trust

Capital Group Short Duration Municipal Income ETF

Investment portfolio December 31, 2023

Portfolio quality summary*	Percent of net assets
AAA/Aaa	18.68%
AA/Aa	30.36
A/A	23.08
BBB/Baa	11.97
Below investment grade	9.37
Short-term securities & other assets less liabilities	6.54
*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.

Bonds, notes & other debt instruments 93.46%	Principal amount (000)		Value (000)
Alabama 1.67%
Black Belt Energy Gas Dist., Gas Project Rev. Bonds (Project No. 7), Series 2021-C-1, 4.00% 10/1/2052 (put 12/1/2026)	USD	250	$251
Southeast Energy Auth., Commodity Supply Rev. Bonds (Project No. 4), Series 2022-B-1, 5.00% 5/1/2053 (put 8/1/2028)		500	523
			774

Arizona 2.00%
Deer Valley Unified School Dist. No. 97, School Improvement Bonds (Project of 2013), Series 2019-E, 5.00% 7/1/2025		500	516
Industrial Dev. Auth., Charter School Rev. Bonds (Equitable School Revolving Fund), Series 2023-A, 5.00% 11/1/2028		200	217
Industrial Dev. Auth., Education Rev. Bonds (Academies of Math & Science Projects), Series 2019, 4.00% 7/1/2029[1]		200	195
			928

California 9.47%
Educational Facs. Auth., Rev. Bonds (Saint Mary’s College of California), Series 2023-A, 5.25% 10/1/2030		400	441
Foothill/Eastern Transportation Corridor Agcy., Toll Road Rev. Bonds, Capital Appreciation Bonds, Series 1995-A, 0% 1/1/2025 (escrowed to maturity)		500	486
G.O. Rev. Ref. Bonds, Series 2023-B, 5.00% 9/1/2028		500	559
Municipal Fin. Auth., Senior Living Rev. Bonds (Mt. San Antonio Gardens Project), Series 2022-B-1, 2.75% 11/15/2027		260	258
Municipal Fin. Auth., Solid Waste Disposal Rev. Bonds (Waste Management, Inc. Project), Series 2020-B, AMT, 4.80% 11/1/2041 (put 6/2/2025)		100	101
Oakland Unified School Dist., G.O. Rev. Ref. Bonds, Series 2016, 5.00% 8/1/2025		500	517
County of Orange, Community Facs. Dist. No. 2023-1 (Rienda Phase 2B), Special Tax Bonds, Series 2023-A, 5.00% 8/15/2027		145	154
County of Orange, Community Facs. Dist. No. 2023-1 (Rienda Phase 2B), Special Tax Bonds, Series 2023-A, 5.00% 8/15/2028		190	205
Public Works Board, Lease Rev. Ref. Bonds (Various Capital Projects), Series 2023-C, 5.00% 9/1/2025		1,000	1,038
City of San Diego, Housing Auth., Multi Family Housing Rev. Bonds, Series 2023-B, 5.00% 5/1/2057 (put 11/1/2026)		350	367
Statewide Communities Dev. Auth., Rev. Bonds (American Baptist Homes of the West), Series 2015, 5.00% 10/1/2026		260	266
			4,392

Capital Group Fixed Income ETF Trust	75

Capital Group Short Duration Municipal Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Colorado 3.14%
County of Adams, The Village at Dry Creek Metropolitan Dist. No. 2, Limited Tax G.O. and Special Rev. Bonds, Series 2019, 4.375% 12/1/2044	USD	500	$445
Town of Johnstown, Thompson Crossing Metropolitan Dist. No. 4, Limited Tax G.O. Rev. Ref. and Improvement Bonds (Convertible to Unlimited Tax), Series 2019, 3.50% 12/1/2029		520	488
Town of Superior, STC Metropolitan Dist. No. 2, Limited Tax G.O. and Special Rev. Ref. and Improvement Bonds, Series 2019-A, 3.00% 12/1/2025		555	526
			1,459

Connecticut 1.61%
Housing Fin. Auth., Housing Mortgage Fin. Program Bonds, Series 2019-B-1, 4.00% 5/15/2049		745	746

District of Columbia 1.16%
Metropolitan Washington DC Airports Auth., Airport System Rev. Ref. Bonds, Series 2022-A, AMT, 5.00% 10/1/2025		525	540

Florida 6.44%
County of Broward, Airport System Rev. Ref. Bonds, Series 2012-P-1, AMT, 5.00% 10/1/2024		500	501
Capital Trust Agcy., Housing Rev. Bonds (Council Towers Apartments Project), Series 2020-A, 5.00% 2/1/2024		650	652
Housing Fin. Corp., Homeowner Mortgage Rev. Bonds, Series 2023-5, 6.25% 1/1/2054		250	282
City of Miami, Midtown Miami Community Dev. Dist., Special Assessment and Rev. Ref. Bonds (Infrastructure Project), Series 2014-B, 5.00% 5/1/2029		500	500
City of Pompano Beach, Rev. Bonds (John Knox Village Project), Series 2021-B-2, 1.45% 1/1/2027		500	456
City of Wildwood, Village Community Dev. Dist. No. 13, Special Assessment Rev. Bonds, Series 2019, 2.625% 5/1/2024		125	124
Windward at Lakewood Ranch Community Dev. Dist., Capital Improvement Rev. Bonds (Phase 2 Project), Series 2022, 3.25% 5/1/2027		495	471
			2,986

Georgia 2.11%
Geo. L. Smith II Georgia World Congress Center Auth., Convention Center Hotel First Tier Rev. Bonds, Series 2021-A, 2.375% 1/1/2031		500	446
Main Street Natural Gas, Inc., Gas Supply Rev. Bonds, Series 2023-B, 5.00% 7/1/2053 (put 3/1/2030)		500	533
			979

Hawaii 1.12%
City and County of Honolulu, G.O. Bonds, Series 2015-B, 5.00% 10/1/2025		500	520

Illinois 5.02%
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2017-D, 5.00% 12/1/2026		250	258
City of Chicago, G.O. Rev. Ref. Bonds, Series 2020-A, 5.00% 1/1/2027		250	262
City of Chicago, Transit Auth., Capital Grant Receipts Rev. Ref. Bonds (Federal Transit Administration Section 5337 State of Good Repair Formula Funds), Series 2017, 5.00% 6/1/2024		345	347

76	Capital Group Fixed Income ETF Trust

Capital Group Short Duration Municipal Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Illinois (continued)
G.O. Rev. Ref. Bonds, Series 2022-B, 5.00% 3/1/2026	USD	500	$520
Metropolitan Pier and Exposition Auth., McCormick Place Expansion Project Rev. Ref. Bonds, Series 2022-A, 3.00% 6/15/2025		500	495
Metropolitan Pier and Exposition Auth., McCormick Place Expansion Project Rev. Ref. Bonds, Capital Appreciation Bonds, Series 2010-B-1, Assured Guaranty Municipal insured, 0% 6/15/2027		500	449
			2,331

Iowa 3.86%
Fin. Auth., Multi Family Housing Rev. Bonds (AHEPA 192-IV Apartments Projects), Series 2023, 5.00% 11/1/2026 (put 11/1/2025)		400	409
Fin. Auth., Single Family Mortgage Bonds (Mortgage-Backed Securities Program), Series 2019-A, 4.00% 7/1/2047		820	821
Fin. Auth., Single Family Mortgage Bonds (Mortgage-Backed Securities Program), Series 2019-D, 3.50% 1/1/2049		570	562
			1,792

Kentucky 2.16%
Public Energy Auth., Gas Supply Rev. Bonds, Series 2019-C-1, 4.00% 2/1/2050 (put 2/1/2028)		1,000	1,003

Louisiana 3.42%
Aviation Board, General Airport Rev. Bonds (North Terminal Project), Series 2015-B, AMT, 5.00% 1/1/2027		500	504
Louisiana Stadium and Exposition Dist., Rev. Bonds, Series 2023-A, 5.00% 7/1/2032		500	582
Public Facs. Auth., Solid Waste Disposal Rev. Bonds (Waste Pro USA, Inc. Project), Series 2023-R-2, AMT, 6.50% 10/1/2053 (put 10/1/2028)[1]		500	503
			1,589

Maryland 1.08%
City of Gaithersburg, Econ. Dev. Project Rev. and Rev. Ref. Bonds (Asbury Maryland Obligated Group), Series 2018-A, 4.50% 1/1/2025		500	499

Massachusetts 1.12%
Water Resources Auth., General Rev. Bonds, Series 2007-B, 5.25% 8/1/2025		500	520

Minnesota 2.35%
County of Hennepin, Housing and Redev. Auth., Multi Family Housing Rev. Bonds (Labor Retreat Project), Series 2023, 4.65% 10/1/2026 (put 10/1/2024)		170	170
Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2022-C, 3.50% 7/1/2052		935	921
			1,091

Nevada 1.91%
Clark County School Dist., Limited Tax G.O. Building Bonds, Series 2020-A, Assured Guaranty Municipal insured, 5.00% 6/15/2026		500	528
City of Las Vegas, Special Improvement Dist. No. 817 (Summerlin Village 29), Local Improvement Bonds, Series 2023, 5.00% 6/1/2028		345	359
			887

New Hampshire 0.76%
Health and Education Facs. Auth., Education Loan Rev. Bonds (New Hampshire Higher Education Loan Corp. Issue), Series 2023-B, AMT, 5.00% 11/1/2043		325	355

Capital Group Fixed Income ETF Trust	77

Capital Group Short Duration Municipal Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
New Jersey 1.23%
Higher Education Student Assistance Auth., Student Loan Rev. Bonds, Series 2022-B, AMT, 5.00% 12/1/2024	USD	105	$106
Higher Education Student Assistance Auth., Student Loan Rev. Ref. Bonds, Series 2021-B, AMT, 2.50% 12/1/2040		500	466
			572

New Mexico 0.53%
Mortgage Fin. Auth., Single Family Mortgage Program Bonds, Series 2020-A, Class I, 3.50% 1/1/2051		250	247

New York 2.32%
Metropolitan Transportation Auth., Transportation Rev. Ref. Green Bonds, Series 2017-C-1, 5.00% 11/15/2025		500	519
Port Auth., Consolidated Bonds, Series 185, AMT, 5.00% 9/1/2025		550	557
			1,076

North Carolina 2.15%
City of Asheville, Housing Auth., Multi Family Housing Rev. Bonds (Vanderbilt Apartments), Series 2023, 5.00% 11/1/2026 (put 11/1/2025)		515	528
Housing Fin. Agcy., Home Ownership Rev. Bonds, Series 44, 2.05% 1/1/2028		500	468
			996

North Dakota 1.08%
Housing Fin. Agcy., Housing Fin. Program Bonds (Home Mortgage Fin. Program), Series 2019-C, 4.00% 1/1/2050		500	501

Ohio 2.15%
Air Quality Dev. Auth., Air Quality Dev. Rev. Ref. Bonds (Duke Energy Corp. Project), Series 2022-B, AMT, 4.25% 11/1/2039 (put 6/1/2027)		500	510
Housing Fin. Agcy., Residential Mortgage Rev. Bonds (Mortgage-Backed Securities Program), Series 2022-A, 3.25% 9/1/2052		500	489
			999

Oregon 0.89%
Housing and Community Services Dept., Housing Dev. Rev. Bonds (The Susan Emmons Apartments Project), Series 2021-S-2, 4.35% 6/1/2024		410	411

Pennsylvania 1.63%
Econ. Dev. Fncg. Auth., Solid Waste Disposal Rev. Bonds (Waste Management, Inc. Project), Series 2021-A-2, AMT, 4.60% 10/1/2046 (put 10/1/2026)		750	758

Puerto Rico 1.10%
Industrial, Tourist, Educational, Medical and Environmental Control Facs. Fncg. Auth., Hospital Rev. and Rev. Ref. Bonds (Hospital Auxilio Mutuo Obligated Group Project), Series 2021, 5.00% 7/1/2029		470	510

Tennessee 3.83%
Housing Dev. Agcy., Residential Fin. Program Bonds, Series 2023-3A, 6.25% 1/1/2054		85	94
Metropolitan Dev. and Housing Agcy., Tennessee Tax Increment Rev. Bonds (Fifth & Broadway Dev. Project), Series 2018, 4.50% 6/1/2028[1]		300	302
Metropolitan Government of Nashville and Davidson County, G.O. Improvement Bonds, Series 2015-C, 5.00% 7/1/2032 (preref. 7/1/2025)		850	878
Tenergy Corp., Gas Supply Rev. Bonds, Series 2021-A, 4.00% 12/1/2051 (put 9/1/2028)		500	501
			1,775

78	Capital Group Fixed Income ETF Trust

Capital Group Short Duration Municipal Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Texas 15.32%
Affordable Housing Corp., Multi Family Housing Rev. Bonds (Juniper Creek Apartments Project), Series 2023, 3.75% 7/1/2044 (put 7/1/2026)	USD	500	$502
Central Texas Regional Mobility Auth., Rev. Bond Anticipation Notes, Series 2021-C, 5.00% 1/1/2027		500	518
County of Collin, Unlimited Tax Road and Rev. Ref. Bonds, Series 2016, 4.00% 2/15/2027		500	512
Cypress-Fairbanks Independent School Dist., Unlimited Tax School Building Bonds, Series 2019-A, 5.00% 2/15/2025		500	512
City of Dallas, Special Tax Rev. Bonds (Kay Bailey Hutchison Convention Center Dallas Venue Project), Series 2023, 6.00% 8/15/2053 (put 8/15/2028)[1]		400	407
Frisco Independent School Dist., Unlimited Tax School Building and Rev. Ref. Bonds, Capital Appreciation Bonds, Series 1999, 0% 8/15/2027		500	452
County of Harris, Toll Road Rev. Ref. Bonds, Series 2023-A, 5.00% 8/15/2028		500	556
City of Houston, Airport System Special Facs. Rev. Ref. Bonds (United Airlines, Inc. Terminal Improvement Projects), Series 2020-C, AMT, 5.00% 7/15/2027		500	503
Humble Independent School Dist., Unlimited Tax School Building Bonds, Series 2022, 5.00% 2/15/2028		640	705
Love Field Airport Modernization Corp., Special Facs. Rev. Bonds, Series 2012, AMT, 5.00% 11/1/2028		500	500
Municipal Gas Acquisition and Supply Corp. IV, Gas Supply Rev. Bonds, Series 2023-A, 5.50% 1/1/2054 (put 1/1/2030)		250	270
City of San Antonio, Electric and Gas Systems Rev. Ref. Bonds, Series 2019, 4.00% 2/1/2027		600	623
Board of Regents of Texas A&M University System, Rev. Fncg. System Bonds, Series 2016-D, 5.00% 5/15/2026		500	529
Board of Regents of the University of Texas System, Rev. Fncg. System Rev. Ref. Bonds, Series 2014-B, 5.00% 8/15/2025		500	518
			7,107

Utah 1.18%
Salt Lake City, Airport Rev. Bonds (Salt Lake City International Airport), Series 2023-A, AMT, 5.00% 7/1/2029		500	546

Virginia 9.22%
County of Fairfax, Industrial Dev. Auth., Health Care Rev. Bonds (Inova Health System Project), Series 2016-A, 5.00% 5/15/2026		700	738
County of James City, Econ. Dev. Auth., Residential Care Fac. Rev. Bonds (Williamsburg Landing), Series 2024-C-2, 5.50% 12/1/2028		365	367
Public Building Auth., Public Facs. Rev. Bonds, Series 2015-B, AMT, 5.00% 8/1/2028		800	871
Small Business Fncg. Auth., Rev. Bonds (National Senior Campuses, Inc. Obligated Group), Series 2020-A, 5.00% 1/1/2025		855	864
Small Business Fncg. Auth., Rev. Bonds (National Senior Campuses, Inc. Obligated Group), Series 2020-A, 5.00% 1/1/2027		500	518
Small Business Fncg. Auth., Rev. Ref. Bonds (Elizabeth River Crossings Opco, LLC Project), Series 2022, AMT, 4.00% 7/1/2029		500	508
Virginia Beach Dev. Auth., Residential Care Fac. Rev. Bonds (Westminster-Canterbury on Chesapeake Bay), Series 2023-B-3, 5.375% 9/1/2039		400	411
			4,277

Wisconsin 0.43%
Public Fin. Auth., Special Rev. Bonds (Candela Project), Series 2023, 6.125% 12/15/2029[1]		200	199

Total bonds, notes & other debt instruments (cost: $42,158,000)			43,365

Capital Group Fixed Income ETF Trust	79

Capital Group Short Duration Municipal Income ETF (continued)

Short-term securities 6.05%	Principal amount (000)		Value (000)
Municipals 6.05%
State of Arizona, Industrial Dev. Auth., Hospital Rev. Ref. Bonds (Phoenix Children’s Hospital), Series 2019-B, 4.00% 2/1/2048	USD	355	$355
State of California, City and County of San Francisco, Community Facs. Dist. No. 2016-1 (Treasure Island), Improvement Area No. 2, Special Tax Bonds, Series 2023-A, 5.00% 9/1/2024[1]		250	252
State of Illinois, Fin. Auth., Demand Rev. Bonds (University of Chicago Medical Center), Series 2011-A, 4.00% 8/1/2044		500	500
State of Ohio, County of Franklin, Rev. Bonds (CHE Trinity Health Credit Group), Series 2013, 4.30% 12/1/2046 (put 2/01/2024)		550	550
State of Ohio, Hospital Rev. Bonds (Cleveland Clinic Health System Obligated Group), Series 2013-B-3, 3.85% 1/1/2039		200	200
State of Pennsylvania, Econ. Dev. Fncg. Auth., Solid Waste Disposal Rev. Bonds (Republic Services, Inc. Project), Series 2014, AMT, 4.30% 6/1/2044 (put 10/2/2023)		750	750
State of Texas, Harris County Industrial Dev. Corp., Pollution Control Rev. Bonds (Exxon Project), Series 1984-A, 3.95% 3/1/2024		200	200
			2,807

Total short-term securities (cost: $2,807,000)			2,807
Total investment securities 99.51% (cost: $44,965,000)			46,172
Other assets less liabilities 0.49%			228

Net assets 100.00%			$46,400

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2023 (000)
2 Year U.S. Treasury Note Futures	Long	9	3/28/2024	USD1,853	$16
10 Year Ultra U.S. Treasury Note Futures	Short	4	3/19/2024	(472)	(19)
					$(3)

[1]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,858,000, which represented 4.00% of the net assets of the fund.

Key to abbreviation(s)
Agcy. = Agency
AMT = Alternative Minimum Tax

Auth. = Authority
Dept. = Department
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
preref. = Prerefunded
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue
USD = U.S. dollars

Refer to the notes to financial statements.

80	Capital Group Fixed Income ETF Trust

Capital Group U.S. Multi-Sector Income ETF

Investment portfolio December 31, 2023

Portfolio by type of security	Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	.92%
AAA/Aaa	1.25
AA/Aa	6.78
A/A	15.08
BBB/Baa	25.24
Below investment grade	42.04
Unrated	.06
Short-term securities & other assets less liabilities	8.63
*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. Securities in the “unrated” category (above) have not been rated by a rating agency; however, the investment adviser performs its own credit analysis and assigns comparable ratings that are used for compliance with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the U.S. government.

Bonds, notes & other debt instruments 91.31%	Principal amount (000)		Value (000)
Corporate bonds, notes & loans 70.71%
Financials 13.45%
AerCap Ireland Capital DAC 3.30% 1/30/2032	USD	250	$218
AerCap Ireland Capital DAC 3.85% 10/29/2041		1,635	1,319
AG Issuer, LLC 6.25% 3/1/2028[1]		81	81
AG TTMT Escrow Issuer, LLC 8.625% 9/30/2027[1]		740	779
Alliant Holdings Intermediate, LLC 6.75% 10/15/2027[1]		760	758
Alliant Holdings Intermediate, LLC 7.00% 1/15/2031[1]		540	570
Alpha Bank SA 4.25% 2/13/2030 (5-year EUR Mid-Swap + 4.504% on 2/13/2025)[2]	EUR	625	676
Alpha Bank SA 4.25% 6/11/2031 (5-year EUR Mid-Swap + 5.823% on 6/11/2026)[2]		100	108
American International Group, Inc. 5.125% 3/27/2033	USD	581	590
AmWINS Group, Inc. 4.875% 6/30/2029[1]		575	526
Aon Corp. 5.35% 2/28/2033		212	217
Aretec Group, Inc. 7.50% 4/1/2029[1]		855	771
Aretec Group, Inc. 10.00% 8/15/2030[1]		360	383
AssuredPartners, Inc. 5.625% 1/15/2029[1]		530	495
Bangkok Bank Public Co., Ltd. 3.733% 9/25/2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029)[2]		699	622
Bank of America Corp. 4.948% 7/22/2028 (USD-SOFR + 2.04% on 7/22/2027)[2]		400	400
Bank of America Corp. 5.202% 4/25/2029 (USD-SOFR + 1.63% on 4/25/2028)[2]		275	277
Bank of America Corp. 5.872% 9/15/2034 (USD-SOFR + 1.84% on 9/15/2033)[2]		875	916
Bank of East Asia, Ltd. 4.875% 4/22/2032 (5-year UST Yield Curve Rate T Note Constant Maturity + 2.30% on 4/22/2027)[2]		250	226
Block, Inc. 3.50% 6/1/2031		625	556
CaixaBank, SA 6.208% 1/18/2029 (USD-SOFR + 2.70% on 1/18/2028)[1,2]		315	322
CaixaBank, SA 6.84% 9/13/2034 (USD-SOFR + 2.77% on 9/13/2033)[1,2]		525	555
Capital One Financial Corp. 5.468% 2/1/2029 (USD-SOFR + 2.08% on 2/1/2028)[2]		54	54
Capital One Financial Corp. 6.377% 6/8/2034 (USD-SOFR + 2.86% on 6/8/2033)[2]		635	654
Charles Schwab Corp. (The) 2.45% 3/3/2027		245	228
Charles Schwab Corp. (The) 5.853% 5/19/2034 (USD-SOFR + 2.50% on 5/19/2033)[2]		617	637
Citigroup, Inc. 6.27% 11/17/2033 (USD-SOFR + 2.338% on 11/17/2032)[2]		491	526

Capital Group Fixed Income ETF Trust	81

Capital Group U.S. Multi-Sector Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Citigroup, Inc. 6.174% 5/25/2034 (USD-SOFR + 2.661% on 5/25/2033)[2]	USD	1,075	$1,113
Coinbase Global, Inc. 3.375% 10/1/2028[1]		271	229
Coinbase Global, Inc. 3.625% 10/1/2031[1]		650	503
Compass Group Diversified Holdings, LLC 5.25% 4/15/2029[1]		1,450	1,371
Compass Group Diversified Holdings, LLC 5.00% 1/15/2032[1]		310	281
Corebridge Financial, Inc. 3.90% 4/5/2032		250	226
Corebridge Financial, Inc. 4.40% 4/5/2052		395	332
Deutsche Bank AG 7.146% 7/13/2027 (USD-SOFR + 2.52% on 7/13/2026)[2]		250	260
Deutsche Bank AG 2.552% 1/7/2028 (USD-SOFR + 1.318% on 1/7/2027)[2]		335	308
Deutsche Bank AG 6.72% 1/18/2029 (USD-SOFR + 3.18% on 1/18/2028)[2]		155	162
Deutsche Bank AG 6.819% 11/20/2029 (USD-SOFR + 2.51% on 11/20/2028)[2]		700	737
Discover Financial Services 6.70% 11/29/2032		78	82
Discover Financial Services 7.964% 11/2/2034 (USD-SOFR Index + 3.37% on 11/2/2033)[2]		500	556
Fifth Third Bancorp 6.339% 7/27/2029 (USD-SOFR + 2.34% on 7/27/2028)[2]		65	68
Goldman Sachs Group, Inc. 3.102% 2/24/2033 (USD-SOFR + 1.41% on 2/24/2032)[2]		2,063	1,771
GTCR W-2 Merger Sub, LLC 7.50% 1/15/2031[1]		975	1,031
Hightower Holding, LLC 6.75% 4/15/2029[1]		325	295
HSBC Holdings PLC 2.804% 5/24/2032 (USD-SOFR + 1.187% on 5/24/2031)[2]		1,555	1,299
HSBC Holdings PLC 6.254% 3/9/2034 (USD-SOFR + 2.39% on 3/9/2033)[2]		25	27
HSBC Holdings PLC 6.332% 3/9/2044 (USD-SOFR + 2.65% on 3/9/2043)[2]		1,614	1,742
HUB International, Ltd. 7.00% 5/1/2026[1]		500	502
HUB International, Ltd. 5.625% 12/1/2029[1]		250	239
HUB International, Ltd. 7.25% 6/15/2030[1]		616	651
HUB International, Ltd., Term Loan B, (3-month USD CME Term SOFR + 4.25%) 9.662% 6/20/2030[3,4]		49	49
Huntington Bancshares, Inc. 6.208% 8/21/2029 (USD-SOFR + 2.02% on 8/21/2028)[2]		475	490
Iron Mountain Information Management Services, Inc. 5.00% 7/15/2032[1]		580	533
JPMorgan Chase & Co. 4.851% 7/25/2028 (USD-SOFR + 1.99% on 7/25/2027)[2]		150	150
JPMorgan Chase & Co. 6.254% 10/23/2034 (USD-SOFR + 1.81% on 10/23/2033)[2]		774	839
JPMorgan Chase & Co. 3.328% 4/22/2052 (USD-SOFR + 1.58% on 4/22/2051)[2]		910	680
Kasikornbank PCL (Hong Kong Branch) 3.343% 10/2/2031 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.70% on 10/2/2026)[2]		400	368
KBC Groep NV 5.796% 1/19/2029 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.10% on 1/19/2028)[1,2]		200	204
LPL Holdings, Inc. 4.00% 3/15/2029[1]		385	357
Marsh & McLennan Companies, Inc. 5.70% 9/15/2053		215	234
MetLife, Inc. 5.375% 7/15/2033		296	309
Metropolitan Life Global Funding I 5.15% 3/28/2033[1]		350	356
Morgan Stanley 5.123% 2/1/2029 (USD-SOFR + 1.73% on 2/1/2028)[2]		150	151
Morgan Stanley 5.164% 4/20/2029 (USD-SOFR + 1.59% on 4/20/2028)[2]		130	131
Morgan Stanley 1.794% 2/13/2032 (USD-SOFR + 1.034% on 2/13/2031)[2]		450	360
Morgan Stanley 4.889% 7/20/2033 (USD-SOFR + 2.077% on 7/20/2032)[2]		419	409
Morgan Stanley 5.25% 4/21/2034 (USD-SOFR + 1.87% on 4/21/2033)[2]		775	775
Morgan Stanley 5.424% 7/21/2034 (USD-SOFR + 1.88% on 7/21/2033)[2]		1,604	1,629
Nasdaq, Inc. 5.35% 6/28/2028		31	32
Nasdaq, Inc. 5.55% 2/15/2034		500	520
Nasdaq, Inc. 5.95% 8/15/2053		785	845
Nasdaq, Inc. 6.10% 6/28/2063		504	545
Navient Corp. 9.375% 7/25/2030		400	419
Navient Corp. 11.50% 3/15/2031		575	630
Navient Corp. 5.625% 8/1/2033		1,550	1,274
New York Life Global Funding 4.55% 1/28/2033[1]		46	45
NFP Corp. 6.875% 8/15/2028[1]		405	412
Osaic Holdings, Inc. 10.75% 8/1/2027[1]		250	254
Oxford Finance, LLC 6.375% 2/1/2027[1]		135	128
PayPal Holdings, Inc. 5.05% 6/1/2052		170	172
PNC Financial Services Group, Inc. 6.037% 10/28/2033 (USD-SOFR + 2.14% on 10/28/2032)[2]		202	211
PNC Financial Services Group, Inc. 5.939% 8/18/2034 (USD-SOFR + 1.946% on 8/18/2033)[2]		523	544
PNC Financial Services Group, Inc. 6.875% 10/20/2034 (USD-SOFR + 2.284% on 10/20/2033)[2]		1,204	1,337

82	Capital Group Fixed Income ETF Trust

Capital Group U.S. Multi-Sector Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Power Finance Corp., Ltd. 3.35% 5/16/2031	USD	250	$220
Royal Bank of Canada 5.00% 2/1/2033		79	80
Ryan Specialty Group, LLC 4.375% 2/1/2030[1]		445	413
State Street Corp. 4.821% 1/26/2034 (USD-SOFR + 1.567% on 1/26/2033)[2]		348	343
State Street Corp. 5.159% 5/18/2034 (USD-SOFR + 1.89% on 5/18/2033)[2]		416	419
Sumitomo Mitsui Financial Group, Inc. 5.808% 9/14/2033		525	561
Truist Financial Corp. 7.161% 10/30/2029 (USD-SOFR + 2.446% on 10/30/2028)[2]		40	43
Truist Financial Corp. 5.867% 6/8/2034 (USD-SOFR + 2.361% on 6/8/2033)[2]		727	742
U.S. Bancorp 4.653% 2/1/2029 (USD-SOFR + 1.23% on 2/1/2028)[2]		125	123
U.S. Bancorp 4.839% 2/1/2034 (USD-SOFR + 1.60% on 2/1/2033)[2]		225	216
U.S. Bancorp 5.836% 6/12/2034 (USD-SOFR + 2.26% on 6/10/2033)[2]		208	215
UBS Group AG 4.194% 4/1/2031 (USD-SOFR + 3.73% on 4/1/2030)[1,2]		535	499
UBS Group AG 6.301% 9/22/2034 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.00% on 9/22/2033)[1,2]		800	847
USI, Inc. 7.50% 1/15/2032[1]		270	277
Wells Fargo & Co. 5.389% 4/24/2034 (USD-SOFR + 2.02% on 4/24/2033)[2]		725	729
Wells Fargo & Co. 5.557% 7/25/2034 (USD-SOFR + 1.99% on 7/25/2033)[2]		700	713
Wells Fargo & Co. 6.491% 10/23/2034 (USD-SOFR + 2.06% on 10/23/2033)[2]		1,816	1,977
			51,058

Energy 12.14%
Apache Corp. 5.10% 9/1/2040		75	64
Apache Corp. 5.25% 2/1/2042		500	419
Ascent Resources Utica Holdings, LLC 5.875% 6/30/2029[1]		1,100	1,025
Borr IHC, Ltd. 10.00% 11/15/2028[1]		802	838
Borr IHC, Ltd. 10.375% 11/15/2030[1]		450	466
BP Capital Markets America, Inc. 4.893% 9/11/2033		600	611
California Resources Corp. 7.125% 2/1/2026[1]		240	244
Callon Petroleum Co. 7.50% 6/15/2030[1]		1,090	1,100
Cheniere Energy Partners, LP 3.25% 1/31/2032		545	465
Cheniere Energy Partners, LP 5.95% 6/30/2033[1]		370	380
Cheniere Energy, Inc. 4.625% 10/15/2028		395	386
Chesapeake Energy Corp. 5.875% 2/1/2029[1]		855	839
CITGO Petroleum Corp. 8.375% 1/15/2029[1]		255	262
Civitas Resources, Inc. 5.00% 10/15/2026[1]		255	248
Civitas Resources, Inc. 8.375% 7/1/2028[1]		625	653
Civitas Resources, Inc. 8.625% 11/1/2030[1]		335	356
Civitas Resources, Inc. 8.75% 7/1/2031[1]		1,025	1,092
CNX Resources Corp. 7.375% 1/15/2031[1]		914	921
Columbia Pipelines Holding Co., LLC 6.544% 11/15/2053[1]		754	831
Columbia Pipelines Operating Co., LLC 5.927% 8/15/2030[1]		104	108
Columbia Pipelines Operating Co., LLC 6.036% 11/15/2033[1]		209	219
Columbia Pipelines Operating Co., LLC 6.497% 8/15/2043[1]		77	83
Comstock Resources, Inc. 6.75% 3/1/2029[1]		490	449
Comstock Resources, Inc. 5.875% 1/15/2030[1]		1,170	1,016
ConocoPhillips Co. 5.30% 5/15/2053		325	334
ConocoPhillips Co. 5.55% 3/15/2054		952	1,012
Crescent Energy Finance, LLC 9.25% 2/15/2028[1]		676	702
DT Midstream, Inc. 4.375% 6/15/2031[1]		450	406
Ecopetrol SA 8.875% 1/13/2033		635	691
Enbridge, Inc. 6.70% 11/15/2053		949	1,105
Energy Transfer, LP 6.40% 12/1/2030		92	98
Energy Transfer, LP 6.55% 12/1/2033		1,349	1,466
EQM Midstream Partners, LP 4.75% 1/15/2031[1]		945	881
Exxon Mobil Corp. 2.61% 10/15/2030		675	604
Exxon Mobil Corp. 3.452% 4/15/2051		1,200	943
Genesis Energy, LP 8.00% 1/15/2027		270	275
Genesis Energy, LP 8.25% 1/15/2029		545	561
Genesis Energy, LP 8.875% 4/15/2030		620	642
Harvest Midstream I, LP 7.50% 9/1/2028[1]		525	522
Hilcorp Energy I, LP 6.25% 4/15/2032[1]		705	679
Hilcorp Energy I, LP 8.375% 11/1/2033[1]		875	928

Capital Group Fixed Income ETF Trust	83

Capital Group U.S. Multi-Sector Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Kinder Morgan, Inc. 4.80% 2/1/2033	USD	575	$554
Kinder Morgan, Inc. 5.20% 6/1/2033		50	50
Kinder Morgan, Inc. 5.45% 8/1/2052		595	570
Kinetik Holdings, LP 6.625% 12/15/2028[1]		370	377
Leviathan Bond, Ltd. 6.75% 6/30/2030[1]		605	554
MPLX, LP 4.95% 9/1/2032		675	661
MPLX, LP 5.00% 3/1/2033		75	74
MPLX, LP 4.95% 3/14/2052		1,240	1,105
Nabors Industries, Inc. 7.375% 5/15/2027[1]		600	588
Nabors Industries, Inc. 9.125% 1/31/2030[1]		685	688
New Fortress Energy, Inc. 6.50% 9/30/2026[1]		1,595	1,533
NGL Energy Operating, LLC 7.50% 2/1/2026[1]		1,280	1,294
Noble Finance II, LLC 8.00% 4/15/2030[1]		125	130
Northern Oil and Gas, Inc. 8.125% 3/1/2028[1]		797	808
Northern Oil and Gas, Inc. 8.75% 6/15/2031[1]		90	94
Occidental Petroleum Corp. 6.625% 9/1/2030		275	293
Occidental Petroleum Corp. 6.125% 1/1/2031		550	572
Occidental Petroleum Corp. 6.60% 3/15/2046		430	466
ONEOK, Inc. 5.55% 11/1/2026		5	5
ONEOK, Inc. 5.65% 11/1/2028		31	32
ONEOK, Inc. 5.80% 11/1/2030		74	77
ONEOK, Inc. 6.05% 9/1/2033		549	582
ONEOK, Inc. 6.625% 9/1/2053		482	540
Permian Resources Operating, LLC 6.875% 4/1/2027[1]		15	15
Permian Resources Operating, LLC 8.00% 4/15/2027[1]		52	54
Permian Resources Operating, LLC 5.875% 7/1/2029[1]		430	420
Permian Resources Operating, LLC 9.875% 7/15/2031[1]		705	784
Permian Resources Operating, LLC 7.00% 1/15/2032[1]		475	490
Petroleos Mexicanos 6.49% 1/23/2027		150	141
Range Resources Corp. 4.75% 2/15/2030[1]		440	407
Shell International Finance BV 3.00% 11/26/2051		200	143
Southwestern Energy Co. 4.75% 2/1/2032		285	264
Sunoco, LP 4.50% 5/15/2029		570	530
Superior Plus, LP 4.50% 3/15/2029[1]		50	46
TotalEnergies Capital International SA 3.127% 5/29/2050		885	650
Transocean Aquila, Ltd. 8.00% 9/30/2028[1]		325	330
Transocean Poseidon, Ltd. 6.875% 2/1/2027[1]		183	183
Transocean Titan Financing, Ltd. 8.375% 2/1/2028[1]		292	303
Transocean, Inc. 8.00% 2/1/2027[1]		420	410
Transocean, Inc. 8.75% 2/15/2030[1]		515	538
Transocean, Inc. 6.80% 3/15/2038		500	402
Venture Global Calcasieu Pass, LLC 6.25% 1/15/2030[1]		474	472
Venture Global Calcasieu Pass, LLC 4.125% 8/15/2031[1]		700	618
Venture Global LNG, Inc. 8.125% 6/1/2028[1]		250	253
Venture Global LNG, Inc. 8.375% 6/1/2031[1]		260	260
Vital Energy, Inc. 10.125% 1/15/2028		205	211
Vital Energy, Inc. 9.75% 10/15/2030		660	685
Western Midstream Operating, LP 4.50% 3/1/2028		380	368
Western Midstream Operating, LP 6.15% 4/1/2033		203	211
Williams Companies, Inc. 4.65% 8/15/2032		325	317
			46,076

Consumer discretionary 7.66%
Advance Auto Parts, Inc. 3.90% 4/15/2030		921	827
Advance Auto Parts, Inc. 3.50% 3/15/2032		766	634
Alibaba Group Holding, Ltd. 2.125% 2/9/2031		300	249
Allied Universal Holdco, LLC 9.75% 7/15/2027[1]		300	294
Allied Universal Holdco, LLC 4.625% 6/1/2028[1]		1,420	1,293
Allwyn Entertainment Financing (UK) PLC 7.875% 4/30/2029[1]		225	230
Amazon.com, Inc. 4.70% 12/1/2032		335	344
Asbury Automotive Group, Inc. 4.625% 11/15/2029[1]		845	783
Atlas LuxCo 4 SARL 4.625% 6/1/2028[1]		300	274

84	Capital Group Fixed Income ETF Trust

Capital Group U.S. Multi-Sector Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Bath & Body Works, Inc. 6.875% 11/1/2035	USD	1,110	$1,125
Bath & Body Works, Inc. 6.75% 7/1/2036		100	101
Boyd Gaming Corp. 4.75% 12/1/2027		595	574
Boyne USA, Inc. 4.75% 5/15/2029[1]		530	499
Caesars Entertainment, Inc. 7.00% 2/15/2030[1]		125	128
Caesars Resort Collection, LLC 5.75% 7/1/2025[1]		387	387
Carnival Corp. 5.75% 3/1/2027[1]		725	708
Carnival Corp. 6.00% 5/1/2029[1]		1,488	1,433
Carnival Corp. 7.00% 8/15/2029[1]		375	392
Carnival Corp. 10.50% 6/1/2030[1]		187	205
Cedar Fair, LP 5.50% 5/1/2025[1]		260	259
Clarios Global, LP 8.50% 5/15/2027[1]		351	353
Fertitta Entertainment, LLC 4.625% 1/15/2029[1]		325	295
First Student Bidco, Inc. 4.00% 7/31/2029[1]		165	143
Ford Motor Co. 7.45% 7/16/2031		250	273
Ford Motor Co. 6.10% 8/19/2032		1,000	1,009
Ford Motor Co. 4.75% 1/15/2043		414	342
Ford Motor Co. 5.291% 12/8/2046		661	583
Ford Motor Credit Co., LLC 2.70% 8/10/2026		100	93
Ford Motor Credit Co., LLC 4.95% 5/28/2027		350	342
Ford Motor Credit Co., LLC 3.815% 11/2/2027		607	567
Ford Motor Credit Co., LLC 6.798% 11/7/2028		300	314
Ford Motor Credit Co., LLC 7.20% 6/10/2030		100	107
Ford Motor Credit Co., LLC 7.122% 11/7/2033		100	108
Hanesbrands, Inc. 9.00% 2/15/2031[1]		1,207	1,184
Hanesbrands, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.75%) 9.106% 3/8/2030[3,4]		78	78
Hilton Domestic Operating Co., Inc. 4.00% 5/1/2031[1]		459	421
Home Depot, Inc. 1.375% 3/15/2031		280	229
Home Depot, Inc. 3.25% 4/15/2032		154	142
Hyundai Capital America 6.50% 1/16/2029[1]		17	18
International Game Technology PLC 5.25% 1/15/2029[1]		755	740
LCM Investments Holdings II, LLC 4.875% 5/1/2029[1]		575	535
LCM Investments Holdings II, LLC 8.25% 8/1/2031[1]		545	569
Levi Strauss & Co. 3.50% 3/1/2031[1]		250	217
Light and Wonder International, Inc. 7.50% 9/1/2031[1]		355	371
Lithia Motors, Inc. 3.875% 6/1/2029[1]		625	565
Marriott Ownership Resorts, Inc. 4.50% 6/15/2029[1]		585	516
McDonald’s Corp. 5.15% 9/9/2052		75	76
Party City Holdings, Inc. 12.00% 12/31/2028[1]		65	63
RHP Hotel Properties, LP 7.25% 7/15/2028[1]		79	82
Royal Caribbean Cruises, Ltd. 4.25% 7/1/2026[1]		565	546
Royal Caribbean Cruises, Ltd. 3.70% 3/15/2028		531	490
Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[1]		665	657
Royal Caribbean Cruises, Ltd. 8.25% 1/15/2029[1]		650	691
Royal Caribbean Cruises, Ltd. 7.25% 1/15/2030[1]		76	79
Sands China, Ltd. 3.75% 8/8/2031[2]		575	482
Scientific Games Holdings, LP 6.625% 3/1/2030[1]		113	107
Sonic Automotive, Inc. 4.625% 11/15/2029[1]		614	560
Sonic Automotive, Inc. 4.875% 11/15/2031[1]		891	795
Tapestry, Inc. 7.85% 11/27/2033		551	588
Vail Resorts, Inc. 6.25% 5/15/2025[1]		90	90
Valvoline, Inc. 3.625% 6/15/2031[1]		996	852
WASH Multifamily Acquisition, Inc. 5.75% 4/15/2026[1]		315	303
Wyndham Hotels & Resorts, Inc. 4.375% 8/15/2028[1]		663	620
Wynn Resorts Finance, LLC 5.125% 10/1/2029[1]		1,020	964
Wynn Resorts Finance, LLC 7.125% 2/15/2031[1]		176	183
			29,081

Capital Group Fixed Income ETF Trust	85

Capital Group U.S. Multi-Sector Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care 6.40%
AdaptHealth, LLC 6.125% 8/1/2028[1]	USD	65	$56
AdaptHealth, LLC 4.625% 8/1/2029[1]		246	190
AdaptHealth, LLC 5.125% 3/1/2030[1]		439	343
Amgen, Inc. 5.25% 3/2/2030		161	166
Amgen, Inc. 4.20% 3/1/2033		740	704
Amgen, Inc. 5.25% 3/2/2033		818	839
Amgen, Inc. 3.00% 1/15/2052		1,275	891
Amgen, Inc. 5.65% 3/2/2053		1,356	1,428
Amgen, Inc. 5.75% 3/2/2063		175	184
Avantor Funding, Inc. 3.875% 11/1/2029[1]		341	310
Bausch Health Americas, Inc. 8.50% 1/31/2027[1]		115	63
Bausch Health Companies, Inc. 5.50% 11/1/2025[1]		425	389
Bausch Health Companies, Inc. 5.00% 2/15/2029[1]		125	54
Bausch Health Companies, Inc. 5.25% 2/15/2031[1]		235	103
Baxter International, Inc. 2.272% 12/1/2028		100	90
Baxter International, Inc. 2.539% 2/1/2032		942	790
Baxter International, Inc. 3.132% 12/1/2051		475	327
Bayer US Finance, LLC 6.50% 11/21/2033[1]		1,104	1,142
Bayer US Finance, LLC 6.875% 11/21/2053[1]		275	293
Bristol-Myers Squibb Co. 6.25% 11/15/2053		275	315
Bristol-Myers Squibb Co. 6.40% 11/15/2063		175	203
Catalent Pharma Solutions, Inc. 3.50% 4/1/2030[1]		310	270
Catalent Pharma Solutions, Inc., Term Loan B4, (1-month USD CME Term SOFR + 3.50%) 8.36% 2/22/2028[3,4]		217	217
Centene Corp. 2.45% 7/15/2028		415	370
Centene Corp. 2.50% 3/1/2031		1,145	956
Charles River Laboratories International, Inc. 3.75% 3/15/2029[1]		399	366
CHS / Community Health Systems, Inc. 5.625% 3/15/2027[1]		325	302
CVS Health Corp. 5.25% 2/21/2033		126	129
CVS Health Corp. 5.30% 6/1/2033		550	565
CVS Health Corp. 5.875% 6/1/2053		436	459
CVS Health Corp. 6.00% 6/1/2063		363	386
Eli Lilly and Co. 4.70% 2/27/2033		38	39
Fortrea Holdings, Inc. 7.50% 7/1/2030[1]		90	93
Fortrea Holdings, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.75%) 9.106% 7/1/2030[3,4]		25	25
Gilead Sciences, Inc. 5.25% 10/15/2033		239	249
Grifols SA 4.75% 10/15/2028[1]		200	182
HCA, Inc. 2.375% 7/15/2031		545	449
Medline Borrower, LP 5.25% 10/1/2029[1]		906	855
Merck & Co., Inc. 5.15% 5/17/2063		175	183
Molina Healthcare, Inc. 3.875% 11/15/2030[1]		325	292
Molina Healthcare, Inc. 3.875% 5/15/2032[1]		1,372	1,200
Owens & Minor, Inc. 6.25% 4/1/2030[1]		335	320
Pfizer Investment Enterprises Pte., Ltd. 4.75% 5/19/2033		465	466
Pfizer Investment Enterprises Pte., Ltd. 5.11% 5/19/2043		100	100
Pfizer Investment Enterprises Pte., Ltd. 5.30% 5/19/2053		1,053	1,076
Radiology Partners, Inc. 9.25% 2/1/2028[1]		722	371
Radiology Partners, Inc., Term Loan, (1-month USD CME Term SOFR + 4.25%) 10.179% 7/9/2025[3,4]		100	81
RP Escrow Issuer, LLC 5.25% 12/15/2025[1]		460	369
Surgery Center Holdings, Inc. 10.00% 4/15/2027[1]		79	80
Tenet Healthcare Corp. 6.125% 10/1/2028		275	274
Tenet Healthcare Corp. 6.75% 5/15/2031[1]		275	281
Teva Pharmaceutical Finance Netherlands III BV 3.15% 10/1/2026		200	185
Teva Pharmaceutical Finance Netherlands III BV 6.75% 3/1/2028		780	798
Teva Pharmaceutical Finance Netherlands III BV 5.125% 5/9/2029		1,405	1,343
Teva Pharmaceutical Finance Netherlands III BV 7.875% 9/15/2029		775	836
Teva Pharmaceutical Finance Netherlands III BV 8.125% 9/15/2031		622	679

86	Capital Group Fixed Income ETF Trust

Capital Group U.S. Multi-Sector Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Teva Pharmaceutical Finance Netherlands III BV 4.10% 10/1/2046	USD	446	$303
Thermo Fisher Scientific, Inc. 5.20% 1/31/2034		111	116
UnitedHealth Group, Inc. 2.90% 5/15/2050		180	126
			24,271

Industrials 6.14%
American Airlines, Inc. 8.50% 5/15/2029[1]		525	555
Boeing Co. 5.15% 5/1/2030		1,250	1,273
Boeing Co. 3.625% 2/1/2031		200	186
Boeing Co. 3.60% 5/1/2034		100	88
Boeing Co. 5.705% 5/1/2040		480	497
Boeing Co. 5.93% 5/1/2060		680	705
Bombardier, Inc. 7.125% 6/15/2026[1]		218	217
Bombardier, Inc. 7.875% 4/15/2027[1]		601	602
Bombardier, Inc. 6.00% 2/15/2028[1]		300	293
Bombardier, Inc. 7.50% 2/1/2029[1]		825	839
Bombardier, Inc. 8.75% 11/15/2030[1]		849	905
Burlington Northern Santa Fe, LLC 5.20% 4/15/2054		960	1,000
BWX Technologies, Inc. 4.125% 4/15/2029[1]		325	297
Canadian National Railway Co. 6.125% 11/1/2053		126	151
Canadian Pacific Railway Co. 3.10% 12/2/2051		150	109
Carrier Global Corp. 2.722% 2/15/2030		68	61
Carrier Global Corp. 2.70% 2/15/2031		68	59
Carrier Global Corp. 5.90% 3/15/2034[1]		315	341
Carrier Global Corp. 3.577% 4/5/2050		155	121
Carrier Global Corp. 6.20% 3/15/2054[1]		402	465
Clarivate Science Holdings Corp. 3.875% 7/1/2028[1]		340	321
Clean Harbors, Inc. 6.375% 2/1/2031[1]		45	46
CoreLogic, Inc. 4.50% 5/1/2028[1]		720	631
Covanta Holding Corp. 4.875% 12/1/2029[1]		140	122
CSX Corp. 2.50% 5/15/2051		220	142
Dun & Bradstreet Corp. (The) 5.00% 12/15/2029[1]		330	308
Enviri Corp. 5.75% 7/31/2027[1]		155	145
Icahn Enterprises, LP 4.75% 9/15/2024		271	270
Icahn Enterprises, LP 6.375% 12/15/2025		210	206
Icahn Enterprises, LP 6.25% 5/15/2026		519	496
Icahn Enterprises, LP 9.75% 1/15/2029[1]		425	434
Lima Metro Line 2 Finance, Ltd. 5.875% 7/5/2034		138	136
Moog, Inc. 4.25% 12/9/2027[1]		166	157
Norfolk Southern Corp. 5.05% 8/1/2030		57	58
Norfolk Southern Corp. 4.45% 3/1/2033		15	15
Norfolk Southern Corp. 5.35% 8/1/2054		983	1,023
PM General Purchaser, LLC 9.50% 10/1/2028[1]		230	234
Regal Rexnord Corp. 6.30% 2/15/2030[1]		563	578
Regal Rexnord Corp. 6.40% 4/15/2033[1]		805	840
Ritchie Bros. Holdings, Inc. 6.75% 3/15/2028[1]		160	165
Ritchie Bros. Holdings, Inc. 7.75% 3/15/2031[1]		508	542
RTX Corp. 5.15% 2/27/2033		250	255
RTX Corp. 6.10% 3/15/2034		269	292
RTX Corp. 6.40% 3/15/2054		561	650
Sensata Technologies BV 4.00% 4/15/2029[1]		750	698
Spirit AeroSystems, Inc. 4.60% 6/15/2028		597	529
Spirit AeroSystems, Inc. 9.375% 11/30/2029[1]		640	701
Spirit AeroSystems, Inc. 9.75% 11/15/2030[1]		285	307
SRS Distribution, Inc. 6.125% 7/1/2029[1]		75	71
Stericycle, Inc. 3.875% 1/15/2029[1]		465	422
TK Elevator Holdco GmbH 7.625% 7/15/2028[1]		300	295
TransDigm, Inc. 6.25% 3/15/2026[1]		445	445
TransDigm, Inc. 6.75% 8/15/2028[1]		350	359
TransDigm, Inc. 4.625% 1/15/2029		475	446
Triumph Group, Inc. 9.00% 3/15/2028[1]		735	782
Uber Technologies, Inc. 8.00% 11/1/2026[1]		345	352

Capital Group Fixed Income ETF Trust	87

Capital Group U.S. Multi-Sector Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Union Pacific Corp. 2.95% 3/10/2052	USD	308	$219
United Rentals (North America), Inc. 5.25% 1/15/2030		385	380
WESCO Distribution, Inc. 7.25% 6/15/2028[1]		435	447
			23,283

Communication services 5.83%
AT&T, Inc. 2.25% 2/1/2032		165	137
AT&T, Inc. 3.50% 9/15/2053		600	436
AT&T, Inc. 3.55% 9/15/2055		240	173
CCO Holdings, LLC 4.25% 2/1/2031[1]		420	368
CCO Holdings, LLC 4.75% 2/1/2032[1]		275	243
CCO Holdings, LLC 4.50% 5/1/2032		105	90
CCO Holdings, LLC 4.50% 6/1/2033[1]		750	636
CCO Holdings, LLC 4.25% 1/15/2034[1]		1,385	1,127
Charter Communications Operating, LLC 2.30% 2/1/2032		510	406
Charter Communications Operating, LLC 4.40% 4/1/2033		75	69
Charter Communications Operating, LLC 3.70% 4/1/2051		1,970	1,283
Charter Communications Operating, LLC 5.25% 4/1/2053		875	734
Comcast Corp. 4.80% 5/15/2033		325	329
Comcast Corp. 2.887% 11/1/2051		900	609
Comcast Corp. 5.35% 5/15/2053		400	414
Connect Finco SARL 6.75% 10/1/2026[1]		430	428
DIRECTV Financing, LLC 5.875% 8/15/2027[1]		625	588
DISH DBS Corp. 5.875% 11/15/2024		805	756
DISH DBS Corp. 7.75% 7/1/2026		125	87
DISH Network Corp. 11.75% 11/15/2027[1]		710	742
Frontier Communications Holdings, LLC 6.75% 5/1/2029[1]		690	618
Frontier Communications Holdings, LLC 5.875% 11/1/2029		675	571
Gray Escrow II, Inc. 5.375% 11/15/2031[1]		1,171	885
Gray Television, Inc. 5.875% 7/15/2026[1]		25	24
Gray Television, Inc. 4.75% 10/15/2030[1]		452	341
Lamar Media Corp. 3.625% 1/15/2031		821	730
Meta Platforms, Inc. 3.85% 8/15/2032		415	395
Meta Platforms, Inc. 4.45% 8/15/2052		345	317
Netflix, Inc. 4.875% 4/15/2028		345	350
Netflix, Inc. 5.875% 11/15/2028		12	13
Netflix, Inc. 5.375% 11/15/2029[1]		167	173
News Corp. 3.875% 5/15/2029[1]		280	258
Nexstar Media, Inc. 4.75% 11/1/2028[1]		900	830
Sirius XM Radio, Inc. 4.00% 7/15/2028[1]		175	162
Sirius XM Radio, Inc. 4.125% 7/1/2030[1]		245	219
Sirius XM Radio, Inc. 3.875% 9/1/2031[1]		1,360	1,165
Tencent Holdings, Ltd. 3.24% 6/3/2050		665	444
Tencent Holdings, Ltd. 3.24% 6/3/2050[1]		165	110
Tencent Holdings, Ltd. 3.84% 4/22/2051		310	232
T-Mobile USA, Inc. 2.55% 2/15/2031		100	86
T-Mobile USA, Inc. 5.05% 7/15/2033		37	37
T-Mobile USA, Inc. 5.75% 1/15/2034		400	424
T-Mobile USA, Inc. 3.40% 10/15/2052		100	73
T-Mobile USA, Inc. 6.00% 6/15/2054		522	573
Univision Communications, Inc. 8.00% 8/15/2028[1]		115	119
Univision Communications, Inc. 4.50% 5/1/2029[1]		1,095	978
Univision Communications, Inc. 7.375% 6/30/2030[1]		1,350	1,348
Verizon Communications, Inc. 1.75% 1/20/2031		150	123
Verizon Communications, Inc. 3.55% 3/22/2051		310	239
Verizon Communications, Inc. 3.875% 3/1/2052		24	19
WMG Acquisition Corp. 3.875% 7/15/2030[1]		687	622
			22,133

88	Capital Group Fixed Income ETF Trust

Capital Group U.S. Multi-Sector Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Materials 4.92%
Ardagh Metal Packaging Finance PLC 4.00% 9/1/2029[1]	USD	800	$678
ATI, Inc. 4.875% 10/1/2029		335	313
ATI, Inc. 7.25% 8/15/2030		124	129
Axalta Coating Systems Dutch Holding B BV 7.25% 2/15/2031[1]		150	157
Axalta Coating Systems, LLC 4.75% 6/15/2027[1]		425	413
Ball Corp. 6.875% 3/15/2028		240	249
Ball Corp. 6.00% 6/15/2029		225	230
BHP Billiton Finance (USA), Ltd. 4.90% 2/28/2033		36	37
BHP Billiton Finance (USA), Ltd. 5.25% 9/8/2033		616	639
BHP Billiton Finance (USA), Ltd. 5.50% 9/8/2053		686	749
Braskem Idesa SAPI 6.99% 2/20/2032		475	279
Braskem Netherlands Finance BV 8.75% 1/12/2031[1]		575	535
Braskem Netherlands Finance BV 7.25% 2/13/2033[1]		750	632
CAN-PACK Spolka Akcyjna 3.875% 11/15/2029[1]		400	343
Celanese US Holdings, LLC 6.35% 11/15/2028		131	138
Celanese US Holdings, LLC 6.55% 11/15/2030		267	283
Celanese US Holdings, LLC 6.379% 7/15/2032		460	487
Celanese US Holdings, LLC 6.70% 11/15/2033		340	369
CSN Resources SA 8.875% 12/5/2030[1]		755	787
EIDP, Inc. 4.80% 5/15/2033		349	353
Element Solutions, Inc. 3.875% 9/1/2028[1]		410	378
First Quantum Minerals, Ltd. 6.875% 10/15/2027[1]		770	655
FXI Holdings, Inc. 12.25% 11/15/2026[1]		745	665
International Flavors & Fragrances, Inc. 3.468% 12/1/2050[1]		905	620
LABL, Inc. 9.50% 11/1/2028[1]		526	532
LSB Industries, Inc. 6.25% 10/15/2028[1]		602	572
Mineral Resources, Ltd. 8.125% 5/1/2027[1]		420	427
Mineral Resources, Ltd. 9.25% 10/1/2028[1]		270	288
NOVA Chemicals Corp. 8.50% 11/15/2028[1]		865	908
NOVA Chemicals Corp. 4.25% 5/15/2029[1]		255	215
Novelis Corp. 3.875% 8/15/2031[1]		530	468
OCI NV 6.70% 3/16/2033[1]		605	618
Olympus Water US Holding Corp. 9.75% 11/15/2028[1]		535	569
Sasol Financing USA, LLC 8.75% 5/3/2029[1]		550	562
SCIH Salt Holdings, Inc. 4.875% 5/1/2028[1]		50	47
SCIH Salt Holdings, Inc. 6.625% 5/1/2029[1]		250	234
Scotts Miracle-Gro Co. 4.375% 2/1/2032		85	72
Sealed Air Corp. 4.00% 12/1/2027[1]		250	235
Sealed Air Corp. 6.125% 2/1/2028[1]		856	864
Summit Materials, LLC 5.25% 1/15/2029[1]		308	298
Summit Materials, LLC 7.25% 1/15/2031[1]		421	444
Trivium Packaging Finance BV 8.50% 8/15/2027[1]		413	405
Tronox, Inc. 4.625% 3/15/2029[1]		654	580
Venator Finance SARL, Term Loan, (USD-SOFR + 10.00%) 8.00% PIK and 2.00% Cash 10/10/2028[3,4,5]		13	13
Venator Finance SARL, Term Loan, (USD-SOFR + 10.00%) 8.00% PIK and 2.00% Cash 10/10/2028[3,4,5]		1	1
Warrior Met Coal, Inc. 7.875% 12/1/2028[1]		185	184
			18,654

Utilities 4.32%
Aegea Finance SARL 9.00% 1/20/2031[1]		598	636
Alabama Power Co. 3.94% 9/1/2032		151	144
Alabama Power Co. 5.85% 11/15/2033		160	172
CenterPoint Energy Houston Electric, LLC 2.90% 7/1/2050		190	133
Consumers Energy Co. 3.60% 8/15/2032		75	70
Consumers Energy Co. 4.625% 5/15/2033		125	125
Duke Energy Carolinas, LLC 2.45% 8/15/2029		75	67
Duke Energy Carolinas, LLC 5.35% 1/15/2053		275	282
Duke Energy Corp. 4.50% 8/15/2032		229	222
Duke Energy Corp. 6.10% 9/15/2053		300	326
Duke Energy Florida, LLC 5.875% 11/15/2033		90	97

Capital Group Fixed Income ETF Trust	89

Capital Group U.S. Multi-Sector Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Edison International 4.125% 3/15/2028	USD	65	$63
Edison International 6.95% 11/15/2029		95	103
Electricité de France SA 9.125% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 5.411% on 6/15/2033)[1,2]		200	224
Entergy Louisiana, LLC 2.90% 3/15/2051		495	331
FirstEnergy Corp. 2.65% 3/1/2030		1,520	1,315
FirstEnergy Corp. 2.25% 9/1/2030		555	468
FirstEnergy Corp. 3.40% 3/1/2050		550	388
FirstEnergy Transmission, LLC 4.35% 1/15/2025[1]		200	197
Georgia Power Co. 4.95% 5/17/2033		225	227
NextEra Energy Capital Holdings, Inc. 2.25% 6/1/2030		130	111
Oncor Electric Delivery Co., LLC 5.65% 11/15/2033[1]		100	107
Oncor Electric Delivery Co., LLC 2.70% 11/15/2051		355	235
Pacific Gas and Electric Co. 3.00% 6/15/2028		220	201
Pacific Gas and Electric Co. 4.55% 7/1/2030		74	70
Pacific Gas and Electric Co. 3.25% 6/1/2031		420	364
Pacific Gas and Electric Co. 5.90% 6/15/2032		565	575
Pacific Gas and Electric Co. 6.15% 1/15/2033		225	233
Pacific Gas and Electric Co. 6.40% 6/15/2033		225	237
Pacific Gas and Electric Co. 3.30% 8/1/2040		135	99
Pacific Gas and Electric Co. 3.50% 8/1/2050		1,465	1,014
PacifiCorp 4.15% 2/15/2050		100	81
PacifiCorp 3.30% 3/15/2051		325	226
PacifiCorp 2.90% 6/15/2052		28	18
PacifiCorp 5.35% 12/1/2053		600	578
PacifiCorp 5.50% 5/15/2054		525	516
PG&E Corp. 5.25% 7/1/2030		1,255	1,212
Public Service Company of Colorado 3.20% 3/1/2050		525	377
Public Service Company of Colorado 2.70% 1/15/2051		688	434
Public Service Company of Colorado 5.25% 4/1/2053		75	75
Southern California Edison Co. 5.65% 10/1/2028		300	313
Southern California Edison Co. 2.50% 6/1/2031		255	219
Southern California Edison Co. 3.65% 2/1/2050		1,247	967
Southern California Edison Co. 2.95% 2/1/2051		380	258
Talen Energy Supply, LLC 8.625% 6/1/2030[1]		815	867
Talen Energy Supply, LLC, Term Loan B, (3-month USD CME Term SOFR + 4.50%) 9.869% 5/17/2030[3,4]		65	65
Venture Global Calcasieu Pass, LLC 3.875% 8/15/2029[1]		605	550
Virginia Electric & Power 2.30% 11/15/2031		155	130
Xcel Energy, Inc. 4.60% 6/1/2032		50	49
Xcel Energy, Inc. 5.45% 8/15/2033		600	619
			16,390

Real estate 4.05%
Anywhere Real Estate Group, LLC 5.25% 4/15/2030[1]		375	280
Boston Properties, LP 2.55% 4/1/2032		272	217
Boston Properties, LP 2.45% 10/1/2033		527	402
Boston Properties, LP 6.50% 1/15/2034		495	523
Brookfield Property REIT, Inc. 5.75% 5/15/2026[1]		200	194
Crown Castle, Inc. 5.00% 1/11/2028		82	82
Crown Castle, Inc. 5.80% 3/1/2034		702	727
Equinix, Inc. 2.50% 5/15/2031		295	251
Highwoods Realty, LP 7.65% 2/1/2034		336	363
Howard Hughes Corp. (The) 5.375% 8/1/2028[1]		5	5
Howard Hughes Corp. (The) 4.125% 2/1/2029[1]		20	18
Howard Hughes Corp. (The) 4.375% 2/1/2031[1]		1,266	1,100
Hudson Pacific Properties, LP 4.65% 4/1/2029		95	77
Hudson Pacific Properties, LP 3.25% 1/15/2030		442	325
Kennedy-Wilson, Inc. 4.75% 3/1/2029		75	63
Kennedy-Wilson, Inc. 4.75% 2/1/2030		1,500	1,218
Kennedy-Wilson, Inc. 5.00% 3/1/2031		1,075	855
Kilroy Realty, LP 2.65% 11/15/2033		378	287

90	Capital Group Fixed Income ETF Trust

Capital Group U.S. Multi-Sector Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Real estate (continued)
Ladder Capital Finance Holdings LLLP 4.25% 2/1/2027[1]	USD	16	$15
Ladder Capital Finance Holdings LLLP 4.75% 6/15/2029[1]		825	745
MPT Operating Partnership, LP 5.00% 10/15/2027		250	204
MPT Operating Partnership, LP 3.50% 3/15/2031		1,195	749
Park Intermediate Holdings, LLC 4.875% 5/15/2029[1]		883	818
Prologis, LP 4.75% 6/15/2033		235	238
Prologis, LP 5.125% 1/15/2034		210	217
Public Storage Operating Co. 5.10% 8/1/2033		598	619
Public Storage Operating Co. 5.35% 8/1/2053		643	672
RHP Hotel Properties, LP 4.50% 2/15/2029[1]		275	256
Service Properties Trust 4.75% 10/1/2026		50	47
Service Properties Trust 4.95% 2/15/2027		41	37
Service Properties Trust 3.95% 1/15/2028		340	279
Service Properties Trust 4.95% 10/1/2029		1,129	936
Service Properties Trust 4.375% 2/15/2030		690	536
Service Properties Trust 8.625% 11/15/2031[1]		782	820
Sun Communities Operating, LP 4.20% 4/15/2032		300	274
VICI Properties, LP 5.125% 5/15/2032		891	869
WeWork Companies, LLC 5.00% Cash and 6.00% PIK 8/15/2027[1,5]		113	24
WeWork Companies, LLC 7.00% Cash and 8.00% PIK 8/15/2027[1,5]		90	31
			15,373

Consumer staples 4.00%
7-Eleven, Inc. 1.80% 2/10/2031[1]		491	399
7-Eleven, Inc. 2.80% 2/10/2051[1]		395	254
Altria Group, Inc. 3.70% 2/4/2051		651	459
Anheuser-Busch InBev Worldwide, Inc. 5.55% 1/23/2049		100	108
B&G Foods, Inc. 5.25% 4/1/2025		15	15
B&G Foods, Inc. 5.25% 9/15/2027		150	136
B&G Foods, Inc. 8.00% 9/15/2028[1]		590	620
BAT Capital Corp. 6.421% 8/2/2033		307	321
BAT Capital Corp. 3.984% 9/25/2050		1,485	1,047
BAT Capital Corp. 7.081% 8/2/2053		1,728	1,849
Central Garden & Pet Co. 4.125% 4/30/2031[1]		555	491
Constellation Brands, Inc. 2.25% 8/1/2031		730	614
Constellation Brands, Inc. 4.75% 5/9/2032		93	93
Constellation Brands, Inc. 4.90% 5/1/2033		20	20
Coty, Inc. 6.625% 7/15/2030[1]		455	468
Darling Ingredients, Inc. 6.00% 6/15/2030[1]		650	651
Energizer Holdings, Inc. 4.375% 3/31/2029[1]		513	460
Ingles Markets, Inc. 4.00% 6/15/2031[1]		510	451
J. M. Smucker Co. (The) 6.20% 11/15/2033		224	244
J. M. Smucker Co. (The) 6.50% 11/15/2043		132	147
J. M. Smucker Co. (The) 6.50% 11/15/2053		290	335
Kronos Acquisition Holdings, Inc. 5.00% 12/31/2026[1]		50	49
Kronos Acquisition Holdings, Inc. 7.00% 12/31/2027[1]		210	201
Minerva Luxembourg SA 8.875% 9/13/2033[1]		772	818
Performance Food Group, Inc. 4.25% 8/1/2029[1]		166	152
Philip Morris International, Inc. 5.75% 11/7/2032		625	656
Philip Morris International, Inc. 5.375% 2/15/2033		1,100	1,129
Philip Morris International, Inc. 5.625% 9/7/2033		586	612
Post Holdings, Inc. 4.625% 4/15/2030[1]		860	792
Prestige Brands, Inc. 3.75% 4/1/2031[1]		445	390
Simmons Foods, Inc. 4.625% 3/1/2029[1]		350	303
Target Corp. 4.80% 1/15/2053		410	407
TreeHouse Foods, Inc. 4.00% 9/1/2028		205	182
US Foods, Inc. 4.625% 6/1/2030[1]		45	42
Walmart, Inc. 4.10% 4/15/2033		250	248
			15,163

Capital Group Fixed Income ETF Trust	91

Capital Group U.S. Multi-Sector Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Information technology 1.80%
Broadcom, Inc. 2.60% 2/15/2033[1]	USD	116	$96
Broadcom, Inc. 3.469% 4/15/2034[1]		1,405	1,223
Broadcom, Inc. 4.926% 5/15/2037[1]		275	266
Cloud Software Group, Inc. 6.50% 3/31/2029[1]		775	739
Cloud Software Group, Inc. 9.00% 9/30/2029[1]		1,222	1,163
CommScope Technologies, LLC 6.00% 6/15/2025[1]		196	160
CommScope, Inc. 6.00% 3/1/2026[1]		63	56
CommScope, Inc. 8.25% 3/1/2027[1]		98	52
CommScope, Inc. 7.125% 7/1/2028[1]		55	26
CommScope, Inc. 4.75% 9/1/2029[1]		100	67
CommScope, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.25%) 8.72% 4/6/2026[3,4]		60	54
Diebold Nixdorf, Inc., Term Loan, (3-month USD CME Term SOFR + 7.00%) 12.86% 10/2/2028[1,3,4]		192	198
Finastra USA, Inc., Term Loan B, (3-month USD CME Term SOFR + 7.25%) 12.713% 9/13/2029[3,4,6]		273	269
Finastra USA, Inc., Term Loan, (3-month USD CME Term SOFR + 7.25%) 12.61% 9/13/2029[3,4,6]		7	7
Gartner, Inc. 3.75% 10/1/2030[1]		403	357
NCR Atleos Corp. 9.50% 4/1/2029[1]		700	744
Oracle Corp. 5.55% 2/6/2053		750	751
ServiceNow, Inc. 1.40% 9/1/2030		120	99
SK hynix, Inc. 6.50% 1/17/2033		200	211
Tibco Software, Inc., Term Loan A, (3-month USD CME Term SOFR + 4.50%) 9.948% 9/29/2028[3,4]		198	194
Wolfspeed, Inc. 9.875% 6/23/2030 (10.875% on 6/23/2026)[2,6,7]		110	112
			6,844

Total corporate bonds, notes & loans			268,326

Mortgage-backed obligations 11.32%
Commercial mortgage-backed securities 10.18%
3650R Commercial Mortgage Trust, Series 2022-PF2, Class B, 5.29% 11/15/2055[8]		634	560
Bank Commercial Mortgage Trust, Series 2022-BNK44, Class B, 5.745% 11/15/2032[8]		556	523
Bank Commercial Mortgage Trust, Series 2022-BNK44, Class C, 5.745% 11/15/2032[8]		500	420
Bank Commercial Mortgage Trust, Series 2023-BNK45, Class B, 6.148% 2/15/2056[8]		375	381
Bank Commercial Mortgage Trust, Series 2023-BNK45, Class C, 6.279% 2/15/2056[8]		102	94
Bank Commercial Mortgage Trust, Series 2023-5YR1, Class B, 6.411% 3/15/2056[8]		745	718
Bank Commercial Mortgage Trust, Series 2023-5YR2, Class AS, 7.14% 6/15/2028[8]		267	279
Bank Commercial Mortgage Trust, Series 2023-5YR2, Class C, 7.164% 7/15/2028[8]		458	439
Bank Commercial Mortgage Trust, Series 2023-BNK46, Class B, 6.773% 8/15/2056[8]		712	749
Bank Commercial Mortgage Trust, Series 2023-BNK46, Class C, 6.773% 8/15/2056[8]		493	465
Bank Commercial Mortgage Trust, Series 2023-5YR4, Class B, 7.785% 12/15/2056[8]		598	627
Barclays Commercial Mortgage Securities, LLC, Series 2018-TALL, Class A, ((1-month USD CME Term SOFR + 0.047%) + 0.872%) 6.281% 3/15/2037[1,8]		100	93
Barclays Commercial Mortgage Securities, LLC, Series 2022-C18, Class C, 6.149% 12/15/2055[8]		1,008	892
Barclays Commercial Mortgage Securities, LLC, Series 2023-C19, Class AS, 6.07% 4/15/2056[8]		148	151
Barclays Commercial Mortgage Securities, LLC, Series 2023-C19, Class B, 6.333% 4/15/2056[8]		150	151
Barclays Commercial Mortgage Securities, LLC, Series 2023-C19, Class C, 6.385% 4/15/2056[8]		198	178
Barclays Commercial Mortgage Securities, LLC, Series 2023-C20, Class C, 6.608% 7/15/2056[8]		470	438
Benchmark Mortgage Trust, Series 2023-V2, Class B, 6.769% 5/15/2050[8]		999	1,016
Benchmark Mortgage Trust, Series 2023-V2, Class C, 6.769% 5/15/2055[8]		742	712
Benchmark Mortgage Trust, Series 2023-B38, Class AM, 6.12% 4/15/2056[8]		226	231
Benchmark Mortgage Trust, Series 2023-B38, Class C, 6.245% 4/15/2056[8]		499	424
Benchmark Mortgage Trust, Series 2023-B38, Class B, 6.245% 4/15/2056[8]		499	503
Benchmark Mortgage Trust, Series 2023-V3, Class B, 6.924% 7/15/2056[8]		500	510
Benchmark Mortgage Trust, Series 2023-V3, Class C, 7.173% 7/15/2056[8]		881	853
Benchmark Mortgage Trust, Series 2023-B40, Class B, 6.58% 12/15/2056[8]		893	932

92	Capital Group Fixed Income ETF Trust

Capital Group U.S. Multi-Sector Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
BMO Mortgage Trust, Series 2023-C5, Class B, 6.476% 6/15/2056[8]	USD	312	$323
BMO Mortgage Trust, Series 2023-C5, Class C, 6.627% 6/15/2056[8]		166	159
BMO Mortgage Trust, Series 2023-5C1, Class B, 6.96% 8/15/2056[8]		1,052	1,072
BMO Mortgage Trust, Series 2023-5C1, Class C, 7.118% 8/15/2056[8]		403	388
BMO Mortgage Trust, Series 2023-C6, Class B, 6.636% 9/15/2056[8]		520	539
BX Trust, Series 2021-VOLT, Class D, (1-month USD CME Term SOFR + 1.764%) 7.126% 9/15/2036[1,8]		280	270
BX Trust, Series 2021-VOLT, Class E, (1-month USD CME Term SOFR + 2.114%) 7.476% 9/15/2036[1,8]		710	680
BX Trust, Series 2022-AHP, Class A, (1-month USD CME Term SOFR + 0.99%) 6.352% 2/15/2039[1,8]		769	755
BX Trust, Series 2022-PSB, Class A, (1-month USD CME Term SOFR + 2.451%) 7.813% 8/15/2039[1,8]		443	445
BX Trust, Series 2022-PSB, Class C, (1-month USD CME Term SOFR + 3.697%) 9.059% 8/15/2039[1,8]		221	222
BX Trust, Series 2023-VLT2, Class D, (1-month USD CME Term SOFR + 4.774%) 10.136% 6/15/2040[1,8]		1,500	1,508
BX Trust, Series 2020-VIV4, Class A, 2.843% 3/9/2044[1,8]		500	429
BX Trust, Series 2020-VIV3, Class B, 3.544% 3/9/2044[1,8]		495	434
BX Trust, Series 2020-VIV2, Class C, 3.542% 3/9/2044[1,8]		500	429
CENT Trust 2023-CITY, Series 2023-CITY, Class B, (1-month USD CME Term SOFR + 3.15%) 8.512% 9/15/2028[1,8]		958	965
Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class D, 5.852% 6/10/2028[1,8]		1,129	1,090
Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class C, 5.852% 6/10/2028[1,8]		245	241
Citigroup Commercial Mortgage Trust, Series 2020-GC46, Class B, 3.15% 2/15/2053[8]		140	106
DATA 2023-CNTR Mortgage Trust, Series 2023-CNTR, Class D, 5.728% 8/12/2043[1,8]		664	575
DC Commercial Mortgage Trust, Series 2023-DC, Class D, 7.14% 9/10/2040[1,8]		1,546	1,497
FIVE Mortgage Trust, Series 2023-V1, Class B, 6.404% 2/10/2056[8]		495	495
FIVE Mortgage Trust, Series 2023-V1, Class C, 6.404% 2/10/2056[8]		195	184
Great Wolf Trust, Series 2019-WOLF, Class A, (1-month USD CME Term SOFR + 1.238% on 12/15/2023)[1,2,8]		243	242
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class AS, 3.561% 4/15/2048[8]		483	460
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class AS, 4.036% 5/15/2048[8]		508	485
MSFW Commercial Mortgage Trust, Series 2023-1, Class B, 6.683% 5/15/2033[8]		410	428
MSFW Commercial Mortgage Trust, Series 2023-1, Class C, 6.683% 5/15/2033[8]		283	267
Multifamily Connecticut Avenue Securities, Series 2020-1, Class M10, (30-day Average USD-SOFR + 3.864%) 9.202% 3/25/2050[1,8]		1,356	1,315
Multifamily Connecticut Avenue Securities, Series 2023-01, Class M7, (30-day Average USD-SOFR + 4.00%) 9.337% 11/25/2053[1,8]		1,510	1,533
Multifamily Connecticut Avenue Securities, Series 2023-01, Class M10, (30-day Average USD-SOFR + 6.50%) 11.837% 11/25/2053[1,8]		2,519	2,588
ORL Trust, Series 2023-GLKS, Class C, (1-month USD CME Term SOFR + 3.651%) 8.974% 10/15/2028[1,8]		983	985
ORL Trust, Series 2023-GLKS, Class D, (1-month USD CME Term SOFR + 4.301%) 9.624% 10/15/2028[1,8]		1,795	1,800
Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class AS, 3.872% 5/15/2048[8]		481	455
Wells Fargo Commercial Mortgage Trust, Series 2015-C29, Class AS, 4.013% 6/15/2048[8]		995	957
Wells Fargo Commercial Mortgage Trust, Series 2018-C46, Class B, 4.633% 8/15/2051[8]		967	843
WMRK Commercial Mortgage Trust, Series 2022-WMRK, Class A, (1-month USD CME Term SOFR + 2.789%) 8.151% 11/15/2027[1,8]		412	413
WSTN Trust, Series 2023-MAUI, Class B, 7.018% 7/5/2037[1,8]		260	259
WSTN Trust, Series 2023-MAUI, Class C, 7.69% 8/5/2027[1,8]		148	146
WSTN Trust, Series 2023-MAUI, Class D, 8.455% 8/5/2027[1,8]		321	319
			38,640

Capital Group Fixed Income ETF Trust	93

Capital Group U.S. Multi-Sector Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) 1.14%
Cascade Funding Mortgage Trust, Series 2023-HB12, Class M1, 4.25% 4/25/2033[1,8]	USD	224	$205
Cascade Funding Mortgage Trust, Series 2023-HB12, Class A, 4.25% 7/25/2026[1,8]		65	63
Connecticut Avenue Securities Trust, Series 2023-R01, Class 1M1, (30-day Average USD-SOFR + 2.40%) 7.737% 12/25/2042[1,8]		858	875
Connecticut Avenue Securities Trust, Series 2023-R04, Class 1M2, (30-day Average USD-SOFR + 3.55%) 8.887% 5/25/2043[1,8]		285	304
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA2, Class M2, (30-day Average USD-SOFR + 1.964%) 7.302% 2/25/2050[1,8]		325	330
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA3, Class B1, (30-day Average USD-SOFR + 5.214%) 10.552% 6/27/2050[1,8]		1,014	1,111
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA4, Class B1, (30-day Average USD-SOFR + 6.114%) 11.452% 8/25/2050[1,8]		334	376
NewRez Warehouse Securitization Trust, Series 2021-1, Class B, (1-month USD CME Term SOFR + 1.014%) 6.37% 5/25/2055[1,8]		867	866
Tricon Residential Trust, Series 2023-SFR1, Class C, 5.10% 7/17/2040[1,8]		100	97
Tricon Residential Trust, Series 2023-SFR1, Class E, 7.977% 7/17/2040[1,8]		100	103
			4,330

Total mortgage-backed obligations			42,970

Asset-backed obligations 8.30%
ACHV ABS Trust, Series 2023-2PL, Class B, 6.88% 5/20/2030[1,8]		100	100
American Credit Acceptance Receivables Trust, Series 2023-2, Class D, 6.47% 8/13/2029[1,8]		347	346
Avis Budget Rental Car Funding (AESOP), LLC, Series 2022-5, Class B, 7.09% 4/20/2027[1,8]		553	564
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-3A, Class B, 6.12% 2/22/2028[1,8]		100	101
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-3A, Class C, 7.05% 2/22/2028[1,8]		187	189
Babson CLO, Ltd., Series 2021-1, Class D, (3-month USD CME Term SOFR + 3.162%) 8.54% 4/25/2034[1,8]		1,000	970
CFG Investments, Ltd., Series 2023-1, Class A, 8.56% 7/25/2034[1,8]		395	400
Credit Acceptance Auto Loan Trust, Series 2023-3, Class B, 7.09% 10/17/2033[1,8]		118	120
Credit Acceptance Auto Loan Trust, Series 2023-3, Class C, 7.62% 12/15/2033[1,8]		136	138
Drive Auto Receivables Trust, Series 2021-3, Class B, 1.11% 5/15/2026[8]		25	25
DriveTime Auto Owner Trust, Series 2023-3, Class C, 6.40% 5/15/2029[1,8]		260	263
DriveTime Auto Owner Trust, Series 2023-3, Class D, 7.12% 5/15/2029[1,8]		269	274
Dryden Senior Loan Fund, CLO, Series 2020-78, Class D, (3-month USD CME Term SOFR + 3.262%) 8.664% 4/17/2033[1,8]		2,000	1,975
Exeter Automobile Receivables Trust, Series 2019-3, Class E, 4.00% 8/17/2026[1,8]		810	804
Exeter Automobile Receivables Trust, Series 2023-2, Class E, 9.75% 11/15/2030[1,8]		212	219
Exeter Automobile Receivables Trust, Series 2023-3, Class E, 9.98% 1/15/2031[1,8]		1,014	1,051
Exeter Automobile Receivables Trust, Series 2023-4, Class E, 9.57% 2/18/2031[1,8]		1,100	1,130
Exeter Automobile Receivables Trust, Series 2023-5, Class E, 9.58% 6/16/2031[1,8]		1,351	1,392
Flagship Credit Auto Trust, Series 2023-3, Class C, 6.01% 7/16/2029[1,8]		49	49
Flagship Credit Auto Trust, Series 2023-3, Class D, 6.58% 8/15/2029[1,8]		25	25
Flagship Credit Auto Trust, Series 2023-3, Class E, 9.74% 6/17/2030[1,8]		297	294
Ford Credit Floorplan Master Owner Trust, Series 2023-1, Class D, 6.62% 5/15/2028[1,8]		584	582
Fortress Credit BSL, Ltd., CLO, Series 2023-1, Class B1, (3-month USD CME Term SOFR + 3.00%) 8.412% 4/23/2036[1,8]		250	251
GLS Auto Receivables Trust, Series 2023-3, Class C, 6.01% 5/15/2029[1,8]		75	76
GLS Auto Receivables Trust, Series 2023-3, Class D, 6.44% 5/15/2029[1,8]		68	68
GLS Auto Receivables Trust, Series 2023-3, Class E, 9.27% 8/15/2030[1,8]		950	969
GLS Auto Receivables Trust, Series 2023-4, Class E, 9.72% 8/15/2030[1,8]		1,010	1,037
Hertz Vehicle Financing III, LLC, Series 2023-3, Class B, 6.53% 2/25/2028[1,8]		203	207
Hertz Vehicle Financing III, LLC, Series 2023-3, Class C, 7.26% 2/25/2028[1,8]		300	305
Hertz Vehicle Financing III, LLC, Series 2023-3, Class D, 9.43% 2/25/2028[1,8]		472	478
Hertz Vehicle Financing III, LLC, Series 2022-2, Class D, 5.16% 6/26/2028[1,8]		478	430
Hertz Vehicle Financing III, LLC, Series 2022-5, Class D, 6.78% 9/25/2028[1,8]		500	470
Hertz Vehicle Financing III, LLC, Series 2023-4, Class B, 6.73% 3/25/2030[1,8]		233	241
Hertz Vehicle Financing III, LLC, Series 2023-4, Class C, 7.51% 3/25/2030[1,8]		1,136	1,180

94	Capital Group Fixed Income ETF Trust

Capital Group U.S. Multi-Sector Income ETF (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Hertz Vehicle Financing III, LLC, Series 2023-4, Class D, 9.44% 3/25/2030[1,8]	USD	462	$474
LAD Auto Receivables Trust, Series 2023-1, Class C, 6.18% 12/15/2027[1,8]		273	274
Mission Lane Credit Card Master Trust, Series 2022-B, Class C, 12.09% 1/15/2028[6,7,8]		1,000	1,017
Mission Lane Credit Card Master Trust, Series 2023-A, Class B, 8.15% 7/17/2028[1,8]		615	616
Mission Lane Credit Card Master Trust, Series 2023-A, Class C, 10.03% 7/17/2028[1,8]		1,100	1,110
Mission Lane Credit Card Master Trust, Series 2023-B, Class C, 10.44% 11/15/2028[1,8]		6,312	6,386
OnDeck Asset Securitization Trust, LLC, Series 2023-1A, Class B, 8.25% 8/19/2030[1,8]		273	276
Orion CLO, Ltd., Series 2023-1, Class C, (3-month USD CME Term SOFR + 3.25%) 8.681% 10/25/2036[1,8]		467	468
Orion CLO, Ltd., Series 2023-1, Class D, (3-month USD CME Term SOFR + 5.15%) 10.584% 10/25/2036[1,8]		378	380
Palmer Square Loan Funding, CLO, Series 2023-1, Class C, (3-month USD CME Term SOFR + 4.75%) 9.862% 7/20/2031[1,8]		250	252
Prestige Auto Receivables Trust, Series 2023-1, Class D, 6.33% 4/16/2029[1,8]		273	272
RAD CLO, Ltd., Series 2023-20, Class D, (3-month USD CME Term SOFR + 5.00%) 10.406% 7/20/2036[1,8]		250	251
Santander Drive Auto Receivables Trust, Series 2022-7, Class C, 6.69% 3/17/2031[8]		149	152
SMB Private Education Loan Trust, Series 2023-C, Class A1A, 5.67% 11/15/2052[1,8]		153	154
SMB Private Education Loan Trust, Series 2021-A, Class D1, 3.86% 1/15/2053[1,8]		350	315
SMB Private Education Loan Trust, Series 2021-A, Class D2, 3.86% 1/15/2053[1,8]		167	150
SMB Private Education Loan Trust, Series 2023-A, Class B, 5.88% 1/15/2053[1,8]		415	411
SMB Private Education Loan Trust, Series 2023-B, Class D, 7.56% 10/16/2056[1,8]		1,000	997
Stratus Static CLO, Ltd., Series 2022-3, Class B, (3-month USD CME Term SOFR + 3.05%) 8.466% 10/20/2031[1,8]		500	501
Westlake Automobile Receivables Trust, Series 2023-3, Class C, 6.02% 9/15/2028[1,8]		209	210
Westlake Automobile Receivables Trust, Series 2023-3, Class D, 6.47% 3/15/2029[1,8]		116	116
			31,505

U.S. Treasury bonds & notes 0.92%
U.S. Treasury 0.92%
U.S. Treasury 4.25% 12/31/2025		2,000	2,000
U.S. Treasury 4.625% 9/30/2028		171	176
U.S. Treasury 4.875% 10/31/2028[9]		1,000	1,044
U.S. Treasury 4.50% 11/15/2033		250	263
			3,483

Municipals 0.06%
Texas 0.06%
Brazoria County Industrial Dev. Corp., Solid Waste Disposal Facs. Rev. Bonds (Aleon Renewable Metals, LLC Project), Series 2023, AMT, 12.00% 6/1/2043[1]		200	202

Total bonds, notes & other debt instruments (cost: $333,860,000)			346,486

Common stocks 0.06%		Shares
Information technology 0.02%
Diebold Nixdorf, Inc.[1]		3,082	89

Consumer discretionary 0.02%
Party City Holdco, Inc.[7]		3,715	85
Party City Holdco, Inc.[1,7]		37	1
			86

Materials 0.02%
Venator Materials PLC[7,10]		12,424,627	64

Total common stocks (cost: $273,000)			239

Capital Group Fixed Income ETF Trust	95

Capital Group U.S. Multi-Sector Income ETF (continued)

Short-term securities 7.16%	Shares	Value (000)
Money market investments 7.16%
Capital Group Central Cash Fund 5.44%[11,12]	271,702	$27,167

Total short-term securities (cost: $27,170,000)		27,167
Total investment securities 98.53% (cost: $361,303,000)		373,892
Other assets less liabilities 1.47%		5,597

Net assets 100.00%		$379,489

Forward currency contracts

Contract amount						Unrealized appreciation depreciation
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2023 (000)
USD	160	EUR	172	Bank of America	1/8/2024	$(4)
USD	220	EUR	237	Standard Chartered Bank	1/8/2024	(6)
USD	335	EUR	362	HSBC Bank USA	1/8/2024	(8)
						$(18)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

									Upfront premium	Unrealized appreciation
Receive		Pay			Notional		Value at		paid	(depreciation)
	Payment		Payment	Expiration	amount		12/31/2023		(received)	at 12/31/2023
Rate	frequency	Rate	frequency	date	(000)		(000)		(000)	(000)
5.0615%	Annual	SOFR	Annual	9/29/2025	USD	39,000	$537		$—	$537
4.834%	Annual	SOFR	Annual	10/19/2026		13,500	363		—	363
4.692%	Annual	SOFR	Annual	9/29/2028		16,200	804		—	804
4.1495%	Annual	SOFR	Annual	11/27/2028		3,500	96		—	96
3.6875%	Annual	SOFR	Annual	12/15/2028		2,900	20		—	20
4.6415%	Annual	SOFR	Annual	9/29/2033		19,500	1,882		—	1,882
4.407%	Annual	SOFR	Annual	11/3/2033		3,000	233		—	233
SOFR	Annual	3.456%	Annual	1/2/2034		55,000	39		—	39
4.5965%	Annual	SOFR	Annual	11/2/2038		2,300	291		—	291
4.5595%	Annual	SOFR	Annual	11/2/2043		1,500	231		—	231
SOFR	Annual	3.7685	Annual	12/11/2043		500		(21)	—		(21)
SOFR	Annual	3.364	Annual	5/15/2049		10,700	41		—	41
SOFR	Annual	3.268	Annual	5/15/2049		750	—	[13]	—	—	[13]
4.392%	Annual	SOFR	Annual	9/29/2053		4,400	883		—	883
SOFR	Annual	3.2845	Annual	1/2/2054		11,700	50		—	50
							$5,449		$—	$5,449

96	Capital Group Fixed Income ETF Trust

Capital Group U.S. Multi-Sector Income ETF (continued)

Investments in affiliates12

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)		Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)
Short-term securities 7.16%
Money market investments 7.16%
Capital Group Central Cash Fund 5.44%[11]	$20	$112,621	$85,471	$—	[13]	$(3)	$27,167	$250

Restricted securities6

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Mission Lane Credit Card Master Trust, Series 2022-B, Class C, 12.09% 1/15/2028[7,8]	12/6/2022	$1,000	$1,017	.27%
Wolfspeed, Inc. 9.875% 6/23/2030 (10.875% on 6/23/2026)[2,7]	6/23/2023	106	112	.03
Finastra USA, Inc., Term Loan B, (3-month USD CME Term SOFR + 7.25%) 12.713% 9/13/2029[3,4]	9/12/2023	268	269	.07
Finastra USA, Inc., Term Loan, (3-month USD CME Term SOFR + 7.25%) 12.61% 9/13/2029[3,4]	9/12/2023	7	7	.01
		$1,381	$1,405	.38%

[1]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $181,846,000, which represented 47.92% of the net assets of the fund.
[2]	Step bond; coupon rate may change at a later date.
[3]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $1,251,000, which represented 0.32% of the net assets of the fund.
[4]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[5]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[6]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $1,405,000, which represented 0.38% of the net assets of the fund.
[7]	Value determined using significant unobservable inputs.
[8]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[9]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $600,000, which represented .16% of the net assets of the fund.
[10]	Security did not produce income during the last 12 months.
[11]	Rate represents the seven-day yield at December 31, 2023.
[12]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[13]	Amount less than one thousand.

Key to abbreviation(s)
AMT = Alternative Minimum Tax

CLO = Collateralized Loan Obligations
CME = CME Group
DAC = Designated Activity Company
Dev. = Development
EUR = Euros
Facs. = Facilities
REIT = Real Estate Investment Trust
Rev. = Revenue
SOFR = Secured Overnight Financing Rate
USD = U.S. dollars

Refer to the notes to financial statements.

Capital Group Fixed Income ETF Trust	97

Financial statements

Statements of assets and liabilities
at December 31, 2023	(dollars and shares in thousands, except per-share amount)

	Core Bond ETF	Core Plus Income ETF		Municipal Income ETF
Assets:
Investment securities, at value:
Unaffiliated issuers	$90,304	$1,541,629		$516,099
Affiliated issuers	16,276	422,052		—
Cash	49	75		477
Cash collateral pledged for futures contracts	—	—		490
Cash collateral pledged for swap contracts	—	1		—
Cash denominated in currencies other than U.S. dollars	—	—	*	—
Bilateral swaps, at value	—	225		—
Receivables for:
Sales of investments	1,028	52,505		—
Sales of fund’s shares	11,084	48,967		1,622
Dividends and interest	695	11,932		5,525
Variation margin on futures contracts	24	3,824		51
Variation margin on centrally cleared swap contracts	—	3,281		—
	119,460	2,084,491		524,264
Liabilities:
Unrealized depreciation on open forward currency contracts	—	21		—
Payables for:
Purchases of investments	22,531	503,841		5,490
Dividends on fund’s shares	325	8,617		1,853
Investment advisory services	12	404		108
Variation margin on futures contract	24	3,361		—
Variation margin on centrally cleared swap contracts	3	3,197		—
	22,895	519,441		7,451
Commitments and contingencies†
Net assets at December 31, 2023	$96,565	$1,565,050		$516,813

Net assets consist of:
Capital paid in on shares of beneficial interest	$93,345	$1,565,087		$501,249
Total distributable earnings (accumulated loss)	3,220	(37)		15,564
Net assets at December 31, 2023	$96,565	$1,565,050		$516,813

Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Net assets	$96,565	$1,565,050		$516,813
Shares outstanding	3,660	69,064		19,140
Net asset value per share	$26.38	$22.66		$27.00

Investment securities, at cost:
Unaffiliated issuers	$87,343	$1,504,117		$499,977
Affiliated issuers	16,278	422,075		—
Cash denominated in currencies other than U.S. dollars, at cost	—	—	*	—

Refer to the end of the statements of assets and liabilities for footnote.

Refer to the notes to financial statements.

98	Capital Group Fixed Income ETF Trust

Financial statements (continued)

Statements of assets and liabilities
at December 31, 2023 (continued)	(dollars and shares in thousands, except per-share amount)

	Short Duration Income ETF	Short Duration Municipal Income ETF	U.S. Multi-Sector Income ETF
Assets:
Investment securities, at value:
Unaffiliated issuers	$327,248	$46,172	$346,725
Affiliated issuers	30,363	—	27,167
Cash	118	176	632
Cash collateral pledged for futures contracts	284	50	—
Cash collateral pledged for swap contracts	930	—	2,153
Cash denominated in currencies other than U.S. dollars	—	—	—	*
Bilateral swaps, at value	—	—	—
Receivables for:
Sales of investments	12,894	—	4
Sales of fund’s shares	9,148	—	9,689
Dividends and interest	2,108	561	4,613
Variation margin on futures contracts	43	14	—
Variation margin on centrally cleared swap contracts	70	—	110
	383,206	46,973	391,093
Liabilities:
Unrealized depreciation on open forward currency contracts	—	—	18
Payables for:
Purchases of investments	49,099	365	9,113
Dividends on fund’s shares	1,644	186	2,364
Investment advisory services	66	10	109
Variation margin on futures contract	—	12	—
Variation margin on centrally cleared swap contracts	—	—	—
	50,809	573	11,604
Commitments and contingencies†
Net assets at December 31, 2023	$332,397	$46,400	$379,489

Net assets consist of:
Capital paid in on shares of beneficial interest	$331,273	$45,214	$366,693
Total distributable earnings (accumulated loss)	1,124	1,186	12,796
Net assets at December 31, 2023	$332,397	$46,400	$379,489

Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Net assets	$332,397	$46,400	$379,489
Shares outstanding	13,080	1,800	14,100
Net asset value per share	$25.41	$25.78	$26.91

Investment securities, at cost:
Unaffiliated issuers	$324,194	$44,965	$334,133
Affiliated issuers	30,365	—	27,170
Cash denominated in currencies other than U.S. dollars, at cost	—	—	—	*

*	Amount less than one thousand.
†	Refer to Note 5 for further information on unfunded commitments.

Refer to the notes to financial statements.

Capital Group Fixed Income ETF Trust	99

Financial statements (continued)

Statements of operations
for the year ended December 31, 2023	(dollars in thousands)

	Core Bond ETF[1]	Core Plus Income ETF	Municipal Income ETF
Investment income:
Income (net of non-U.S. taxes2):
Interest from unaffiliated issuers	$795	$52,735	$8,222
Dividends from affiliated issuers	104	12,157	—
	899	64,892	8,222
Fees and expenses:
Investment advisory services	34	2,988	552
Other	—	—	2
Total fees and expenses	34	2,988	554
Net investment income	865	61,904	7,668

Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss)[2] on:
Investments in:
Unaffiliated issuers	43	(19,180)	(509)
Affiliated issuers	— [3]	(8)	—
In-kind redemptions	—	—	111
Futures contracts	(10)	(8,565)	(215)
Swap contracts	(531)	(15,815)	—
Currency transactions	—	—	—
	(498)	(43,568)	(613)
Net unrealized appreciation (depreciation)[2] on:
Investments in:
Unaffiliated issuers	2,961	48,825	14,974
Affiliated issuers	(2)	(26)	—
Futures contracts	— [3]	(725)	(66)
Forward currency contracts	—	(21)	—
Swap contracts	500	10,736	—
Currency translations	—	1	—
	3,459	58,790	14,908
Net realized gain (loss) and unrealized appreciation (depreciation)	2,961	15,222	14,295
Net increase (decrease) in net assets resulting from operations	$3,826	$77,126	$21,963

Refer to the end of the statements of operations for footnotes.

Refer to the notes to financial statements.

100	Capital Group Fixed Income ETF Trust

Financial statements (continued)

Statements of operations
for the year ended December 31, 2023 (continued)	(dollars in thousands)

	Short Duration Income ETF	Short Duration Municipal Income ETF[1]	U.S. Multi-Sector Income ETF
Investment income:
Income (net of non-U.S. taxes2):
Interest from unaffiliated issuers	$12,651	$390	$13,330
Dividends from affiliated issuers	952	—	250
	13,603	390	13,580
Fees and expenses:
Investment advisory services	597	25	638
Other	—	—	—
Total fees and expenses	597	25	638
Net investment income	13,006	365	12,942

Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss)[2] on:
Investments in:
Unaffiliated issuers	(411)	(12)	(119)
Affiliated issuers	(1)	—	—3
In-kind redemptions	—	—	—
Futures contracts	(1,550)	(3)	996
Swap contracts	(1,555)	—	(7,940)
Currency transactions	—	—	(1)
	(3,517)	(15)	(7,064)
Net unrealized appreciation (depreciation)[2] on:
Investments in:
Unaffiliated issuers	2,863	1,207	11,732
Affiliated issuers	(1)	—	(3)
Futures contracts	309	(3)	—
Forward currency contracts	—	—	(18)
Swap contracts	(404)	—	5,362
Currency translations	—	—	1
	2,767	1,204	17,074
Net realized gain (loss) and unrealized appreciation (depreciation)	(750)	1,189	10,010
Net increase (decrease) in net assets resulting from operations	$12,256	$1,554	$22,952

[1]	For the period September 26, 2023, commencement of operations, through December 31, 2023.
[2]	Additional information related to non-U.S. taxes is included in the notes to financial statements.
[3]	Amount less than one thousand.

Refer to the notes to financial statements.

Capital Group Fixed Income ETF Trust	101

Financial statements (continued)

Statements of changes in net assets	(dollars in thousands)

	Core Bond ETF	Core Plus Income ETF		Municipal Income ETF
	Period ended December 31, 2023[1]	Year ended December 31, 2023	Period ended December 31, 2022[2]	Year ended December 31, 2023	Period ended December 31, 2022[3]
Operations:
Net investment income	$865	$61,904	$8,986	$7,668	$295
Net realized gain (loss)	(498)	(43,568)	(17,448)	(613)	(1)
Net unrealized appreciation (depreciation)	3,459	58,790	(11,088)	14,908	1,148
Net increase (decrease) in net assets resulting from operations	3,826	77,126	(19,550)	21,963	1,442

Distributions paid to shareholders	(606)	(49,339)	(8,274)	(7,433)	(286)

Net capital share transactions	93,345	1,082,435	482,652	428,667	72,460

Total increase (decrease) in net assets	96,565	1,110,222	454,828	443,197	73,616

Net assets:
Beginning of period	—	454,828	—	73,616	—
End of period	$96,565	$1,565,050	$454,828	$516,813	$73,616

	Short Duration Income ETF	Short Duration Municipal Income ETF		U.S. Multi-Sector Income ETF
	Year ended December 31, 2023	Period ended December 31, 2022[3]	Period ended December 31, 2023[1]	Year ended December 31, 2023	Period ended December 31, 2022[3]
Operations:
Net investment income	$13,006	$387	$365	$12,942	$658
Net realized gain (loss)	(3,517)	(50)	(15)	(7,064)	(15)
Net unrealized appreciation (depreciation)	2,767	257	1,204	17,074	946
Net increase (decrease) in net assets resulting from operations	12,256	594	1,554	22,952	1,589

Distributions paid to shareholders	(11,350)	(376)	(368)	(11,122)	(623)

Net capital share transactions	242,033	89,240	45,214	296,844	69,849

Total increase (decrease) in net assets	242,939	89,458	46,400	308,674	70,815

Net assets:
Beginning of period	89,458	—	—	70,815	—
End of period	$332,397	$89,458	$46,400	$379,489	$70,815

[1]	For the period September 26, 2023, commencement of operations, through December 31, 2023.
[2]	For the period February 22, 2022, commencement of operations, through December 31, 2022.
[3]	For the period October 25, 2022, commencement of operations, through December 31, 2022.

Refer to the notes to financial statements.

102	Capital Group Fixed Income ETF Trust

Notes to financial statements

1. Organization

Capital Group Fixed Income ETF Trust (the “series”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The series was organized on January 12, 2021, as a Delaware statutory trust. The series consists of four nondiversified exchange-traded funds: Capital Group Core Bond ETF (“Core Bond ETF”), Capital Group Core Plus Income ETF (“Core Plus Income ETF”), Capital Group Municipal Income ETF (“Municipal Income ETF”), Capital Group Short Duration Income ETF (“Short Duration Income ETF”), Capital Group Short Duration Municipal Income ETF (“Short Duration Municipal Income ETF”), and Capital Group U.S. Multi-Sector Income ETF (“U.S. Multi-Sector Income ETF”) (each a “fund”, or collectively, the “funds”). The funds’ fiscal year end is December 31.

The investment objective(s) for each fund are as follows:

Core Bond ETF — To provide as high a level of current income as is consistent with the preservation of capital.

Core Plus Income ETF — To provide current income and maximum total return, consistent with preservation of capital.

Municipal Income ETF — To provide a high level of current income exempt from regular federal income tax, consistent with the preservation of capital.

Short Duration Income ETF — To provide current income, consistent with a short duration profile and with the preservation of capital.

Short Duration Municipal Income ETF — To provide current income exempt from regular federal income tax, consistent with a short duration profile and with the preservation of capital.

U.S. Multi-Sector Income ETF — To provide a high level of current income. The secondary objective is to provide capital appreciation.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the funds’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on each fund’s ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in each fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the funds’ investment adviser, values each fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share of each fund is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Capital Group Fixed Income ETF Trust	103

Methods and inputs — The funds’ investment adviser uses the following methods and inputs to establish the fair value of each fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the funds are authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by each funds’ investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Forward currency contracts are valued based on the spot and forward exchange rates obtained from a third-party pricing vendor. Swaps are generally valued using evaluated prices obtained from third-party pricing vendors who calculate these values based on market inputs that may include the yields of the indices referenced in the instrument and the relevant curve, dealer quotes, default probabilities and recovery rates, other reference data, and terms of the contract.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by each funds’ investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by each funds’ investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

104	Capital Group Fixed Income ETF Trust

Processes and structure — Each fund’s board of trustees has designated each funds’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. Each fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

Classifications — Each funds’ investment adviser classifies each fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present each funds’ valuation levels as of December 31, 2023 (dollars in thousands):

Core Bond ETF

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$36,631	$—	$36,631
Corporate bonds, notes & loans	—	35,530	—	35,530
U.S. Treasury bonds & notes	—	11,048	—	11,048
Asset-backed obligations	—	7,095	—	7,095
Short-term securities	16,276	—	—	16,276
Total	$16,276	$90,304	$—	$106,580

	Other investments*
	Level 1		Level 2	Level 3	Total
Assets:
Unrealized appreciation on centrally cleared interest rate swaps	$—		$556	$—	$556
Unrealized appreciation on credit default swaps	—		7	—	7
Liabilities:
Unrealized depreciation on futures contracts	—	†	—	—	—	†
Unrealized depreciation on centrally cleared interest rate swaps	—		(63)	—	(63)
Total	$—		$500	$—	$500

*	Interest rate swaps, credit default swaps and futures contracts are not included in the investment portfolio.
†	Amount less than one thousand.

Capital Group Fixed Income ETF Trust	105

Core Plus Income ETF

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$641,940	$—	$641,940
Corporate bonds, notes & loans	—	464,092	814	464,906
U.S. Treasury bonds & notes	—	301,668	—	301,668
Asset-backed obligations	—	103,035	4,019	107,054
Bonds & notes of governments & government agencies outside the U.S.	—	24,302	—	24,302
Municipals	—	1,587	—	1,587
Common stocks	—	—	172	172
Short-term securities	422,052	—	—	422,052
Total	$422,052	$1,536,624	$5,005	$1,963,681

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$7,910	$—	$—	$7,910
Unrealized appreciation on centrally cleared interest rate swaps	—	11,888	—	11,888
Unrealized appreciation on bilateral interest rate swaps	—	225	—	225
Liabilities:
Unrealized depreciation on futures contracts	(8,601)	—	—	(8,601)
Unrealized depreciation on open forward currency contracts	—	(21)	—	(21)
Unrealized depreciation on centrally cleared interest rate swaps	—	(1,190)	—	(1,190)
Total	$(691)	$10,902	$—	$10,211

*	Futures contracts, forward currency contracts and interest rate swaps are not included in the investment portfolio.

Municipal Income ETF

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Municipals	$—	$482,134	$—	$482,134
Short-term securities	—	33,965	—	33,965
Total	$—	$516,099	$—	$516,099

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$448	$—	$—	$448
Liabilities:
Unrealized depreciation on futures contracts	(514)	—	—	(514)
Total	$(66)	$—	$—	$(66)

*	Futures contracts are not included in the investment portfolio.

106	Capital Group Fixed Income ETF Trust

Short Duration Income ETF

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds, notes & loans	$—	$155,211	$—	$155,211
Mortgage-backed obligations	—	109,714	—	109,714
Asset-backed obligations	—	61,062	—	61,062
U.S. Treasury bonds & notes	—	1,261	—	1,261
Short-term securities	30,363	—	—	30,363
Total	$30,363	$327,248	$—	$357,611

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$549	$—	$—	$549
Unrealized appreciation on centrally cleared interest rate swaps	—	1,554	—	1,554
Liabilities:
Unrealized depreciation on futures contracts	(240)	—	—	(240)
Unrealized depreciation on centrally cleared interest rate swaps	—	(1,891)	—	(1,891)
Total	$309	$(337)	$—	$(28)

*	Futures contracts and interest rate swaps are not included in the investment portfolio.

Short Duration Municipal Income ETF

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Municipals	$—	$43,365	$—	$43,365
Short-term securities	—	2,807	—	2,807
Total	$—	$46,172	$—	$46,172

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$16	$—	$—	$16
Liabilities:
Unrealized depreciation on futures contracts	(19)	—	—	(19)
Total	$(3)	$—	$—	$(3)

*	Futures contracts are not included in the investment portfolio.

U.S. Multi-Sector Income ETF

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds, notes & loans	$—	$268,214	$112	$268,326
Mortgage-backed obligations	—	42,970	—	42,970
Asset-backed obligations	—	30,488	1,017	31,505
U.S. Treasury bonds & notes	—	3,483	—	3,483
Municipals	—	202	—	202
Common stocks	89	—	150	239
Short-term securities	27,167	—	—	27,167
Total	$27,256	$345,357	$1,279	$373,892

Capital Group Fixed Income ETF Trust	107

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$(18)	$—	$(18)
Unrealized appreciation on centrally cleared interest rate swaps	—	5,470	—	5,470
Liabilities:
Unrealized depreciation on centrally cleared interest rate swaps	—	(21)	—	(21)
Total	$—	$5,431	$—	$5,431

*	Forward currency contracts and interest rate swaps are not included in the investment portfolio.

4. Risk factors

Investing in each fund may involve certain risks including, but not limited to, those described below (as applicable).

Market conditions — The prices of, and the income generated by, the securities held by a fund may decline due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Events (including public health emergencies, such as the spread of infectious disease), bank failures and other circumstances in one country or region could have impacts on global economies or markets. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of a fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by a fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by a fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of callable debt securities that may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from a fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in a fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of a fund’s securities could cause the net asset value of a fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities.

108	Capital Group Fixed Income ETF Trust

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and a fund may be unable to sell such holdings when necessary to meet its liquidity needs or to try to limit losses, or may be forced to sell at a loss. Depending on market conditions, reduced liquidity of fund holdings may also cause a fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the fund’s NAV.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by a fund could cause the values of these securities to decline.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and a fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in a fund having to reinvest the proceeds in lower yielding securities, effectively reducing a fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing a fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent or delay the payment of interest or principal on these securities, which could adversely affect their value and cause the fund to suffer losses. Such an event could lead to significant disruptions in U.S. and global markets. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government. U.S. government securities are subject to market risk, interest rate risk and credit risk.

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates —i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure. Investing in inflation-linked bonds may also reduce a fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to a fund.

Investing in future delivery contracts — A fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase a fund’s market exposure, and the market price of the securities that a fund contracts to repurchase could drop below their purchase price. While a fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions increase the turnover rate of a fund.

Capital Group Fixed Income ETF Trust	109

Investing in futures contracts — In addition to the risks generally associated with investing in derivative instruments, futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and futures commission merchants with which the fund transacts. Additionally, although futures require only a small initial investment in the form of a deposit of initial margin, the amount of a potential loss on a futures contract could greatly exceed the initial amount invested. While futures contracts are generally liquid instruments, under certain market conditions futures may be deemed to be illiquid. For example, a fund may be temporarily prohibited from closing out its position in a futures contract if intraday price change limits or limits on trading volume imposed by the applicable futures exchange are triggered. If a fund is unable to close out a position on a futures contract, the fund would remain subject to the risk of adverse price movements until the fund is able to close out the futures position. The ability of a fund to successfully utilize futures contracts may depend in part upon the ability of the fund’s investment adviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the futures in which the fund invests. If the investment adviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the futures in which it invests, the fund could suffer losses.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may cause a fund to lose significantly more than its initial investment. Derivatives may be difficult to value, difficult for a fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. A fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. A fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, a fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses. Derivatives are also subject to operational risk (such as documentation issues, settlement issues and systems failures) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).

Exposure to country, region, industry or sector — Subject to each fund’s investment limitations, a fund may have significant exposure to a particular country, region, industry or sector. Such exposure may cause the fund to be more impacted by risks relating to and developments affecting the country, region, industry or sector, and thus its net asset value may be more volatile, than a fund without such levels of exposure. For example, if a fund has significant exposure in a particular country, then social, economic, regulatory or other issues that negatively affect that country may have a greater impact on the fund than on a fund that is more geographically diversified.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S. or with significant operations or revenues outside the U.S., and securities tied economically to countries outside the U.S. may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes. Further, there may be increased risks of delayed settlement of securities purchased or sold by a fund, which could impact the liquidity of the fund’s portfolio.

110	Capital Group Fixed Income ETF Trust

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy in a manner that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject. A fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for a fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, more vulnerable to market manipulation, and more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Currency — The prices of, and the income generated by, many debt securities held by a fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of a fund’s securities denominated in such currencies would generally fall and vice versa.

Investing in municipal securities — Municipal securities are debt obligations that are exempt from federal, state and/or local income taxes. The yield and/or value of a fund’s investments in municipal securities may be adversely affected by events tied to the municipal securities markets, which can be very volatile and significantly impacted by unfavorable legislative or political developments and negative changes in the financial conditions of municipal securities issuers and the economy. To the extent a fund invests in obligations of a municipal issuer, the volatility, credit quality and performance of a fund may be adversely impacted by local political and economic conditions of the issuer. For example, a credit rating downgrade, bond default or bankruptcy involving an issuer within a particular state or territory could affect the market values and marketability of many or all municipal obligations of that state or territory. Income from municipal securities held by a fund could also be declared taxable because of changes in tax laws or interpretations by taxing authorities or as a result of noncompliant conduct of a municipal issuer. Additionally, the relative amount of publicly available information about municipal securities is generally less than that for corporate securities.

Investing in similar municipal bonds — Investing significantly in municipal obligations of multiple issuers in the same state or backed by revenues of similar types of projects or industries may make a fund more susceptible to certain economic, political or regulatory occurrences. As a result, a fund has greater risk of volatility, and greater risk of loss, from these investments.

Insured municipal bonds – A fund may invest in municipal bonds that are insured generally as to the timely payment of interest and repayment of principal. Insurance that covers a municipal bond does not guarantee the market value of the bond or the prices of a fund’s shares. Market conditions or changes to ratings criteria could adversely impact the ratings of municipal bond insurers. If the credit rating of the insurer were downgraded or withdrawn by rating agencies, this could have an adverse effect upon the credit rating of the insured bond and, therefore, its market value, despite the quality of the underlying issuer.

Alternative minimum tax — A fund may invest in securities that may be subject to federal alternative minimum tax. Therefore, while a fund’s distributions from tax-exempt securities are not subject to regular federal income tax, a portion or all of the distributions may be included in determining a shareholder’s federal alternative minimum tax.

Interest rate risk — The values and liquidity of the securities held by a fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. A fund may invest in variable and floating rate securities. When a fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, a fund may not be able to maintain a positive yield or total return and, in relatively low interest rate environments, there are heightened risks associated with rising interest rates.

Capital Group Fixed Income ETF Trust	111

Portfolio turnover — A fund may engage in frequent and active trading of its portfolio securities. Higher portfolio turnover may involve correspondingly greater transaction costs in the form of dealer spreads, brokerage commissions and other transaction costs on the sale of securities and on reinvestment in other securities. The sale of portfolio securities may also result in the realization of net capital gains, which are taxable when distributed to shareholders, unless the shareholder is exempt from taxation or the shareholder’s account is tax-favored. These costs and tax effects may adversely affect a fund’s returns to shareholders. A fund’s portfolio turnover rate may vary from year to year, as well as within a year.

Market trading — The funds’ shares are listed for trading on an exchange and are bought and sold on the secondary market at market prices. The market prices of fund shares are expected to fluctuate, in some cases materially, in response to changes in a fund’s net asset value (“NAV”), the intraday value of a fund’s holdings, and supply and demand for a fund’s shares. The existence of significant market volatility, disruptions to creations and redemptions, or potential lack of an active trading market for fund shares and/or for the holdings of a fund (including through a trading halt), among other factors, may result in the shares trading significantly above (at a premium) or below (at a discount) to the fund’s NAV and bid-ask spreads may widen. A bid-ask spread is the “spread” or difference between what investors are willing to pay for fund shares (the “bid” price) and the price at which the investors are willing to sell fund shares (the “ask” price). Purchasing a fund’s shares when its market price is at a premium or selling a fund’s shares when its market price is at a discount, may result in paying more than, or receiving less than, NAV, respectively.

Foreign securities held by a fund may be traded in markets that close at a different time than the exchange on which the fund’s shares are listed. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when a fund’s exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the fund’s exchange and the corresponding premium or discount to the fund’s NAV may widen.

Authorized participant concentration — Only authorized participants may engage in creation or redemption transactions directly with a fund, and none of them is obligated to do so. A fund has a limited number of institutions that may act as authorized participants. If authorized participants exit the business or are unable to or elect not to engage in creation or redemption transactions, and no other authorized participant engages in such function, fund shares may trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads and possibly face trading halts or delisting.

Nondiversification — As nondiversified funds, each fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single issuer could adversely affect fund performance more than if each fund were invested in a larger number of issuers. Each fund’s share price can be expected to fluctuate more than might be the case if the fund were more broadly diversified.

Cash transactions — Each fund currently expects to effect at least part of its creations and redemptions for cash rather than in-kind securities. When a fund effects redemptions partly or wholly for cash, rather than in-kind, the fund may have to sell portfolio securities at inopportune times in order to obtain the cash needed to meet redemption orders. If a fund realizes gains on these sales, the fund generally will be required to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. This strategy may cause shareholders to be subject to tax from distributions to which they would not otherwise be subject. The use of cash creations and redemptions may also cause a fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the fund’s NAV. As a result of such cash transactions, a fund could incur brokerage costs which, to the extent not offset by transaction fees that are payable by an authorized participant, may reduce the fund’s NAV.

Management — The investment adviser to the funds actively manages the funds’ investments. Consequently, the funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — Some of the funds have invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

112	Capital Group Fixed Income ETF Trust

Mortgage dollar rolls — Some of the funds have entered into mortgage dollar roll transactions of TBA securities in which the fund sells a TBA mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar TBA security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions and may result in an increase to the fund’s portfolio turnover rate. Portfolio turnover rates excluding and including mortgage dollar rolls are presented at the end of the fund’s financial highlights table.

Loan transactions — Some of the funds have entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Unfunded commitments — Capital Group Core Plus Income ETF and Capital Group U.S. Multi-Sector Income ETF have participated in transactions that involve unfunded commitments, which may obligate each fund to purchase new or additional bonds and/or purchase additional shares of the applicable issuer if certain contingencies are met. As of December 31, 2023, the maximum exposure from these unfunded commitments for Capital Group Core Plus Income ETF and Capital Group U.S. Multi-Sector Income ETF was $21,000 each, respectively, which would represent less than 0.01% of the net assets of each fund should such commitments become due.

Futures contracts — Some of the funds have entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, each fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations.

Forward currency contracts — Some of the funds have entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the funds’ investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in each fund’s statement of operations.

Swap contracts — Some of the funds have entered into swap agreements, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap transaction, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return. Swap agreements can be traded on a swap execution facility (SEF) and cleared through a central clearinghouse (cleared), traded over-the-counter (OTC) and cleared, or traded bilaterally and not cleared. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the funds enter into bilaterally negotiated swap transactions, the funds will enter into swap agreements only with counterparties that meet certain credit standards and subject to agreed collateralized procedures. The term of a swap can be days, months or years and certain swaps may be less liquid than others.

Capital Group Fixed Income ETF Trust	113

Upon entering into a centrally cleared swap contract, the funds are required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the funds’ statement of assets and liabilities for centrally cleared swaps and as unrealized appreciation or depreciation in the funds’ statement of assets and liabilities for bilateral swaps. For centrally cleared swaps, the fund also pays or receives a variation margin based on the increase or decrease in the value of the swaps, including accrued interest as applicable, and records variation margin in the statement of assets and liabilities. The funds record realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from swaps are recorded in the fund’s statement of operations.

Swap agreements can take different forms. Some of the funds have entered into the following types of swap agreements:

Interest rate swaps — Some of the funds have entered into interest rate swaps, which seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the funds’ portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is variable based on a designated short-term interest rate such as the Secured Overnight Financing Rate (SOFR), prime rate or other benchmark. In other types of interest rate swaps, known as basis swaps, the parties agree to swap variable interest rates based on different designated short-term interest rates. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the funds’ current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party.

Credit default swap indices — Some of the funds have entered into centrally cleared credit default swap indices, including CDX and iTraxx indices (collectively referred to as “CDSIs”), in order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party (the protection buyer) is obligated to pay the other party (the protection seller) a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits.

The funds may enter into a CDSI transaction as either protection buyer or protection seller. If the funds are protected buyers, they would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the funds, as protection buyers, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As protection sellers, the funds would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the funds, coupled with the periodic payments previously received by the funds, may be less than the full notional value that the funds, as protection sellers, pays to the counterparty protection buyer, effectively resulting in a loss of value to the funds. Furthermore, as protection sellers, the funds would effectively add leverage to its portfolio because it would have investment exposure to the notional amount of the swap transaction.

114	Capital Group Fixed Income ETF Trust

The following table presents the average month-end notional amounts of futures contracts, interest rate swaps and credit default swaps while held for each fund (dollars in thousands):

	Futures contracts	Forward currency contracts	Interest rate swaps	Credit default swaps
Core Bond ETF	$3,912	Not applicable	$23,340	$575
Core Plus Income ETF	616,921	$874	328,320	10,400
Municipal Income ETF	29,849	Not applicable	Not applicable	Not applicable
Short Duration Income ETF	137,023	Not applicable	183,200	Not applicable
Short Duration Municipal Income ETF	1,844	Not applicable	Not applicable	Not applicable
U.S. Multi-Sector Income ETF	65,069	771	155,750	9,299

The following tables identify the location and fair value amounts on each fund’s statement of assets and liabilities and the effect on each fund’s statement of operations resulting from each fund’s use of futures contracts, forward currency contracts, interest rate swaps and credit default swaps as of, or for the year ended, December 31, 2023 (dollars in thousands):

Core Bond ETF

		Assets			Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value		Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$—	†	Unrealized depreciation*	$—
Swap (centrally cleared)	Interest	Unrealized appreciation*	556		Unrealized depreciation*	63
Swap (centrally cleared)	Credit	Unrealized appreciation*	7		Unrealized depreciation*	—
			$563			$63

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(10)	Net unrealized depreciation on futures contracts	$—
Swap	Interest	Net realized loss on swap contracts	(531)	Net unrealized appreciation on swap contracts	493
Swap	Credit	Net realized gain on swap contracts	—	Net unrealized appreciation on swap contracts	7
			$(541)		$500

Core Plus Income ETF

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$7,910	Unrealized depreciation*	$8,601
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	—	Unrealized depreciation on open forward currency contracts	21
Swap (centrally cleared)	Interest	Unrealized appreciation*	11,888	Unrealized depreciation*	1,190
Swap (bilateral)	Interest	Bilateral swaps, at value	225	Bilateral swaps, at value	—
			$20,023		$9,812

Refer to the end of the tables for footnotes.

Capital Group Fixed Income ETF Trust	115

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(8,565)	Net unrealized depreciation on futures contracts	$(725)
Forward currency	Currency	Net realized gain on forward currency contracts	—	Net unrealized depreciation forward currency contracts	(21)
Swap	Interest	Net realized loss on swap contracts	(15,815)	Net unrealized appreciation on swap contracts	10,739
Swap	Credit	Net realized gain on swap contracts	—	Net unrealized depreciation on swap contracts	(3)
			$(24,380)		$9,990

Municipal Income ETF

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$448	Unrealized depreciation*	$514

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(215)	Net unrealized depreciation on futures contracts	$(66)

Short Duration Income ETF

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$549	Unrealized depreciation*	$240
Swap (centrally cleared)	Interest	Unrealized appreciation*	1,554	Unrealized depreciation*	1,891
			$2,103		$2,131

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(1,550)	Net unrealized appreciation on futures contracts	$309
Swap	Interest	Net realized loss on swap contracts	(1,555)	Net unrealized depreciation on swap contracts	(404)
			$(3,105)		$(95)

Refer to the end of the tables for footnotes.

116	Capital Group Fixed Income ETF Trust

Short Duration Municipal Income ETF

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$16	Unrealized depreciation*	$19

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(3)	Net unrealized depreciation on futures contracts	$(3)

U.S. Multi-Sector Income ETF

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$—	Unrealized depreciation on open forward currency contracts	$18
Swap (centrally cleared)	Interest	Unrealized appreciation*	5,470	Unrealized depreciation*	21
			$5,470		$39

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$996	Net unrealized depreciation on futures contracts	$—
Forward currency	Currency	Net realized gain on forward currency contracts	—	Net unrealized depreciation forward currency contracts	(18)
Swap	Interest	Net realized loss on swap contracts	(7,940)	Net unrealized appreciation on swap contracts	5,382
Swap	Credit	Net realized gain on swap contracts	—	Net unrealized depreciation on swap contracts	(20)
			$(6,944)		$5,344

*	Includes cumulative appreciation/depreciation on futures contracts, centrally cleared interest rate swaps and/or centrally cleared credit default swaps as reported in the applicable tables following each fund’s investment portfolio. Only current day’s variation margin is reported within each fund’s statement of assets and liabilities.
†	Amount less than one thousand.

Collateral — Some funds either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral due to their use of futures contracts, forward currency contracts, interest rate swaps, credit default swaps and/or future delivery contracts. For futures contracts, centrally cleared interest rate swaps and centrally cleared credit default swaps, the program calls for each participating fund to pledge collateral for initial and variation margin by contract. For forward currency contracts and bilateral sawps, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by counterparty. For future delivery contracts, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by each participating fund, if any, is disclosed in each fund’s investment portfolio, and cash collateral pledged by each participating fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in each fund’s statement of assets and liabilities.

Capital Group Fixed Income ETF Trust	117

Rights of offset — Funds that hold forward currency contracts and/or bilateral interest rate swaps have enforceable master netting agreements with certain counterparties, where amounts payable by each party to the other in the same currency (with the same settlement date and with the same counterparty) are settled net of each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the funds do not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statements of assets and liabilities.

The following table presents each fund’s forward currency contracts and bilateral interest rate swaps by counterparty that are subject to master netting agreements but that are not offset in the funds’ statement of assets and liabilities. The net amount column shows the impact of offsetting on the funds’ statement of assets and liabilities as of December 31, 2023, if close-out netting was exercised (dollars in thousands):

Core Plus Income ETF

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Barclays Bank PLC	$225	$—	$—	$—	$225
Liabilities:
Bank of America	$5	$—	$—	$—	$5
HSBC Bank USA	9	—	—	—	9
Standard Chartered Bank	7	—	—	—	7
Total	$21	$—	$—	$—	$21

U.S. Multi-Sector Income ETF

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Liabilities:
Bank of America	$4	$—	$—	$—	$4
HSBC Bank USA	8	—	—	—	8
Standard Chartered Bank	6	—	—	—	6
Total	$18	$—	$—	$—	$18

*	Collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended December 31, 2023, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in their respective statements of operations. During the year, none of the funds incurred any significant interest or penalties.

Each fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

118	Capital Group Fixed Income ETF Trust

Non-U.S. taxation — Dividend and interest income, if any, are recorded net of non-U.S. taxes paid. The funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the funds on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. The funds generally record an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; paydowns on fixed-income securities; net capital losses; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Additional tax basis disclosures for each fund as of December 31, 2023, were as follows (dollars in thousands):

	Core Bond ETF	Core Plus Income ETF	Municipal Income ETF	Short Duration Income ETF	Short Duration Municipal Income ETF	U.S. Multi-Sector Income ETF
Undistributed tax-exempt income	$—	$—	$2,078	$—	$183	$—
Undistributed ordinary income	329	8,618	—	1,623	—	3,034
Capital loss carryforward*	(238)	(47,201)	(803)	(1,570)	(18)	(5,895)
Gross unrealized appreciation on investments	3,527	55,947	16,386	5,131	1,207	18,772
Gross unrealized depreciation on investments	(73)	(7,552)	(243)	(2,415)	—	(739)
Net unrealized appreciation (depreciation) on investments	3,454	48,395	16,143	2,716	1,207	18,033
Cost of investments	103,626	1,925,498	499,891	354,868	44,962	361,290
Reclassification from total accumulated loss to capital paid in on shares of beneficial interest	—	—	122	—	—	—

*	Each fund’s capital loss carryforward will be used to offset any capital gains realized by the fund in future years. Funds with a capital loss carryforward will not make distributions from capital gains while a capital loss carryforward remains.

Distributions paid by each fund were characterized for tax purposes as follows (dollars in thousands):

	Year ended December 31, 2023							Year ended December 31, 2022
Fund	Ordinary income		Tax-exempt income		Long-term capital gains	Total distributions paid		Ordinary income		Tax-exempt income		Long-term capital gains	Total distributions paid
Core Bond ETF	$606	[1]	$—		$—	$606	[1]	$—		$—		$—	$—
Core Plus Income ETF	49,339		—		—	49,339		8,274	[2]	—		—	8,274	[2]
Municipal Income ETF	—		7,433		—	7,433		—		286	[3]	—	286	[3]
Short Duration Income ETF	11,350		—		—	11,350		376	[3]	—		—	376	[3]
Short Duration Municipal Income ETF	—		368	[1]	—	368	[1]	—		—		—	—
U.S. Multi-Sector Income ETF	11,122		—		—	11,122		623	[3]	—		—	623	[3]

[1]	For the period September 26, 2023, commencement of operations to December 31, 2023.
[2]	For the period February 22, 2022, commencement of operations, to December 31, 2022.
[3]	For the period October 25, 2022, commencement of operations, to December 31, 2022.

7. Fees and transactions

CRMC, the funds’ investment adviser, is the parent company of American Funds Distributors, Inc.® (“AFD”), the principal underwriter of the fund’s’ shares. CRMC and AFD are considered related parties to the funds.

Capital Group Fixed Income ETF Trust	119

Investment advisory services – Each fund has an investment advisory and service agreement with CRMC that provides for monthly fees, accrued daily. These fees are based on an annual rate of daily net assets as follows:

Fund	Annual rate
Core Bond ETF	0.27%
Core Plus Income ETF	0.34
Municipal Income ETF	0.27
Short Duration Income ETF	0.25
Short Duration Municipal Income ETF	0.25
U.S. Multi-Sector Income ETF	0.39

Under the terms of the agreements, in addition to providing investment advisory services, the investment adviser and its affiliates provide certain administrative services to help assist third parties providing non-distribution services to the funds’ shareholders. These services include providing in-depth information on each fund and market developments that impact each fund’s investments. The agreement provides that the investment adviser will pay all ordinary operating expenses of each fund other than management fees, interest expenses, taxes, acquired fund fees and expenses, costs of holding shareholder meetings, legal fees and expenses relating to arbitration or litigation, payments under each fund’s plan of distribution (if any) and other non-routine or extraordinary expenses. Additionally, each fund will be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund’s securities lending program, if applicable.

Transfer agency and administration services – Each fund has entered into a transfer agency and service agreement and an administration agreement with State Street Bank and Trust Company (“State Street”). Under the terms of the transfer agency agreement, State Street (or an agent, including an affiliate) acts as transfer agent and dividend disbursing agent for each fund. Under the terms of the administration agreement, State Street provides necessary administrative, legal, tax and accounting, regulatory and financial reporting services for the maintenance and operations of each fund. The investment adviser bears the costs of services under these agreements.

Affiliated officers and trustees – Officers and certain trustees of each fund are or may be considered to be affiliated with CRMC and AFD. No affiliated officers or trustees received any compensation directly from any of the funds.

Investment in CCF — Each fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for each fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC. CCF shares are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — Each fund may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by each fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

The following table presents purchase and sale transactions between each fund and related funds, and net realized gain or loss from such sales, if any, as of December 31, 2023 (dollars in thousands):

Fund	Purchases	Sales	Net realized loss
Municipal Income ETF	$—	$1,751	$(17)

Interfund lending — Pursuant to an exemptive order issued by the SEC, the funds, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. None of the funds lent or borrowed cash through the interfund lending program at any time during the year ended December 31, 2023.

120	Capital Group Fixed Income ETF Trust

8. Indemnifications

Each fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, each fund may also enter into contracts that provide general indemnifications. Each fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against each fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to each fund’s board members and officers.

9. Capital share transactions

Each fund issues and redeems shares at NAV only with certain authorized participants in large increments known as creation units. Purchases of creation units are made by tendering a basket of designated securities and cash to a fund, and redemption proceeds are paid with a basket of securities from a fund’s portfolio with a balancing cash component to equate the market value of the basket of securities delivered or redeemed to the NAV per creation unit on the transaction date. The funds may issue creation units to authorized participants in advance of the delivery and settlement of all or a portion of the designated securities. When this occurs, the authorized participant provides cash collateral in an amount equal to 105% of the daily marked to market value of the securities that have not yet been delivered to the fund. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery. Realized gains or losses resulting from redemptions of shares in-kind, if any, are reflected separately in each fund’s statement of operations.

Each fund’s shares are available in smaller increments to investors in the secondary market at market prices and may be subject to commissions. Authorized participants pay a transaction fee to the shareholder servicing agent when purchasing and redeeming creation units of a fund. The transaction fee is used to defray the costs associated with the issuance and redemption of creation units. In addition, for cash creation unit transactions, a variable fee for creation transactions and redemption transactions may be charged to the authorized participant to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades. Variable fees, if any, are included in capital share transactions in each fund’s statement of changes in net assets.

Capital share transactions in each fund were as follows (dollars and shares in thousands):

Core Bond ETF

Sales		Reinvestments of distributions		Repurchases		Net increase (decrease)
Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

For the period September 26, 2023*, through December 31, 2023

$93,345	3,660	$—	—	$—	—	$93,345	3,660

Core Plus Income ETF

Sales		Reinvestments of distributions		Repurchases		Net increase (decrease)
Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

$1,082,435	48,600	$—	—	$—	—	$1,082,435	48,600

For the period February 22, 2022*, through December 31, 2022

$482,652	20,464	$—	—	$—	—	$482,652	20,464

Refer to end of tables for footnote.

Capital Group Fixed Income ETF Trust	121

Municipal Income ETF

Sales		Reinvestments of distributions		Repurchases		Net increase (decrease)
Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023
$430,271	16,380	$—	—	$(1,604)	(60)	$428,667	16,320

For the period October 25, 2022*, through December 31, 2022

$72,460	2,820	$—	—	$—	—	$72,460	2,820

Short Duration Income ETF

Sales		Reinvestments of distributions		Repurchases		Net increase (decrease)
Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

$242,033	9,540	$—	—	$—	—	$242,033	9,540

For the period October 25, 2022*, through December 31, 2022

$89,240	3,540	$—	—	$—	—	$89,240	3,540

Short Duration Municipal Income ETF

Sales		Reinvestments of distributions		Repurchases		Net increase (decrease)
Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

For the period September 26, 2023*, through December 31, 2023

$45,214	1,800	$—	—	$—	—	$45,214	1,800

U.S. Multi-Sector Income ETF

Sales		Reinvestments of distributions		Repurchases		Net increase (decrease)
Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

$296,844	11,340	$—	—	$—	—	$296,844	11,340

For the period October 25, 2022*, through December 31, 2022

$69,849	2,760	$—	—	$—	—	$69,849	2,760

*	Commencement of operations.

122	Capital Group Fixed Income ETF Trust

10. Investment transactions

The following table presents purchases and sales of investments, excluding in-kind transactions, short-term securities and U.S. government obligations, if any, during the year ended December 31, 2023 (dollars in thousands):

Fund	Purchases	Sales
Core Bond ETF	$35,297	$5,971
Core Plus Income ETF	497,755	655,756
Municipal Income ETF	395,591	35,233
Short Duration Income ETF	217,852	121,009
Short Duration Municipal Income ETF	51,868	12,776
U.S. Multi-Sector Income ETF	145,873	69,876

The following table presents the value of securities received and delivered in-kind from the authorized participants to support creation and redemption transactions, if any, during the year ended December 31, 2023 (dollars in thousands):

Fund	In-kind creations	In-kind redemptions
Core Bond ETF	$41,563	$—
Core Plus Income ETF	834,529	—
Municipal Income ETF	34,583	1,477
Short Duration Income ETF	122,240	—
Short Duration Municipal Income ETF	2,876	—
U.S. Multi-Sector Income ETF	191,218	—

The following table presents additional information for each fund for the year ended December 31, 2023 (dollars in thousands):

Fund	Non-U.S. taxes paid on interest income
Core Bond ETF	$—
Core Plus Income ETF	2
Municipal Income ETF	—
Short Duration Income ETF	—
Short Duration Municipal Income ETF	—
U.S. Multi-Sector Income ETF	—

Capital Group Fixed Income ETF Trust	123

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[2]	Ratio of net income to average net assets
Core Bond ETF
12/31/2023[3,4]	$25.00	$.45	$1.18	$1.63	$(.25)	$—	$(.25)	$26.38	6.56%[5]	$97	.27%[6]	6.77%[6]
Core Plus Income ETF
12/31/2023	$22.23	$1.55	$.01	$1.56	$(1.13)	$—	$(1.13)	$22.66	7.25%	$1,565	.34%	7.04%
12/31/2022[3,7]	25.30	.83	(3.24)	(2.41)	(.66)	—	(.66)	22.23	(9.59)[5]	455	.34 [6]	4.24 [6]
Municipal Income ETF
12/31/2023	$26.11	$.98	$.75	$1.73	$(.84)	$—	$(.84)	$27.00	6.78%	$517	.27%	3.75%
12/31/2022[3,8]	25.00	.17	1.07	1.24	(.13)	—	(.13)	26.11	4.92 [5]	74	.05 [5]	.67 [5]
Short Duration Income ETF
12/31/2023	$25.27	$1.37	$(.10)	$1.27	$(1.13)	$—	$(1.13)	$25.41	5.14%	$332	.25%	5.45%
12/31/2022[3,8]	25.00	.22	.21	.43	(.16)	—	(.16)	25.27	1.73 [5]	89	.05 [5]	.87 [5]
Short Duration Municipal Income ETF
12/31/2023[3,4]	$25.00	$.24	$.76	$1.00	$(.22)	$—	$(.22)	$25.78	4.00%[5]	$46	.25%[6]	3.62%[6]
U.S. Multi-Sector Income ETF
12/31/2023	$25.66	$2.05	$.78	$2.83	$(1.58)	$—	$(1.58)	$26.91	11.39%	$379	.39%	7.91%
12/31/2022[3,8]	25.00	.29	.62	.91	(.25)	—	(.25)	25.66	3.63 [5]	71	.07 [5]	1.13 [5]

Portfolio turnover rate excluding mortgage dollar roll transactions[9,10]	Year ended December 31, 2023	Period ended December 31, 2022[3,5]
Core Bond ETF	13%[4]	—
Core Plus Income ETF	76	172	[7]
Short Duration Income ETF	56	1	[8]

Portfolio turnover rate including mortgage dollar roll transactions, if any[9,10]	Year ended December 31, 2023		Period ended December 31, 2022[3,5]
Core Bond ETF	26%[4]		—
Core Plus Income ETF	581		446	[7]
Municipal Income ETF	19		1	[8]
Short Duration Income ETF	203		55	[8]
Short Duration Municipal Income ETF	37	[4]	—
U.S. Multi-Sector Income ETF	43		6	[8]

[1]	Based on average shares outstanding.
[2]	Ratios do not include expenses of any Central Funds. Each fund indirectly bears its proportionate share of the expenses of any Central Funds.
[3]	Based on operations for a period that is less than a full year.
[4]	For the period September 26, 2023, commencement of operations, through December 31, 2023.
[5]	Not annualized.
[6]	Annualized.
[7]	For the period February 22, 2022, commencement of operations, through December 31, 2022.
[8]	For the period October 25, 2022, commencement of operations, through December 31, 2022.
[9]	Rates do not include each fund’s portfolio activity with respect to any Central Funds.
[10]	Refer to Note 5 for more information on mortgage dollar rolls. Refer to the notes to financial statements.

124	Capital Group Fixed Income ETF Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Capital Group Fixed Income ETF Trust and Shareholders of Capital Group Core Plus Income ETF, Capital Group Municipal Income ETF, Capital Group U.S. Multi-Sector Income ETF, Capital Group Short Duration Income ETF, Capital Group Core Bond ETF, and Capital Group Short Duration Municipal Income ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of each of the funds listed in the table below (constituting Capital Group Fixed Income ETF Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of operations	Statement of changes in net assets	Financial highlights
Capital Group Core Plus Income ETF	For the year ended December 31, 2023.	For the year ended December 31, 2023, and for the period February 22, 2022 (commencement of operations) through December 31, 2022.
Capital Group Municipal Income ETF	For the year ended December 31, 2023.	For the year ended December 31, 2023, and for the period October 25, 2022 (commencement of operations) through December 31, 2022.
Capital Group U.S. Multi-Sector Income ETF
Capital Group Short Duration Income ETF
Capital Group Core Bond ETF	For the period September 26, 2023 (commencement of operations) through December 31, 2023.
Capital Group Short Duration Municipal Income ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

February 14, 2024

We have served as the auditor of one or more investment companies in The Capital Group group of investment companies since 1934.

Capital Group Fixed Income ETF Trust	125

Expense example	unaudited

As a fund shareholder, you incur ongoing costs, including investment advisory services fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023, through December 31, 2023).

Actual expenses:

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Note that the expenses shown in the tables on the following pages are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 7/1/2023	Ending account value 12/31/2023	Expenses paid during period		Annualized expense ratio
Core Bond ETF
Actual return	$1,000.00	$1,065.60	$.73	†	.27	%†
Assumed 5% return	1,000.00	1,023.84	1.38	†	.27	†
Core Plus Income ETF
Actual return	$1,000.00	$1,048.80	$1.76	*	.34%
Assumed 5% return	1,000.00	1,023.49	1.73	*	.34
Municipal Income ETF
Actual return	$1,000.00	$1,039.50	$1.39	*	.27%
Assumed 5% return	1,000.00	1,023.84	1.38	*	.27
Short Duration Income ETF
Actual return	$1,000.00	$1,039.40	$1.29	*	.25%
Assumed 5% return	1,000.00	1,023.95	1.28	*	.25
Short Duration Municipal Income ETF
Actual return	$1,000.00	$1,040.00	$.67	†	.25	%†
Assumed 5% return	1,000.00	1,023.95	1.28	†	.25	†
U.S. Multi-Sector Income ETF
Actual return	$1,000.00	$1,069.70	$2.03	*	.39%
Assumed 5% return	1,000.00	1,023.24	1.99	*	.39

†	The period for the “annualized expense ratio” and “actual return” line is based on the number of days from September 26, 2023, commencement of operations, through December 31, 2023, and accordingly, is not representative of a full period. The “assumed 5% return” line is based on 184 days.
*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

126	Capital Group Fixed Income ETF Trust

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. Each fund hereby designates the following amounts for the funds’ fiscal year ended December 31, 2023:

	Capital Group Core Bond ETF	Capital Group Core Plus Income ETF	Capital Group Municipal Income ETF	Capital Group Short Duration Income ETF	Capital Group Short Duration Municipal Income ETF	Capital Group U.S. Multi-Sector Income ETF
Section 163(j) interest dividends	100%	$47,748,000	—	100%	—	$10,890,000
Exempt interest dividends	—	—	$7,917,000	—	$390,000	—
U.S. government income that may be exempt from state taxation	$96,000	$9,826,000	—	$411,000	—	$153,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2024, to determine the calendar year amounts to be included on their 2023 tax returns. Shareholders should consult their tax advisors.

Capital Group Fixed Income ETF Trust	127

Liquidity Risk Management Program	unaudited

The series has adopted a liquidity risk management program (the “program”). The series’ board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages each fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of each fund’s investments, limiting the amount of each fund’s illiquid investments, and utilizing various risk management tools and facilities available to each fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of each fund’s investments is supported by one or more third-party liquidity assessment vendors.

The series’ board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period October 1, 2022, through September 30, 2023. No significant liquidity events impacting any of the funds were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing each fund’s liquidity risk.

128	Capital Group Fixed Income ETF Trust

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the series/fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Vanessa C. L. Chang, 1952 Chair of the Board (Independent and Non-Executive)	2021	Former Director, EL & EL Investments (real estate)	21	Edison International/Southern California Edison; Transocean Ltd. (offshore drilling contractor)
Jennifer C. Feikin, 1968	2021	Business Advisor; previously held positions at Google, AOL, 20th Century Fox and McKinsey & Company; Trustee, The Nature Conservancy of Utah; former Trustee, The Nature Conservancy of California; former Director, First Descents	102	Hertz Global Holdings, Inc.
Pablo R. González Guajardo, 1967	2021	CEO, Kimberly-Clark de México, SAB de CV	23	América Móvil, SAB de CV (telecommunications company); Kimberly-Clark de México, SAB de CV (consumer staples)
Leslie Stone Heisz, 1961	2021	Former Managing Director, Lazard (retired, 2010); Director, Kaiser Permanente (California public benefit corporation); former Lecturer, UCLA Anderson School of Management	102	Edwards Lifesciences; Public Storage, Inc.
William D. Jones, 1955	2021	Managing Member, CityLink LLC (investing and consulting); former President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities)	24	None

Interested trustee4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the series/fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William L. Robbins, 1968	2021	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company[6]; Chair and Director, Capital Group International, Inc.[6]	20	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by refering to the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 6455 Irvine Center Drive, Irvine, CA 92618, Attention: Secretary.

Refer to page 131 for footnotes.

Capital Group Fixed Income ETF Trust	129

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the series/fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Vincent J. Gonzales, 1984 President	CGSD 2022	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Partner — Capital Fixed Income Investors, Capital Bank and Trust Company[6]
David A. Hoag, 1965 President	CGCP 2021	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Vikas Malhotra, 1983 President	CGSM 2023	Vice President — Capital Fixed Income Investors, Capital Research and Management Company
Damien J. McCann, 1977 President Senior Vice President	CGMS 2022 CGCP 2021	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Chitrang Purani, 1977 President	CGCB 2023	Vice President — Capital Fixed Income Investors, Capital Research and Management Company
Courtney K. Wolf, 1982 President	CGMU 2022	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]
Walt Burkley, 1966 Principal Executive Officer	2021	Senior Vice President and General Counsel — Fund Business Management Group, Capital Research and Management Company; General Counsel and Secretary, The Capital Group Companies, Inc.[6]; Director, Capital Research Company[6]; Director, Capital Research and Management Company
Michael W. Stockton, 1967 Executive Vice President	2021	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Pramod Atluri, 1976 Senior Vice President	CGCB 2023	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Partner — Capital Fixed Income Investors, Capital Bank and Trust Company[6]; Director, Capital Research and Management Company
Oliver V. Edmonds, 1978 Senior Vice President	CGCB 2023	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Steven D. Lotwin, 1969 Senior Vice President	CGSD 2022	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Mark Marinella, 1958 Senior Vice President	CGMU 2022 CGSM 2023	Partner — Capital Fixed Income Investors, Capital Research and Management Company
John R. Queen, 1965 Senior Vice President	CGCP 2023	Partner — Capital Fixed Income Investors, Capital Research and Management Company;
Partner — Capital Fixed Income Investors, Capital Bank and Trust Company[6];
Senior Vice President, Capital Group Private Client Services, Inc.[6]
Jerome Solomon, 1963 Senior Vice President	CGMU 2022	Partner — Capital Fixed Income Investors, Capital Research and Management Company

Refer to page 131 for footnotes.

130	Capital Group Fixed Income ETF Trust

Other officers5 (continued)

Name, year of birth and position with fund	Year first elected an officer of the series/fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Scott Sykes, 1971 Senior Vice President	CGMS 2022	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Erik A. Vayntrub, 1984 Senior Vice President	2021	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Management Services, Inc.[6]
Shannon Ward, 1964 Senior Vice President	CGMS 2022	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Xavier Goss, 1980 Vice President	CGCP 2021 CGMS 2022	Vice President — Capital Fixed Income Investors, Capital Research and Management Company
Michael R. Tom, 1988 Secretary	2021	Associate — Fund Business Management Group, Capital Research and Management Company
Troy S. Tanner, 1983 Treasurer	2021	Vice President — Investment Operations, Capital Research and Management Company
Jennifer L. Butler, 1966 Assistant Secretary	2021	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Susan K. Countess, 1966 Assistant Secretary	2021	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2021	Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2021	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

Key:

CGCB = Capital Group Core Bond Income ETF

CGCP = Capital Group Core Plus Income ETF

CGMU = Capital Group Municipal Income ETF

CGSD = Capital Group Short Duration Income ETF

CGSM = Capital Group Short Duration Municipal Income ETF

CGMS = Capital Group U.S. Multi-Sector Income ETF

Capital Group Fixed Income ETF Trust	131

Office of the fund

6455 Irvine Center Drive Irvine,
CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2900

Custodian of assets

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2900

Counsel

Dechert LLP
One Bush Street, Suite 1600
San Francisco, CA 94104-4446

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

132	Capital Group Fixed Income ETF Trust

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call (800) 421-4225 or refer to the Capital Group website at capitalgroup.com.

“Proxy Voting Procedures and Principles” — which describes our procedures and principles for voting portfolio securities — is available at capitalgroup.com/etf. Each fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

If used as sales material after March 31, 2024, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Capital Group Fixed Income ETF Trust

For CGCP, CGMS and CGSD, The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds.

For CGCP, CGMU and CGMS, Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds.

For CGCP, CGMU, CGMS and CGSD, The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings.

For CGMU, Income from municipal bonds may be subject to state or local income taxes and/or the federal alternative minimum tax. Certain other income, as well as capital gain distributions, may be taxable.

For CGCP, CGMS and CGSD, Investing outside the United States involves risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

American Funds Distributors, Inc.

This content, developed by Capital Group, home of American Funds, should not be used as a primary basis for investment decisions and is not intended to serve as impartial investment or fiduciary advice.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Leslie Stone Heisz, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

CGFIT

Registrant:

a) Audit Fees:
Audit	2022	16,000
	2023	82,000

b) Audit-Related Fees:
	2022	None
	2023	None

c) Tax Fees:
	2022	None
	2023	None
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2022	None
	2023	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
	2022	None
	2023	None
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2022	None
	2023	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2022	None
	2023	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $0 for fiscal year 2022 and $0 for fiscal year 2023. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Vanessa C. L. Chang

Jennifer C. Feikin

Pablo R. González Guajardo

Leslie Stone Heisz

William D. Jones

(b)	Not applicable

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL GROUP FIXED INCOME ETF TRUST

By __/s/ Walter R. Burkley________________
Walter R. Burkley, Principal Executive Officer

Date: February 29, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Walter R. Burkley_____________
Walter R. Burkley, Principal Executive Officer

Date: February 29, 2024

By ___/s/ Troy S. Tanner__________________
Troy S. Tanner, Treasurer and Principal Financial Officer

Date: February 29, 2024